Exhibit 10.12
VSS-CAMBIUM MERGER CORP.
(which on the Closing Date will be merged with and into Cambium Learning, Inc.)
AS COMPANY
VSS-CAMBIUM HOLDINGS, LLC
AS GUARANTOR
TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P.
MAC CAPITAL, LTD.
NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS II, LP
NYLIM MEZZANINE PARTNERS II PARALLEL FUND, LP
GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING
GOLDENTREE CAPITAL OPPORTUNITIES, LP
AS PURCHASERS
AND
THE OTHER PURCHASERS FROM TIME TO TIME
A PARTY HERETO
AND
TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
AS ADMINISTRATIVE AGENT

NOTE PURCHASE AGREEMENT
April 12, 2007

i

EXHIBITS AND SCHEDULES

Exhibit A	Form of Closing Note
Exhibit B	Form of Guaranty
Exhibit C	Form of Compliance Certificate
Exhibit D	Form of Assignment
Exhibit E	Form of Subsidiary Guaranty
Exhibit F	Form of Joinder Agreement
Exhibit G	Form of PIK Note
Exhibit H	Form of Amended and Restated Note

Schedule 1	Mortgaged Property
Schedule 2	Refinancing
Schedule 3	Subsidiary Guarantor
Schedule 5.3	Governmental Consents
Schedule 5.5(b)	Real Property
Schedule 5.6(a)	Intellectual Property Claims
Schedule 5.6(b)	Intellectual Property, Registrations and Licenses
Schedule 5.6(c)	Violations
Schedule 5.7(a)	Subsidiaries
Schedule 5.7(b)	Organizational Chart
Schedule 5.9	Material Contracts
Schedule 5.18	Environmental Matters
Schedule 5.19	Insurance
Schedule 5.21	Acquisition Agreement Exhibits and Schedules
Schedule 5.24	Commission Fees
Schedule 8.2(a)(ii)	Outstanding Indebtedness
Schedule 8.2(b)(iii)	Permitted Liens
Schedule 8.2(d)(ii)	Investments
Schedule 8.2(i)	Affiliate Transactions

NOTE PURCHASE AGREEMENT, dated as of April 12, 2007,
BY AND AMONG
(1)	VSS-CAMBIUM MERGER CORP., a Delaware corporation (which on the Closing Date will be merged with and into Cambium Learning, Inc., the “Company”),

(2)	VSS-CAMBIUM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”),

(3)	TCW/CRESCENT MEZZANINE PARTNERS IV, L.P., a Delaware limited partnership (“TCW IV”),

(4)	TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P., a Delaware limited partnership (“TCW IVB”),

(5)	MAC CAPITAL, LTD., a Cayman Islands company (“MAC”),

(6)	NYLIM MEZZANINE PARTNERS II PARALLEL FUND, LP, a Delaware limited partnership (“NY Parallel”),

(7)	NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS II, LP, a Delaware limited partnership (“NY Mezzanine”),

(8)	GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING, Cayman Islands Sub-Trust (“GCSFF”),

(9)	GOLDENTREE CAPITAL OPPORTUNITIES, LP, a Delaware Limited Partnership (“GCO”),

(10)	THE OTHER PURCHASERS FROM TIME TO TIME PARTY HERETO (TCW IV, TCW IVB, MAC, NY Parallel, NY Mezzanine, GCFSC, GCO and such other purchasers together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and

(11)	TCW IV, as administrative agent for the Purchasers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”).
WITNESSETH:
WHEREAS, Holdings has entered into a certain Stock Purchase Agreement, dated as of January 29, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof, the “Acquisition Agreement”), with Cambium Learning, Inc. (“Target”) and each of the stockholders of Target (“Sellers”), to acquire (the “Acquisition”) all of the capital stock of Target from the Sellers, which will result in Holdings being the beneficial owner of Target and its subsidiaries (the “Acquired Business”).

WHEREAS, the Acquisition will be effected by a merger (the “Merger”) of the Company with and into Target, with Target surviving the merger.
WHEREAS, the Equity Financing shall be consummated simultaneously herewith.
WHEREAS, the Company will consummate the Acquisition on the Closing Date.
WHEREAS, promptly following the consummation of the Acquisition, the Company will cause Target to file a certificate of merger (the “Merger Certificate”) with the Secretary of State of Delaware and will effect the Merger.
WHEREAS, the Company wishes to sell to the Purchasers, and the Purchasers wish to purchase the Notes (as hereinafter defined) in the aggregate original principal amount of up to $50,000,000 upon the terms and subject to the conditions hereinafter set forth; and
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.	DEFINITIONS

1.1	Definitions

As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Acquisition” shall have the meaning assigned to such term in the recitals hereto.

“Acquired Business” shall have the meaning assigned to such term in the recitals hereto.

“Acquisition Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Acquisition Consideration” shall mean the purchase consideration for any Permitted Acquisition and all other payments by Holdings or any of its Subsidiaries in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity Interests or of properties or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business; provided that any such future payment that is subject to a contingency shall be considered Acquisition Consideration only to the extent of the reserve, if any, required under GAAP at the time of such sale to be established in respect thereof by Holdings or any of its Subsidiaries.

“Administrative Agent” shall have the meaning assigned to such term in the preamble hereto.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, that, for purposes of Section 8.2(i) , the term “Affiliate” shall also include (i) any Person that directly or indirectly owns more than 10% of any class of Equity Interests of the Person specified or (ii) any Person that is an executive officer or director of the Person specified.

“Agreement” shall mean this Note Purchase Agreement, including the exhibits and schedules attached hereto, as each of the same may be amended, supplemented, restated and/or otherwise modified from time to time.

“Anti-Terrorism Laws” shall have the meaning assigned to such term in Section 5.22.

“Approved Fund” shall mean, with respect to any Purchaser, any Person (other than a natural Person) that (a) is or will be engaged in making, purchasing, holding or otherwise investing in or extending commercial loans and similar extensions of credit in the ordinary course of its business and (b) is advised or managed by (i) such Purchaser, (ii) any Affiliate of such Purchaser or (iii) any Person (other than an a natural Person) or any Affiliate of any Person (other than a natural Person) that administers or manages such Purchaser.

“Asset Sale” shall mean (a) any conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation and including any Sale and Leaseback Transaction) by Holdings or any of its Subsidiaries of any of its property excluding sales of inventory and dispositions of cash and cash equivalents, in each case, in the ordinary course of business, and (b) any issuance or sale of any Equity Interests of any Subsidiary of Holdings, in each case, to any Person other than (i) the Company, (ii) any Subsidiary Guarantor or (iii) other than for purposes of Section 8.2(f), any other Subsidiary.

“Assignment” shall mean an assignment agreement entered into by a Purchaser, as assignor, and any prospective assignee thereof, in substantially the form of Exhibit D.

“Attributable Indebtedness” shall mean, when used with respect to any Sale and Leaseback Transaction, as at the time of determination, the present value (discounted at a rate equivalent to the Company’s then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such Sale and Leaseback Transaction.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States.

“Board of Directors” shall mean, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the board of managers of such Person, (iii) in the case of any partnership, the Board of Directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close.

“Capital Assets” shall mean, with respect to any Person, all equipment, fixed assets and Real Property or improvements of such Person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such Person.

“Capital Expenditures” shall mean, for any period, without duplication, all expenditures made directly or indirectly by the Company and its Subsidiaries during such period for Capital Assets plus, to the extent not included in the definition of Capital Assets, capitalized development cost as accounted for on a balance sheet of the Company (whether paid in cash or other consideration, financed by the incurrence of Indebtedness or accrued as a liability), but excluding (i) expenditures made in connection with the replacement, substitution or restoration of property pursuant to Section 2.10(f) of the Senior Credit Agreement and (ii) any portion of such increase attributable solely to acquisitions of Capital Assets in Permitted Acquisitions.

“Capitalization/Acquisition Documents” shall mean, collectively: (a) any or all of the stock certificates, notes, debentures or other instruments representing Equity Interests or other securities bought, sold or issued, or loans made, to facilitate the consummation of the Related Transactions; (b) the indentures or other documents pursuant to which such instruments representing Equity Interests are issued or to be issued; (c) each document governing the issuance of, or setting forth the terms of, such instruments representing Equity Interests; (d) any stockholders, registration, subordination or intercreditor agreement among or between the holders of such instruments representing Equity Interests including, without limitation, the Holdings Equityholders Agreement; (e) the Acquisition Agreement; and (f) all other instruments, documents and agreements executed in connection with the Acquisition, in each case, as amended, restated, modified and/or supplemented from time to time in each case, in accordance with their respective terms; but excluding all Transaction Documents, in each case, as amended, modified or supplemented from time to time in each case, in accordance with their respective terms.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under

GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” shall mean, as to any Person, (a) securities issued, or directly, unconditionally and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person; (b) time deposits and certificates of deposit of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia having, capital and surplus aggregating in excess of $500.0 million and a rating of “A” (or such other similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) with maturities of not more than one year from the date of acquisition by such Person; (c) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above; (d) commercial paper issued by any Person formed in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Rating Service or at least P-1 or the equivalent thereof by Moody’s Investors Service Inc., and in each case maturing not more than one year after the date of acquisition by such Person; (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above; and (f) demand deposit accounts maintained in the ordinary course of business.

“Cash Interest Expense” shall mean, for any period, Consolidated Interest Expense for such period, less the sum of (a) interest on any debt paid by the increase in the principal amount of such debt including by issuance of additional debt of such kind, (b) items described in clause (c) or, other than to the extent paid in cash, clause (g) of the definition of “Consolidated Interest Expense” and (c) gross interest income of the Company and its Subsidiaries for such period.

“Casualty Event” shall mean any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of Holdings or any of its Subsidiaries. “Casualty Event” shall include but not be limited to any taking of all or any part of any Real Property of any Person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Requirement of Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any Person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. and all implementing regulations.

A “Change in Control” shall be deemed to have occurred if:

     (a) Holdings at any time ceases to own 100% of the Equity Interests of the Company;
     (b) at any time a change of control occurs under any documentation evidencing Material Indebtedness;
     (c) prior to an IPO, (i) the Permitted Holders cease to own Equity Interests representing a majority of the total economic interests of the Equity Interests of Holdings or (ii) the Permitted Holders cease to have control of a majority of the management power over Holdings;
     (d) (i) the Permitted Holders (collectively) shall fail to own, or to have the power to vote or direct the voting of Holdings representing more than 35% of the voting power of Holdings, (ii) the Permitted Holders cease to own Equity Interests representing more than 35% of the total economic interests of the Equity Interests of Holdings or (iii) any “Person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such Person or group shall be deemed to have “beneficial ownership” of all securities that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of the voting power of Holdings representing either (w) a greater percentage of the voting power of Holdings than that beneficially owned or controlled by the Permitted Holders, (x) a greater percentage of the total economic interests of the Equity Interests of Holdings than that beneficially owned by the Permitted Holders, (y) 50% or more of the voting power of Holdings or (z) 50% or more of the total economic interests of the Equity Interests of Holdings; or
     (e) upon and following an IPO, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a vote of a majority of the members of the Board of Directors of Holdings, which members comprising such majority are then still in office and were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings.
          For purposes of this definition, a Person shall not be deemed to have beneficial ownership of Equity Interests subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.
“Closing” shall have the meaning assigned to such term in Section 2.2.

“Closing Date” shall have the meaning given such term in Section 2.2.

“Closing Notes” shall mean the promissory notes to be purchased by the Purchasers from the Company on the Closing Date in the original aggregate principal amount equal to the

Original Issuance Amount, each of which shall be substantially in the form attached hereto as Exhibit A and each as amended, modified, replaced, substituted or renewed from time to time in accordance with its terms and the terms hereof.

“Code” shall mean the Internal Revenue Code of 1986.

“Collateral” shall have the meaning set forth in the Senior Documents.

“Company” shall have the meaning assigned to such term in the preamble hereto.

“Compliance Certificate” shall mean a certificate of a Financial Officer substantially in the form of Exhibit C.

“Confidential Information Memorandum” shall mean that certain confidential information memorandum dated as of February, 2007.

“Consolidated Amortization Expense” shall mean, for any period, the amortization expense of Holdings and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Current Assets” shall mean, as at any date of determination, the total assets of Holdings and its Subsidiaries which may properly be classified as current assets on a consolidated balance sheet of Holdings and its Subsidiaries in accordance with GAAP.

“Consolidated Current Liabilities” shall mean, as at any date of determination, the total liabilities of Holdings and its Subsidiaries which may properly be classified as current liabilities (other than (a) the current portion of any long term debt or Capital Lease Obligations and (b) short term debt and (c) amounts payable under The Sopris Performance Share Plan 2004, effective as of February 1, 2004) on a consolidated balance sheet of Holdings and its Subsidiaries in accordance with GAAP.

“Consolidated Depreciation Expense” shall mean, for any period, the depreciation expense of Holdings and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, adjusted by (x) adding thereto, (i) for purposes of determining compliance with Section 8.3 only, the Cure Amount, if any, received by Holdings and contributed to the Company in cash for such period and permitted to be included in Consolidated EBITDA pursuant to Section 9.6 and (ii) in each case only to the extent (and in the same proportion) deducted in determining such Consolidated Net Income and without duplication (and with respect to the portion of Consolidated Net Income attributable to any Subsidiary of the Company only if a corresponding amount would be permitted at the date of determination to be distributed to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its Organizational Documents and all agreements, instruments and Requirements of Law applicable to such Subsidiary or its equityholders):

     (a) Consolidated Interest Expense for such period,
     (b) Consolidated Amortization Expense for such period,
     (c) Consolidated Depreciation Expense for such period,
     (d) Consolidated Tax Expense for such period,
     (e) nonrecurring employee severance costs incurred for such period beginning on January 1, 2007,
     (f) Permitted Management Fees and Expenses for such period,
     (g) costs and expenses incurred in connection with the Transactions and Related Transactions for such period,
     (h) amortization of inventory write-ups under APB 16 for such period,
     (i) any impairment of goodwill and other intangible assets occurring during such period,
     (j) any amounts paid with respect to the termination of the Stock Option Plan during such period,
     (k) any equity based compensation paid to officers, directors, managers, members or employees of Holdings or any of its Subsidiaries during such period, and
     (l) the aggregate amount of all other non-cash charges reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period, and
(y) subtracting therefrom the aggregate amount of all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business), provided that, notwithstanding anything to the contrary contained herein (including the definition of “Test Period”), Consolidated EBITDA shall be deemed to be (i) $10,846,013 for the Fiscal Quarter ended June 30, 2006, (ii) $16,329,223 for the Fiscal Quarter ended September 30, 2006, and (iii) $1,323,633 for the Fiscal Quarter ended December 31, 2006.
          Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to the Acquisition, any Permitted Acquisition and Asset Sales (other than any dispositions in the ordinary course of business) consummated at any time on or after the first day of the Test Period and prior to the date of determination as if the Acquisition and each such Permitted Acquisition had been effected on the first day of such period and as if each such Asset Sale had been consummated on the day prior to the first day of such period. Notwithstanding anything herein to the contrary, the Required Note-Holders shall have the sole right and authority to approve the pro forma adjustments made to Consolidated EBITDA in connection with any Permitted Acquisition or Asset Sale.

“Consolidated Indebtedness” shall mean, as at any date of determination, the aggregate amount of all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” shall mean, for any period, the total consolidated interest expense of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP plus, without duplication:
     (a) imputed interest on Capital Lease Obligations and Attributable Indebtedness of the Company and its Subsidiaries for such period;
     (b) commissions, discounts and other fees and charges owed by the Company or any of its Subsidiaries with respect to letters of credit securing financial obligations, bankers’ acceptance financing and receivables financings for such period;
     (c) amortization of debt issuance costs, debt discount or premium and other financing fees and expenses incurred by the Company or any of its Subsidiaries for such period;
     (d) cash contributions to any employee stock ownership plan or similar trust made by the Company or any of its Subsidiaries to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company or a Wholly Owned Subsidiary) in connection with Indebtedness incurred by such plan or trust for such period;
     (e) all interest paid or payable with respect to discontinued operations of the Company or any of its Subsidiaries for such period;
     (f) the interest portion of any deferred payment obligations of the Company or any of its Subsidiaries for such period; and
     (g) all interest on any Indebtedness of the Company or any of its Subsidiaries of the type described in clause (f) or (k) of the definition of “Indebtedness” for such period;
provided that (a) to the extent directly related to the Transactions and the Related Transactions, debt issuance costs, debt discount or premium and other financing fees and expenses shall be excluded from the calculation of Consolidated Interest Expense and (b) Consolidated Interest Expense shall be calculated after giving effect to Hedging Agreements related to interest rates (including associated costs), but excluding unrealized gains and losses with respect to Hedging Agreements related to interest rates.
          Consolidated Interest Expense shall be calculated on a Pro Forma Basis to give effect to any Indebtedness incurred, assumed or permanently repaid or extinguished at any time on or after the first day of the Test Period and prior to the date of determination in connection with the Acquisition, any Permitted Acquisitions and Asset Sales (other than any dispositions in the ordinary course of business) as if such incurrence, assumption, repayment or extinguishing had been effected on the first day of such period.
“Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication:
     (a) the net income (or loss) of any Person (other than a Subsidiary of the Company) in which any Person other than the Company and its Subsidiaries has an ownership interest, except to the extent that cash in an amount equal to any such income has actually been received by the Company or (subject to clause (b) below) any of its Subsidiaries during such period;
     (b) the net income of any Subsidiary of the Company during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of its Organizational Documents or any agreement, instrument or Requirement of Law applicable to that Subsidiary during such period, except that the Company equity in net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income;
     (c) any gain (or loss), together with any related provisions for taxes on any such gain (or the tax effect of any such loss), realized during such period by the Company or any of its Subsidiaries upon any Asset Sale (other than any dispositions in the ordinary course of business) by the Company or any of its Subsidiaries;
     (d) gains and losses due solely to fluctuations in currency values and the related tax effects determined in accordance with GAAP for such period;
     (e) earnings and losses resulting from any reappraisal, revaluation or write-up or write-down of assets;
     (f) unrealized gains and losses with respect to Hedging Obligations for such period; and
     (g) any extraordinary or nonrecurring gain (or extraordinary or nonrecurring loss), together with any related provision for taxes on any such gain (or the tax effect of any such loss), recorded or recognized by the Company or any of its Subsidiaries during such period.
          For purposes of this definition of “Consolidated Net Income,” (1) “nonrecurring” means any gain or loss as of any date that is not reasonably likely to recur within the two years following such date; provided that if there was a gain or loss similar to such gain or loss within the two years preceding such date, such gain or loss shall not be deemed nonrecurring and (2) Consolidated Net Income shall be reduced (to the extent not already reduced thereby) by the amount of any payments to or on behalf of Holdings made pursuant to Sections 8.2(h)(iii) and (iv).

“Consolidated Tax Expense” shall mean, for any period, the tax expense of the Company and its Subsidiaries, for such period, determined on a consolidated basis in accordance with GAAP.
“Contested Asset Lien Conditions” shall mean, with respect to any Permitted Lien of the type described in clauses (i), (ii), (v) and (vi) of Section 8.2(b), the following conditions:
     (a) the Company shall cause any proceeding instituted contesting such Lien on such asset to stay the sale or forfeiture of any portion of such asset on account of such Lien; and
     (b) at the option and at the request of the Administrative Agent or the Required Note-Holders, to the extent such Lien is in an amount in excess of $500,000, the appropriate Issuer Party shall maintain cash reserves in an amount sufficient to pay and discharge such Lien and the Administrative Agent’s or Required Note-Holders’, as applicable, reasonable estimate of all interest and penalties related thereto.
“Contingent Obligation” shall mean, as to any Person, any obligation, agreement, understanding or arrangement of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; (d) with respect to bankers’ acceptances, letters of credit and similar credit arrangements, until a reimbursement obligation arises (which reimbursement obligation shall constitute Indebtedness); or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any product warranties. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable, whether singly or jointly, pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.
“Contract,” with respect to any Person, shall mean any agreement, contract, note, bond, mortgage, indenture, guarantee, lease, sublease, license, sublicense or other instrument or obligation (whether written or oral) to which such Person is a party or by which it or any portion of its properties or assets may be bound.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Controlled Investment Affiliate” shall mean, as to any Person, any other Person which directly or indirectly is in Control of, is Controlled by, or is under common Control with, such Person and is organized by such Person (or any Person Controlling such Person) primarily for making equity or debt investments in, or management or advisory services for, Holdings, the Company or any other portfolio companies.

“Cure Amount” shall have the meaning assigned to such term in Section 9.6.

“Cure Right” shall have the meaning assigned to such term in Section 9.6.

“Debt Issuance” shall mean the incurrence by Holdings or any of its Subsidiaries of any Indebtedness after the Closing Date (other than as permitted by Section 8.2(a).

“Default” shall mean any event, occurrence or condition which is, or upon notice, lapse of time or both would constitute, an Event of Default.

“Disqualified Capital Stock” shall mean any (A) MIP Unit and (B) Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to six (6) months following the Maturity Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case at any time on or prior to six (6) months following the Maturity Date, or (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations.

“Dividend” with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to the holders of its Equity Interests or authorized or made any other distribution, payment or delivery of property (other than Qualified Capital Stock of such Person) or cash to the holders of its Equity Interests as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any of its Equity Interests outstanding (or any options or warrants issued by such Person with respect to its Equity Interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any of the Equity Interests of such Person outstanding (or any options or warrants issued by such Person with respect to its Equity Interests). Without limiting the foregoing, “Dividends” with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

“Dollars” and the sign “$” shall each mean the lawful money of the United States of America.

“Domestic Subsidiary” shall mean each direct or indirect Subsidiary of an Issuer Party which is organized under the laws of the United States or any state or territory thereof.

“Embargoed Person” shall have the meaning assigned to such term in Section 8.2(s).

“Environment” shall mean ambient air, indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined in any Environmental Law.

“Environmental Claim” shall mean any claim, notice, demand, order, action, suit, proceeding or other communication alleging liability for or obligation with respect to any investigation, remediation, removal, cleanup, response, corrective action, damages to natural resources, personal injury, property damage, fines, penalties or other costs resulting from, related to or arising out of (i) the presence, Release or threatened Release in or into the Environment of Hazardous Material at any location or (ii) any violation or alleged violation of any Environmental Law, and shall include any claim seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Material or alleged injury or threat of injury to health, safety or the Environment.

“Environmental Law” shall mean any and all present and future treaties, laws, statutes, ordinances, regulations, rules, decrees, orders, judgments, consent orders, consent decrees, code or other binding requirements, and the common law, but only to the extent any of the foregoing is legally binding upon the Company and its Subsidiaries, relating to protection of public health or the Environment, the Release or threatened Release of Hazardous Material, natural resources or natural resource damages, or occupational safety or health, and any and all Environmental Permits.

“Environmental Permit” shall mean any permit, license, approval, registration, notification, exemption, consent or other authorization required by or from a Governmental Authority under Environmental Law.

“Equity Financing” shall mean the cash equity investment in Holdings by the Equity Investors as the same is further invested in cash equity in the Company on or prior to the Closing Date, in an amount not less than $140.0 million on terms and conditions satisfactory to the Required Note-Holders (which amount shall include the amount of the purchase price for capital stock of Target which any Seller received in Equity Interests of Holdings in lieu of cash in connection with the Acquisition in an amount not to exceed $10.0 million).

“Equity Interest” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.

“Equity Investors” shall mean Sponsor, its Controlled Investment Affiliates (other than Holdings and its Subsidiaries), officers of Holdings and its Subsidiaries and one or more investors satisfactory to the Sponsor.

“Equity Issuance” shall mean, without duplication, (i) any issuance or sale by Holdings after the Closing Date of any Equity Interests in Holdings (including any Equity Interests issued upon exercise of any warrant or option) or any warrants or options to purchase Equity Interests or (ii) any contribution to the capital of Holdings; provided, however, that an Equity Issuance shall not include (x) any such sale or issuance by Holdings of its Equity Interests (including its Equity Interests issued upon exercise of any warrant or option or warrants or options to purchase its Equity Interests but excluding Disqualified Capital Stock), in each case, to officers or employees of any Company pursuant to (A) an employee stock plan and (B) any other sale or issuance approved by the Board of Directors of Holdings in an amount not to exceed $1.0 million, (y) any Permitted Cure Securities and (z) any such issuance or sale to the Equity Investors (including, without limitation, any Excluded Issuance).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean, with respect to any Person, any trade or business (whether or not incorporated) that, together with such Person, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence by any Issuer Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by any Issuer Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (g) the incurrence by any Issuer Party or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Plan or

Multiemployer Plan; (h) the receipt by any Issuer Party or its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (i) the “substantial cessation of operations” within the meaning of Section 4062(e) of ERISA with respect to a Plan; (j) the making of any amendment to any Plan which could result in the imposition of a lien or the posting of a bond or other security; and (k) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to any Issuer Party.

“Event of Default” shall have the meaning assigned to such term in Section 9.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Issuance” shall mean an issuance and sale of Qualified Capital Stock of Holdings to the Equity Investors, to the extent such Qualified Capital Stock is used, or the Net Cash Proceeds thereof shall be, within 90 days of the consummation of such issuance and sale, used, without duplication, to finance Capital Expenditures or one or more Permitted Acquisitions.

“Executive Order” shall have the meaning assigned to such term in Section 5.22.

“Existing Lien” shall have the meaning assigned to such term in Section 8.2(b)(iii).

“Extraordinary Event” shall mean any purchase price adjustment, indemnity payment or pension plan revision. For the avoidance of doubt, “Extraordinary Event” shall not include a Casualty Event.

“Financial Covenants” shall mean the covenants set forth in Section 8.3.

“Financial Officer” of any Person shall mean the chief financial officer of such Person.

“Fiscal Quarter” shall mean each 3 fiscal month period ending on March 31, June 30, September 30 or December 31 of each year.

“Fiscal Year” shall mean, with respect to the Issuer Parties, the twelve (12) month accounting period of the Issuer Parties commencing January 1 of each calendar year and ending December 31 of such calendar year.

“Foreign Purchaser” shall mean a Purchaser who is not a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Subsidiary” shall mean a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any state or territory thereof.

“GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis.

“GCO” shall have the meaning assigned to such term in the preamble hereto.

“GCSFF” shall have the meaning assigned to such term in the preamble hereto.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Real Property Disclosure Requirements” shall mean any Requirement of Law of any Governmental Authority requiring notification of the buyer, lessee, mortgagee, assignee or other transferee of any Real Property, facility, establishment or business, or notification, registration or filing to or with any Governmental Authority, in connection with the sale, lease, mortgage, assignment or other transfer (including any transfer of control) of any Real Property, facility, establishment or business, of the actual or threatened presence or Release in or into the Environment, or the use, disposal or handling of Hazardous Material on, at, under or near the Real Property, facility, establishment or business to be sold, leased, mortgaged, assigned or transferred.

“Guarantor” shall mean Holdings, each Subsidiary Guarantor and each other Person that enters into any Guaranty Obligations with respect to any Obligation.

“Guaranty” shall mean the Guaranty substantially in the form of Exhibit B, made by each Guarantor from time to time party thereto in favor of Administrative Agent.

“Guaranty Obligations” shall mean any obligation, contingent or otherwise, of or by any Person (the “guarantor”) guarantying or having the economic effect of guarantying any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guaranty Obligations shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” shall mean the following: hazardous substances; hazardous wastes; polychlorinated biphenyls (“PCBs”) or any substance or compound containing PCBs; asbestos or any asbestos-containing materials in any form or condition; radon or any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof; and any other pollutant or contaminant or chemicals, wastes, materials, compounds, constituents or substances, subject to regulation or which can give rise to liability under any Environmental Laws.

“Hedging Agreement” shall mean any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies.

“Hedging Obligations” shall mean obligations under or with respect to Hedging Agreements.

“Holdings” shall have the meaning assigned to such term in the preamble hereto and shall include any successors and assigns in accordance with Section 8.2(t). Holdings shall not include any entity that has been released from its obligations under this Agreement in accordance with Section 8.2(t).

“Holdings Equityholders Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of Holdings by and among the Persons named therein, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or advances; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person upon which interest charges are customarily paid or accrued; (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person; (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business on normal trade terms and not overdue by more than 120 days); (f) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, but limited to the fair market value of such property; (g) all Capital Lease Obligations, Purchase Money Obligations and synthetic lease obligations of such Person; (h) for purposes of Section 8.2(a), all Hedging Obligations to the extent required to be reflected on a balance sheet of such Person; (i) all Attributable Indebtedness of such Person; (j) all obligations of such Person for the reimbursement of any obligor in respect of letters of credit, letters of guaranty, bankers’ acceptances and similar credit transactions; and (k) all Contingent Obligations of such Person in respect of Indebtedness or obligations of others of the kinds referred to in clauses (a) through (j) above. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except (other than in the case of general partner liability) to the extent that terms of such Indebtedness expressly provide that such Person is not liable therefor. Notwithstanding the foregoing, Indebtedness shall not mean any operating lease rental expense to the extent that such rental expense is required to be recognized as a deferred liability on any Person’s balance sheet in accordance with Statement of Financial Accounting Standard No. 13.

“Indemnified Party” shall have the meaning assigned to such term in Section 7.1.

“Insurance Policies” shall mean the insurance policies and coverages required to be maintained by each Issuer Party which is an owner of Mortgaged Property with respect to the applicable Mortgaged Property pursuant to Section 8.1(d) and all renewals and extensions thereof.

“Insurance Requirements” shall mean, collectively, all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon each Issuer Party which is an owner of Mortgaged Property and applicable to the Mortgaged Property or any use or condition thereof.

“Intellectual Property” shall have the meaning assigned to such term in Section 8.1(c)(i).

“Investments” shall have the meaning assigned to such term in Section 8.2(d).

“IPO” shall mean the first underwritten public offering by Holdings of its Equity Interests after the Closing Date pursuant to a registration statement filed with the SEC in accordance with the Securities Act with gross proceeds of at least $25,000,000.

“Issuer Party” shall mean Holdings, the Company and each Subsidiary of Holdings and the Company.

“Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit F.

“Leases” shall mean any and all leases, subleases, tenancies, options, concession agreements, rental agreements, occupancy agreements, franchise agreements, access agreements and any other agreements (including all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter entered into, affecting the use or occupancy of all or any portion of any Real Property.

“Liabilities” shall have the meaning assigned to such term in Section 7.1.

“Lien” shall mean, with respect to any property, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, charge, assignment, hypothecation, security interest or encumbrance of any kind or any arrangement to provide priority or preference or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to Real Property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing; (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“MAC” shall have the meaning assigned to such term in the preamble hereto.

“Management Services Agreement” shall mean Amended and Restated Limited Liability Company Agreement of Holdings.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) a material adverse effect on the business, property, results of operations or condition, financial or otherwise, of any Issuer Party, taken as a whole; (b) material impairment of the ability of the Issuer Parties to fully and timely perform any of their obligations under any Transaction Document; or (c) material impairment of the rights of or benefits or remedies available to the Purchasers or the Administrative Agent under any Transaction Document.

“Material Contracts” shall mean the following Contracts to which the Holdings or any of its Subsidiaries is a party to as of the date hereof, which Contracts are listed on Schedule 5.9:
     (a) any Contract relating to or evidencing Indebtedness of Holdings or any of its Subsidiaries, including mortgages, other grants of security interests, guarantees or notes;
     (b) any Contract providing for the payment of royalties by Holdings or any of its Subsidiaries;
     (c) any Contract pursuant to which Holdings or any of its Subsidiaries has provided funds to or made any loan, capital contribution or other investment in, or assumed any liability or obligation of, any Person;
     (d) any Contract with any Governmental Authority;
     (e) any Contract with an Affiliate of Holdings or any of its Subsidiaries;
     (f) any employment, consulting or management Contract that provides for annual compensation in excess of $100,000;
     (g) any Contract that limits, or purports to limit, the ability of Holdings or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area or during any period of time, or that restricts the right of Holdings or any of its Subsidiaries to sell to or purchase from any Person or to hire any Person, or that grants the other party or any third Person “most favored nation” status or any type of special discount rights;

     (h) any Contract with any labor union or providing for benefits under any Plan;
     (i) any development agreements relating to the development of product content, design or layout of significant components of programs and files;
     (j) any agreements relating to the acquisition or disposition of businesses;
     (k) any Contracts involving any joint venture, partnership, strategic alliance, shareholders’ agreement, co-marketing, co-promotion, co-packaging, joint development or similar arrangement;
     (l) any Contracts (or series of related Contracts) relating to capital expenditures in excess of $250,000;
     (m) any material licenses by which Holdings or any of its Subsidiaries has obtained rights under any Intellectual Property that is utilized in its business other than (A) licenses for standard, off-the-shelf software and (B) agreements in which the license is incidental to the agreement;
     (n) any Contracts (or series of related Contracts) requiring or that have resulted in payments in excess of $350,000 in the aggregate over the term of the Contract (or series of related Contracts, as the case may be) that cannot be canceled without penalty or further payment; and
     (o) any Contract pursuant to which Holdings or any of its Subsidiaries is the beneficiary of any non-competition provision that remains in effect on the date hereof.
“Material Indebtedness” shall mean (a) Indebtedness under the Senior Documents and (b) any other Indebtedness (other than the Notes) or Hedging Obligations of Holdings or any of its Subsidiaries in an aggregate outstanding principal amount exceeding $2.5 million. For purposes of determining Material Indebtedness, the “principal amount” in respect of any Hedging Obligations of any Issuer Party at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Issuer Party would be required to pay if the related Hedging Agreement were terminated at such time.

“Maturity Date” shall mean April 11, 2014.

“Merger” shall have the meaning assigned to such term in the second recital hereto.

“Merger Certificate” shall have the meaning assigned to such term in the recitals hereto.

“MIP” shall mean VSS-Cambium Management LLC, a Delaware limited liability company.

“MIP Units” shall mean the Equity Interests of MIP.

“Mortgage” shall mean an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien in favor of the Senior Agent on a Mortgaged Property, with such schedules and including such provisions as shall be necessary to conform such document to applicable local or foreign law or as shall be customary under applicable local or foreign law.

“Mortgaged Property” shall mean each Real Property identified as a Mortgaged Property on Schedule 1 to this Agreement.

“Multiemployer Plan” shall mean a multiemployer plan within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA (a) to which any Issuer Party or any ERISA Affiliate is then making or accruing an obligation to make contributions; (b) to which any Issuer Party or any ERISA Affiliate has within the preceding five plan years made contributions; or (c) with respect to which any Issuer Party could incur liability.

“Net Cash Proceeds” shall mean:
     (a) with respect to any Asset Sale (other than any issuance or sale of Equity Interests), the cash proceeds received by Holdings or any of its Subsidiaries (including cash proceeds subsequently received (as and when received by Holdings or any of its Subsidiaries) in respect of non-cash consideration initially received) net of (i) selling expenses (including reasonable brokers’ fees or commissions, legal, accounting and other professional and transactional fees, transfer and similar taxes and the Company’s good faith estimate of income taxes paid or payable in connection with such sale); (ii) amounts provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations associated with such Asset Sale or (y) any other liabilities retained by Holdings or any of its Subsidiaries associated with the properties sold in such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); (iii) the Company’s good faith estimate of payments required to be made with respect to unassumed liabilities relating to the properties sold within 360 days of such Asset Sale (provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities within 360 days of such Asset Sale, such cash proceeds shall constitute Net Cash Proceeds); and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness or borrowed money which is secured by a Lien on the properties sold in such Asset Sale (so long as such Lien was permitted to encumber such properties under the Transaction Documents at the time of such sale) and which is repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such properties);
     (b) with respect to any Debt Issuance, any Equity Issuance or any other issuance or sale of Equity Interests by Holdings or any of its Subsidiaries, the cash proceeds thereof, net of customary fees, commissions, costs and other expenses incurred in connection therewith;
     (c) with respect to any Casualty Event, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, net of all

Taxes and reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event; and
     (d) with respect to any Extraordinary Event, the cash proceeds or other compensation received in respect thereof, net of all reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Extraordinary Event.
“Notes” shall mean, collectively, (i) the Closing Notes and (ii) the PIK Notes.

“Notice of Intent to Cure” shall have the meaning assigned to such term in Section 8.1(s)(xii).

“NY Mezzanine” shall have the meaning assigned to such term in the preamble hereto.

“NY Parallel” shall have the meaning assigned to such term in the preamble hereto.

“Obligations” shall mean the obligations, liabilities and indebtedness of the Issuer Parties under the Transaction Documents including, without limitation, (a) the obligation to pay principal (including, without limitation, any PIK Amount that has been added to the principal), interest (including, without limitation, interest accrued after the commencement of a proceeding under the Bankruptcy Code in which any Issuer Party is a debtor, whether or not a claim in respect of such interest is an allowed claim in such proceeding), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and any other amounts payable by any Issuer Party under any Transaction Document and (b) the obligation of any Issuer Party to reimburse any amount in respect of any of the foregoing that the Administrative Agent and/or the Purchasers, in accordance with the provisions of any Transaction Document, may elect to pay or advance on behalf of any Issuer Party.

“Observer” shall have the meaning assigned to such term in Section 8.1(o)(i).

“OFAC” shall have the meaning assigned to such term in Section 3.22.

“Officer’s Certificate” shall mean a certificate executed by the chief executive officer or the president or one of the Financial Officers, each in his or her official (and not individual) capacity.

“Organizational Documents” shall mean, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (v) in any other case, the functional equivalent of the foregoing.

“Original Issuance Amount” shall mean Fifty Million Dollars ($50,000,000).

“Other Taxes” shall have the meaning assigned to such term in Section 2.6(b).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Acquisition” shall mean any transaction for the (a) acquisition of all or substantially all of the property of any Person, or of any business or division of any Person; or (b) acquisition (including by merger or consolidation) of the Equity Interests of any Person that becomes a Subsidiary after giving effect such transaction; provided that each of the following conditions shall be met:
     (a) no Default then exists or would result therefrom;
     (b) no Issuer Party shall, in connection with any such transaction, assume or remain liable with respect to any Indebtedness or other liability (including any material tax or ERISA liability) of the related seller or the business, Person or properties acquired, except (A) to the extent permitted under Section 8.2(a) and (B) obligations not constituting Indebtedness incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties, and any other such liabilities or obligations not permitted to be assumed or otherwise supported by any Issuer Party hereunder shall be reflected as a reduction in the purchase price paid in full or released as to the business, Persons or properties being so acquired on or before the consummation of such acquisition;
     (c) the Person or business to be acquired shall be, or shall be engaged in, a business of the type that the Company and its Subsidiaries are permitted to be engaged in under Section 8.2(n);
     (d) all transactions in connection therewith shall be consummated in accordance with all applicable Requirements of Law;
     (e) with respect to any transaction involving Acquisition Consideration of more than $20.0 million, unless the Required Note-Holders shall otherwise agree, the Company shall have provided the Administrative Agent and the Purchasers with (A) historical financial statements for the last three Fiscal Years (or, if less, the number of years since formation) of the Person or business to be acquired (audited if available) and unaudited financial statements thereof for the most recent interim period which are available, (B) reasonably detailed projections for the succeeding five years pertaining to the Person or business to be acquired and updated projections for the Company after giving effect to such transaction, (C) a reasonably detailed description of all material information relating thereto and copies of all material documentation pertaining to such transaction, and (D) all such other information and data relating to such transaction or the Person or business to be acquired as may be reasonably requested by the Administrative Agent or the Required Note-Holders;
     (f) the Acquisition Consideration (exclusive of any amounts financed by Excluded Issuances) for such acquisition shall not exceed $75.0 million, and the aggregate amount of the Acquisition Consideration (exclusive of any amounts financed by Excluded Issuances) for all Permitted Acquisitions since the Closing Date shall not exceed $125.0 million; provided that any Equity Interests constituting all or a portion of such Acquisition Consideration shall not have a cash dividend requirement on or prior to the Maturity Date; and
     (g) at least 10 Business Days prior to the proposed date of consummation of the transaction, the Company shall have delivered to the Administrative Agent and the Purchasers an Officer’s Certificate certifying that (A) such transaction complies with this definition (which shall have attached thereto reasonably detailed backup data and calculations showing such compliance), and (B) such transaction could not reasonably be expected to result in a Material Adverse Effect.
“Permitted Collateral Liens” means (a) in the case of Collateral other than Mortgaged Property, the Permitted Liens and (b) in the case of Mortgaged Property, “Permitted Collateral Liens” shall mean the Liens described in clauses (i), (ii), (iii), (iv), (v), (vii), (ix), (xi) and (xii) of Section 8.2(b).

“Permitted Cure Securities” means Equity Interests (if other than cash common equity interest on terms and conditions reasonably acceptable to the Required Note-Holders) of Holdings designated as Permitted Cure Securities in an Officer’s Certificate delivered by the Company to the Administrative Agent that are (i) issued to the Permitted Holders or their Controlled Investment Affiliates or (ii) issued to the then-current holders of Equity Interests in Holdings pursuant to an offer to purchase such Equity Interests made to all such holders, in each case in connection with Cure Rights being exercised by the Company under Section 9.6 (the net proceeds of which are contributed in cash to the common equity of the Company).

“Permitted Holders” shall mean (a) Sponsor and (b) its Controlled Investment Affiliates; provided, however, that, for purposes of the definition of “Change of Control”, the term “Permitted Holders” shall also include (i) TCW/Crescent Mezzanine Partners IV, L.P., (ii) TCW/Crescent Mezzanine Partners IVB, L.P., (iii) MAC Capital, Ltd., (iv) New York Life Investment Management Mezzanine Partners II, LP, (v) NYLIM Mezzanine Partners II Parallel Fund, LP, (vi) GoldenTree Capital Solutions Fund Financing, (vii) GoldenTree Capital Opportunities, LP and (viii) each of the Persons (other than natural persons) party to the Management Services Agreement as of the Closing Date and such other Persons (other than natural persons) contemplated on the Closing Date to become party thereto within 30 days after the Closing Date, and their respective Controlled Investment Affiliates.

“Permitted Liens” shall have the meaning assigned to such term in Section 8.2(b).

“Permitted Management Fees and Expenses” shall mean such fees and expenses permitted under Section 8.2.(i)(v).

“Permitted Tax Distributions” shall mean payments, dividends or distributions by the Company to Holdings or the direct parent in order to pay consolidated or combined federal, state or local taxes not payable directly by the Company or any of its Subsidiaries which payments by the Company to Holdings or its direct parent are not in excess of the tax liabilities that would have been payable by Holdings, the Company and their Subsidiaries on a stand-alone basis.

“Person” shall mean natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint stock company, joint ventures, associations, trusts, banks, trust company, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities and their respective permitted successors and assigns (or in the case of a Governmental Authority, the successor functional equivalent of such Person).

“PIK Amount” shall have the meaning assigned to such term in the Closing Notes.

“PIK Notes” shall mean the promissory notes to be issued by the Company at the end of each Fiscal Year in the original aggregate principal amount equal the PIK Amount which has accrued during such Fiscal Year, each of which shall be substantially in the form attached hereto as Exhibit G and each as amended, modified, replaced, substituted or renewed from time to time in accordance with its terms.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which is maintained or contributed to by any Issuer Party or its ERISA Affiliate or with respect to which any Issuer Party could incur liability (including under Section 4069 of ERISA).

“Premises” shall have the meaning assigned thereto in the applicable Mortgage.

“Pro Forma Basis” shall mean on a basis in accordance with GAAP or otherwise reasonably satisfactory to the Required Note-Holders.

“Property Material Adverse Effect” shall have the meaning assigned thereto in any Mortgage.

“Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Indebtedness (including Capital Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any property (including Equity Interests of any Person) or the cost of installation, construction or improvement of any property and any refinancing thereof; provided, however, that (i) such Indebtedness is incurred within one year after such acquisition, installation, construction or improvement of such property by such Person and (ii) the amount of such Indebtedness does not exceed 100% of the cost of such acquisition, installation, construction or improvement, as the case may be.

“Purchaser” and “Purchasers” shall have the meanings assigned to such terms in the preamble hereto.

“Qualified Capital Stock” of any Person shall mean any Equity Interests of such Person that are not Disqualified Capital Stock.

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Refinancing” shall mean the repayment in full and the termination of any commitment to make extensions of credit under all of the outstanding indebtedness of Holdings or any of its Subsidiaries listed on Schedule 2.

“Register” shall have the meaning assigned to such term in Section 12.14.

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment.

“Related Person” shall mean, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction of any conditions set forth in Section 3) and other consultants and agents of or to such Person or any of its Affiliates, together with, if such Person is the Administrative Agent, each other Person or individual designated, nominated or otherwise mandated by or helping the Administrative Agent pursuant to and in accordance with Section 11.2 or any comparable provision of any Transaction Document.

“Related Transactions” shall mean the Acquisition, the execution and delivery of the Related Transactions Documents, the funding of the purchase price under the Acquisition Agreement and the payment of all fees, costs and expenses associated with all of the foregoing.

“Related Transactions Documents” shall mean the Capitalization/Acquisition Documents and all other agreements, instruments and documents executed or delivered in connection with the Related Transactions including, without limitation, the Senior Documents.

“Required Note-Holders” shall mean holders of a majority in outstanding principal amount of the Notes (exclusive of Notes then owned by any Issuer Party or any of its Affiliates).

“Requirements of Law” shall mean, collectively, any and all requirements of any Governmental Authority including any and all laws, judgments, orders, decrees, ordinances, rules, regulations, statutes or case law.

“Response” shall mean (a) ”response” as such term is defined in CERCLA, 42 U.S.C. § 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken pursuant to a written agreement to (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the Environment; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material; or (iii) perform studies and investigations in connection with, or as a precondition to, or to determine the necessity of the activities described in, clause (i) or (ii) above.

“Responsible Officer” of any Person shall mean any executive officer or Financial Officer of such Person and any other officer or similar official thereof with responsibility for the administration of the obligations of such Person in respect of this Agreement.

“Sale and Leaseback Transaction” has the meaning assigned to such term in Section 8.2(c).

“SEC” shall mean the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sellers” shall have the meaning assigned to such term in the recitals hereto.

“Senior Agent” shall mean the Person designated as “Administrative Agent” (together with any duly appointed successor) for the Senior Lenders in the Senior Credit Agreement.

“Senior Credit Agreement” shall mean the Credit Agreement among the Company, the Senior Agent and the financial institutions named therein or which become a party thereto, in form and substance satisfactory to the Required Note-Holders, as the same may be amended, restated, modified, supplemented, extended, renewed, refinanced or otherwise modified from time to time in accordance with the terms of this Agreement.

“Senior Debt” shall mean (i) a $128,000,000 term loan facility and (ii) a $30,000,000 revolving credit facility incurred under the Senior Credit Agreement, as such amounts may be increased in accordance with Section 8.2(a)(iii).

“Senior Documents” shall mean “Loan Documents” as defined in the Senior Credit Agreement, as the same may be amended, restated, modified, supplemented, extended, renewed, refinanced or otherwise modified from time to time in accordance with the terms of this Agreement.

“Senior Lenders” shall mean each Person that is or shall become a lender under the Senior Credit Agreement for so long as such Person shall be a party to the Senior Credit Agreement.

“Sponsor” shall mean VSS Communications Partners IV, L.P.

“Stock Option Plan” shall mean the Sopris Performance Share Plan 2004.

“Subordinated Indebtedness” shall mean Indebtedness of the Company or any Guarantor that is by its terms or pursuant to a Subordination Agreement subordinated in right of payment to the Obligations of the Company and such Guarantor, as applicable.

“Subordination Agreement” shall mean a subordination agreement to be entered into by the Administrative Agent, the Issuer Parties and any holder of Subordinated Indebtedness, as such agreement may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, (i) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) any other corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (iii) any partnership (a) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iv) any other Person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise, “Subsidiary” refers to a Subsidiary of the Company.

“Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 3, and each other Subsidiary that is or becomes a party to this Agreement pursuant to Section 8.1(k).

“Target” shall have the meaning assigned to such term in the recitals hereto.

“Target Material Adverse Effect” shall mean any event, occurrence, change or effect that, individually or in the aggregate with other events, occurrences, changes or effects, is materially adverse to the business, properties, assets, liabilities, financial condition or results of operations of Target and its Subsidiaries; provided, however, that a Target Material Adverse Effect shall not include any event, occurrence, change or effect arising out of or attributable to any of the following: (a) a general deterioration in the United

States economy or in the industry in which Target and its Subsidiaries operate, provided that such deterioration does not have a disproportionate impact or effect on Target and its Subsidiaries, taken as a whole; or (b) changes or effects arising from the announcement or consummation of the transactions contemplated by the Acquisition Agreement.

“Tax Return” shall mean all returns, statements, filings, attachments and other documents or certifications required to be filed in respect of Taxes.

“Taxes” shall have the meaning assigned to such term in Section 2.6.

“Test Period” in effect at any time shall mean the most recent period of four consecutive Fiscal Quarters of the Company ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or Fiscal Year in such period have been or were required to be delivered pursuant to Section 8.1(a)(i) or (ii).

“TCW IVB” shall have the meaning assigned to such term in the preamble hereto.

“TCW IV” shall have the meaning assigned to such term in the preamble hereto.

“Total Leverage Ratio” shall mean the ratio of (a)(i) for the first four full Fiscal Quarters after the Closing Date, Consolidated Indebtedness, less letters of credit issued pursuant to the Senior Documents outstanding not to exceed $5.0 million in the aggregate and less the aggregate amount of non-restricted cash and Cash Equivalents that would appear on the consolidated balance sheet of Holdings in conformity with GAAP, and (ii) at any other date of determination, Consolidated Indebtedness, plus the simple average Revolving Exposure (as defined in the Senior Credit Agreement) for such Test Period, less the Revolving Exposure at such date of determination, less Letters of Credit outstanding not to exceed $5.0 million, less the simple average amount for such Test Period of non-restricted cash and Cash Equivalents that would appear on the consolidated balance sheet of the Company in conformity with GAAP for such Test Period on such date, to (b) Consolidated EBITDA for the Test Period then most recently ended.

“Transaction Documents” shall mean, collectively, this Agreement, the Notes, each Guaranty and all other agreements, instruments and documents, whether heretofore, concurrently, or hereafter executed by or on behalf of any Issuer Party, any of its Subsidiaries or any other Person or delivered to the Administrative Agent and/or the Purchasers, relating to this Agreement or to the transactions contemplated by this Agreement, as each of the same may be amended, supplemented, restated and/or otherwise modified from time to time in accordance with its terms.

“Transactions” shall mean, collectively, the transactions to occur on or prior to the Closing Date pursuant to the Transaction Documents, including (a) the execution, delivery and performance of the Transaction Documents and the initial borrowings hereunder; (b) the Equity Financing; (c) the execution, delivery and performance of the Senior Documents and the borrowings thereunder; and (e) the payment of all fees and expenses to be paid on or prior to the Closing Date and owing in connection with the foregoing.

“UCC” shall mean the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States” shall mean the United States of America.

“Voting Stock” shall mean, with respect to any Person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person.

“Wholly Owned Subsidiary” shall mean, as to any Person, (a) any corporation 100% of whose capital stock (other than directors’ qualifying shares) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person have a 100% equity interest at such time.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

1.2	Accounting Terms.

Except as otherwise expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect on the date hereof unless otherwise agreed to by the Company and the Required Note-Holders. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Transaction Document, and the Company notifies Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies the Company that the Required Note-Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Transaction Document, and the Company, Administrative Agent or Required Note-Holders shall so request, Administrative Agent, Purchasers and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Note-Holders, not to be unreasonably withheld).

1.3	Definitional Provisions

(a)	References in the Transaction Documents to any agreement or contract, or section or provision thereof or definition contained therein shall mean and be a reference to such agreement or contract, or correlative section, provision or definition as amended, amended and restated, refinanced, supplemented or otherwise modified from time to time in accordance with its terms.
(b)	Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Transaction Documents or any certificate or other document made or delivered pursuant hereto or thereto.
(c)	As used herein and in the Transaction Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (ii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, capital stock, securities, revenues, accounts, leasehold interests and contract rights, (iv) the term “or” is not exclusive, and (v) references to agreements or other Contracts shall, unless otherwise specified, be deemed to refer to such agreements or Contracts as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.
(d)	The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.
2.	PURCHASE AND SALE OF NOTES

2.1	Purchase and Sale of the Notes
(a)	Subject to the terms and conditions herein set forth, the Company agrees that it shall issue and sell to the Purchasers, and the Purchasers agree that they shall, severally and not jointly, acquire from the Company on the Closing Date, the Closing Notes in the aggregate original principal amount equal to the Original Issuance Amount, appropriately completed in conformity herewith, the respective purchase price for which shall be allocated as follows: (i) $12,973,131.22 in the case of TCW IV, (ii) $9,526,868.78 in the case of TCW IVB, (iii) $2,500,000 in the case of MAC, (iv) $10,000,000 in the case of GCSFF, (v) $3,000,000 in the case of GCO, (vi) $3,063,436.24 in the case of NY Parallel and (vii) $8,936,563.76 in the case of NY Mezzanine;

(b)	Each Issuer Party and the Purchasers acknowledge that the purchase prices set forth above for each of the Closing Notes represent their relative fair market values, and agree to be bound by this allocation for all tax purposes pursuant to Treasury Regulation § 1.1273-2(h).
2.2	Closing

The purchase and issuance of the Closing Notes under Sections 2.1(a) and 2.1(b) shall take place at the closing (the “Closing”) on April 12, 2007 (the “Closing Date”). On the Closing Date, the Company shall deliver the Closing Notes to the Purchasers against delivery by the Purchasers to the Company of the purchase price therefor in the disbursement authorization letter described in Section 3.15, such purchase price to be paid by wire transfer of immediately available funds (less amounts payable by the Issuer Parties under Section 2.3) without duplication, to an account or accounts specified by the Issuer Parties in such disbursement letter.

2.3	Fees and Expenses

On the Closing Date, the Issuer Parties, jointly and severally, shall pay and/or reimburse all of the Purchasers’ reasonable out-of-pocket expenses (including, without limitation, reasonable lawyers’ fees, charges and disbursements, reasonable consultants’ fees and expenses) incurred in connection with the Closing and the transactions described herein. All payments made pursuant to this Section 2.3 shall be made by wire transfer of immediately available funds to the respective accounts designated by the Purchasers.

2.4	Financial Accounting Positions; Tax Reporting

Each of the parties hereto agrees to take reporting and other positions with respect to the Notes that are consistent with the purchase price of the Notes set forth herein for all financial accounting purposes, unless otherwise required by applicable GAAP or SEC rules (in which case the parties agree not to take positions inconsistent with the purchase price of the Notes set forth herein unless the Required Note-Holders have consented thereto, which consent shall not be unreasonably withheld). Each of the parties to this Agreement agrees to take reporting and other positions with respect to the Notes that are consistent with the purchase price of the Notes set forth herein for all other purposes, including, without limitation, for all federal, state and local tax purposes.

2.5	Payments
(a)	The Issuer Parties shall make all payments under the Transaction Documents irrespective of any right of recoupment, defense, counterclaim or set-off. Unless otherwise stated therein, the Issuer Parties shall make all such payments not later than 3:00 p.m. (New York City time) to each of the Purchasers on the day when due in Dollars to the bank account most recently designated by the applicable Purchaser by a wire transfer of immediately available funds. Payments received by any Purchaser after 3:00 p.m. (New York City time) shall be deemed received on the next Business Day. Whenever any payment under any of the Transaction Documents is stated to be due on a day other than a Business Day, such payment shall be due on the next Business Day and interest shall continue to accrue on such payment.

(b)	Each payment by any Issuer Party pursuant to any Transaction Document shall be applied to the amounts of such obligations owing to the Purchasers pro rata according to the respective amounts then due and owing to the Purchasers. If any Purchaser shall obtain payment in respect of any of the Obligations resulting in such Purchaser receiving payment of a proportion of the aggregate amount of the Obligations owed to such Purchaser greater than its pro rata share thereof, then the Purchaser receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by each of the Purchasers ratably in accordance with the aggregate amount of principal of and accrued interest on the Obligations owed to such Purchaser, provided, that the provisions of this Section 2.5(b) shall not be construed to apply to (x) any payment made to the Administrative Agent as reimbursement of any costs, fees and expenses incurred by the Administrative Agent, in such capacity and not in its capacity as a Purchaser, pursuant to and in accordance with the express terms of this Agreement, (y) any payment obtained by a Purchaser as consideration for the assignment of or sale of a participation in any of the Obligations owed to such Purchaser to any assignee or participant or (z) any payment to a Purchaser in accordance with Section 2.6 or Section 8.2(a)(iii).
2.6	Taxes, Etc.
(a)	Any and all payments by each Issuer Party under any Transaction Document shall be made, in accordance with Section 2.5 of this Agreement, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Purchaser, net income taxes that are imposed by the United States and franchise, net income and/or capital gain taxes that are imposed on such Purchaser by the state or foreign jurisdiction under the laws of which such Purchaser is organized or any political subdivision thereof or in which such Purchaser’s lending office is located or by a jurisdiction as a result of a present, former or future connection with such Purchaser (other than a connection solely resulting from or attributable to such Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) or any branch profits tax imposed by the United States or any similar tax imposed by any other jurisdiction in which such Purchaser is located (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to in this Section 2.6 as “Taxes”). If any Issuer Party shall be required by law to deduct any Taxes from or in respect of any sum payable under any of the Transaction Documents to any Purchaser, (i) the sum payable shall be increased by such Issuer Party as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.6) such Purchaser receives an amount equal to the sum such Purchaser would have received had no such deductions been made, (ii) such Issuer Party shall make such deductions and withholding and (iii) such Issuer Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)	In addition, each Issuer Party shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made by such Issuer Party under any of the Transaction Documents or from the execution, delivery or registration of, or otherwise with respect to, any of the Transaction Documents (referred to in this Section 2.6 as “Other Taxes”).

(c)	Each Issuer Party, jointly and severally, shall indemnify each Purchaser for the full amount of Taxes and Other Taxes, and for the full amount of Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.6, paid by such Purchaser and any liability (including penalties, additions to tax, interest and reasonable expenses but excluding penalties, additions to tax, interest and expenses caused by the gross negligence or willful misconduct of such Purchaser) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the applicable Purchaser makes written demand therefor.

(d)	Within 30 days after the date of any payment of Taxes by or on behalf of any Issuer Party in respect of amounts payable to any Purchaser, such Issuer Party shall furnish to such Purchaser, at its address referred to in Section 12.2, the original receipt of payment thereof or a certified copy of such receipt.

(e)	Each Purchaser (and any successor or transferee of such Purchaser) that is a Foreign Purchaser shall, on or prior to the date of its execution and delivery of this Agreement in the case of a Purchaser party to this Agreement as at the date hereof, and in the case of any successor or transferee of a Purchaser after the date hereof on or prior to the date it becomes a successor or transferee, to the extent possible and if not possible, as soon as practicable after such successor or transferee becomes a Purchaser (and from time to time thereafter if requested in writing by an Issuer Party at the time or times prescribed by law, but only so long thereafter as it remains lawfully able to do so), provide such Issuer Party with Internal Revenue Service form W-8IMY, W-8BEN and/or W-8ECI, as appropriate, or any successor form(s) prescribed by the Internal Revenue Service, certifying that the beneficial owner of the Notes is exempt from or is entitled to a reduced rate of United States withholding tax on interest payments on the Notes. Each Purchaser (and any successor or transferee of such Purchaser) that is not a Foreign Purchaser shall, upon the request of the Issuer Parties, on or prior to the date of its execution and delivery of this Agreement in the case of a Purchaser party to this Agreement as at the date hereof, and in the case of any successor or transferee of a Purchaser after the date hereof on or prior to the date it becomes a successor or transferee, to the extent possible and if not possible, as soon as practicable after such successor or transferee becomes a Purchaser (and from time to time thereafter if requested in writing by an Issuer Party at the time or times prescribed by law, but only so long thereafter as it remains lawfully able to do so), provide such Issuer Party with Internal Revenue Service form W-9, certifying that such Person is exempt from United States backup withholding tax with respect to the Notes. Any United States withholding tax applicable to payments to such Person under the existing law at the time it first becomes a party to this Agreement shall be excluded from Taxes; provided, however, that, if due to a change in law after the date that a Person first becomes a party to this Agreement, United States withholding taxes are imposed in respect to payments under this Agreement and otherwise are not considered excluded from Taxes with respect to such Person, the term “Taxes” shall thereafter include United States withholding tax, if any, applicable with respect to such Person (or any successor or transferee of such Person). If any form or document referred to in this subsection (e) and requested by an Issuer Party pursuant to this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required by Internal Revenue Service forms W-8IMY, W-8BEN and/or W-8ECI (including any amended or successor forms) that the provider reasonably considers to be confidential, the provider shall give notice thereof to such Issuer Party and shall not be obligated to include in such form or document such confidential information, provided that if the failure to provide such information results in the imposition of United States withholding tax at a rate in excess of the rate at which such tax would be imposed if such information were provided, then such excess withholding tax shall be considered excluded from Taxes.

(f)	For any period with respect to which any Purchaser has failed to provide an Issuer Party with the appropriate form described in Section 2.6(e) (other than if such failure is due to a change in law occurring after the date such Person first becomes a party to this Agreement or if such form otherwise is not required under Section 2.6(e)), such Purchaser shall not be entitled to indemnification under this Section 2.6 with respect to Taxes imposed by the United States relating to interest payments on the Notes; provided, however, that should such Person become subject to Taxes because of its failure to deliver a form required hereunder, such Issuer Party shall take such steps as such Person shall reasonably request to assist such Person to recover such Taxes, and such Person shall reimburse such Issuer Party for all reasonable out-of-pocket expenses of such Issuer Party incurred in providing such assistance.

(g)	If any Issuer Party pays any amount pursuant this Section 2.6 with respect to any Purchaser, such Purchaser shall use reasonable efforts to obtain a refund of Taxes or credit against future tax liabilities on account of such payment. If any Purchaser receives a refund for (or determines that there has been an overpayment of) or credit against any Taxes or other amounts as to which such Purchaser has been indemnified pursuant to this Section 2.6 or on account of which additional amounts have been paid pursuant to this Section 2.6, such Purchaser shall promptly notify the Issuer Parties and pay over such refund or overpayment to the applicable Issuer Party (but only to the extent such Purchaser has been indemnified pursuant to this Section 2.6) or of additional amounts paid by such Issuer Party under this Section 2.6 with respect to Taxes or other amounts on account of which additional amounts have been paid) net of all reasonable out-of-pocket expenses of such Purchaser and without interest (other than any interest actually received thereon from the respective Governmental Authority with respect to such refund net of any Taxes estimated by such Purchaser to be payable by it in respect of such interest). If, at any time after a Purchaser makes a payment to any Issuer Party pursuant to the preceding sentence, such Purchaser determines that it was not entitled to the full amount of any refund or overpayment (together with interest thereon (if any)) reimbursed to such Issuer Party, such Issuer Party upon the demand of such Purchaser shall promptly pay to such Purchaser the amounts so refunded or overpaid and paid over to such Issuer Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority and attributable solely to the amount of such refund or overpayment paid over to such Issuer Party). If any Issuer Party determines in good faith that a reasonable basis exists for contesting a Tax or Other Tax, and if it so requests, the Purchasers shall cooperate in challenging such Tax or Other Tax at the Issuer Parties’ expense. If any Purchaser becomes aware that it is entitled to claim a refund in respect of a Tax or Other Tax as to which it has been indemnified by the Issuer Parties pursuant to Section 2.6(c) or with respect to which any Issuer Party paid additional amounts pursuant to Section 2.6(a), it shall promptly notify the Issuer Parties of the availability of such refund claim and shall, within 30 days after receipt of a request by any Issuer Party, make a claim to the applicable Governmental Authority for such refund at the Issuer Parties’ expense. Nothing contained in this Section 2.6(g) shall require any Purchaser to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Issuer Party or any other Person.

(h)	If any Issuer Party is required to make additional payments or indemnification payments pursuant to this Section 2.6 to or on account of a party to this Agreement as a result of a change in law or treaty occurring after such party first becomes a party to this Agreement, then such party shall, at such Issuer Party’s request, change the jurisdiction of its lending office, provided that (i) such Issuer Party has a reasonable basis for determining that such change will eliminate or reduce any additional or indemnification payment which may thereafter accrue and (ii) such party determines in its reasonable discretion that such change is not disadvantageous to it.

(i)	If any Purchaser requests compensation under Section 2.6, then such Issuer Party may, at its sole expense and effort, upon notice to such Purchaser and the Administrative Agent, require such Purchaser to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.3), all of its interests, rights and obligations under this Agreement and the other Transaction Documents and such assignee shall assume such obligations (which assignee may be another Purchaser, if a Purchaser accepts such assignment); provided that:
(i)	the Administrative Agent shall have been paid the processing and recordation fee specified in Section 12.3(d);

(ii)	such Purchaser shall have received payment of an amount equal to the outstanding principal of its Notes, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents (other than prepayment penalties);

(iii)	in the case of any such assignment resulting from a claim for compensation under Section 2.6, such assignment will result in a reduction in such compensation or payments thereafter; and

(iv)	such assignment does not conflict with applicable Requirements of Law.
A Purchaser shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Purchasers or otherwise, the circumstances entitling the Issuer Party to require such assignment and delegation cease to apply.

3.	CONDITIONS TO OBLIGATIONS OF THE PURCHASERS TO PURCHASE THE NOTES ON THE CLOSING DATE

The obligations of each of the Purchasers to purchase the Closing Notes on the Closing Date, to pay the purchase price therefor on the Closing Date and to perform any of its obligations hereunder, shall be subject to the satisfaction as determined by, or waived by, each of the Purchasers of the conditions set forth in this Section 3 on or before the Closing Date.

3.1	Representations and Warranties

The representations and warranties set forth in any Transaction Document shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date.

3.2	Compliance with this Agreement

The Issuer Parties shall have performed and complied with all of their agreements herein and satisfied the conditions set forth or contemplated herein that are required to be performed or complied with or satisfied by the Issuer Parties on or before the Closing Date.

3.3	Secretary’s Certificates

The Administrative Agent shall have received a certificate from each of the Issuer Parties, dated the Closing Date, and signed by an officer thereof, certifying (a) that the attached copies of its Organizational Documents and resolutions of its Board of Directors approving the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect, and (b) as to the incumbency and specimen signature of each officer thereof executing any Transaction Document or any other document delivered in connection herewith on behalf thereof.

3.4	Good Standing Certificates

The Administrative Agent shall have received as of the Closing Date, good standing and franchise (or similar) tax status certificates for each Issuer Party, dated within thirty (30) days of the Closing Date, from each of their respective jurisdictions of incorporation or organization and all other jurisdictions where they are required to be qualified as a foreign corporation, limited liability company or partnership, in each case in form and substance satisfactory to the Purchasers.

3.5	Purchase of Notes Permitted by Applicable Laws

The acquisition of and payment for the Closing Notes to be acquired by the Purchasers hereunder and the consummation of the transactions contemplated hereby (a) shall not be prohibited by any Requirement of Law, (b) shall not subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law, and (c) shall be permitted by all Requirements of Law to which the Purchasers or the transactions contemplated by or referred to herein or in the other Transaction Documents are subject; and the Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with this condition.

3.6	Opinion of Counsel

The Administrative Agent shall have received an opinion of outside counsel to the Issuer Parties, dated as of the Closing Date, addressed to the Administrative Agent and each of the Purchasers, relating to the transactions contemplated by or referred to herein.

3.7	Approval of Counsel To the Purchasers

All actions and proceedings hereunder and all agreements, schedules, exhibits, certificates, financial information, filings and other documents required to be delivered by the Issuer Parties or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been in form and substance acceptable to Loeb & Loeb LLP, special counsel to the Purchasers, in its reasonable judgment (including, without limitation, the opinion of counsel referred to in Section 3.6 hereof).

3.8	Consents and Approvals

All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to the Contracts of the Issuer Parties necessary in connection with the execution, delivery or performance (including, without limitation, the payment of interest on the Closing Notes) by each Issuer Party or enforcement against the Issuer Parties of the Transaction Documents and the Related Transactions Documents shall have been obtained and be in full force and effect, and the Purchasers shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

3.9	No Material Judgment or Order

There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law that, in the judgment of the Purchasers, would prohibit the purchase of the Closing Notes hereunder or subject any Purchaser to any penalty or other onerous condition if the Closing Notes were to be purchased hereunder.

3.10	No Material Adverse Change

Since January 29, 2007, there has not been a Target Material Adverse Effect.

3.11	Pro Forma Balance Sheet and Projections

The Issuer Parties shall have delivered to the Administrative Agent the financial statements described in Section 5.4(a) and the forecasts of the financial performance of Holdings, the Company, the Acquired Business and their respective Subsidiaries.

3.12	Transaction Documents

The Administrative Agent shall have received on or prior to the Closing Date each of the following, each dated the Closing Date in form and substance satisfactory to the Administrative Agent and each Purchaser:
(a)	this Agreement duly executed by each Issuer Party;

(b)	the Closing Notes to be purchased on the Closing Date duly executed by the Company;

(c)	Guarantees duly executed by each Guarantor.
3.13	Fees and Expenses

The Issuer Parties shall have paid, by wire transfer of immediately available funds, the fees and expenses referred to in Section 2.3.

3.14	Structure

The Organizational Documents of each Issuer Party and the capital structure of the Issuer Parties shall be satisfactory to each Purchaser.

3.15	Disbursement Letter

The Administrative Agent shall have received a disbursement authorization letter from the Issuer Parties in form and substance satisfactory to the Purchasers, among other things, directing the Purchasers to disburse the proceeds of the issuance of the Closing Notes.

3.16	Insurance

The Administrative Agent shall have received insurance certificates in form and substance satisfactory to each Purchaser demonstrating that the insurance policies required by Section 8.1(d) are in full force and effect.

3.17	Certificates

The Administrative Agent shall have received from a Responsible Officer of the Company a certificate, in form and substance satisfactory to each Purchaser, as to the solvency of the Issuer Parties (after giving effect to consummation of the Transactions and the Related Transactions) and a certificate from a Responsible Officer of the Company as to the satisfaction of the condition listed in this Section 3.

3.18	Holdings Equityholders Agreement

Holdings, the Purchasers, Sponsor and the other Persons party thereto shall have entered into the Holdings Equityholders Agreement which shall be in form and substance satisfactory to the Purchasers.

3.19	Related Transactions

The Related Transactions Documents shall have been approved by each of the Purchasers and shall have been executed and delivered by the Persons named therein as parties thereto, and the Related Transactions, including without limitation, the Acquisition, shall have been consummated in accordance with the terms of the Related Transactions Documents (without waiver or amendment except as approved by each of the Purchasers) and in compliance in all material respects with Requirements of Law (it being understood that the consummation of the Acquisition and the Merger will happen simultaneously with the Closing).

4.	CONDITIONS TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE NOTES

The obligations of the Company to issue and sell the Closing Notes shall be subject to the satisfaction as determined by, or waived by the Company of the following conditions on or before the Closing Date:

4.1	Representations and Warranties

The representations and warranties of the Purchasers contained in Section 6 hereof shall be true and correct at and as of the Closing Date as if made at and as of such date.

4.2	Compliance with this Agreement

The Purchasers shall have performed and complied with all of their respective agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER PARTIES

Each Issuer Party hereby represents and warrants to the Purchasers (which representations and warranties shall survive the purchase and sale of the Closing Notes), on the Closing Date, both immediately prior to and after giving effect to the transactions contemplated by this Agreement and the Related Transactions to occur on the Closing Date including, without limitation, the Merger, as follows:

5.1	Organization; Powers

Each Issuer Party (a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and to own and lease its property and (c) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There is no existing default under any Organizational Document of any Issuer Party or any event which, with the giving of notice or passage of time or both, would constitute a default by any party thereunder.

5.2	Authorization; Enforceability

The Transactions to be entered into by each Issuer Party are within such Issuer Party’s powers and have been duly authorized by all necessary action on the part of such Issuer Party. This Agreement has been duly executed and delivered by each Issuer Party and constitutes, and each other Transaction Document to which any Issuer Party is to be a party, when executed and delivered by such Issuer Party, will constitute, a legal, valid and binding obligation of such Issuer Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.3	No Conflicts

Except as set forth on Schedule 5.3, the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of any Issuer Party, (c) will not violate any Requirement of Law, (d) will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Issuer Party or its property, or give rise to a right thereunder to require any payment to be made by any Issuer Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of any Issuer Party, except Liens created by the Senior Documents and Permitted Liens.

5.4	Financial Statements; Projections
(a)	Historical Financial Statements

The Company has heretofore delivered to the Purchasers the consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Target (i) as of and for the Fiscal Years ended 2004, 2005 and, if available, 2006, audited by and accompanied by the unqualified opinion of Ernst & Young LLP, independent public accountants, and (ii) as of and (x) for each Fiscal Quarter of the Fiscal Year in which the Closing Date occurs ended prior to 45 days prior to the Closing Date and (y) for each monthly financial period of the Fiscal Year ended after the most recent Fiscal Quarter in clause (x) and ended prior to 30 days prior to the Closing Date and for the comparable period of the preceding Fiscal Year, in each case, certified by the chief financial officer of the Target. Such financial statements and all financial statements delivered pursuant to Section 8.1(a) have been prepared in accordance with GAAP and present fairly and accurately the financial condition and results of operations and cash flows of the Acquired Business as of the dates and for the periods to which they relate.

(b)	No Liabilities

Except as set forth in the financial statements referred to in Section 5.4(a), there are no liabilities of any Issuer Party of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, which could reasonably be expected to result in a Material Adverse Effect, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities under the Transaction Documents. Since December 31, 2006, there has been no event, change, circumstance or occurrence that, individually or in the aggregate, has had or could reasonably be expected to result in a Material Adverse Effect.

(c)	Forecasts

The forecasts of financial performance of Holdings and its Subsidiaries furnished to the Purchasers have been prepared in good faith by the Company and based on assumptions believed by the Company to reasonable.
5.5	Properties
(a)	Generally

Each Issuer Party has good title to, or valid leasehold interests in, all its property material to its business, free and clear of all Liens except for Permitted Liens and minor irregularities or deficiencies in title that, individually or in the aggregate, do not interfere with its ability to conduct its business as currently conducted or to utilize such property for its intended purpose. The property of the Issuer Parties, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted) and (ii) constitutes all the property which is required for the business and operations of the Issuer Parties as presently conducted.

(b)	Real Property

Schedule 5.5(b) hereof contains a true and complete list of each interest in Real Property (i) owned by any Issuer Party as of the date hereof and describes the type of interest therein held by such Issuer Party and whether such owned Real Property is leased and if leased whether the underlying Lease contains any option to purchase all or any portion of such Real Property or any interest therein or contains any right of first refusal relating to any sale of such Real Property or any portion thereof or interest therein and (ii) leased, subleased or otherwise occupied or utilized by any Issuer Party, as lessee, sublessee, franchisee or licensee, as of the date hereof and describes the type of interest therein held by such Issuer Party and, in each of the cases described in clauses (i) and (ii) of this Section 5.5(b), whether any Lease requires the consent of the landlord or tenant thereunder, or other party thereto, to the Transactions.

(c)	No Casualty Event

No Issuer Party has received any notice of, nor has any knowledge of, the occurrence or pendency or contemplation of any Casualty Event affecting all or any portion of its property. No Mortgage encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has been obtained in accordance with Section 8.1(d).

(d)	Property and Assets

Each Issuer Party owns or has rights to use all property used in, necessary for or material to each Issuer Party’s business as currently conducted. The use by each Issuer Party of such property and all such rights with respect to the foregoing do not infringe on the rights of any Person other than such infringement which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No claim has been made and remains outstanding that any Issuer Party’s use of any property does or may violate the rights of any third party that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
5.6	Intellectual Property
(a)	Ownership/No Claims

Each Issuer Party owns, or is licensed to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, technology, trade secrets, proprietary information, domain names, know-how and processes necessary for the conduct of its business as currently conducted (the “Intellectual Property”), except for those the failure to own or license which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 5.6(a) to this Agreement, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Issuer Party know of any valid basis for any such claim. The use of such Intellectual Property by each Issuer Party does not infringe the rights of any Person, except for such claims and infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b)	Registrations

Except pursuant to licenses and other user agreements entered into by each Issuer Party in the ordinary course of business that are listed in Schedule 5.6(b) to this Agreement, on and as of the date hereof (i) each Issuer Party owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any copyright, patent or trademark listed in Schedule 5.6(b) to this Agreement and (ii) all registrations listed in Schedule 5.6(b) to this Agreement are valid and in full force and effect.

(c)	No Violations or Proceedings

To each Issuer Party’s knowledge, on and as of the date hereof, there is no material violation by others of any right of such Issuer Party with respect to any copyright, patent or trademark listed in Schedule 5.6(b) to this Agreement, except as may be set forth on Schedule 5.6(c).
5.7	Equity Interests and Subsidiaries
(a)	Equity Interests

Schedule 5.7(a) to this Agreement sets forth a list of (i) all the Subsidiaries of Holdings and their jurisdictions of organization as of the Closing Date and (ii) the number of each class of its Equity Interests authorized, and the number outstanding, on the Closing Date and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the Closing Date. All Equity Interests of each Issuer Party are duly and validly issued and are fully paid and non-assessable, and, other than the Equity Interests of the Company, are owned by the Company, directly or indirectly through Wholly Owned Subsidiaries. All Equity Interests of the Company are owned directly by Holdings. There are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Equity Interests pledged to Senior Lenders pursuant to the Senior Documents.

(b)	Organizational Chart

An accurate organizational chart, showing the ownership structure of Holdings, the Company and each Subsidiary after giving effect to the Transactions and the Related Transactions, is set forth on Schedule 5.7(b) to this Agreement.
5.8	Litigation; Compliance with Laws

There are no actions, suits, investigations or proceedings at law or in equity by or before any Governmental Authority now pending or, to the knowledge of any Issuer Party, threatened against or affecting any Issuer Party or any business, property or rights of any Issuer Party (i) that involve any Transaction Document or Related Transaction Documents or any of the Transactions or Related Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except for matters covered by Section 5.18, no Issuer Party or any of its property is in violation of, nor will the continued operation of its property as currently conducted violate, any Requirements of Law (including any zoning or building ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting any Issuer Party’s Real Property or is in default with respect to any Requirement of Law, where such violation or default, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.9	Agreements.

No Issuer Party is a party to any agreement or instrument or subject to any corporate or other constitutional restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. No Issuer Party is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its property is or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default. Schedule 5.9 accurately and completely lists all Material Contracts to which any Issuer Party or any of its Subsidiaries is a party which are in effect on the date hereof in connection with the operation of the business conducted thereby and each Issuer Party has delivered or made available to the Administrative Agent complete and correct copies of all such Material Contracts, including any amendments, supplements or modifications with respect thereto, and all such agreements are in full force and effect.

5.10	Federal Reserve Regulations

No Issuer Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. No part of the proceeds of the purchase of the Closing Notes will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

5.11	Investment Company Act.

No Issuer Party is an “investment company” or a company “controlled” by an “investment company,” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

5.12	Use of Proceeds

The Company will use the proceeds of the purchase of the Closing Notes to effect the Acquisition, the Refinancing and to finance the Transactions and pay related fees and expenses.

5.13	Taxes

Each Issuer Party has (a) timely filed or caused to be timely filed all federal Tax Returns and all material state, local and foreign Tax Returns or materials required to have been filed by it and all such Tax Returns are true and correct in all material respects and (b) duly and timely paid, collected or remitted or caused to be duly and timely paid, collected or remitted all Taxes (whether or not shown on any Tax Return) due and payable, collectible or remittable by it and all assessments received by it (including in its capacity as a withholding agent), except Taxes (i) that are being contested in good faith by appropriate proceedings and for which such Issuer Party has set aside on its books adequate reserves in accordance with GAAP and (ii) which could not, individually or in the aggregate, have a Material Adverse Effect. Each Issuer Party has made adequate provision in accordance with GAAP for all Taxes not yet due and payable. Each Issuer Party is unaware of any proposed or pending tax assessments, deficiencies or audits that could be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect. No Issuer Party has ever been a party to any understanding or arrangement constituting a “tax shelter” within the meaning of Section 6111(c), Section 6111(d) or Section 6662(d)(2)(C)(iii) of the Code, or has ever “participated” in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4, except as could not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.

5.14	No Material Misstatements

No information, report, financial statement, certificate, exhibit or schedule furnished by or on behalf of any Issuer Party to the Administrative Agent or any Purchaser in connection with the negotiation of any Transaction Document or included therein or delivered pursuant thereto including, without limitation, the Confidential Information Memorandum, taken as a whole, contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading as of the date such information is dated or certified; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each Issuer Party represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

5.15	Labor Matters

As of the Closing Date, there are no strikes, lockouts or slowdowns against any Issuer Party pending or, to the knowledge of any Issuer Party, threatened. The hours worked by and payments made to employees of any Issuer Party have not been in violation of the Fair Labor Standards Act of 1938, as amended, or any other applicable federal, state, local or foreign law dealing with such matters in any manner which could reasonably be expected to result in a Material Adverse Effect. All payments due from any Issuer Party, or for which any claim may be made against any Issuer Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Issuer Party except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Issuer Party is bound.

5.16	Solvency

Immediately after the consummation of the Transactions and the Related Transactions to occur on the Closing Date, (a) the fair value of the properties of each Issuer Party (individually and on a consolidated basis with its Subsidiaries) will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Issuer Party (individually and on a consolidated basis with its Subsidiaries) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Issuer Party (individually and on a consolidated basis with its Subsidiaries) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Issuer Party (individually and on a consolidated basis with its Subsidiaries) will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

5.17	Employee Benefit Plans

Each Issuer Party and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of any Issuer Party or any of its ERISA Affiliates or the imposition of a Lien on any of the property of any Issuer Party. Using actuarial assumptions and computation methods consistent with subpart I of subtitle E of Title IV of ERISA, the aggregate liabilities of each Issuer Party or its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent Fiscal Year of each such Multiemployer Plan, could not reasonably be expected to result in a Material Adverse Effect.

5.18	Environmental Matters
(a)	Except as set forth in Schedule 5.18 and except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:
(i)	The Issuer Parties and their businesses, operations and Real Property are in compliance with, and the Issuer Parties have no liability under, any applicable Environmental Law; and under the currently effective business plan of the Issuer Parties, no expenditures or operational adjustments will be required in order to comply with applicable Environmental Laws during the next five years;

(ii)	The Issuer Parties have obtained all Environmental Permits required for the conduct of their businesses and operations, and the ownership, operation and use of their property, under Environmental Law, all such Environmental Permits are valid and in good standing and, under the currently effective business plan of the Issuer Parties, no expenditures or operational adjustments will be required in order to renew or modify such Environmental Permits during the next five years;

(iii)	There has been no Release or threatened Release of Hazardous Material on, at, under or from any Real Property or facility presently or formerly owned, leased or operated by the Issuer Parties or their predecessors in interest that could result in liability by the Issuer Parties under any applicable Environmental Law;

(iv)	There is no Environmental Claim pending or, to the knowledge of the Issuer Parties, threatened against the Issuer Parties, or relating to the Real Property currently or formerly owned, leased or operated by the Issuer Parties or their predecessors in interest or relating to the operations of the Issuer Parties, and there are no actions, activities, circumstances, conditions, events or incidents that could form the basis of such an Environmental Claim; and

(v)	No Person with an indemnity or contribution obligation to the Issuer Parties relating to compliance with or liability under Environmental Law is in default with respect to such obligation.
(b)	Except as set forth in Schedule 5.18:
(i)	No Issuer Party is obligated to perform any action or otherwise incur any expense under Environmental Law pursuant to any order, decree, judgment or agreement by which it is bound or has assumed by contract, agreement or operation of law, and no Issuer Party is conducting or financing any Response pursuant to any Environmental Law with respect to any Real Property or any other location;

(ii)	No Real Property or facility owned, operated or leased by the Issuer Parties and, to the knowledge of the Issuer Parties, no Real Property or facility formerly owned, operated or leased by the Issuer Parties or any of their predecessors in interest is (i) listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA or (ii) listed on the Comprehensive Environmental Response, Compensation and Liability Information System promulgated pursuant to CERCLA or (iii) included on any similar list maintained by any Governmental Authority including any such list relating to petroleum;

(iii)	No Lien has been recorded or, to the knowledge of any Issuer Party, threatened under any Environmental Law with respect to any Real Property or other assets of the Issuer Parties;

(iv)	The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any Governmental Real Property Disclosure Requirements or any other applicable Environmental Law; and

(v)	The Issuer Parties have made available to the Purchasers all material records and files in the possession, custody or control of, or otherwise reasonably available to, the Issuer Parties concerning compliance with or liability under Environmental Law, including those concerning the actual or suspected existence of Hazardous Material at Real Property or facilities currently or formerly owned, operated, leased or used by the Issuer Parties.
5.19	Insurance

Schedule 5.19 sets forth a true, complete and correct description of all insurance maintained by each Issuer Party as of the Closing Date. All insurance maintained by the Issuer Parties is in full force and effect, all premiums have been duly paid, no Issuer Party has received notice of violation or cancellation thereof, the Premises, and the use, occupancy and operation thereof, comply in all material respects with all Insurance Requirements, and there exists no default under any Insurance Requirement. Each Issuer Party has insurance in such amounts and covering such risks and liabilities as are customary for companies of a similar size engaged in similar businesses in similar locations.

5.20	Intentionally Omitted

5.21	Acquisition Documents; Representations and Warranties in Acquisition Agreement

Schedule 5.21 lists (i) each exhibit, schedule, annex or other attachment to the Acquisition Agreement and (ii) each agreement, certificate, instrument, letter or other document contemplated by the Acquisition Agreement or any item referred to in clause (i) to be entered into, executed or delivered or to become effective in connection with the Acquisition or otherwise entered into, executed or delivered in connection with the Acquisition. The Purchasers have been furnished true and complete copies of each Acquisition Document to the extent executed and delivered on or prior to the Closing Date. All representations and warranties of each Issuer Party set forth in the Acquisition Agreement were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

5.22	Anti-Terrorism Law

No Issuer Party and, to the knowledge of the Issuer Parties, none of its Affiliates is in violation of any Requirement of Law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
(a)	No Issuer Party and to the knowledge of the Issuer Parties, no Affiliate or broker or other agent of any Issuer Party acting or benefiting in any capacity in connection with the issuance of the Notes is any of the following:
(i)	a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii)	a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)	a Person with which any Purchaser is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)	a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v)	a Person that is named as a “specially designated national and blocked Person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.

(b)	No Issuer Party and, to the knowledge of the Issuer Parties, no broker or other agent of any Issuer Party acting in any capacity in connection with the issuance of the Notes (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in paragraph (a) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
5.23	Private Offering

No form of general solicitation or general advertising was used by any Issuer Party or its representatives in connection with the offer or sale of the Closing Notes. Assuming the accuracy and validity of representations of the Purchasers in Section 6.4 hereof, no registration of the Notes pursuant to the provisions of the Securities Act or the state securities or “blue sky” laws shall be required in connection with the offer, sale or issuance of the Notes pursuant to this Agreement. Each Issuer Party covenants and agrees that neither it, nor anyone acting on its behalf, shall offer or sell the Notes or any other security so as to require the registration of the Notes pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, unless such Notes are so registered.

5.24	Broker’s, Finder’s or Similar Fees

Except as set forth on Schedule 5.24, there are no brokerage commissions, finder’s fees or similar fees or commissions payable in connection with the transactions contemplated under any of the Transaction Documents or Related Transactions Documents based on any agreement, arrangement or understanding with any Issuer Party.

5.25	Capitalization/Acquisition Documents

The Issuer Parties have delivered or made available to the Administrative Agent and each Purchaser complete copies of the Capitalization/Acquisition Documents (including all schedules, exhibits and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such agreements and documents have been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or agreements which have heretofore been delivered or made available to the Administrative Agent and each Purchaser.

6.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby represents and warrants (severally as to itself and not jointly) to each Issuer Party, the Administrative Agent and to each other Purchaser as follows:

6.1	Authorization; No Contravention

The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby, including, without limitation, the purchase of the Closing Notes: (a) is within its power and authority and has been duly authorized by all necessary action; (b) does not contravene the terms of its Organizational Documents or any amendment thereof; and (c) shall not violate, conflict with or result in any breach or contravention of any of its Contracts, or any order or decree directly relating to it except for violations or conflicts that could not reasonably be expected to result in a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

6.2	Binding Effect

This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by it and assuming that it is binding on and enforceable against the Issuer Parties, this Agreement constitutes such Purchasers’ legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

6.3	No Legal Bar

The execution, delivery and performance of this Agreement by it shall not violate any Requirement of Law applicable to it.

6.4	Purchase for Own Account

The Closing Notes to be acquired by it pursuant to this Agreement are being or shall be acquired for its own account, solely for investment purposes, and with no present intention of distributing or reselling such Closing Notes or any part thereof in violation of the Securities Act without prejudice, however, to its right at all times to sell or otherwise dispose of the Closing Notes, under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control, subject to the terms and conditions of the Transaction Documents. If any Purchaser should in the future decide to dispose of the Closing Notes, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect, and subject to any applicable provisions of each Transaction Document to which any Purchaser is a party or is bound. Each Purchaser agrees to the imprinting of a legend on each of the Closing Notes to the following effect: “THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

6.5	ERISA

No part of the funds used by it to purchase the Closing Notes hereunder constitutes assets of any Plan or Multiemployer Plan.

6.6	Broker’s, Finder’s or Similar Fees

There are no brokerage commissions, finder’s fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with it or any action taken by it.

6.7	Governmental Authorization; Third Party Consent

No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by it or enforcement against it of this Agreement or the transactions contemplated hereby.

6.8	Accredited Investor

It is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.

6.9	Anti-Money Laundering Representation

Such Purchaser is not aware of, has not been advised of, or has no reason to believe that any facts or circumstances exist which would cause such Purchaser and/or through any Purchaser, any Issuer Party to violate the Federal Bank Secrecy Act, as amended, in connection with such Purchaser’s acquisition of the Closing Notes.

6.10	Information

Each Purchaser (a) has had an opportunity to ask questions and receive answers from each Issuer Party regarding the terms and conditions of the offering of the Notes, (b) can bear the economic risk of its investment in the Notes and (c) has such experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Notes. Neither such inquiries nor any other due diligence investigations conducted by the Administrative Agent and the Purchasers or their advisors, if any, or its representatives shall limit, modify, amend or affect any Issuer Party’s representations and warranties contained in this Agreement and the Administrative Agent’s and Purchasers’ right to rely thereon.

7.	INDEMNIFICATION

7.1	Indemnification

In addition to all other sums due hereunder or provided for in this Agreement, each Issuer Party, jointly and severally, agrees to, indemnify and hold harmless the Administrative Agent, the Purchasers and their respective Related Persons (each, an “Indemnified Party”) to the fullest extent permitted by law from and against any and all losses, claims, damages, costs, expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel incurred by an Indemnified Party in any action or proceeding between any Issuer Party (or any Subsidiary of any Issuer Party) and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) or other liabilities, losses or diminution in value (collectively, “Liabilities”) resulting from or arising out of any breach of any representation or warranty of any Issuer Party or any legal, administrative or other actions (including actions brought by the Purchasers or any equity holders of any Issuer Party or derivative actions brought by any Person claiming through or in the name of any Issuer Party), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of this Agreement, any other Transaction Document, the transactions contemplated hereby or thereby or any Indemnified Party’s role herein or in the transactions contemplated hereby or thereby; provided, however, that no Issuer Party shall be obligated to indemnify an Indemnified Party hereunder for that portion of any Liabilities that is finally determined by a court of competent jurisdiction to have been the result of the gross negligence or willful misconduct of such Indemnified Party or the breach of a Transaction Document by an Indemnified Party (not resulting from a breach or misrepresentation by any Issuer Party). In connection with the obligation of the Issuer Parties to indemnify for expenses as set forth above, each Issuer Party, jointly and severally, further agrees, upon presentation of appropriate invoices containing reasonable detail, promptly to (and in no event later than thirty (30) days after the presentation of such invoice(s)) reimburse each Indemnified Party for all such reasonable expenses (including fees, disbursements and other charges of counsel incurred by an Indemnified Party in any action or proceeding between any Issuer Party or any Subsidiary or any thereof and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined by a court of competent jurisdiction that the Liabilities in question resulted primarily from (i) the willful misconduct or gross negligence of such Indemnified Party or (ii) the breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or any other Transaction Document.

7.2	Notification

Each Indemnified Party under this Section 7 shall, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Issuer Parties under this Section 7, notify the Company in writing of the commencement thereof. The failure of any Indemnified Party to so notify the Company of any such action shall not relieve any Issuer Party from any liability that it may have to such Indemnified Party unless, and only to the extent that, such omission has a material adverse effect on such Issuer Party, including a material adverse effect on the ability of such Issuer Party to conduct the defense. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Issuer Parties shall be entitled to assume the defense thereof at their own expense, with counsel reasonably satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which an Issuer Party on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Issuer Parties and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between any Issuer Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. Each Issuer Party agrees that it shall not, without the prior written consent of the Indemnified Parties, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchasers, the Administrative Agent and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. No Issuer Party shall be liable for any settlement of any claim, action or proceeding affected against an Indemnified Party without its written consent, which consent shall not be unreasonably withheld. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

7.3	Survival of Indemnification Provisions

The provisions of this Section 7 shall survive the term of this Agreement and repayment of the Obligations.

8.	COVENANTS

8.1	Affirmative Covenants

Until the payment in full in cash of all the Obligations (including, without limitation, all expenses and amounts due at such time in respect of indemnity obligations under Section 7), each Issuer Party will and will cause each of its Subsidiaries to:
(a)	Financial Statements, Reports, etc

Furnish to the Administrative Agent and each Purchaser:

(i)	Annual Reports. As soon as available and in any event within 105 days after the end of each Fiscal Year, beginning with the Fiscal Year ending December 31, 2006, (1) the consolidated balance sheet of Holdings as of the end of such Fiscal Year and related consolidated statements of income, cash flows and stockholders’ equity for such Fiscal Year, in comparative form with such financial statements as of the end of, and for, the preceding Fiscal Year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows separating out Holdings, the Company and the Subsidiaries), accompanied by an opinion of Ernst & Young LLP or other independent public accountants of recognized national standing reasonably satisfactory to the Administrative Agent (which opinion shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP, (2) a management report in a form reasonably satisfactory to the Administrative Agent setting forth statement of income items and Consolidated EBITDA of Holdings for such Fiscal Year, showing variance, by dollar amount and percentage, from amounts for the previous Fiscal Year and budgeted amounts and (3) a narrative report and management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of Holdings for such Fiscal Year, as compared to amounts for the previous Fiscal Year and budgeted amounts;

(ii)	Quarterly Reports. As soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, beginning with the Fiscal Quarter ending June 30, 2007 (provided that the following items delivered with respect to the Fiscal Quarter ending June 30, 2007 shall also include the information for the Fiscal Quarter ending March 31, 2007), (1) the consolidated balance sheet of Holdings as of the end of such Fiscal Quarter and related consolidated statements of income and cash flows for such Fiscal Quarter and for the then elapsed portion of the Fiscal Year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous Fiscal Year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows separating out Holdings, the Company and the Subsidiaries), accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied, and on a basis consistent with audited financial statements referred to in clause (i) of this Section 8.1(a), subject to normal year-end audit adjustments, (2) a management report in a form reasonably satisfactory to the Administrative Agent setting forth statement of income items and Consolidated EBITDA of Holdings for such Fiscal Quarter and for the then elapsed portion of the

Fiscal Year, showing variance, by dollar amount and percentage, from amounts for the comparable periods in the previous Fiscal Year and budgeted amounts and (3) a narrative report and management’s discussion and analysis of the financial condition and results of operations for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, as compared to the comparable periods in the previous Fiscal Year and budgeted amounts;

(iii)	Monthly Reports. As soon as available and in any event within 30 days after the end of each calendar month beginning with the month ending March 31, 2007 (provided that the following items delivered with respect to the month ending March 31, 2007 shall also include the information for the months ending January 31, 2007 and February 28, 2007), a calculation of Consolidated EBITDA for such month, the consolidated balance sheet of Holdings as of the end of such month and related consolidated statements of income and cash flows for such month and for the then elapsed portion of the Fiscal Year, in comparative form with (i) the budgets provided in accordance with Section 8.1(a)(viii) and (ii) the consolidated statements of income and cash flows for the comparable periods in the previous Fiscal Year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows separating out Holdings, the Company and the Subsidiaries). For the avoidance of doubt, delivery of any of the financial statements set forth in Section 8.1(a)(i) and (ii) above, shall not satisfy the requirements set forth in this Section 8.1(a)(iii);

(iv)	Financial Officer’s Certificate. (1) Concurrently with any delivery of financial statements under Section 8.1(a)(i) or (ii), a Compliance Certificate (A) certifying that no Default has occurred or, if such a Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (B) beginning with financial statement delivered for fiscal quarter ended March 31, 2009, setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in 8.3 (including the aggregate amount of Excluded Issuances for such period and the uses therefor) and (C) showing a reconciliation of Consolidated EBITDA to the net income set forth on the statement of income; and (2) concurrently with any delivery of financial statements under Section 8.1(a)(i) above, beginning with the Fiscal Year ending December 31, 2006, a report of the accounting firm opining on or certifying such financial statements stating that in the course of its regular audit of the financial statements of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge that any Default insofar as it relates to financial or accounting matters has occurred or, if in the opinion of such accounting firm such a Default has occurred, specifying the nature and extent thereof;

(v)	Reserved

(vi)	Reserved

(vii)	Management Letters. Promptly after the receipt thereof by any Issuer Party, a copy of any “management letter” received by any such Person from its certified public accountants and the management’s responses thereto;

(viii)	Budgets. Within 30 days after the beginning of each Fiscal Year, a budget for the Company and its Subsidiaries in form reasonably satisfactory to the Administrative Agent, but to include balance sheets, statements of income and sources and uses of cash, for each month of such Fiscal Year prepared in detail, prepared in summary form, in each case, with appropriate presentation and discussion of the principal assumptions upon which such budget is based, accompanied by the statement of a Financial Officer of the Company to the effect that the budget of the Company and its Subsidiaries is a reasonable estimate for the periods covered thereby and, promptly when available, any significant revisions of such budget;

(ix)	Organization. To the extent there has been any changes to the organizational chart set forth in Schedule 5.7(b), concurrently with any delivery of financial statements under Section 8.1(a)(i) or (ii), an accurate organizational chart as contemplated by Section 5.7(b);

(x)	Organizational Documents. Promptly provide copies of any Organizational Documents that have been amended or modified in accordance with the terms hereof and deliver a copy of any notice of default given or received by any Issuer Party under any Organizational Document within 15 days after such Issuer Party gives or receives such notice;

(xi)	Other Information. Promptly, from time to time, such other information regarding the operations, business affairs and financial condition of any Issuer Party, or compliance with the terms of any Transaction Document, as the Administrative Agent or any Purchaser may reasonably request; provided that the Issuer Parties will furnish promptly to the Administrative Agent and each of the Purchasers the name of any Person that becomes an Equity Investor after the Closing Date whether or not requested by the Administrative Agent or any Purchaser; and

(xii)	Intent to Cure. With respect to each Test Period for which a Cure Right will be exercised, on the date the financial statements pursuant to Section 8.1(a)(i) or (ii) have been, or should have been, delivered for the applicable fiscal period, the Company shall deliver together with such financial statements an Officer’s Certificate of a Financial Officer of the Company containing a computation in reasonable detail of the applicable

Event of Default and a notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default through the issuance of Permitted Cure Securities as contemplated pursuant to Section 9.6.
(b)	Litigation and Other Notices

Furnish to the Administrative Agent and each Purchaser written notice of the following promptly (and, in any event, within three Business Days of the occurrence thereof):
(i)	any Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(ii)	the filing or commencement of, or any written threat or notice of intention of any Person to file or commence, any action, suit, litigation, investigation or proceeding, whether at law or in equity by or before any Governmental Authority, (i) against any Issuer Party or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect or (ii) with respect to any Transaction Document;

(iii)	any development that has resulted in, or, within ninety (90) days, could reasonably be expected to result in a Material Adverse Effect; and

(iv)	the occurrence of a Casualty Event in excess of $250,000.
(c)	Existence; Businesses and Properties
(i)	Do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence, except as otherwise expressly permitted under Section 8.2(e) or Section 8.2(f) or, in the case of any Subsidiary, where the failure to perform such obligations, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(ii)	Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, privileges, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable Requirements of Law (including any and all zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Real Property) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; pay and perform its material obligations under all Transaction Documents and Related Transaction Documents; and at all times maintain, preserve and protect all property material to the conduct of such business and keep such property in working order; provided that nothing in this Section 8.1(c)(ii) shall prevent (1) sales of property, consolidations or mergers by or involving any Issuer Party in accordance with Section 8.2(e) or Section 8.2(f); (2) the withdrawal by any Issuer Party of its qualification as a foreign corporation in any jurisdiction where such withdrawal, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; or (3) the abandonment by any Issuer Party of any rights, franchises, licenses, trademarks, trade names, copyrights or patents that such Person reasonably determines are not useful to its business or no longer commercially desirable.
(d)	Insurance
(i)	Generally. Keep its insurable property adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including insurance with respect to Mortgaged Properties and other properties material to the business of the Issuer Parties against such casualties and contingencies and of such types and in such amounts with such deductibles as is customary in the case of similar businesses operating in the same or similar locations, including, if applicable (1) physical hazard insurance on an “all risk” basis, (2) commercial general liability against claims for bodily injury, death or property damage covering any and all insurable claims, (3) explosion insurance in respect of any boilers, machinery or similar apparatus constituting Collateral, (4) business interruption insurance and (5) worker’s compensation insurance and such other insurance as may be required by any Requirement of Law.

(ii)	Reserved.

(iii)	Notice to Agents. Notify the Administrative Agent and each Purchaser immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 8.1(d) is taken out by any Issuer Party; and promptly deliver to the Administrative Agent and each Purchaser a duplicate original copy of such policy or policies.

(iv)	[Reserved].

(v)	[Reserved].

(vi)	No Termination Actions. No Issuer Party shall take any action that is reasonably likely to be the basis for termination, revocation or denial of any insurance coverage required to be maintained hereunder or that could be the basis for a defense to any claim under any Insurance Policy, and each Issuer Party shall otherwise comply in all material respects with all Insurance Requirements; provided, however, that each Issuer Party may, at its own expense and after written notice to the Administrative Agent and each of the Purchasers, (1) contest the applicability or enforceability of any such Insurance Requirements by appropriate legal proceedings, the prosecution of which does not constitute a basis for cancellation or revocation of any insurance coverage required under this Section 8.1(d) or (2) cause the Insurance Policy containing any such Insurance Requirement to be replaced by a new policy complying with the provisions of this Section 8.1(d).
(e)	Obligations and Taxes
(i)	Payment of Obligations. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, services, materials and supplies or otherwise that, if unpaid, might give rise to a Lien other than a Permitted Lien upon such properties or any part thereof; provided that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (x)(1) the validity or amount thereof shall be contested in good faith by appropriate proceedings timely instituted and diligently conducted and the applicable Issuer Party shall have set aside on its books adequate reserves or other appropriate provisions with respect thereto in accordance with GAAP, (2) such contest operates to suspend collection of the contested obligation, Taxes, assessment or charge and enforcement of a Lien other than a Permitted Lien and (3) in the case of Collateral, the applicable Issuer Party shall have otherwise complied with the Contested Asset Lien Conditions and (y) the failure to pay could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(ii)	Filing of Returns. Timely and correctly file all material Tax Returns required to be filed by it. Withhold, collect and remit all Taxes that it is required to collect, withhold or remit.

(iii)	Tax Shelter Reporting. The Company does not intend to treat the issuance of the Closing Notes as being a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4. In the event the Company determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent and each Purchaser thereof.
(f)	Employee Benefits

(i) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect, comply in all material respects with the applicable provisions of ERISA and the Code with respect to employment plans and (ii) furnish to the Administrative Agent and each Purchaser (1) as soon as possible after, and in any event within 5 days after any Responsible Officer of any Issuer Party or any ERISA Affiliates of any Issuer Party knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Issuer Parties or any of their ERISA Affiliates in an aggregate amount exceeding $2.5 million, a statement of a Financial Officer of the Company setting forth details as to such ERISA Event and the action, if any, that the Issuer Parties propose to take with respect thereto, and (2) upon request by the Administrative Agent or any Purchaser, copies of (A) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Issuer Party or any ERISA Affiliate with the Internal Revenue Service with respect to each Plan; (B) the most recent actuarial valuation report for each Plan; (C) all notices received by any Issuer Party or any ERISA Affiliate from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (D) such other documents or governmental reports or filings relating to any Plan (or employee benefit plan sponsored or contributed to by any Issuer Party) as the Administrative Agent or the Required Note-Holders shall reasonably request.
(g)	Maintaining Records; Access to Properties and Inspections; Annual Meetings
(i)	Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law are made of all dealings and transactions in relation to its business and activities. Upon reasonable notice, each Issuer Party will permit any representatives designated by the Administrative Agent and any Purchaser to visit and inspect the financial records and the property of such Issuer Party at reasonable times and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or such Purchaser to discuss the affairs, finances, accounts and condition of any Issuer Party with the officers and employees thereof and advisors therefor (including independent accountants).

(ii)	Within 45 days after the end of each Fiscal Quarter of the Issuer Parties, at the request of the Administrative Agent or Required Note-Holders, hold a conference call (at a mutually agreeable time, the costs of such call to be paid by the Company) with all Purchasers who choose to participate in such call, on which call shall be reviewed the financial results of the previous Fiscal Quarter and the financial condition of the Issuer Parties and the budget presented for the current Fiscal Quarter of the Issuer Parties.
(h)	Use of Proceeds

Use the proceeds of the issuance of the Closing Notes only for the purposes set forth in Section 5.12.

(i)	Compliance with Environmental Laws; Environmental Reports
(A)	Comply, and cause all lessees and other Persons occupying Real Property owned, operated or leased by any Issuer Party to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Real Property; obtain and renew all material Environmental Permits applicable to its operations and Real Property; and conduct all Responses required by, and in accordance with, Environmental Laws; provided that no Issuer Party shall be required to undertake any Response to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

(B)	If a Default caused by reason of a breach of Section 5.18 or Section 8.1(i)(A) shall have occurred and be continuing for more than 20 days without the Issuer Parties commencing activities reasonably likely to cure such Default in accordance with Environmental Laws, at the written request of the Administrative Agent or the Required Note-Holders through the Administrative Agent, provide to the Purchasers within 60 days after such request, at the expense of the Company, an environmental assessment report regarding the matters which are the subject of such Default, including, where appropriate, soil and/or groundwater sampling, prepared by an environmental consulting firm and, in the form and substance, reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Response to address them.
(j)	Interest Rate Protection

The Company shall enter into, and maintain, Hedging Agreements in accordance with the terms of the Senior Credit Agreement.

(k)	Additional Guarantors

With respect to any Person that is or becomes a Subsidiary after the Closing Date, promptly (and in any event within 30 days after such Person becomes a Subsidiary) cause such new Subsidiary to execute a Subsidiary Guaranty as set forth in Exhibit E. Notwithstanding the foregoing, no Foreign Subsidiary shall be required to take the actions specified above if doing so would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Code, which investment would or could reasonably be expected to trigger an increase in the net income of a United States shareholder of such Subsidiary pursuant to Section 951 (or a successor provision) of the Code, as reasonably determined by the Company; provided that this exception shall not apply to (i) Voting Stock of any Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) representing 66% of the total voting power of all outstanding Voting Stock of such Subsidiary and (ii) 100% of the Equity Interests not constituting Voting Stock of any such Subsidiary, except that any such Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2) shall be treated as Voting Stock for purposes of this Section 8.1(k).

(l)	Further Assurances

Upon the exercise by the Administrative Agent or any Purchaser of any power, right, privilege or remedy pursuant to any Transaction Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority execute and deliver all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Purchaser may require.

(m)	Changes In Information

Not effect any change (i) in any Issuer Party’s legal name, (ii) in the location of any Issuer Party’s chief executive office, (iii) in any Issuer Party’s identity or organizational structure, (iv) in any Issuer Party’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in any Issuer Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until it shall have given the Administrative Agent and each Purchaser not less than 30 days’ prior written notice (in the form of an Officer’s Certificate), or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent or the Required Note-Holders may reasonably request. Each Issuer Party agrees to promptly provide the Administrative Agent and each Purchaser with certified Organizational Documents reflecting any of the changes described in the preceding sentence. Each Issuer Party also agrees to promptly notify the Administrative Agent and each Purchaser of any change in the location of any office in which it maintains books or records owned by it or any office or facility at which its assets are located.

(n)	Affirmative Covenants with Respect to Leases

With respect to each Lease for Real Property, the respective Issuer Party shall, if it is the landlord, perform all the obligations imposed upon the landlord under such Lease and, if it is the tenant, enforce all of the tenant’s obligations thereunder, except where the failure to so perform or enforce could not reasonably be expected to result in a Property Material Adverse Effect.

(o)	Board Rights
(i)	For so long as the Obligations remain unpaid and unsatisfied, each Issuer Party shall give a representative designated by the Administrative Agent (the “Observer”) written notice of each meeting of the Board of Directors of such Issuer Party, at the same time and in the same manner as notice is given to the directors on the Board of Directors of such Issuer Party and such Issuer Party shall permit the Observer to attend, as an observer, all such meetings. The Issuer Parties shall reimburse the Observer for the travel and other related expenses that s/he reasonably incurs in connection with her/his activities as an observer pursuant to this Section 8.1(o)(i). The Observer shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes and agenda) given to the Board of Directors of each Issuer Party in connection with such meetings at the same time such materials and information are given to the Board of Directors of such Issuer Party. The Purchasers for themselves and on behalf of the Observer agree that the confidentiality provisions of each Issuer Party’s Organizational Documents shall apply to all meetings of its Board of Directors and to all confidential materials and information received by the Observer. Notwithstanding the foregoing, in the event that, in the reasonable judgment of each Issuer Party and the Purchasers, the attendance of the Observer at a meeting or any portion thereof of the Board of Directors of such Issuer Party and/or the receipt of any materials or information would create a conflict of interest for the Purchasers in their capacity as “Purchasers” under this Agreement, the Observer shall, as the case may be, abstain from participating in any such meeting or portion thereof or not be entitled to receipt of such materials and other information.

(ii)	Each Issuer Party shall cause its Board of Directors to meet not less often than quarterly.
(p)	Amendments to Senior Documents

Upon the Purchasers’ request, simultaneously with the execution of an amendment, waiver, modification, supplement or other agreement by the Issuer Parties in favor of the Senior Agent and the Senior Lenders the effect of which amends or modifies the representations, warranties, covenants or events of default in the Senior Documents or accelerates the maturity date of the loans made under the Senior Documents, the Issuer Parties shall execute and deliver to the Purchasers a corresponding amendment, waiver, modification, supplement or other agreement in favor of the Purchasers with respect to the Transaction Documents which amendment or other agreement shall maintain any applicable “cushion” between the Senior Documents and the Transaction Documents.

(q)	Subordination Agreement

From and after execution and delivery thereof by each Issuer Party, such Issuer Party shall perform and observe its obligations under any Subordination Agreement, if any.

(r)	Enforcement of Rights

Holdings shall enforce all of its rights under the Acquisition Documents, including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

(s)	Substitute Notes

Promptly following the consummation of the Merger, Target shall execute and deliver to each Purchaser promissory notes, in the form attached hereto as Exhibit H, which promissory notes shall be given in substitution for and replacement of those certain promissory notes executed by the Company on the Closing Date in favor of each Purchaser. Upon delivery to the Purchasers of such promissory notes, each Purchaser shall surrender the original promissory notes delivered by the Company on the Closing Date.
8.2	Negative Covenants

Until the payment in full in cash of all the Obligations including, without limitation, all expenses and amounts due at such time in respect of indemnity obligations under Section 7, no Issuer Party will, nor will it cause or permit any Subsidiaries to:
(a)	Indebtedness

Incur, create, assume or permit to exist, directly or indirectly, any Indebtedness, except
(i)	Indebtedness incurred under this Agreement and the other Transaction Documents;

(ii)	(1) Indebtedness outstanding on the Closing Date and listed on Schedule 8.2(a)(ii), and (2) refinancings or renewals thereof; provided that (A) any such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being renewed or refinanced, plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith, (B) such refinancing Indebtedness has a later or equal final maturity and longer or equal weighted average life than the Indebtedness being renewed or refinanced and (C) the covenants, events of default, subordination and other provisions thereof (including any guarantees thereof) shall be, in the aggregate, no less favorable to the Purchasers than those contained in the Indebtedness being renewed or refinanced;

(iii)	Indebtedness incurred under the Senior Credit Agreement in an aggregate amount not to exceed $158.0 million at any time outstanding minus the amount of (1) any principal amortization payments on term loan borrowings and (2) permanent reductions in the revolving loan commitment under the Senior Credit Agreement; provided, however the Indebtedness incurred under the Senior Credit Agreement or Indebtedness incurred in connection with any refinancing or replacement of the Senior Debt after the date hereof may be increased to an amount not to exceed $233.0 million minus the amount of (1) any principal amortization payments on term loan borrowings and (2) permanent reductions in the revolving loan commitment under the Senior Credit Agreement, in each case so long as the Total Leverage Ratio for the 4 Fiscal Quarters most recently ended after giving effect to any such increase (as if such increase had occurred during such 4 Fiscal Quarter Period) does not exceed 8.0 to 1.0; provided that, in the case of any replacement or refinancing after the date hereof, the yield on the replaced or refinanced Indebtedness shall not be greater than the yield on the Indebtedness being replaced or refinanced. If in connection with a Permitted Acquisition, (x) the Issuer Parties request that the Required Note-Holders consent to an increase of such $233.0 million amount, which consent shall be at the sole discretion of the Required Note-Holders, (y) the Total Leverage Ratio for the 4 Fiscal Quarters most recently ended after giving effect to any such proposed increase (as if such proposed increase had occurred during such 4 Fiscal Quarter Period) does not exceed 8.0 to 1.0 and (z) the Required Note-Holders refuse to grant such consent, then the Issuer Parties may, notwithstanding any other terms contained in the Transaction Documents, (A) prepay the Notes held by any non-consenting Purchaser without penalty or premium in accordance with the terms of the Notes or (B) upon notice to each non-consenting Purchaser and the Administrative Agent, require such non-consenting Purchaser to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.3), all of its interests, rights and obligations under this Agreement and the other Transaction Documents and such assignee shall assume such obligations (which assignee may be another Purchaser, if a Purchaser accepts such assignment); provided, that (i) the Administrative Agent shall have been paid the processing and recordation fee specified in Section 12.3(d); (ii) such non-consenting Purchaser shall have received payment of an amount equal to the outstanding principal of its Notes, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents (other than prepayment penalties); and (iii) such assignment does not conflict with applicable Requirements of Law.

(iv)	Indebtedness under Hedging Obligations with respect to interest rates, foreign currency exchange rates or commodity prices, in each case not entered into for speculative purposes; provided that if such Hedging Obligations relate to interest rates, (1) such Hedging Obligations relate to payment obligations on Indebtedness otherwise permitted to be incurred by the Transaction Documents and (2) the notional principal amount of such Hedging Obligations at the time incurred does not exceed the principal amount of the Indebtedness to which such Hedging Obligations relate;

(v)	Indebtedness permitted by Sections 8.2(d)(vi) and (ix);

(vi)	Indebtedness in respect of Purchase Money Obligations and Capital Lease Obligations, and refinancings or renewals thereof, in an aggregate amount not to exceed $5.0 million at any time outstanding;

(vii)	Indebtedness in respect of bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances issued for the account of any Issuer Party in the ordinary course of business, including guarantees or obligations of any Issuer Party with respect to letters of credit supporting such bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances (in each case other than for an obligation for money borrowed);

(viii)	Contingent Obligations of any Issuer Party in respect of Indebtedness otherwise permitted under this Section 8.2(a);

(ix)	Indebtedness arising from netting services, the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within twenty Business Days of incurrence;

(x)	Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(xi)	other Indebtedness incurred or assumed in connection with a Permitted Acquisition in an aggregate amount not to exceed $5.0 million;

(xii)	Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Holdings or any of its Subsidiaries pursuant to such agreements, in connection with Permitted Acquisitions, Asset Sales or any other permitted dispositions of any business, assets or Subsidiary of Holdings or any of its Subsidiaries;

(xiii)	Indebtedness of any Subsidiary to the Company or any Subsidiary Guarantor or of the Company to any Subsidiary Guarantor;

(xiv)	Indebtedness consisting of Attributable Indebtedness incurred in connection with any transactions permitted by Section 8.2(f)(vi); and

(xv)	unsecured Indebtedness of any Issuer Party in an aggregate amount not to exceed $5.0 million at any time outstanding.
(b)	Liens

Create, incur, assume or permit to exist, directly or indirectly, any Lien on any property now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except the following (collectively, the “Permitted Liens”):
(i)	inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or delinquent and Liens for taxes, assessments or governmental charges or levies, which (a) are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien, and (b) in the case of any such charge or claim which has or may become a Lien against any assets of any Issuer Party, such Lien and the contest thereof shall satisfy the Contested Asset Lien Conditions;

(ii)	Liens in respect of property of any Issuer Party imposed by Requirements of Law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s, landlords’, workmen’s, suppliers’, repairmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, and (a) which do not in the aggregate materially detract from the value of the property of the Issuer Parties, taken as a whole, and do not materially impair the use thereof in the operation of the business of the Issuer Parties, taken as a whole, (b) which, if they secure obligations that are then due and unpaid, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien, and (c) in the case of any such Lien which has or may become a Lien against any assets of any Issuer Party, such Lien and the contest thereof shall satisfy the Contested Asset Lien Conditions;

(iii)	any Lien in existence on the Closing Date and set forth on Schedule 8.2(b)(iii) and any Lien granted as a replacement or substitute therefor; provided that any such replacement or substitute Lien (i) except as permitted by Section 8.2(a)(ii)(2)(A), does not secure an aggregate amount of Indebtedness, if any, greater than that secured on the Closing

Date and (ii) does not encumber any property other than the property subject thereto on the Closing Date (any such Lien, an “Existing Lien”);

(iv)	easements, rights-of-way, restrictions (including zoning restrictions), covenants, licenses, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies on or with respect to any Real Property, in each case whether now or hereafter in existence, not (a) securing Indebtedness, (b) individually or in the aggregate materially impairing the value or marketability of such Real Property or (c) individually or in the aggregate materially interfering with the ordinary conduct of the business of the Issuer Parties at such Real Property;

(v)	Liens arising out of judgments, attachments or awards not resulting in a Default;

(vi)	Liens (other than any Lien imposed by ERISA) (x) imposed by Requirements of Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (y) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers; provided that (i) with respect to clauses (x), (y) and (z) of this paragraph (vi), such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings for orders entered in connection with such proceedings have the effect of preventing the forfeiture or sale of the property subject to any such Lien, (ii) to the extent such Liens are not imposed by Requirements of Law, such Liens shall in no event encumber any property other than cash and Cash Equivalents and (iii) in the case of any such Lien against any assets of any Issuer Party, such Lien and the contest thereof shall satisfy the Contested Asset Lien Conditions;

(vii)	Leases of the properties of any Issuer Party, in each case entered into in the ordinary course of such Issuer Party’s business so long as such Leases (other than with respect to Leases of Real Property) are subordinate in all respects to the Liens granted and evidenced by the Senior Documents and do not, individually or in the aggregate, (a) interfere in any material respect with the ordinary conduct of the business of any Issuer Party, or (b) materially impair the use (for its intended purposes) or the value of the property subject thereto;

(viii)	Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Issuer Party in the ordinary course of business in accordance with the past practices of such Issuer Party;

(ix)	Liens securing Indebtedness incurred pursuant to Section 8.2(a)(vi); provided that any such Liens attach only to the property being financed pursuant to such Indebtedness and do not encumber any other property of any Issuer Party;

(x)	bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Issuer Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

(xi)	Liens on property of a Person existing at the time such Person is acquired or merged with or into or consolidated with any Issuer Party to the extent permitted hereunder (and not created in anticipation or contemplation thereof); provided that such Liens do not extend to property not subject to such Liens at the time of acquisition (other than improvements thereon) and are no more favorable to the lienholders than such existing Lien;

(xii)	Liens granted pursuant to the Senior Documents;

(xiii)	licenses of Intellectual Property granted by any Issuer Party in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Issuer Parties;

(xiv)	the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods; and

(xv)	Liens incurred in the ordinary course of business of any Issuer Party with respect to obligations that do not in the aggregate exceed $2.0 million at any time outstanding.
(c)	Sale and Leaseback Transactions

Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and

Leaseback Transaction”) unless (i) the sale of such property is permitted by Section 8.2(f) and (ii) any Liens arising in connection with its use of such property are permitted by Section 8.2(b).

(d)	Investment, Loan and Advances

Directly or indirectly, lend money or credit (by way of guarantee or otherwise) or make advances to any Person, or purchase or acquire any stock, bonds, notes, debentures or other obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (all of the foregoing, collectively, “Investments”), except that the following shall be permitted:
(i)	the Issuer Parties may consummate the Transactions and the Related Transactions in accordance with the provisions of the Transaction Documents and the Related Transaction Documents, as applicable;

(ii)	Investments outstanding on the Closing Date and identified on Schedule 8.2(d)(ii);

(iii)	the Issuer Parties may (a) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, (b) invest in, acquire and hold cash and Cash Equivalents, (c) endorse negotiable instruments held for collection in the ordinary course of business or (d) make lease, supplier, utility and other similar deposits in the ordinary course of business;

(iv)	Hedging Obligations incurred pursuant to Section 8.2(a)(iv);

(v)	loans and advances to directors, employees and officers of the Company and the Subsidiaries for bona fide business purposes and to purchase Equity Interests of Holdings, in aggregate amount not to exceed $2.5 million at any time outstanding;

(vi)	Investments (a) by any Issuer Party in the Company or any Subsidiary Guarantor, (b) by any Issuer Party in any Person that, in connection with an Investment that is a Permitted Acquisition, becomes a Subsidiary Guarantor and (c) by a Subsidiary that is not a Subsidiary Guarantor in any other Subsidiary that is not a Subsidiary Guarantor;

(vii)	Investments in securities of trade creditors or customers in the ordinary course of business received upon foreclosure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

(viii)	Investments made by the Company or any Subsidiary as a result of consideration received in connection with an Asset Sale made in compliance with Section 8.2(f);

(ix)	Investments made in compliance with Section 8.2(t); and

(x)	other Investments in an aggregate amount not to exceed $5.0 million at any time outstanding.
An Investment shall be deemed to be outstanding to the extent not returned in the same form as the original Investment to the Company or any Subsidiary Guarantor.
(e)	Mergers and Consolidations

Wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (or agree to do any of the foregoing at any future time), except that the following shall be permitted:
(i)	Asset Sales in compliance with Section 8.2(f);

(ii)	acquisitions in compliance with Section 8.2(g);

(iii)	any Issuer Party may merge or consolidate with or into the Company or any Subsidiary Guarantor (as long as the Company is the surviving Person in the case of any merger or consolidation involving the Company and a Subsidiary Guarantor is the surviving Person and remains a Wholly Owned Subsidiary of Holdings in any other case);

(iv)	any Subsidiary may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect; and

(v)	the Transactions as contemplated by the Transaction Documents and the Related Transaction Documents, including, without limitation, the Acquisition, the filing of the Merger Certificate and the Merger.
(f)	Asset Sales

Effect any Asset Sale, or agree to effect any Asset Sale, except that the following shall be permitted:
(i)	disposition of used, worn out, obsolete or surplus property by any Issuer Party in the ordinary course of business and the abandonment or other disposition of Intellectual Property that is, in the reasonable judgment of the Company, no longer economically practicable to maintain or useful in the conduct of the business of the Issuer Parties taken as a whole;

(ii)	Asset Sales; provided that the aggregate consideration received in respect of all Asset Sales pursuant to this clause (ii) shall not exceed $5.0 million in any four consecutive Fiscal Quarters of the Company, but, in any event, shall not exceed $2.0 million with respect to any single Asset Sale;

(iii)	leases of real or personal property in the ordinary course of business;

(iv)	mergers and consolidations in compliance with Section 8.2(e);

(v)	Investments in compliance with Section 8.2(d); and

(vi)	solely in connection with and as contemplated by a Permitted Acquisition, Sale and Leaseback Transaction not to exceed $10.0 million.
(g)	Acquisitions

Purchase or otherwise acquire (in one or a series of related transactions) any part of the property (whether tangible or intangible) of any Person (or agree to do any of the foregoing at any future time), except that the following shall be permitted:
(i)	Capital Expenditures by the Company and the Subsidiaries;

(ii)	purchases and other acquisitions of inventory, materials, contracts, equipment, intangible property and other assets in the ordinary course of business;

(iii)	Investments in compliance with Section 8.2(d);

(iv)	leases of real or personal property in the ordinary course of business;

(v)	Permitted Acquisitions; and

(vi)	mergers and consolidations in compliance with Section 8.2(e).
(h)	Dividends

Authorize, declare or pay, directly or indirectly, any Dividends with respect to any Issuer Party, except that the following shall be permitted:
(i)	Dividends by any Issuer Party to the Company or any Guarantor that is a Wholly Owned Subsidiary of the Company;

(ii)	payments to Holdings to permit Holdings, and the subsequent use of such payments by Holdings, to repurchase or redeem Qualified Capital Stock of Holdings held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of any Issuer Party, upon their death, disability, retirement, severance or termination of employment or service; provided that the aggregate cash consideration paid for all such redemptions and payments shall not exceed, in any Fiscal Year, the sum of (x) $2.0 million, plus (y) the amount of any Net Cash Proceeds received by Holdings or contributed to the Company from the issuance and sale since the issue date of Qualified Capital Stock of Holdings (other than the Cure Amounts or amounts contributed for purposes of making Capital Expenditures) to officers, directors or employees of any Issuer Party that have not been used to make any repurchases, redemptions or payments under this clause (ii), plus (z) the net cash proceeds of any “key-man” life insurance policies of any Issuer Party that have not been used to make any repurchases, redemptions or payments under this clause (ii);

(iii)	(A) to the extent actually used by Holdings to pay such taxes, costs and expenses, payments by the Company to or on behalf of Holdings in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of Holdings, (B) payments by the Company to or on behalf of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of Holdings, (C) to the extent actually used by the parent of Holdings to pay such taxes, costs and expenses, payments by Holdings to or on behalf of the parent of Holdings in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of such parent and (D) payments by Holdings to or on behalf of the parent of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of such parent, in the case of clauses (A) through (D) in an aggregate amount not to exceed $250,000 in any Fiscal Year;

(iv)	Permitted Tax Distributions by (i) the Company to Holdings and (ii) Holdings to the holders of its Equity Interests; and

(v)	payments made to Holdings to permit Holdings to make payments permitted by Section 8.2(i)(v).
(i)	Transactions with Affiliates

Enter into, directly or indirectly, any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of any Issuer Party (other than between or among the Company and one or more Subsidiary Guarantors), other than on terms and conditions at least as favorable to such Issuer Party as would reasonably be obtained by such Issuer Party at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except that the following shall be permitted:
(i)	Dividends permitted by Section 8.2(h);

(ii)	Investments permitted by Sections 8.2(d)(v), (vi)(a) and (c), (ix) and (x);

(iii)	reasonable and customary director (including, without limitation, amounts being paid to Nader Dahreshori), officer and employee compensation (including bonuses and related expenses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the Board of Directors of the Company;

(iv)	transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Transaction Documents;

(v)	so long as no Default exists and the Administrative Agent and each Purchaser has received the most current version of the Management Services Agreement, at the times specified and the amounts set forth in the Management Services Agreement, the payment of (i) the annual advisory fee and reimbursement of expenses to Veronis Suhler Stevenson LLC (“VSS LLC”); provided that payments under this clause (v)(i) shall in any event not exceed $260,000 per Fiscal Year, (ii) transaction fees payable to VSS LLC pursuant to Section 3.1 of the Management Services Agreement, which transaction fees shall not exceed 1% of enterprise value in respect of the transaction pursuant to which such fees are owed, and (iii) all other investment banking fees and related expenses payable to VSS LLC pursuant to the Management Services Agreement;

(vi)	the existence of, and the performance by any Issuer Party of its obligations under the terms of, any limited liability company, limited partnership or other Organizational Document or securityholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party on the Closing Date, and which has been disclosed to the Purchasers as in effect on the Closing Date, and similar agreements that it may enter into thereafter; provided, however, that the existence of, or the performance by any Issuer Party of obligations under, any amendment to any such existing agreement or any such similar agreement entered into after the Closing Date shall only be permitted by this Section 8.2(i)(vi) to the extent not more adverse to the interest of the Purchasers in any material respect, when taken as a whole, than any of such documents and agreements as in effect on the Closing Date;

(vii)	sales of Qualified Capital Stock of Holdings to Affiliates of the Company (except as permitted under Section 8.2(h)(ii)) not otherwise prohibited by the Transaction Documents and the granting of registration and other customary rights in connection therewith;

(viii)	any transaction with an Affiliate where the only consideration paid by any Issuer Party is Qualified Capital Stock of Holdings;

(ix)	exercise of the Cure Right;

(x)	the transactions set forth on Schedule 8.2(i) of this Agreement; and

(xi)	the Transactions as contemplated by the Transaction Documents and Related Transaction Documents.
(j)	Prepayments of Other Indebtedness; Modifications of Organizational Documents and Other Documents, etc

Directly or indirectly:
(i)	make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Subordinated Indebtedness, except as otherwise permitted by this Agreement or except as otherwise permitted by Section 8.2(a)(iii);

(ii)	amend or modify, or permit the amendment or modification of, any provision of any Transaction Document or Related Transaction Document (other than the Senior Documents) in any manner that is adverse in any material respect to the interests of the Purchasers or any Subordinated Indebtedness if the effect of such amendment or modification is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) and dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof or change the subordination provisions of such Subordinated Indebtedness (or any guaranty thereof); or

(iii)	terminate, amend or modify any of its Organizational Documents or any agreement to which it is a party with respect to its Equity Interests (including any stockholders’ agreement) (collectively, the “Equity Agreements”), or enter into any new agreement with respect to its Equity Interests, other than any such amendments or modifications or such new agreements which are not adverse in any material respect to the interests of any Purchaser; provided that Holdings may issue such Equity Interests, so long as such issuance is not prohibited by Section 8.2(l) or any other provision of this Agreement, and may amend or modify its Organizational Documents or other Equity Agreements to authorize any such Equity Interests.

(k)	Limitation on Certain Restrictions on Subsidiaries

Directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Company or any Subsidiary, or pay any Indebtedness owed to the Company or a Subsidiary, (b) make loans or advances to the Company or any Subsidiary or (c) transfer any of its properties to the Company or any Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable Requirements of Law; (ii) this Agreement and the other Transaction Documents; (iii) the Senior Documents; (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of a Subsidiary; (v) customary provisions restricting assignment of any agreement entered into by a Subsidiary in the ordinary course of business; (vi) any holder of a Lien permitted by Section 8.2(b) restricting the transfer of the property subject thereto; (vii) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.2(f) pending the consummation of such sale; (viii) any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Company, so long as such agreement was not entered into in connection with or in contemplation of such Person becoming a Subsidiary of the Company; (ix) without affecting the Issuer Parties’ obligations under Section 8.1(k), customary provisions in partnership agreements, limited liability company organizational governance documents, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar Person; (x) restrictions on cash or other deposits or net worth imposed by suppliers or landlords under contracts entered into in the ordinary course of business; (xi) any instrument governing Indebtedness assumed in connection with any Permitted Acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired; (xii) in the case of any joint venture which is not an Issuer Party in respect of any matters referred to in clauses (b) and (c) above, restrictions in such Person’s Organizational Documents or pursuant to any joint venture agreement or stockholders agreements solely to the extent of the Equity Interests of or property held in the subject joint venture or other entity; or (xiii) any encumbrances or restrictions imposed by any amendments or refinancings that are otherwise permitted by the Transaction Documents of the contracts, instruments or obligations referred to in clauses (iii) or (viii) above; provided that such amendments or refinancings are no more materially restrictive with respect to such encumbrances and restrictions than those prior to such amendment or refinancing.

(l)	Limitation on Issuance of Capital Stock
(i)	With respect to Holdings, issue any Equity Interest that is not Qualified Capital Stock other than MIP Units.

(ii)	With respect to the Company or any Subsidiary, issue any Equity Interest (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, any Equity Interest, except (i) for stock splits, stock dividends and additional issuances of Equity Interests which do not decrease the percentage ownership of the Company or any Subsidiaries in any class of the Equity Interest of such Subsidiary; (ii) Subsidiaries of the Company formed after the Closing Date in accordance with Section 8.2(m) may issue Equity Interests to the Company or the Subsidiary of the Company which is to own such Equity Interests; and (iii) the Company may issue common stock that is Qualified Capital Stock to Holdings.
(m)	Limitation on Creation of Subsidiaries

Other than as permitted pursuant to Section 8.2(t), establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Note-Holders; provided that, without such consent, the Company may (i) establish or create one or more Wholly Owned Subsidiaries of the Company, (ii) establish, create or acquire one or more Subsidiaries in connection with an Investment made pursuant to Section 8.2(d) or (iii) acquire one or more Subsidiaries in connection with a Permitted Acquisition, so long as, in each case, Section 8.1(k) shall be complied with.

(n)	Business
(i)	With respect to Holdings, engage in any business activities or have any properties or liabilities, other than (a) its ownership of the Equity Interests of the Company or any parent company of the Company whose only asset is its beneficial ownership of the Company and is a direct or indirect Wholly Owned Subsidiary of Holdings, (b) obligations under the Transaction Documents, the Related Transaction Documents and the Senior Documents, and (c) activities, properties and/or liabilities or other obligations incidental to the foregoing clauses (a) and (b), including, without limitation, liabilities or other obligations incident to its fulfilling its obligations under its Organizational Documents and to be in good standing in its jurisdiction of organization.

(ii)	With respect to the Company and the Subsidiaries, engage (directly or indirectly) in any business other than those businesses in which the Company and its Subsidiaries are engaged on the Closing Date (or, in the good faith judgment of the Board of Directors, which are substantially related thereto or are reasonable extensions thereof).
(o)	Limitation on Accounting Changes

Make or permit any change in accounting policies or reporting practices, without the consent of the Required Note-Holders, which consent shall not be unreasonably withheld, except changes that are required by GAAP.

(p)	Fiscal Year

Change its Fiscal Year-end to a date other than December 31.

(q)	No Further Negative Pledge

Enter into any agreement, instrument, deed or lease which, by its terms, prohibits or limits the ability of any Issuer Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following: (1) this Agreement, the other Transaction Documents and the Senior Documents; (2) covenants in documents creating Liens permitted by Section 8.2(b) prohibiting further Liens on the properties encumbered thereby; (3) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Senior Documents on any Collateral securing the Senior Debt and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Loan Party to secure the Senior Debt; and (4) any prohibition or limitation that (a) exists pursuant to applicable Requirements of Law, (b) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.2(f) pending the consummation of such sale, (c) restricts subletting or assignment of any lease governing a leasehold interest of the Company or a Subsidiary, (d) exists in any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Company, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary or (e) is imposed by any amendments or refinancings that are otherwise permitted by the Transaction Documents of the contracts, instruments or obligations referred to in clause (3) or (4)(d); provided that such amendments and refinancings are no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing.

(r)	Anti-Terrorism Law; Anti-Money Laundering
(i)	Directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 5.22, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and the Issuer Parties shall deliver to the Purchasers any certification or other evidence requested from time to time by any Purchaser in its reasonable discretion, confirming the Issuer Parties’ compliance with this Section 8.2(r)).

(ii)	Cause or permit any of the funds of such Issuer Party that are used to repay the Notes to be derived from any unlawful activity with the result that the issuances of the Notes would be in violation of any Requirement of Law.
(s)	Embargoed Person

Cause or permit (a) any of the funds or properties of the Issuer Parties that are used to repay the amounts outstanding under the Notes to constitute property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (1) the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or Requirement of Law promulgated thereunder, with the result that the investment in the Issuer Parties (whether directly or indirectly) is prohibited by a Requirement of Law, or the purchase of the Notes made by the Purchasers would be in violation of a Requirement of Law, or (2) the Executive Order, any related enabling legislation or any other similar Executive Orders or (b) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Issuer Parties, with the result that the investment in the Issuer Parties (whether directly or indirectly) is prohibited by a Requirement of Law or the issuance or purchase of the Notes is in violation of a Requirement of Law.

(t)	Additional Holding Companies

Establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Note-Holders; provided that, without such consent, Holdings may (a) establish or create one or more direct Subsidiaries of Holdings, (b) establish, create or acquire one or more direct Subsidiaries in connection with an Investment made pursuant to Section 8.2(d) or (c) acquire one or more direct Subsidiaries in connection with a Permitted Acquisition, so long as, in each case, Section 8.1(k) shall be complied with and such Subsidiary to the extent it is the direct parent entity of the Company, shall assume all obligations of Holdings under this Agreement by entering into a Joinder Agreement as set forth in Exhibit F and executing a Guaranty and upon any such assumption and execution of Guaranty Holdings shall be released from all its obligations under this Agreement, and the other Transaction Documents.

(u)	Senior Document Amendments

Amend, modify, waive or change in any manner any term or condition of any Senior Document if the effect of such amendment, modification, waiver or change is to (A) increase Senior Debt in excess of the principal amount of Senior Debt permitted under Section 8.2(a)(iii) or (B) add restrictions on the ability of the Company or any Guarantor to make payments to the Administrative Agent and/or the Purchasers or (C) modify the terms and conditions set forth in Section 6.11(c) of the Senior Credit Agreement.

(v)	Limitation on Repurchases and Other Repayments of Notes

Directly or indirectly, prepay, repurchase, redeem or otherwise acquire or retire (and shall not permit any Affiliate to), in whole or in part, directly or indirectly, any Notes held by any holder of any Notes unless the applicable Issuer Party, Subsidiary or any applicable Affiliate shall have offered to prepay, repurchase, redeem or otherwise acquire or retire, as the case may be, the same proportion of the aggregate principal amount of the Notes held by each other holder of any Notes at the time outstanding upon the same terms and conditions.
8.3	Financial Covenants

Each Issuer Party shall maintain and keep in full force and effect the Financial Covenant set forth below. The calculation and determination of each such Financial Covenant, and all accounting terms contained therein, shall be so calculated and construed in accordance with GAAP, applied on a basis consistent with the financial statements of the Issuer Parties delivered on or before the Closing Date to the Administrative Agent and each of the Purchasers:

Minimum Consolidated EBITDA

Commencing with the Fiscal Quarter ending March 31, 2009, the Issuer Parties shall maintain as of the end of each Fiscal Quarter, calculated on a rolling four (4) quarter basis, for each four quarter period ending on the last day of each such Fiscal Quarter, a Consolidated EBITDA of not less than $25,000,000.

9.	DEFAULTS AND REMEDIES

9.1	Events of Default

The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:
(a)	a default shall be made in the payment of any principal of any Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment (whether voluntary or mandatory) thereof or by acceleration thereof or otherwise;

(b)	a default shall be made in the payment of any interest under any Note or any other amount (other than an amount referred to in paragraph (a) above) due under any Transaction Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

(c)	any representation or warranty made or deemed made in or in connection with any Transaction Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Transaction Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(d)	default shall be made in the due observance or performance by any Issuer Party of any covenant, condition or agreement contained in Section 8.1(b), (c)(i), (h), Section 8.2 or in Section 8.3;

(e)	default shall be made in the due observance or performance by any Issuer Party of any covenant, condition or agreement contained in any Transaction Document (other than those specified in paragraphs (a), (b) or (d) immediately above) and such default shall continue unremedied or shall not be waived for a period of 30 days after written notice thereof from the Administrative Agent or any Purchaser to the Company;

(f)	any Issuer Party shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness (other than the Obligations and the Senior Debt), when and as the same shall become due and payable beyond any applicable grace period, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any Indebtedness (other than the Obligations and the Senior Debt) if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee or other representative on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity or become subject to a mandatory offer purchase by the obligor; provided that, it shall not constitute an Event of Default pursuant to this paragraph (f) unless the aggregate amount of all such Indebtedness referred to in clauses (i) and (ii) exceeds $5.0 million at any one time (provided that, in the case of any Hedging Obligations, the amount counted for this purpose shall be the amount payable by all Issuer Parties if such Hedging Obligations were terminated at such time);

(g)	an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Issuer Party, or of a substantial part of the property of any Issuer Party, under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Issuer Party or for a substantial part of the property of any Issuer

Party; or (iii) the winding-up or liquidation of any Issuer Party; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h)	any Issuer Party shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Issuer Party or for a substantial part of the property of any Issuer Party; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due; (vii) take any action for the purpose of effecting any of the foregoing; or (viii) wind up or liquidate;

(i)	one or more judgments, orders or decrees for the payment of money in an aggregate amount in excess of $5.0 million (to the extent not covered by insurance or the indemnity of the Sellers under the Acquisition Agreement) shall be rendered against any Issuer Party or any combination thereof and the same shall remain undischarged, unvacated or unbonded for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon properties of any Issuer Party to enforce any such judgment;

(j)	one or more ERISA Events shall have occurred that, when taken together with all other such ERISA Events could reasonably be expected to result in a Material Adverse Effect or in the imposition of a Lien on any properties of any Issuer Party;

(k)	any Transaction Document or any material provisions thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by any Issuer Party or any other Person, or by any Governmental Authority, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Issuer Party shall repudiate or deny any portion of its liability or obligation for the Obligations;

(l)	there shall have occurred a Change in Control;

(m)	any Issuer Party shall be prohibited or otherwise restrained from conducting the business theretofore conducted by it in any manner that has or could reasonably be expected to result in a Material Adverse Effect by virtue of any determination, ruling, decision, decree or order of any court or Governmental Authority of competent jurisdiction; or

(n)	(i) Any Issuer Party shall fail to make any payment on account of any Senior Debt when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any period of grace provided with respect thereto or (ii) any Issuer Party shall otherwise fail to observe or perform any other agreement, term or condition contained in any agreement or instrument relating to any Senior Debt other than a financial maintenance covenant and such failure is not cured or waived within 60 days or (iii) the maturity date of the Senior Debt has been accelerated or the Senior Debt has been prepaid, liquidated or redeemed, in each case as a result of a default under the Senior Documents; provided, however, that if such default shall be cured or waived by the holders of the Senior Debt, in each case prior to the commencement of any action under Section 9.2, then the Event of Default that occurred under this subsection by reason of such default shall be deemed likewise to have been thereupon cured or waived; provided, however, that the foregoing shall not waive any other Default which may have occurred under any other subsection of Section 9.1.
9.2	Acceleration

If an Event of Default occurs under Section 9.1(g) or 9.1(h), the Obligations shall immediately become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If any other Event of Default occurs and is continuing, the Obligations, at the option of the Required Note-Holders, shall immediately become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

9.3	Suits for Enforcement
(a)	Upon the occurrence and during the continuation of any one or more Events of Default, the Administrative Agent may, and shall at the request of the Required Note-Holders proceed to protect and enforce the rights of each of the Purchasers hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the exercise of any power granted in this Agreement or any other Transaction Documents, or may proceed to enforce the payment of the Notes, or to enforce any other legal or equitable right of the Administrative Agent and the Purchasers, provided, however, that no Purchaser will take any actions to protect or enforce its rights hereunder without the consent of the Required Note-Holders. The Administrative Agent shall have the right, in its own name and as agent for the Purchasers, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Purchasers (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).

(b)	Upon the occurrence of an Event of Default, the Company shall pay to the Administrative Agent and the Purchasers such amounts as shall be sufficient to cover the costs and expenses of the Administrative Agent and the Purchasers as a result of the occurrence of such Event of Default, as provided in this Agreement (including, without limitation, as provided in Section 12.12) and the other Transaction Documents.
9.4	Remedies Cumulative

No remedy herein conferred upon the Administrative Agent or any Purchaser is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

9.5	Remedies Not Waived

No course of dealing between any Issuer Party, the Administrative Agent and any Purchaser or any delay on the part of the Administrative Agent or any Purchaser in exercising any rights hereunder shall operate as a waiver of any right.

9.6	Certain Cure Rights.

Notwithstanding anything to the contrary contained in Section 9.1, in the event that the Company fails to comply with any financial covenant contained in Section 8.3, Holdings shall have the right, no later than 10 days after the delivery of a Notice of Intent to Cure, to issue Permitted Cure Securities for cash or otherwise make cash contribution to the capital of the Company in an aggregate amount not in excess of the minimum amount necessary to cure the relevant failure to comply with such Financial Covenant, the net cash proceeds of which shall be contributed to the common equity capital of the Company (collectively, the “Cure Right”), and upon the receipt by the Company of such cash (the “Cure Amount”), such financial covenant shall be recalculated giving effect to the following pro forma adjustments:
(a) Consolidated EBITDA shall be increased, as provided in the definition thereof, solely for the purpose of measuring such financial covenant and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;
(b) if, after giving effect to the foregoing recalculations, the Company shall then be in compliance with the requirements of such Financial Covenant, the Company shall be deemed to have satisfied the requirements of such Financial Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such Financial Covenant which had occurred shall be deemed cured for all purposes of this Agreement and the other Transaction Documents;
(c) to the extent that the Cure Amount proceeds are used to repay Indebtedness, such Indebtedness shall not be deemed to have been repaid for purposes of calculating the

Financial Covenant for the Test Period with respect to which such Cure Right was exercised; and
(d) to the extent a Fiscal Quarter ended for which such financial covenant is initially recalculated as a result of a Cure Right is included in the calculation of a financial covenant in a subsequent fiscal period, the Cure Amount shall be included in the amount of Consolidated EBITDA for such initial Fiscal Quarter;
provided that in each four Fiscal Quarters there shall be at least two consecutive Fiscal Quarters in which no Cure Right is exercised. If the Company shall have delivered a Notice of Intent to Cure, in accordance with Section 8.1(a)(xi), then (subject to the preceding sentence) the right of the Purchasers to declare the Obligations due and payable solely as a result of a breach of Section 8.3 shall be suspended for a period of 10 Business Days following the date of delivery of such Notice of Intent to Cure.
10.	PREPAYMENT

10.1	Optional Prepayment

Following the second anniversary of the Closing Date and subject to the terms and conditions of the Notes and any restrictions set forth in the Senior Credit Agreement, the Company may prepay the outstanding principal of (together with accrued interest on) the Notes in full, or from time to time, in part, in accordance with the provisions set forth in Section 4 of the Closing Notes.

10.2	Mandatory Prepayment

Subject to the terms and conditions of the Closing Notes and any restrictions set forth in the Senior Credit Agreement, the Company shall prepay the outstanding principal of (together with accrued interest on) the Notes in accordance with the provisions of Sections 5 and 6 of the Closing Notes.

11.	THE ADMINISTRATIVE AGENT

11.1	Appointment

Each Purchaser hereby irrevocably designates and appoints TCW IV (together with any successor Administrative Agent pursuant to Section 11.9) as the agent of such Purchaser under this Agreement and the other Transaction Documents, and each such Purchaser irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent.

11.2	Delegation of Duties

The Administrative Agent may execute any of its duties under this Agreement and the other Transaction Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

11.3	Exculpatory Provisions

The Administrative Agent or any of its respective officers, directors, employees, agents, attorneys in fact or affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Transaction Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Issuer Party or any officer thereof contained in this Agreement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document or for any failure of any Issuer Party a party thereto to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of any Issuer Party.

11.4	Reliance by Administrative Agent

The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to any Issuer Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Note-Holders (or, if so specified by this Agreement, all Purchasers) as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Transaction Documents in accordance with a request of the Required Note-Holders (or, if so specified by this Agreement, all Purchasers), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers and all future holders of the Notes.

11.5	Action on Default

The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Note-Holders (or, if so specified by this Agreement, all Purchasers); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Purchasers.

11.6	Non-Reliance on Agents and Other Purchasers

Each Purchaser expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys in fact or affiliates have made any representations or warranties to it (other than those representations made by it pursuant to Section 6 in its capacity as a Purchaser) and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any Issuer Party or any Affiliate of any Issuer Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Purchaser. Each Purchaser represents, severally as to itself and not jointly, to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer Parties and their affiliates and made its own decision to purchase its Closing Notes hereunder and enter into this Agreement. Each Purchaser, severally as to itself and not jointly, also represents that it shall, independently and without reliance upon the Administrative Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer Parties and their affiliates.

11.7	Indemnification

The Purchasers agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by any Issuer Party and without limiting the obligation of any Issuer Party to do so), ratably according to their respective percentages in the Notes in effect on the date on which indemnification is sought under this Section 11 (or, if indemnification is sought after the date upon which the Notes shall have been paid in full, ratably in accordance with such percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent, in its capacity as such, in any way relating to or arising out of this Agreement, the Notes, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent, in its capacity as such, under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section 11 shall survive the payment of the Notes and all other amounts payable hereunder.

11.8	Agent in Its Individual Capacity

The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Issuer Party as though the Administrative Agent were not the Administrative Agent. With respect to its Notes made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the terms “Purchaser” and “Purchasers” shall include the Administrative Agent in its individual capacity.

11.9	Successor Agents

The Administrative Agent may resign in such capacity upon thirty (30) days’ prior written notice to the Purchasers and the Company. If the Administrative Agent shall resign in such capacity under this Agreement and the other Transaction Documents, then the Required Note-Holders shall appoint a successor agent for the Purchasers, which successor agent shall, unless an Event of Default shall have occurred and be continuing, be subject to approval by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent”, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes, it being understood that the Company shall jointly and severally pay the reasonable fees and expenses of any successor Administrative Agent, including in connection with its review of the Transaction Documents. If no successor agent has accepted appointment as the Administrative Agent by the date that is ninety (90) days following the applicable retiring Administrative Agent’s notice of resignation, the applicable retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Purchasers shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Note-Holders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as the Administrative Agent the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Transaction Documents.

12.	MISCELLANEOUS

12.1	Survival of Representations and Warranties

All indemnification or other protection provided to any Indemnified Party pursuant to any Transaction Document and all of the representations and warranties made in any Transaction Document shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Purchasers and acceptance of the Notes and payment therefor and termination of this Agreement.

12.2	Notices

All notices, demands and other communications provided for or permitted under any Transaction Document shall be made in writing and addressed as follows:
(a)	If to the Administrative Agent, TCW
or TCW IVB:
TCW/Crescent Mezzanine IV, L.L.C.
200 Park Avenue
Suite 2200
New York, New York 10166
Attention: Andrew G. Bernstein
Facsimile No.: (212) 771-4551
With a copy to:
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Stan Johnson, Esq.
Facsimile No.: (212) 407-4990
(b)	If to MAC:
MAC Capital, Ltd.
c/o Trust Company of the West
11100 Santa Monica Blvd, Suite 2000
Los Angeles CA 90025
Attention: Scott Fukumoto
Facsimile: (310) 235-5966

(c)	If to New York Life Investment Management Mezzanine Partners II, LP or NYLIM Mezzanine Partners II Parallel Fund, LP:
c/o NYLCAP Manager, LLC
51 Madison Avenue, 16th Floor
New York, New York 10010
Attention: James M. Barker V
                   Lorne M. Smith, Esq.
Facsimile No.: (212) 576-5591
With a copy to:
McDermott Will & Emery LLP
340 Madison Avenue
New York, New York 10173-1922
Attention: Seth T. Goldsamt, Esq.
Facsimile No.: (212) 547-5444
(d)	If to Goldentree Capital Solutions Fund Financing or Goldentree Capital Opportunities, LP
c/o GoldenTree Asset Management LP
300 Park Avenue, 21st Floor
New York, NY 10022
Attention: Jason Chen
Facsimile No.: (212) 847-3496
(e)	If to any other Purchaser:
To the address specified below its
signature on any signature page
hereto or any signature page of any
applicable Assignment
(f)	If to any Issuer Party:
c/o Veronis Suhler Stevenson
350 Park Avenue
New York, NY 10022
Attention: Scott J. Troeller
Facsimile: (212) 381-8168
Telephone: (212) 381-8420
E-mail: TroellerS@vss.com;

With a copy to:
Lowenstein Sandler PC
1251 Avenue of the Americas
18th Floor
New York, NY 10020
Attention: Lowell A. Citron
Facsimile: (973) 422-6809
Telephone: (646) 414-6819
E-mail: lcitron@lowenstein.com;
All such notices, demands and other communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.
12.3	Successors and Assigns
(a)	This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Issuer Party may assign any of its rights under this Agreement without the prior written consent of the Purchasers, any such purported assignment without such consent being null and void. Except as provided in Section 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Documents.

(b)	Subject to applicable securities laws, each Purchaser may, without notice to or consent of any Issuer Party or other party hereto, at any time sell to any Person (“Participants”) participating interests in all or a portion of any Obligation owing to such Purchaser, any Note held by such Purchaser or any other interest of such Purchaser under this Agreement and the other Transaction Documents. In the event of any such sale by a Purchaser of participating interests, such Purchaser’s obligations under this Agreement shall remain unchanged, such Purchaser shall remain solely responsible for the performance thereof, such Purchaser shall remain the holder of its Notes for all purposes under this Agreement and the Company and the Administrative Agent shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Purchaser to obtain the consent of the Participant in order for such Purchaser to agree in writing to any amendment, waiver or consent of a type specified in clauses (ii) through (vii) of Section 12.4(b) but may not otherwise require the selling Purchaser to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. The Issuer Parties agree that if amounts outstanding under this Agreement and the other Transaction Documents are not paid when due (whether upon acceleration or otherwise), each Participant shall, to the fullest extent permitted by law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any other Transaction Documents to the same extent as if the amount of its participating interest were owing directly to it as a Purchaser under this Agreement or any other Transaction Documents; provided, however, that (i) no Participant shall exercise any rights under this sentence without the consent of the Administrative Agent, (ii) no Participant shall have any rights under this sentence which are greater than those of the selling Purchaser and (iii) such rights of setoff shall be subject to the obligation of such Participant to share the payment so obtained with all of the Purchasers as provided herein. The Issuer Parties also agree that any Purchaser which has transferred any participating interest in its Obligations shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Purchaser under Sections 2.6 and 7.1, as if such Purchaser had not made such transfer.

(c)	Subject to applicable securities laws, each Purchaser may only sell, transfer, negotiate or assign all or a portion of its rights and obligations hereunder or under any Transaction Document to (i) any other Purchaser, (ii) any Affiliate or Approved Fund of any Purchaser or (iii) with the consent of the Company (which consent shall not be unreasonably withheld or delayed and which consent shall not be required following the occurrence and during the continuance of an Event of Default), any other Person; provided, however, that the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Notes subject to any such transfer shall not be less than $2,000,000, unless such transfer (1) is made to an existing Purchaser or an Affiliate or Approved Fund of any existing Purchaser, (2) is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in such Note or (3) is made with the prior consent of the Company.

(d)	The parties to each sale made in reliance on clause (c) above shall execute and deliver to the Administrative Agent (which shall keep a copy thereof) an Assignment, together with any existing Note subject to such sale (or any affidavit of loss therefor acceptable to the Administrative Agent), any tax forms required to be delivered pursuant to this Agreement and, other than in connection with an assignment to any Affiliate or Approved Fund of any Purchaser, payment to Administrative Agent by the assignee of an assignment fee in the amount of $4,000. Upon receipt of all the foregoing, and conditioned upon such receipt, from and after the effective date specified in such Assignment, the Administrative Agent shall deliver such Assignment to the Company and the Company shall record or cause to be recorded in the Register the information contained in such Assignment.

(e)	Effective upon the entry of such record in the Register, (i) such assignee shall become a party hereto and, to the extent that rights and obligations under the Transaction Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Purchaser, (ii) any applicable Note or portion thereof shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the payment in full of the Obligations) and be released from its obligations under the Transaction Documents, other than those relating to events or circumstances occurring prior to such assignment.
12.4	Amendment and Waiver
(a)	No failure or delay on the part of any of the parties hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

(b)	No amendment or waiver of any provision of any Transaction Document and no consent to any departure by any Issuer Party therefrom shall be effective unless the same shall be in writing and signed (1) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency by the Administrative Agent and the applicable Issuer Party, (2) in the case of any other waiver or consent, by the Required Note-Holders (or by the Administrative Agent with the consent of the Required Note-Holders) and (3) in the case of any other amendment, by the Required Note-Holders (or by the Administrative Agent with the consent of the Required Note-Holders) and the Issuer Parties; provided, however, that no amendment, consent or waiver described in clause (2) or (3) above shall, unless in writing and signed by each Purchaser directly affected thereby (or by the Administrative Agent with the consent of such Purchaser), in addition to any other Person the signature of which is otherwise required pursuant to any Transaction Document, do any of the following:
(i)	waive any condition specified in Section 3;

(ii)	subject such Purchaser to any additional obligation;

(iii)	reduce (including through release, forgiveness, assignment or otherwise) (A) the principal amount of, the interest rate on, or the amount of interest payable in cash or any obligation of the Company to repay (whether or not on a fixed date), any amount outstanding under the Notes owing to such Purchaser, or (B) any fee (including any prepayment premium) or accrued interest or other amounts payable to such Purchaser;

(iv)	amend, waive or postpone any scheduled maturity date or other scheduled date fixed for the payment, in whole or in part, of principal of or premium on any Note or interest on any Note;

(v)	release any Guarantor from its Guaranty Obligations under its Guaranty;

(vi)	reduce or increase the proportion of Purchasers required for the Purchasers to take any action hereunder or change the definition of the term “Required Note-Holders”; or

(vii)	amend or waive Section 2.5 (Payments), Section 8.2(a)(iii) (Indebtedness), Section 8.2(v) (Limitation on Repurchases and Other Repayments of Notes), Section 10.1 (Optional Prepayment) or Section 10.2 (Mandatory Prepayment) of this Agreement or Section 4 (Voluntary Prepayment) or Section 5 (Mandatory Prepayment) of any Note; or, in the case of each of the foregoing Sections, any of the definitions used therein;

(viii)	adversely affect the priority of the Notes;

(ix)	change the currency in which amounts due under the Notes are payable; or

(x)	amend this Section 12.4;
and provided, further, that no amendment, waiver or consent shall affect the rights or duties under any Transaction Document of, or any payment to, the Administrative Agent (or otherwise modify any provision of Article 11 or the application thereof) without the prior written consent of the Administrative Agent.

12.5	Responsible Officer

Any document delivered hereunder that is signed by a Responsible Officer of any Issuer Party and any request or other communication conveyed telephonically or otherwise by a Responsible Officer of any Issuer Party (or any Person reasonably believed by the Administrative Agent or any Purchaser to be a Responsible Officer of any Issuer Party) shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Issuer Party and such Responsible Officer (or such Person reasonably believed by the Administrative Agent or any Purchaser to be a Responsible Officer of any Issuer Party) shall be conclusively presumed to have acted on behalf of such Issuer Party.

12.6	Signatures and Counterparts

Facsimile or other electronic transmissions of any executed original document and/or retransmission of any executed facsimile or other electronic transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile or other electronic transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.7	Headings

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

12.8	GOVERNING LAW

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

12.9	WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION

EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, OR ENFORCEMENT HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH SHALL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF EACH. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE

PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12.2, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.

12.10	Severability

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

12.11	Entire Agreement

This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings among the parties, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

12.12	Certain Expenses

The Issuer Parties, jointly and severally, shall pay within 10 Business Days of receipt of a reasonably detailed written demand: (i) all reasonable costs and expenses of the Administrative Agent and each of the Purchasers in connection with the preparation, negotiation, execution and delivery of any of the Transaction Documents (including in each case, without limitation, (A) all reasonable due diligence, transportation, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the reasonable travel and other related expenses incurred by the Observer pursuant to Section 8.1(o) and (C) the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Purchasers with respect thereto, (ii) all reasonable costs and expenses of the Administrative Agent (including the reasonable fees of counsel to the Administrative Agent) in connection with (a) the administration, amendment, supplement, modification or waiver of or to any provision of any of the Transaction Documents or (b) the consent to any departure by any Issuer Party from the terms of any provision of any of the Transaction Documents and (iii) all reasonable costs and expenses of the Administrative Agent and each of the Purchasers (including the reasonable fees and expenses of counsel to the Administrative Agent and a single special counsel to the Purchasers with respect thereto) in connection with the enforcement of the Transaction Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or similar proceeding affecting creditors’ rights generally, including during a Default or Event of Default with respect to advising the Administrative Agent and the Purchasers of their rights and responsibilities or the protection or preservation of rights or interests, under the Transaction Documents, with respect to negotiations with any Issuer Party or with other creditors of any Issuer Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto.

12.13	Publicity

Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party shall deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon. Notwithstanding anything to the contrary set forth herein, each Issuer Party consents to the Purchasers publishing a tombstone or any similar advertising material relating to the transactions contemplated by the Transaction Documents.

12.14	Further Assurances

Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of the Transaction Documents.

12.15	Note Register

The Company shall keep a register (the “Register”) in which the Company shall provide for the registration of the Notes and the registration of transfers of the Notes. Upon surrender for registration of transfer of any such Note at the office of the Company set forth herein, the Company shall (if such transfer is permitted hereunder) execute and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same type and in a like aggregate principal amount. As an issuer of a Note, the Company shall have no Obligation hereunder or under any of its respective Notes to any Person other than the registered holder of such Note.

12.16	Confidentiality

Each holder of a Note agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’

limited partners, members, managers, directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or the National Association of Insurance Commissioners or any similar organization, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.16, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or any Note, (g) with the consent of the Issuer Parties, or (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 12.16 by such holder or (2) becomes available to any holder of a Note on a nonconfidential basis from a source other than any Issuer Party; provided, however, to the extent practicable, the applicable Purchaser shall endeavor to give the Issuer Parties notice prior to disclosing any Information under subsections (c), (d) and (f) of this Section 12.16. For the purposes of this Section 12.16, “Information” shall mean all information received from any Issuer Party relating to any Issuer Party or its business, other than any such information that is available to any holder of a Note on a nonconfidential basis prior to disclosure by such Issuer Party. Any Person required to maintain the confidentiality of Information as provided in this Section 12.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

COMPANY:

VSS-CAMBIUM MERGER CORP.

By:	/s/ Scott J. Troeller
Name: Scott J. Troeller
Title: Vice-President

HOLDINGS:

VSS-CAMBIUM HOLDINGS, LLC

By:	/s/ Scott J. Troeller
Name: Scott J. Troeller
Title: President

101

PURCHASERS:

TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.

By:	TCW/Crescent Mezzanine Management IV, L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub- Advisor

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Managing Director

TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P.

By:	TCW/Crescent Mezzanine Management IV, L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub- Advisor

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Managing Director

102

MAC CAPITAL, LTD.

By:	TCW Advisors, Inc., as attorney-in-fact

By:	/s/ Scott Whalen
Name: Scott Whalen
Title: Vice President

By:	/s/ Julia K. Haram
Name: Julia K. Haram
Title: Vice President

NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS II, LP

By:	NYLIM Mezzanine Partners II GenPar, LP
Its:	General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its:	General Partner

By:	/s/ James M. Barker, V
Name:	James M. Barker, V
Title:	Authorized Signatory

NYLIM MEZZANINE PARTNERS II PARALLEL FUND, LP

By:	NYLIM Mezzanine Partners II GenPar, LP
Its:	General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its:	General Partner

By:	/s/ James M. Barker, V
Name:	James M. Barker, V
Title:	Authorized Signatory

103

GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING

By:	/s/ Jonathan Ezrow
Name: Jonathan Ezrow
Title: Portfolio Manager

GOLDENTREE CAPITAL OPPORTUNITIES, LP

By:	/s/ Jonathan Ezrow
Name: Jonathan Ezrow
Title: Portfolio Manager

ADMINISTRATIVE AGENT:

TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.

By:	TCW/Crescent Mezzanine Management IV, L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub- Advisor

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Managing Director

104

EXHIBIT A
FORM OF CLOSING NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
PROMISSORY NOTE

$	New York, New York
April ___, 2007
FOR VALUE RECEIVED, the undersigned, VSS-CAMBIUM MERGER CORP., a Delaware corporation (which on or about the Closing Date (as defined in the Note Purchase Agreement referred to below) will be merged with and into Cambium Learning, Inc., the “Company”), hereby promises to pay to the order of TCW/CRESCENT MEZZANINE PARTNERS IV, L.P., a Delaware limited partnership (the “Holder”), or its registered assigns, on the Maturity Date (as hereinafter defined) (or earlier as hereinafter provided) the principal sum of                      DOLLARS ($                     ), plus all “PIK Amounts” (as hereinafter defined) added to the principal amount hereof pursuant to the terms of this Note, with interest on the unpaid principal amount of this Note from time to time as provided herein. For the purposes of this Note, the term “Maturity Date” shall mean April ___, 2014.
1.	Note Purchase Agreement; Definitions.

This Promissory Note (as amended, modified, restated and/or supplemented from time to time, this “Note”) is issued by the Company, on the date hereof, pursuant to the Note Purchase Agreement dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Note Purchase Agreement”) by and among the Company, VSS-Cambium Holdings, LLC, a Delaware limited liability company, the Holder, the other purchasers from time to time party thereto and the Administrative Agent. The Holder is entitled to the benefits of this Note, the Note Purchase Agreement and the other Transaction Documents, and may enforce the agreements of each Issuer Party contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto, to the extent provided herein or therein. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Note Purchase Agreement.

2.	Interest.
(a)	The Company promises to pay interest on the Accreted Principal Amount (as hereinafter defined) of this Note at the rate of eleven and three-quarters percent

(11.75%) per annum. The Company shall pay accrued interest quarterly on the last Business Day of each March, June, September and December during the term hereof and on the Maturity Date (each date upon which interest shall be so payable, an “Interest Payment Date”), commencing on June 29, 2007 and on each Interest Payment Date shall pay interest accrued through and including such Interest Payment Date. Interest on this Note shall accrue from the date of issuance until repayment of the Accreted Principal Amount and payment of all accrued interest in full. Interest shall accrue and be computed on the basis of the actual number of days in the related period over 360 days. Through any Interest Payment Date, interest on the Accreted Principal Amount of this Note at the rate of ten percent (10%) per annum that shall have accrued and shall be unpaid as of such Interest Payment Date shall be paid on such Interest Payment Date by wire transfer of immediately available funds to an account at a bank designated by the Holder. Through any Interest Payment Date, interest on the Accreted Principal Amount of this Note at the rate of one and three-quarters percent (1.75%) per annum that shall have accrued and shall remain unpaid as of such Interest Payment Date (for any Interest Payment Date, a “PIK Amount”) shall be paid on such Interest Payment Date by addition of such PIK Amount to the principal amount outstanding under this Note. No later than 10 Business Days following the end of each Fiscal Year, the PIK Amounts added to the principal amount outstanding under this Note during such Fiscal Year shall be evidenced by a PIK Note and, following the Holder’s receipt of such PIK Note, shall no longer be a PIK Amount evidenced by this Note. At any time, the outstanding principal amount of this Note, including all PIK Amounts added thereto through such time and not evidenced by a PIK Note, is referred to in this Note as the “Accreted Principal Amount”. Notwithstanding any other provision of this Note and the addition of any PIK Amount to the principal amount outstanding under this Note, the Company may, in its sole discretion, pay any PIK Amount in cash on any Interest Payment Date without any premium or penalty by wire transfer of immediately available funds to an account at a bank designated by the Holder. The Company shall give written notice to the Holder of any such payment of a PIK Amount not less than 1 Business Day prior to the applicable Interest Payment Date. All cash payments by the Company of any PIK Amount that has been added to the principal amount of this Note shall be deducted from the Accreted Principal Amount. If any promissory notes issued pursuant to the Note Purchase Agreement, in addition to this Note and all notes issued pursuant to Section 7(b), (d) or Section 8 hereof, are outstanding (collectively, “Outstanding Notes”) and the Company pursuant to this paragraph elects to pay all or any portion of the PIK Amount in cash on any Interest Payment Date, then the Company shall take the same action with respect to all Outstanding Notes and make such elective cash payments to all holders of Outstanding Notes on a pro rata basis based upon the Accreted Principal Amount of each Outstanding Note.

(b)	Notwithstanding subsection (a) of this Section 2, but subject to applicable law, upon and during the occurrence of an Event of Default, the Accreted Principal Amount of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on

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demand in immediately available funds, at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (and interest shall be paid entirely in cash and no PIK Amount shall be added to the Accreted Principal Amount of this Note in respect of such interest). In addition, any overdue interest on this Note shall bear interest, payable on demand in immediately available funds, at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (and interest shall be paid entirely in cash and no PIK Amount shall be added to the Accreted Principal Amount of this Note in respect of such interest).

(c)	In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without prepayment premium or penalty.
3.	Principal.

The Company shall pay the principal amount due under this Note including all PIK Amounts and all accrued and unpaid interest (all of which shall be payable in cash and no portion of which shall be payable by addition of a PIK Amount to the Accreted Principal Amount) on the Maturity Date.

4.	Voluntary Prepayment
(a)	The Outstanding Notes are subject to prepayment at the option of the Company, in whole or in part, on any date following the second anniversary of the Closing Date. The Company shall give written notice of voluntary prepayment of this Note or any portion thereof to the Holder not less than five (5) Business Days prior to the date fixed for such prepayment. Such notice of voluntary prepayment shall be given in the manner specified in Section 12.2 of the Note Purchase Agreement. Upon notice of prepayment being given by the Company to the Holder, the Company covenants and agrees that the Company shall prepay, on the date fixed for prepayment in the notice therefor, this Note or the portion hereof so called for prepayment, at the Accreted Principal Amount thereof or the portion thereof so called for prepayment together with the prepayment premium thereon described in Section 4(c) below, if applicable, and interest accrued and unpaid thereon to the date fixed for such prepayment (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount), together with costs and expenses including, without limitation, reasonable fees, charges and disbursements of counsel.

(b)	All prepayments under this Section 4 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to all costs, expenses and indemnities payable under the Note Purchase Agreement, then to payment of

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default interest, if any, then to payment of accrued interest, then to the prepayment premium described in Section 4(c) below, if applicable, and thereafter to principal, provided, however, each voluntary prepayment of less than the full outstanding principal balance of the Outstanding Notes shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

(c)	In the event that any portion of the Accreted Principal Amount is voluntarily prepaid as provided in this Section 4 on any date following the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, subject to Section 8.2(a)(iii) of the Note Purchase Agreement, there shall be a prepayment premium payable to the Holder at the time of such prepayment equal to one percent (1%) of the amount being prepaid.

(d)	If there is more than one (1) Outstanding Note, the amounts payable under this Section 4 and under Section 4 of such other Outstanding Notes shall be applied to the Outstanding Notes on a pro rata basis.
5.	Mandatory Prepayment.
(a)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds of any Asset Sale by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	no such prepayment shall be required under this 5(a)(i) with respect to (A) any Asset Sale permitted by Sections 8.2(f)(i) and (vi) of the Note Purchase Agreement, (B) the disposition of property which constitutes a Casualty Event, or (C) Asset Sales for fair market value resulting in no more than $500,000 in Net Cash Proceeds per Asset Sale (or series of related Asset Sales) and less than $2.5 million in Net Cash Proceeds in any fiscal year; provided that clause (C) shall not apply in the case of any Asset Sale described in clause (b) of the definition thereof; and

(ii)	so long as no Default or Event of Default shall then exist or would arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds are expected to be used to make Permitted Acquisitions or Capital Expenditures or reinvested in fixed or Capital Assets (or enter into a binding commitment for any such reinvestment) within 360 days following the date of such Asset Sale (which Officer’s Certificate shall set forth the estimates of the proceeds to be so expended); provided that if all or any portion of such Net Cash Proceeds is not so reinvested within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(a).

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(b)	Not later than one (1) Business Day following the receipt of any Net Cash Proceeds of any Debt Issuance (other than Indebtedness permitted to be incurred in accordance with Section 8.2(a)) or Preferred Stock Issuance (as defined below) by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds. As used herein, “Preferred Stock Issuance” shall mean the issuance or sale by Holdings or any of its Subsidiaries of any preferred or preference Equity Interests after the Closing Date (other than (x) as permitted by Section 8.2(a) or (y) such issuance or sale of any preferred or preference Equity Interests that is Qualified Capital Stock to the Equity Investors).

(c)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds of any Equity Issuance (other than the Net Cash Proceeds of any Equity Issuance used to finance Capital Expenditures), to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 50% of such Net Cash Proceeds; provided that such percentage shall be reduced to 25% if, and for so long as, the Total Leverage Ratio as of the end of the most recently ended 4 Fiscal Quarter period is less than 4.0 to 1.0.

(d)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds (excluding any Net Cash Proceeds payable to the Sellers pursuant to the terms of the Acquisition Agreement) from a Casualty Event by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	so long as no Default or Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid no later than 360 days following the date of receipt of such proceeds; and

(ii)	if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(d).
(e)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds from any Extraordinary Event by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt,

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the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	so long as no Default or Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that an amount equal to such Net Cash Proceeds have been or are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid or to reinvest in other fixed or capital assets or used to make Permitted Acquisitions or Capital Expenditures no later than 360 days following the date of receipt of such proceeds; and

(ii)	if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360-day period, an amount equal to such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(e).
(f)	All prepayments under this Section 5 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to all costs, expenses and indemnities payable under the Note Purchase Agreement, then to payment of default interest, if any, then to payment of accrued interest, and thereafter to principal.

(g)	The Company shall give prior written notice of any Net Cash Proceeds required to be paid under this Section 5 as far in advance as reasonably practicable and shall deliver to the Holder, at the time of such notice of prepayment, a certificate signed by a Responsible Officer of the Company setting forth in reasonable detail the calculation of such proposed prepayment. If there is more than one (1) Outstanding Note, the Net Cash Proceeds payable under this Section 5 and under Section 5 of such other Outstanding Notes shall be offered to each of the holders of the Outstanding Notes on a pro rata basis. Each holder of a Note may decline to receive all (but not a portion) of its pro rate share of the Net Cash Proceeds. Any such declined proceeds shall be offered to the holders of the Outstanding Notes that have not rejected the prepayment of the Net Cash Proceeds on a pro rata basis. Net Cash Proceeds that have been rejected by all of the holders of the Outstanding Notes may be retained by the Company.

(h)	Notwithstanding anything to the contrary herein, if at the end of any accrual period (as defined in Internal Revenue Code (“Code”) section 1272(a)(5)) ending after the fifth anniversary of the issuance of this Note, the aggregate amount of accrued and unpaid original issue discount (as defined in Code section 1273(a)(1)) on this Note would, but for this subsection, exceed an amount equal

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to the product of this Note’s issue price (as defined in Code sections 1273(b) and 1274(a)) multiplied by this Note’s yield to maturity (as defined in Treasury Regulations section 1.1272-1 (b)(l)(i)) (the “Maximum Accrual”), the Company shall pay to the Holder such amounts of, first, the accrued and unpaid interest and, second, principal, in each case, to the extent required, in order to cause the accrued and unpaid original issue discount on this Note as of the end of such accrual period to not exceed an amount equal to the Maximum Accrual.
6.	Amendment.

Amendments and modifications of this Note may be made only in the manner provided in Section 12.4 of the Note Purchase Agreement.

7.	Transfer; Registration.
(a)	The term “Holder” as used herein shall also include any registered transferee of this Note. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and the Holder agrees that, prior to any proposed transfer of this Note, if such transfer is not made pursuant to either an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the Holder will, if requested by the Company, deliver to the Company:
(i)	investment representations, substantially similar to those given by the Purchasers on the Closing Date, signed by the proposed transferee;

(ii)	an agreement by such transferee to the inclusion of and compliance with the restrictive investment legend set forth on this Note; and

(iii)	an agreement by such transferee to be bound by the provisions of this Section 7 relating to the transfer of such Note.
(b)	This Note is a registered instrument. The Company shall maintain a register (the “Note Register”) in its principal offices for the purpose of registering the Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Note. Upon the issuance of this Note, the Company shall record the name of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at the Company’s expense, execute and deliver a new Note of like tenor and of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder’s attorney duly authorized in writing. The Company shall not have any obligation hereunder to any Person other than the registered Holder of this Note.

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(c)	This Note may be transferred or assigned by the Holder at any time subject to Sections 7(a), 7(b) and 9 hereof and Section 12.3 of the Note Purchase Agreement.

(d)	In the event that the Holder intends to transfer the Note to more than one transferee, the Company shall, in good faith, cooperate with the Holder to effectuate such a transfer and to issue replacement Outstanding Notes in the appropriate denominations.

(e)	The Holder shall bear the costs if any of any transfer or assignment of the Note.
8.	Replacement of Note.

On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of this Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor.

9.	Successors and Assigns: Assignment.

All the covenants, stipulations, promises and agreements in this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the Holder and the Company. The Company may not assign any of its rights under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

10.	GOVERNING LAW.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

11.	WAIVER OF JURY TRIAL: CONSENT TO JURISDICTION.

EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THE VALIDITY, PROTECTION, INTERPRETATION, OR ENFORCEMENT HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THIS NOTE, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT THIS WAIVER IS A

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MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE TRANSACTION DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS NOTE. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF EACH. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12.2 OF THE NOTE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.

12.	Headings.

The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13.	Severability.

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions

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held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed as of the date first written above.

COMPANY VSS -CAMBIUM MERGER CORP.
By:
Name:
Title:

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EXHIBIT B
FORM OF GUARANTY
SUBSIDIARY GUARANTY
Dated as of April      , 2007
From
THE GUARANTORS NAMED HEREIN
and
THE ADDITIONAL GUARANTORS REFERRED TO HEREIN
as Guarantors
in favor of
TCW/CRESCENT MEZZANINE PARTNERS IV, L.P., AS ADMINISTRATIVE AGENT FOR
THE PURCHASERS REFERRED TO IN
THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN

i

SUBSIDIARY GUARANTY
          SUBSIDIARY GUARANTY dated as of April        , 2007 (as amended, restated or otherwise modified from time to time, this “Guaranty”) made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”), in favor of the Purchasers (as defined in the Note Purchase Agreement referred to below).
          PRELIMINARY STATEMENT. VSS-CAMBIUM MERGER CORP., a Delaware corporation (which on or about the Closing Date will be merged with and into Cambium Learning, Inc., the “Company”), is party to a Note Purchase Agreement dated as of the date hereof (as amended restated, supplemented and/or otherwise modified from time to time, the “Purchase Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the purchasers from time to time party thereto (together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership, as administrative agent for the Purchasers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”). Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the purchase price of the Notes under the Purchase Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Purchase Agreement. It is a condition precedent to the purchase of the Notes under the Purchase Agreement that each Guarantor shall have executed and delivered this Guaranty.
          NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase the Notes under the Purchase Agreement, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:
          Section 1. Guaranty; Limitation of Liability.
          (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Issuer Party now or hereafter existing under the Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Purchaser in enforcing any rights under this Guaranty or any other Transaction Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Issuer Party to any Purchaser under or in respect of the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Issuer Party.

          (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Purchaser, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Purchasers and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 9.1(g) or 9.1(h) of the Purchase Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
          (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Purchaser under this Guaranty or the Holdings Guaranty or any other guaranty of the Guaranteed Obligations, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and Holdings and each other guarantor so as to maximize the aggregate amount paid to the Purchasers under or in respect of the Transaction Documents.
          Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Purchaser with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Issuer Party under or in respect of the Transaction Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the The Company or any other Issuer Party or whether the The Company or any other Issuer Party is joined in any such action or actions.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Purchaser or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Issuer Party or otherwise, all as though such payment had not been made.
          Section 3. Acknowledgements, Waivers and Consents.
          (a) Each Guarantor acknowledges that the obligations undertaken by it under this Guaranty involve the support of obligations of Persons other than such Guarantor, that such obligations of such Guarantor are absolute, irrevocable and unconditional under any and all circumstances, and that no Purchaser would purchase the Notes without these acknowledgements, waivers and consents. In full recognition and in furtherance of the foregoing, each Guarantor agrees that:

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          (1) Without affecting the enforceability or effectiveness of this Guaranty in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of any Guarantor under this Guaranty, or the rights, remedies, powers and privileges of Administrative Agent or any Purchaser under this Guaranty, Purchasers may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:
               (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Obligations);
               (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give any Transaction Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Obligations or any Transaction Document or any such other instrument or any term or provision of the foregoing;
               (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Transaction Document, all or any part of the Obligations or any collateral now or in the future serving as security for the Obligations;
               (iv) accept or receive (including from any other guarantor of all or any part of the Obligations) partial payments or performance on the Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);
               (v) accept, receive and hold any collateral for all or any part of the Obligations (including from any other guarantor of all or any part of the Obligations);
               (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other guarantor of all or any part of the Obligations) for or relative to all or any part of the Obligations;
               (vii) release any Person (including any other guarantor of all or any part of the Obligations) from any personal liability with respect to all or any part of the Obligations;
               (viii) settle, compromise, release, liquidate or enforce upon such terms and in such manner as Lender may determine or as applicable law may dictate all or any part of the Obligations or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Obligations (including with any other guarantor of all or any part of the Obligations);
               (ix) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of

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the Company or any other Person (including any other guarantor of all or any part of the Obligations);
               (x) proceed against any Guarantor, the Company, or any other guarantor of (including any issuer of any letter of credit issued with respect to) all or any part of the Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of Administrative Agent or any Purchaser under the Transaction Documents or otherwise in such order and such manner as Administrative Agent or any Purchaser may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, or any other right, remedy, power or privilege available to Administrative Agent or any Purchaser before proceeding to call upon or otherwise enforce this Guaranty as to any Guarantor, the Company, or any other guarantor of all or any part of the Obligations;
               (xi) obtain the appointment of a receiver with respect to any collateral for all or any part of the Obligations and apply the proceeds of such receivership as Administrative Agent or any Purchaser may in its discretion determine (it being agreed that nothing in this clause (xi) shall be deemed to make Administrative Agent or any Purchaser a party in possession in contemplation of law, except at its option);
               (xii) enter into such other transactions or business dealings with any other guarantor of all or any part of the Obligations, the Company or any subsidiary or Affiliate of any other guarantor or the Company, as Administrative Agent or any Purchaser may desire; and
               (xiii) do all or any combination of the actions set forth in this Paragraph 3(a)(1).
          (2) The enforceability and effectiveness of this Guaranty and the liability of each Guarantor, and the rights, remedies, powers and privileges of Administrative Agent and the Purchasers, under this Guaranty shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:
               (i) the illegality, invalidity or unenforceability of all or any part of the Obligations, any Transaction Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Obligations;
               (ii) the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Obligations;
               (iii) the cessation, for any cause whatsoever, of the liability of the Company or any other guarantor of all or any part of the Obligations;

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               (iv) any failure of Administrative Agent or any Purchaser to give notice of sale or other disposition of any collateral for all or any part of the Obligations to any Guarantor, the Company, or any other Person or any defect in, or any failure by any Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;
               (v) any failure of Administrative Agent or any Purchaser to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Obligations;
               (vi) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any collateral serving as security for all or any part of the Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights, if any, of any Guarantor or may preclude any Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from the Company or any other guarantor of all or any part of the Obligations or any other Person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;
               (vii) any act or omission of Administrative Agent or any Purchaser or any other Person that directly or indirectly results in or aids the discharge or release of the Company or any other guarantor of all or any part of the Obligations or any security or guarantee (including any letter of credit) for all or any part of the Obligations by operation of law or otherwise;
               (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation;
               (ix) the possibility that the obligations of the Company to Administrative Agent and the Purchasers may at any time and from time to time exceed the aggregate liability of Guarantors under this Guaranty;
               (x) any failure of Administrative Agent or any Purchaser to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;
               (xi) the election by Administrative Agent or any Purchaser, in any bankruptcy proceeding of any Person, of the application or nonapplication of section 1111(b)(2) of the Bankruptcy Code;
               (xii) any extension of credit or the grant of any Lien under section 364 of the Bankruptcy Code;
               (xiii) any use of cash collateral under section 363 of the Bankruptcy Code;

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               (xiv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;
               (xv) the avoidance of any Lien in favor of Administrative Agent or any Purchaser for any reason;
               (xvi) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including the the Company, including any discharge of, or bar or stay against collecting or enforcing, all or any part of the Obligations (or any interest on all or any part of the Obligations) in or as a result of any such proceeding;
               (xvii) any action taken by Administrative Agent or any Purchaser that is authorized by this Section or otherwise in this Guaranty or by any other provision of any Transaction Document or any omission to take any such action;
               (xviii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including by reason of Sections 2809, 2810, 2819, 2839, 2845, 2850, 2899, 3275 and 3433 of the California Civil Code, and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction;
               (xix) any failure of any Purchaser to disclose to any Issuer Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Issuer Party now or hereafter known to such Purchaser (each Guarantor waiving any duty on the part of the Purchasers to disclose such information);
               (xx) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
               (xxi) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Purchaser that might otherwise constitute a defense available to, or a discharge of, any Issuer Party or any other guarantor or surety.
          (b) Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Administrative Agent or any Purchaser including any defense based upon an election of remedies by Lender under the provisions of the California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or any similar law of California or any other jurisdiction; or (ii) any election by Administrative Agent or any Purchaser under 11 U.S.C. Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Company.
          (c) This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Company’s Obligations may be secured by real property

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located in California. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure Sections 580a, 580b, 580c, 580d, or 726. If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, Administrative Agent or any Purchaser may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed or trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Transaction Documents, without diminishing or affecting the liability of any Guarantor hereunder except to the extent the Obligations are repaid with the proceeds of such foreclosure. Each Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, an election by Administrative Agent or any Purchaser nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against the Company or other guarantors or sureties, and (b) absent the waiver given by such Guarantor, such an election would prevent Administrative Agent or any Purchaser from enforcing the Transaction Documents against such Guarantor. Understanding the foregoing, and understanding that each Guarantor is hereby relinquishing a defense to the enforceability of the Transaction Documents, each Guarantor hereby WAIVES any right to assert against Administrative Agent or any Purchaser any defense to the enforcement of the Transaction Documents, whether denominated “estoppel” or otherwise, based on or arising from an election by Administrative Agent or any Purchaser nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against the Company or other guarantors or sureties. Each Guarantor also agrees that the “fair market value” provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Guarantor’s liability under the Transaction Documents.
          (d) Each Guarantor consents to the waiver by the Company of all of its rights under California Civil Code Section 2822.
          (e) Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by an acceptance of a deed in lieu of foreclosure, and notwithstanding enforcement of any other guaranty executed in connection with the Transaction Documents, each Guarantor shall remain bound under this Guaranty.
          (f) Each Guarantor acknowledges that it has been made aware of the provisions of California Civil Code Section 2856, has read and understands the provisions of that statute, has had the opportunity to seek the advise of its counsel as to the scope, purpose and effect of that statute, and based thereon, and without limiting the foregoing waivers, each Guarantor agrees to waive all suretyship rights and defenses described in Section 2856(a) thereof. Without limiting any other waivers herein, each Guarantor hereby gives the following waivers with respect to CC Sections 2856(c) and (d):
     Each Guarantor waives all rights and defenses that such Guarantor may have if the Obligations are secured by real property. This means, among other things:

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               (1) Administrative Agent or any Purchaser may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the Company for the Obligations; and
               (2) If Administrative Agent or any Purchaser forecloses on any real property collateral pledged by the Company for the Obligations: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Administrative Agent or any Purchaser may collect from any Guarantor even if Administrative Agent or any Purchaser, by foreclosing on the real property collateral pledged by the Company for the Obligations, has destroyed any right such Guarantor may have to collect from the Company.
          (g) EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE ADMINISTRATIVE AGENT OR ANY PURCHASER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE COMPANY BY THE OPERATION OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 580(D) OR OTHERWISE.
          (h) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY AND EXPRESSLY WAIVES, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 TO 2855, INCLUSIVE; CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726; CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE; AND CALIFORNIA COMMERCIAL CODE SECTION 3116, 3118, 3119, 3419, 3605, 9504 AND 9507.
          (i) Notwithstanding anything contained herein to the contrary, each Guarantor shall only be liable only if and when the Administrative Agent or any Purchaser obtains a judgment against the Company and execution on the judgment has been returned unsatisfied or after the Company or any Guarantor has become insolvent or cannot be served with process or it is otherwise apparent to the Administrative Agent or any Purchaser in its reasonable business judgment, that payment cannot be obtained from the Company. Each Guarantor further consents and agrees that neither Administrative Agent nor any Purchaser shall be under any obligation to marshal any assets in favor of such Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives to the maximum extent permitted by applicable law all suretyship defenses and any rights to interpose any defense, counterclaim, setoff or offset of any nature and description which the undersigned may have or which may exist between and among Administrative Agent or any Purchaser, the Company and/or the undersigned and/or any other guarantor of the Obligations with respect to the undersigned’s obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy,

8

infancy, statute of limitations, accord and satisfaction, usury, and the exemption of property from execution or for valuation upon foreclosure.
          (j) Each Guarantor further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of any Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non payment or protest and notice of any default of any sort.
          (k) Each Guarantor agrees that it intends that its rights and obligations shall be those expressly set forth in this Guaranty and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guaranty.
          (1) Each Guarantor agrees that it is directly liable to Administrative Agent and each Purchaser hereunder, that the obligations of such Guarantor hereunder are independent of the obligations of any other guarantor of all or any part of the Obligations (including any issuer of letter of credit), and that a separate action may be brought against such Guarantor, whether any action is brought against any other guarantor of all or any part of the Obligations (including any issuer of letter of credit) or with respect to any collateral for all or any part of the Obligations or whether any other guarantor of all or any part of the Obligations (including any issuer of letter of credit) is joined in any action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Administrative Agent or any Purchaser of whatever remedies it may have against any other guarantor of all or any part of the Obligations (including any issuer of letter of credit Each Guarantor agrees that any release that may be given by Administrative Agent or any Purchaser to any other guarantor of all or any part of the Obligations (including any issuer of letter of credit) shall not release such Guarantor.
          (m) Each Guarantor agrees that its obligations under this Guaranty may not be waived by the Company. Administrative Agent or any Purchaser may require such obligations to be performed by Guarantor notwithstanding any purported waiver by the Company.
          (n) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
          (o) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Purchaser that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Issuer parties, any other Guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

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          (p) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Transaction Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.
          Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Issuer Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Purchaser against the Company, any other Issuer Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Issuer Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (b) the Maturity Date, such amount shall be received and held in trust for the benefit of the Purchasers, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Purchaser of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and (iii) the Maturity Date shall have occurred, the Purchasers will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.
          Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments made by any Guarantor under or in respect of this Guaranty or any other Transaction Document shall be made, in accordance with the terms and conditions of the Purchase Agreement, fee and clear of and without deduction or withholding for any Taxes or Other Taxes and for the full amount of any taxes of any kind.
          Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Transaction Documents by the Company with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

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     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.
     (b) Such Guarantor has, independently and without reliance upon any Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Transaction Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Issuer Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Issuer Party.
          Section 7. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Transaction Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.
          Section 8. Amendments, Guaranty Supplements, Etc.
          (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Note-Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
          (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Transaction Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or word of like import referring to this Guaranty, and each reference in any other Transaction Document to the “Subsidiary Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.
          Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at the address specified in Section 12.2 of the Purchase Agreement, if to the Administrative Agent or any Purchaser, at its address specified in Section 12.2 of the Purchase Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications sent by hand or overnight courier service, or mailed by certified mail, shall be deemed to have been given when received. Notices

11

sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices sent by electronic mail as described above shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return electronic mail or other written acknowledgment), except that, if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient. The timing for delivery of all notices shall be based on prevailing Eastern time. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.
          Section 10. No Waiver, Remedies. No failure on the part of any Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 9.2 of the Purchase Agreement to authorize the Administrative Agent to declare the Obligations due and payable pursuant to the provisions of said Section 9.2, the Administrative Agent and each Purchaser is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Purchaser to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Transaction Documents, irrespective of whether the Administrative Agent or such Purchaser shall have made any demand under this Guaranty or any other Transaction Document and although such Obligations may be unmatured. The Administrative Agent and each Purchaser agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Purchaser under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent and such Purchaser may have.
          Section 12. Indemnification.
          (a) Without limitation on any other Obligations of any Guarantor or remedies of the Purchasers under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Purchaser and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding

12

obligations of any Issuer Party enforceable against such Issuer Party in accordance with their terms.
          (b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, the actual or proposed use of the proceeds of the Notes, the Transaction Documents or the Related Documents or any of the transactions contemplated by the Transaction Documents or the Related Documents.
          (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Transaction Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.
          Section 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Issuer Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:
     (a) Prohibited Payments, Etc. Except following notification of a Default (other than the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party which shall not require such notification), each Guarantor may receive regularly scheduled payments from any other Issuer Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 9.1(f) of the Purchase Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
     (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Issuer Party, each Guarantor agrees that the Purchasers shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
     (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party), each Guarantor shall, if the

13

Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Purchasers and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
     (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
          Section 14. Continuing Guaranty; Assignments under the Purchase Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the latest Maturity Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Purchasers and their successors, transferees and assigns to the extent such successors, transferees and assigns become Purchasers as provided in Section 13.3 of the Purchase Agreement or under applicable law. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers.
          Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.
          Section 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
          (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in

14

respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Transaction Document in the courts of any jurisdiction.
          (c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
          (d) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS OR THE ACTIONS OF ANY PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
          Section 17. Cambium Learning, Inc. as Company. On or about the Closing Date, Cambium Learning, Inc. (“Cambium”) shall merge with and into VSS-Cambium Merger Corp. (“VSS”) and Cambium shall be the surviving entity of such merger. Upon the consummation of such merger, Cambium shall become the Company under the Purchase Agreement and shall be bound by the all the terms, conditions, representation, warranties and covenants of the Purchase Agreement including, without limitation, the covenant to repay all of the Obligations in accordance with the terms of the Transaction Documents and at such time Cambium shall no longer be deemed a Guarantor under this Guaranty. In the event that the merger between Cambium and VSS shall be set aside, undone or otherwise rescinded for any reason, then Cambium’s obligations under this Guaranty shall be reinstated as though such merger not occurred and Cambium had not become the Company under the Purchase Agreement.
[Remainder of this page intentionally left blank]

15

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GUARANTOR]

By:
Name:
Title:

[GUARANTOR]

By:
Name:
Title:
Subsidiary Guaranty Signature Page

16

Exhibit A
To The
Subsidiary Guaranty
FORM OF SUBSIDIARY GUARANTY SUPPLEMENT
TCW/Crescent Mezzanine Partners IV, L.P., as Administrative Agent
under the Purchase Agreement referred to below
c/o TCW/Crescent Mezzanine IV, L.L.C.
200 Park Avenue
Suite 2200
New York, New York 10166
Attention: Andrew G. Bernstein

RE:	The Note Purchase Agreement dated as of April , 2007 (as amended, modified, restated or supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and among Cambium Learning, Inc., a Delaware corporation and successor-in-interest to VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Company”), VSS-CAMBIUM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership (“TCW IV”), TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership (“TCW IVB”), MAC CAPITAL, LTD., a Cayman Islands company (“MAC”), NYLIM Mezzanine Partners II Parallel Fund, LP, a Delaware limited partnership (“Parallel”), New York Life Investment Management Mezzanine Partners II, LP, a Delaware limited partnership (“Management”), Goldentree Capital Solutions Fund Financing, Cayman Islands Sub-Trust (“GCSFF”), Goldentree Capital Opportunities, LP, a Delaware Limited Partnership (“GCO”), THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO (TCW IV, TCW IVB, MAC, Parallel, Management GCSFF, GCO and such other purchasers together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and TCW IV, as administrative agent for the Purchasers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”)..
Ladies and Gentlemen:
               Reference is made to the above-captioned Purchase Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Subsidiary Guaranty”). The capitalized terms defined in the Subsidiary Guaranty or in the Purchase Agreement and not otherwise defined herein are used herein as therein defined.

17

          Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Issuer Party now or hereafter existing under the Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any other Purchaser in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Transaction Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Issuer Party to any Purchaser under or in respect of the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Issuer Party.
          (b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Purchaser, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Purchasers and the undersigned hereby irrevocably agree that the Obligations of the undesigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.
          (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Purchaser under this Guaranty Supplement, the Subsidiary Guaranty, the Holdings Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Purchasers under or in respect of the Transaction Documents.
          Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Transaction Document to a “Subsidiary Guarantor” or an “Issuer Party” shall also mean and be a reference to the undersigned.

18

          Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Subsidiary Guaranty to the same extent as each other Guarantor.
          Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.
          Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. This Guaranty Supplement shall be governed by, and construed in accordance with, the law of the State of New York.
          (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Subsidiary Guaranty or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Transaction Documents to which it is or is to be a party in the courts of any other jurisdiction.
          (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
          (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS OR THE ACTIONS OF ANY PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
Very truly yours,
[NAME OF ADDITIONAL GUARANTOR]

19

By:
Name:
Title:

20

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                     ,

To:	[Purchaser]

Ladies and Gentlemen:
          Reference is made to that certain Note Purchase Agreement dated as of the day hereof (as amended, modified, restated or supplemented from time to time, the “Purchase Agreement by and among Cambium Learning, Inc., a Delaware corporation and successor-in-interest to VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Company”), VSS-CAMBIUM HOLDINGS LLC, a Delaware limited liability company (“Holdings”), TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership (“TCW IV”), TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership (“TCW IVB”), MAC CAPITAL, LTD., a Cayman Islands company (“MAC”), NYLIM Mezzanine Partners II Parallel Fund, LP, a Delaware limited partnership (“Parallel”), New York Life Investment Management Mezzanine Partners II, LP, a Delaware limited partnership (“Management”), Goldentree Capital Solutions Fund Financing, Cayman Islands Sub-Trust (“GCSFF”), Goldentree Capital Opportunities, LP, a Delaware Limited Partnership (“GCO”), THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO (TCW IV, TCW IVB, MAC, Parallel, Management, GCSFF, GCO and such other purchasers together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and TCW IV, as administrative agent for the Purchasers.
          The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                      of Holdings, and that, as such, he/she is authorized to execute and deliver this compliance certificate (this “Certificate”) to the Administrative Agent and each Purchaser on the behalf of Holdings, and that:
          [Use following paragraph 1 for fiscal year-end financial statements]
     1. Attached hereto as Exhibit 1 are the fiscal year-end audited financial statements required by Section 8.1(a)(i) of the Purchase Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by Section 8.1(a)(i) of the Purchase Agreement. Such financial statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of Holding and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, accept as otherwise expressly noted therein.
          [Use following paragraph 2 for fiscal quarter-end financial statements]
     2. Attached hereto as Exhibit 2 are the fiscal quarter-end unaudited financial statements required by Section 8.1(a)(ii) of the Purchase Agreement for the fiscal quarter of Holdings ended as of the above date. Such financial statements (i) were prepared in accordance with GAAP consistent applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fair present in all material respects the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject only to normal year-end audit adjustments.
          [Use following paragraph 3 for fiscal year-end financial forecasts]
     3. Attached hereto as Exhibit 3 are the fiscal year-end financial budget and forecasts required by Section 8.1(a)(viii) of the Purchase Agreement, consisting of consolidated balance sheets, income statements and sources and uses of cash of Holdings and its Subsidiaries for the next fiscal year and such forecasts are reasonable estimates for the periods covered thereby.
     The undersigned has reviewed, or has caused to be reviewed under his/her supervision and is familiar with the terms of the Purchase Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the financial condition of Holdings and the other Issuer Parties during the accounting period covered by the attached financial statements.
     4. A review of the financial condition of Holdings and the other Issuer Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Holdings and the other Issuer Parties performed and observed all their respective Obligations under Section 8.3 of the Purchase Agreement, and
[select one:]
          [to the best knowledge of the undersigned during such fiscal period, no Default has occurred and is continuing.]
- or -
          [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status of corrective action taken or proposed to be taken with respect thereto:]
     5. Attached hereto as Exhibit 4 is a reconciliation of Consolidated EBITDA to the net income set forth on the statement of income set forth on Exhibit [1/2].
     6. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.
[Remainder of this page intentionally left blank]

2

     IN WITNESS WHEREOF, the undersigned has executed this Certificate, as of                                         ,                      .

VSS-CAMBIUM HOLDINGS, LLC

By:

Name:

Title:

For the Quarter/Year ended                                          (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)
I. Section 8.3 (a) — Consolidated EBITDA for four consecutive Fiscal Quarters ending on above date (“Subject Period”):

1.	Consolidated Net Income for Subject Period, plus	$

2.	Cure Amount received by Holdings and contributed to the Company in cash during Subject Period and permitted to be included in Consolidated EBITDA pursuant to Section 9.6 of the Purchase Agreement, plus the following items, in each case only to the extent (and in the same proportion) deducted in determining such Consolidated Net Income and without duplication (and with respect to the portion of Consolidated Net Income attributable to any Subsidiary of the Company only if a corresponding amount would be permitted at the date of determination to be distributed to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its Organizational Documents and all agreements, instruments and Requirements of Law applicable to such Subsidiary or its equityholders:	$

A.	Consolidated Interest Expenses for Subject Period, plus	$

B.	Consolidated Amortization Expense for Subject Period, plus	$

C.	Consolidated Depreciation Expense for Subject Period, plus	$

D.	Consolidated Tax Expense for Subject Period, plus	$

E.	nonrecurring employee severance costs incurred for Subject Period, plus	$

F.	Permitted Management Fees and Expenses for Subject Period, plus	$

G.	costs and expenses incurred in connection with the Transactions for such period,	$

H.	amortization of inventory write-ups under APB 16 for Subject Period, plus	$

I.	any impairment of goodwill and other intangible assets occurring during Subject Period, plus	$

4

J.	any amounts paid with respect to the termination of the Stock Option Plan during Subject Period, plus	$

K.	any equity based compensation paid to officers, directors, managers, members or employees of Holdings or any of its Subsidiaries during Subject Period, plus	$

L.	the aggregate amount of all other non-cash charges reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for Subject Period, less	$

7.	the aggregate amount of all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business	$

CONSOLIDATED EBITDA FOR SUBJECT PERIOD		$

5

EXHIBIT D
FORM OF ASSIGNMENT
          This Assignment (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Note Purchase Agreement identified below (the “Purchase Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.
          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Purchase Agreement, as of the Effective Date (i) all of the Assignor’s rights and obligations as a Purchaser of the Notes held by Assignor under the Purchase Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Notes identified below (including, without limitation, each Guaranty guarantying such Notes) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Purchaser) against any Person, whether known or unknown, arising under or in connection with the Purchase Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.
1. Assignor:
2. Assignee:
3. Company: Cambium Learning, Inc. (as successor in interest to VSS-Cambium Merger Corp.)

4. Administrative Agent:	TCW/Crescent Mezzanine Partners IV, L.P., as the administrative agent under the Purchase Agreement

5. Purchase Agreement:	The Note Purchase Agreement dated as of April ___, 2007 (as amended, modified, restated or supplemented from time to time, the “Note Purchase Agreement”) by and among CAMBIUM LEARNING, INC., a Delaware corporation and successor-in-interest to VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Company”), VSS-CAMBIUM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership (“TCW IV”), TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership (“TCW IVB”), MAC CAPITAL, LTD., a Cayman Islands company (“MAC”), NYLIM Mezzanine Partners II Parallel Fund, LP, a Delaware limited partnership (“Parallel”), New York Life Investment Management Mezzanine Partners II, LP, a Delaware limited partnership (“Management”), Goldentree Capital Solutions Fund Financing, Cayman Islands Sub-Trust (“GCSFF”), Goldentree Capital Opportunities, LP, a Delaware Limited Partnership (“GCO”), THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO (TCW IV, TCW IVB, MAC, Parallel, Management, GCSFF, GCO and such other purchasers together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and TCW IV, as administrative agent for the Purchasers.
6. Assigned Interest:

	Aggregate	Amount of	Percentage
	Amount of Note	Note	Assigned of
Note Assigned	for all Purchasers*	Assigned*	Note[1]
	$	$	%
	$	$	%
	$	$	%
Effective Date:                                         , 20                      [To be inserted by Administrative Agent and which shall be the Effective Date of recordation of the transfer in the register therefor.]
[Remainder of this page intentionally left blank]

*	Amount to be adjusted by the counterparties to take into account any payments or prepayments of the Notes.

1	Set forth, to at least 9 decimals, as a percentage of the Notes purchased by all of the Purchasers thereunder.

2

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Name:
Title:

Received:

TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.

By:	TCW/Crescent Mezzanine Management
IV, L.L.C., its Investment Manager

By:	TCW Asset Management Company, its
Sub-Advisor

By:
Name:
Title:

[Consented to:][2]

CAMBIUM LEARNING, INC.

By:
Name:
Title:

[2]	To be added only if the consent of the Company and/or other parties is required by the terms of the Purchase Agreement.

3

ANNEX 1 TO ASSIGNMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT
          1. Representations and Warranties.
          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Purchase Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document.
          1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Purchaser under the Purchase Agreement, (ii) it meets all requirements of Section 12.3 of the Purchase Agreement (subject to receipt of such consents as may be required under the Purchase Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Purchase Agreement as a Purchaser thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Purchaser thereunder, (iv) it has received a copy of the Purchase Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1(a) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Purchaser, and (v) if it is a Foreign Purchaser, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Purchase Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Purchaser.

4

          2. Payments. From and after the Effective Date, the Company shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
          3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York.

5

EXHIBIT E
FORM OF SUBSIDIARY GUARANTY
SUBSIDIARY GUARANTY
Dated as of April                , 2007
From
THE GUARANTORS NAMED HEREIN
and
THE ADDITIONAL GUARANTORS REFERRED TO HEREIN
as Guarantors
in favor of
TCW/CRESCENT MEZZANINE PARTNERS IV, L.P., AS ADMINISTRATIVE AGENT FOR
THE PURCHASERS REFERRED TO IN
THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN

Exhibit A — Guaranty Supplement

i

SUBSIDIARY GUARANTY
          SUBSIDIARY GUARANTY dated as of April           , 2007 (as amended, restated or otherwise modified from time to time, this “Guaranty”) made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”), in favor of the Purchasers (as defined in the Note Purchase Agreement referred to below).
          PRELIMINARY STATEMENT. VSS-CAMBIUM MERGER CORP., a Delaware corporation (which on or about the Closing Date will be merged with and into Cambium Learning, Inc., the “Company”), is party to a Note Purchase Agreement dated as of the date hereof (as amended restated, supplemented and/or otherwise modified from time to time, the “Purchase Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the purchasers from time to time party thereto (together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership, as administrative agent for the Purchasers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”). Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the purchase price of the Notes under the Purchase Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Purchase Agreement. It is a condition precedent to the purchase of the Notes under the Purchase Agreement that each Guarantor shall have executed and delivered this Guaranty.
          NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase the Notes under the Purchase Agreement, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:
          Section 1. Guaranty; Limitation of Liability.
          (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Issuer Party now or hereafter existing under the Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Purchaser in enforcing any rights under this Guaranty or any other Transaction Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Issuer Party to any Purchaser under or in respect of the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Issuer Party.

          (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Purchaser, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Purchasers and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 9.1(g) or 9.1(h) of the Purchase Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
          (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Purchaser under this Guaranty or the Holdings Guaranty or any other guaranty of the Guaranteed Obligations, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and Holdings and each other guarantor so as to maximize the aggregate amount paid to the Purchasers under or in respect of the Transaction Documents.
          Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Purchaser with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Issuer Party under or in respect of the Transaction Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the The Company or any other Issuer Party or whether the The Company or any other Issuer Party is joined in any such action or actions.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Purchaser or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Issuer Party or otherwise, all as though such payment had not been made.
          Section 3. Acknowledgements, Waivers and Consents.
          (a) Each Guarantor acknowledges that the obligations undertaken by it under this Guaranty involve the support of obligations of Persons other than such Guarantor, that such obligations of such Guarantor are absolute, irrevocable and unconditional under any and all circumstances, and that no Purchaser would purchase the Notes without these acknowledgements, waivers and consents. In full recognition and in furtherance of the foregoing, each Guarantor agrees that:

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               (1) Without affecting the enforceability or effectiveness of this Guaranty in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of any Guarantor under this Guaranty, or the rights, remedies, powers and privileges of Administrative Agent or any Purchaser under this Guaranty, Purchasers may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:
               (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Obligations);
               (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give any Transaction Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Obligations or any Transaction Document or any such other instrument or any term or provision of the foregoing;
               (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Transaction Document, all or any part of the Obligations or any collateral now or in the future serving as security for the Obligations;
               (iv) accept or receive (including from any other guarantor of all or any part of the Obligations) partial payments or performance on the Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);
               (v) accept, receive and hold any collateral for all or any part of the Obligations (including from any other guarantor of all or any part of the Obligations);
               (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other guarantor of all or any part of the Obligations) for or relative to all or any part of the Obligations;
               (vii) release any Person (including any other guarantor of all or any part of the Obligations) from any personal liability with respect to all or any part of the Obligations;
               (viii) settle, compromise, release, liquidate or enforce upon such terms and in such manner as Lender may determine or as applicable law may dictate all or any part of the Obligations or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Obligations (including with any other guarantor of all or any part of the Obligations);
               (ix) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of

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the Company or any other Person (including any other guarantor of all or any part of the Obligations);
               (x) proceed against any Guarantor, the Company, or any other guarantor of (including any issuer of any letter of credit issued with respect to) all or any part of the Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of Administrative Agent or any Purchaser under the Transaction Documents or otherwise in such order and such manner as Administrative Agent or any Purchaser may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, or any other right, remedy, power or privilege available to Administrative Agent or any Purchaser before proceeding to call upon or otherwise enforce this Guaranty as to any Guarantor, the Company, or any other guarantor of all or any part of the Obligations;
               (xi) obtain the appointment of a receiver with respect to any collateral for all or any part of the Obligations and apply the proceeds of such receivership as Administrative Agent or any Purchaser may in its discretion determine (it being agreed that nothing in this clause (xi) shall be deemed to make Administrative Agent or any Purchaser a party in possession in contemplation of law, except at its option);
               (xii) enter into such other transactions or business dealings with any other guarantor of all or any part of the Obligations, the Company or any subsidiary or Affiliate of any other guarantor or the Company, as Administrative Agent or any Purchaser may desire; and
               (xiii) do all or any combination of the actions set forth in this Paragraph 3(a)(1).
               (2) The enforceability and effectiveness of this Guaranty and the liability of each Guarantor, and the rights, remedies, powers and privileges of Administrative Agent and the Purchasers, under this Guaranty shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:
               (i) the illegality, invalidity or unenforceability of all or any part of the Obligations, any Transaction Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Obligations;
               (ii) the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Obligations;
               (iii) the cessation, for any cause whatsoever, of the liability of the Company or any other guarantor of all or any part of the Obligations;

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               (iv) any failure of Administrative Agent or any Purchaser to give notice of sale or other disposition of any collateral for all or any part of the Obligations to any Guarantor, the Company, or any other Person or any defect in, or any failure by any Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;
               (v) any failure of Administrative Agent or any Purchaser to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Obligations;
               (vi) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any collateral serving as security for all or any part of the Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights, if any, of any Guarantor or may preclude any Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from the Company or any other guarantor of all or any part of the Obligations or any other Person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;
               (vii) any act or omission of Administrative Agent or any Purchaser or any other Person that directly or indirectly results in or aids the discharge or release of the Company or any other guarantor of all or any part of the Obligations or any security or guarantee (including any letter of credit) for all or any part of the Obligations by operation of law or otherwise;
               (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation;
               (ix) the possibility that the obligations of the Company to Administrative Agent and the Purchasers may at any time and from time to time exceed the aggregate liability of Guarantors under this Guaranty;
               (x) any failure of Administrative Agent or any Purchaser to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;
               (xi) the election by Administrative Agent or any Purchaser, in any bankruptcy proceeding of any Person, of the application or nonapplication of section 1111(b)(2) of the Bankruptcy Code;
               (xii) any extension of credit or the grant of any Lien under section 364 of the Bankruptcy Code;
               (xiii) any use of cash collateral under section 363 of the Bankruptcy Code;

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               (xiv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;
               (xv) the avoidance of any Lien in favor of Administrative Agent or any Purchaser for any reason;
               (xvi) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including the the Company, including any discharge of, or bar or stay against collecting or enforcing, all or any part of the Obligations (or any interest on all or any part of the Obligations) in or as a result of any such proceeding;
               (xvii) any action taken by Administrative Agent or any Purchaser that is authorized by this Section or otherwise in this Guaranty or by any other provision of any Transaction Document or any omission to take any such action;
               (xviii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including by reason of Sections 2809, 2810, 2819, 2839, 2845, 2850, 2899, 3275 and 3433 of the California Civil Code, and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction;
               (xix) any failure of any Purchaser to disclose to any Issuer Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Issuer Party now or hereafter known to such Purchaser (each Guarantor waiving any duty on the part of the Purchasers to disclose such information);
               (xx) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
               (xxi) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Purchaser that might otherwise constitute a defense available to, or a discharge of, any Issuer Party or any other guarantor or surety.
          (b) Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Administrative Agent or any Purchaser including any defense based upon an election of remedies by Lender under the provisions of the California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or any similar law of California or any other jurisdiction; or (ii) any election by Administrative Agent or any Purchaser under 11 U.S.C. Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Company.
          (c) This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Company’s Obligations may be secured by real property

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located in California. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure Sections 580a, 580b, 580c, 580d, or 726. If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, Administrative Agent or any Purchaser may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed or trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Transaction Documents, without diminishing or affecting the liability of any Guarantor hereunder except to the extent the Obligations are repaid with the proceeds of such foreclosure. Each Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, an election by Administrative Agent or any Purchaser nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against the Company or other guarantors or sureties, and (b) absent the waiver given by such Guarantor, such an election would prevent Administrative Agent or any Purchaser from enforcing the Transaction Documents against such Guarantor. Understanding the foregoing, and understanding that each Guarantor is hereby relinquishing a defense to the enforceability of the Transaction Documents, each Guarantor hereby WAIVES any right to assert against Administrative Agent or any Purchaser any defense to the enforcement of the Transaction Documents, whether denominated “estoppel” or otherwise, based on or arising from an election by Administrative Agent or any Purchaser nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against the Company or other guarantors or sureties. Each Guarantor also agrees that the “fair market value” provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Guarantor’s liability under the Transaction Documents.
          (d) Each Guarantor consents to the waiver by the Company of all of its rights under California Civil Code Section 2822.
          (e) Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by an acceptance of a deed in lieu of foreclosure, and notwithstanding enforcement of any other guaranty executed in connection with the Transaction Documents, each Guarantor shall remain bound under this Guaranty.
          (f) Each Guarantor acknowledges that it has been made aware of the provisions of California Civil Code Section 2856, has read and understands the provisions of that statute, has had the opportunity to seek the advise of its counsel as to the scope, purpose and effect of that statute, and based thereon, and without limiting the foregoing waivers, each Guarantor agrees to waive all suretyship rights and defenses described in Section 2856(a) thereof. Without limiting any other waivers herein, each Guarantor hereby gives the following waivers with respect to CC Sections 2856(c) and (d):
     Each Guarantor waives all rights and defenses that such Guarantor may have if the Obligations are secured by real property. This means, among other things:

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               (1) Administrative Agent or any Purchaser may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the Company for the Obligations; and
               (2) If Administrative Agent or any Purchaser forecloses on any real property collateral pledged by the Company for the Obligations: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Administrative Agent or any Purchaser may collect from any Guarantor even if Administrative Agent or any Purchaser, by foreclosing on the real property collateral pledged by the Company for the Obligations, has destroyed any right such Guarantor may have to collect from the Company.
          (g) EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE ADMINISTRATIVE AGENT OR ANY PURCHASER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE COMPANY BY THE OPERATION OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 580(D) OR OTHERWISE.
          (h) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 TO 2855, INCLUSIVE; CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726; CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE; AND CALIFORNIA COMMERCIAL CODE SECTION 3116, 3118, 3119, 3419, 3605, 9504 AND 9507.
          (i) Notwithstanding anything contained herein to the contrary, each Guarantor shall only be liable only if and when the Administrative Agent or any Purchaser obtains a judgment against the Company and execution on the judgment has been returned unsatisfied or after the Company or any Guarantor has become insolvent or cannot be served with process or it is otherwise apparent to the Administrative Agent or any Purchaser, in its reasonable business judgment, that payment cannot be obtained from the Company. Each Guarantor further consents and agrees that neither Administrative Agent nor any Purchaser shall be under any obligation to marshal any assets in favor of such Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives to the maximum extent permitted by applicable law all suretyship defenses and any rights to interpose any defense, counterclaim, setoff or offset of any nature and description which the undersigned may have or which may exist between and among Administrative Agent or any Purchaser, the Company and/or the undersigned and/or any other guarantor of the Obligations with respect to the undersigned’s obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy,

8

infancy, statute of limitations, accord and satisfaction, usury, and the exemption of property from execution or for valuation upon foreclosure.
          (j) Each Guarantor further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of any Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non payment or protest and notice of any default of any sort.
          (k) Each Guarantor agrees that it intends that its rights and obligations shall be those expressly set forth in this Guaranty and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guaranty.
          (l) Each Guarantor agrees that it is directly liable to Administrative Agent and each Purchaser hereunder, that the obligations of such Guarantor hereunder are independent of the obligations of any other guarantor of all or any part of the Obligations (including any issuer of letter of credit), and that a separate action may be brought against such Guarantor, whether any action is brought against any other guarantor of all or any part of the Obligations (including any issuer of letter of credit) or with respect to any collateral for all or any part of the Obligations or whether any other guarantor of all or any part of the Obligations (including any issuer of letter of credit) is joined in any action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Administrative Agent or any Purchaser of whatever remedies it may have against any other guarantor of all or any part of the Obligations (including any issuer of letter of credit). Each Guarantor agrees that any release that may be given by Administrative Agent or any Purchaser to any other guarantor of all or any part of the Obligations (including any issuer of letter of credit) shall not release such Guarantor.
          (m) Each Guarantor agrees that its obligations under this Guaranty may not be waived by the Company. Administrative Agent or any Purchaser may require such obligations to be performed by Guarantor notwithstanding any purported waiver by the Company.
          (n) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
          (o) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Purchaser that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Issuer Parties, any other Guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

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          (p) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Transaction Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.
          Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Issuer Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Purchaser against the Company, any other Issuer Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Issuer Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (b) the Maturity Date, such amount shall be received and held in trust for the benefit of the Purchasers, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Purchaser of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and (iii) the Maturity Date shall have occurred, the Purchasers will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.
          Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments made by any Guarantor under or in respect of this Guaranty or any other Transaction Document shall be made, in accordance with the terms and conditions of the Purchase Agreement, free and clear of and without deduction or withholding for any Taxes or Other Taxes and for the full amount of any taxes of any kind.
          Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Transaction Documents by the Company with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

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     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.
     (b) Such Guarantor has, independently and without reliance upon any Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Transaction Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Issuer Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Issuer Party.
          Section 7. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Transaction Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.
          Section 8. Amendments, Guaranty Supplements, Etc.
          (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Note-Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
          (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Transaction Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Transaction Document to the “Subsidiary Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.
          Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at the address specified in Section 12.2 of the Purchase Agreement, if to the Administrative Agent or any Purchaser, at its address specified in Section 12.2 of the Purchase Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications sent by hand or overnight courier service, or mailed by certified mail, shall be deemed to have been given when received. Notices

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sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices sent by electronic mail as described above shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return electronic mail or other written acknowledgment), except that, if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient. The timing for delivery of all notices shall be based on prevailing Eastern time. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.
          Section 10. No Waiver; Remedies. No failure on the part of any Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 9.2 of the Purchase Agreement to authorize the Administrative Agent to declare the Obligations due and payable pursuant to the provisions of said Section 9.2, the Administrative Agent and each Purchaser is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Purchaser to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Transaction Documents, irrespective of whether the Administrative Agent or such Purchaser shall have made any demand under this Guaranty or any other Transaction Document and although such Obligations may be unmatured. The Administrative Agent and each Purchaser agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Purchaser under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent and such Purchaser may have.
          Section 12. Indemnification.
          (a) Without limitation on any other Obligations of any Guarantor or remedies of the Purchasers under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Purchaser and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding

12

obligations of any Issuer Party enforceable against such Issuer Party in accordance with their terms.
          (b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, the actual or proposed use of the proceeds of the Notes, the Transaction Documents or the Related Documents or any of the transactions contemplated by the Transaction Documents or the Related Documents.
          (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Transaction Documents, the agreements and obligations of each Guarantor contained in Section l(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.
          Section 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Issuer Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:
     (a) Prohibited Payments, Etc. Except following notification of a Default (other than the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party which shall not require such notification), each Guarantor may receive regularly scheduled payments from any other Issuer Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 9.1(f) of the Purchase Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
     (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Issuer Party, each Guarantor agrees that the Purchasers shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
     (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party), each Guarantor shall if the

13

Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Purchasers and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
     (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Issuer Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
          Section 14. Continuing Guaranty; Assignments under the Purchase Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the latest Maturity Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Purchasers and their successors, transferees and assigns to the extent such successors, transferees and assigns become Purchasers as provided in Section 13.3 of the Purchase Agreement or under applicable law. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers.
          Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.
          Section 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
          (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in

14

respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Transaction Document in the courts of any jurisdiction.
          (c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted, by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
          (d) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS OR THE ACTIONS OF ANY PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
          Section 17. Cambium Learning, Inc. as Company. On or about the Closing Date, Cambium Learning, Inc. (“Cambium”) shall merge with and into VSS-Cambium Merger Corp. (“VSS”) and Cambium shall be the surviving entity of such merger. Upon the consummation of such merger, Cambium shall become the Company under the Purchase Agreement and shall be bound by the all the terms, conditions, representation, warranties and covenants of the Purchase Agreement including, without limitation, the covenant to repay all of the Obligations in accordance with the terms of the Transaction Documents and at such time Cambium shall no longer be deemed a Guarantor under this Guaranty. In the event that the merger between Cambium and VSS shall be set aside, undone or otherwise rescinded for any reason, then Cambium’s obligations under this Guaranty shall be reinstated as though such merger not occurred and Cambium had not become the Company under the Purchase Agreement.
[Remainder of this page intentionally left blank]

15

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GUARANTOR]

By:
Name:
Title:

[GUARANTOR]

By:
Name:
Title:
Subsidiary Guaranty Signature Page

16

Exhibit A
To The
Subsidiary Guaranty
FORM OF SUBSIDIARY GUARANTY SUPPLEMENT
TCW/Crescent Mezzanine Partners IV, L.P., as Administrative Agent
under the Purchase Agreement referred to below
c/o TCW/Crescent Mezzanine IV, L.L.C.
200 Park Avenue
Suite 2200
New York, New York 10166
Attention: Andrew G. Bernstein

RE:	The Note Purchase Agreement dated as of April ___, 2007 (as amended, modified, restated or supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and among Cambium Learning, Inc., a Delaware corporation and successor-in-interest to VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Company”), VSS-CAMBIUM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership (“TCW IV”), TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership (“TCW IVB”), MAC CAPITAL, LTD., a Cayman Islands company (“MAC”), NYLIM Mezzanine Partners II Parallel Fund, LP, a Delaware limited partnership (“Parallel”), New York Life Investment Management Mezzanine Partners II, LP, a Delaware limited partnership (“Management”), Goldentree Capital Solutions Fund Financing, Cayman Islands Sub-Trust (“GCSFF”), Goldentree Capital Opportunities, LP, a Delaware Limited Partnership (“GCO”), THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO (TCW IV, TCW IVB, MAC, Parallel, Management, GCSFF, GCO and such other purchasers together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchasers”), and TCW IV, as administrative agent for the Purchasers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”).
Ladies and Gentlemen:
          Reference is made to the above-captioned Purchase Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Subsidiary Guaranty”). The capitalized terms defined in the Subsidiary Guaranty or in the Purchase Agreement and not otherwise defined herein are used herein as therein defined.

17

          Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Issuer Party now or hereafter existing under the Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any other Purchaser in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Transaction Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Issuer Party to any Purchaser under or in respect of the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Issuer Party.
          (b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Purchaser, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Purchasers and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.
          (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Purchaser under this Guaranty Supplement, the Subsidiary Guaranty, the Holdings Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Purchasers under or in respect of the Transaction Documents.
          Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Transaction Document to a “Subsidiary Guarantor” or an “Issuer Party” shall also mean and be a reference to the undersigned.

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          Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Subsidiary Guaranty to the same extent as each other Guarantor.
          Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.
          Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Subsidiary Guaranty or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Transaction Documents to which it is or is to be a party in the courts of any other jurisdiction.
          (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
          (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS OR THE ACTIONS OF ANY PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours, [NAME OF ADDITIONAL GUARANTOR]

19

By:
Name:
Title:

20

EXHIBIT F
FORM OF JOINDER AGREEMENT
          THIS JOINDER AGREEMENT (this “Agreement”) is entered into as of,                      ___, 200___, by and among                     , a                      [corporation/limited liability company] (the “Joining Party”), TCW/CRESCENT MEZZANINE PARTNERS IV, L.P., a Delaware limited partnership (“TCW IV”), the other purchasers party to the Purchase Agreement (as defined below) (TCW IV and such other purchasers together with their respective successors and registered assigns, each a “Purchaser” and collectively, the “Purchaser”), and TCW IV, as administrative agent for the Purchasers (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, Cambium Learning, Inc., a Delaware corporation (the “Company”), successor-in-interest to VSS-Cambium Merger Corp., a Delaware corporation, VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Purchasers and the Administrative Agent have entered into a Note Purchase Agreement, dated as of April    , 2007 (as amended, restated, modified or otherwise supplemented from time to time, the “Purchase Agreement”), providing for, among other things, the issuance of the Notes (as defined in the Purchase Agreement); and
          WHEREAS, the Joining Party seeks to become a party to the Purchase Agreement and other Transaction Documents (as defined in the Purchase Agreement) (the Purchase Agreement and the Transaction Documents, each a “Purchase Document” and collectively, the “Purchase Documents”).
          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to Agent and Purchasers and hereby covenants and agrees with Agent and Purchasers as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

     2. Joinder. The Joining Party is hereby added as an additional Issuer Party under the terms of the Purchase Documents and all references to “Issuer Party” or “Issuer Parties” shall hereafter be deemed to include the Joining Party. The Joining Party hereby assumes all obligations of Holdings under the Purchase Agreement and agrees that it will be bound by all terms, conditions and duties applicable to Holdings under the Purchase Documents.
     3. Conditions of Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of (i) this Agreement executed by the Joining Party, the Administrative Agent, the Purchasers and the Company and (ii) a Guaranty executed by Joining Party.
     4. Representations and Warranties. The Joining Party hereby represents and warrants to the Administrative Agent and the Purchasers that the representations and warranties applicable to the Joining Party as an Issuer Party in each Purchase Document are true and correct on and as of the date hereof as if made on and as of such date.
     5. Compliance with Purchase Documents. The Joining Party hereby agrees to comply with all covenants and other provisions applicable to it as an Issuer Party under each Purchase Document.
     6. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
     7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
     8. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
[Remainder of Page Intentionally Left Blank]

2

     IN WITNESS WHEREOF, this Joinder Agreement has been duly executed as of the day and year first written above.

JOINING PARTY:

[ ]

By:
Name:
Title:

PURCHASERS: TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
By:	TCW/Crescent Mezzanine Management IV,
L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub-Advisor

By:
Name:
Title:

TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P.
By:	TCW/Crescent Mezzanine Management IV,
L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub-Advisor

By:
Name:
Title:

MAC CAPITAL, LTD.
By:	TC-W Advisors, Inc., as attorney-in-fact

By:
Name:
Title:

By:
Name:
Title:

NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS II, LP
By:	NYLIM Mezzanine Partners II GenPar, LP
Its: General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its: General Partner

By:
Name:
Title:

NYLIM MEZZANINE PARTNERS II PARALLEL FUND, LP
By:	NYLIM Mezzanine Partners II GenPar, LP
Its: General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its: General Partner

By:
Name:
Title:
JOINDER AGREEMENT

GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING
By:
Name:
Title:

GOLDENTREE CAPITAL OPPORTUNITIES, LP
By:
Name:
Title:

ADMINISTRATIVE AGENT: TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
By:	TCW/Crescent Mezzanine Management IV,
L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub-Advisor

By:
Name:
Title:

[Additional Signature Page to Follow]
JOINDER AGREEMENT

Accepted and Acknowledged by: COMPANY: CAMBIUM LEARNING, INC.
By:
Name:
Title:
JOINDER AGREEMENT

EXHIBIT G
FORM OF PIK NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
PIK NOTE

$	New York, New York
, 200___
FOR VALUE RECEIVED, the undersigned, CAMBIUM LEARNING, INC., a Delaware corporation (the “Company”), successor-in-interest to VSS-CAMBIUM MERGER CORP., a Delaware corporation, hereby promises to pay to the order of                                         , a                      (the “Holder”), or its registered assigns, on the Maturity Date (as hereinafter defined) (or earlier as hereinafter provided) the principal sum of                                           DOLLARS ($                    ) plus all “PIK Amounts” (as hereinafter defined) added to the principal amount hereof pursuant to the terms of this Note, with interest on the unpaid principal amount of this Note from time to time as provided herein. For the purposes of this Note, the term “Maturity Date” shall mean April ___, 2014.
1.	Note Purchase Agreement; Definitions.

This PIK Note (as amended, modified, restated and/or supplemented from time to time, this “Note”) is issued by the Company, on the date hereof, pursuant to the Note Purchase Agreement dated as of April 12, 2007 (as amended, modified, restated and/or supplemented from time to time, the “Note Purchase Agreement”) by and among the Company, as successor-in-interest to VSS-Cambium Merger Corp., VSS-Cambium Holdings, LLC, a Delaware limited liability company, the Holder, the other purchasers from time to time party thereto and the Administrative Agent. The Holder is entitled to the benefits of this Note, the Note Purchase Agreement and the other Transaction Documents, and may enforce the agreements of each Issuer Party contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto, to the extent provided herein or therein. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Note Purchase Agreement.

2.	Interest.
(a)	The Company promises to pay interest on the Accreted Principal Amount (as hereinafter defined) of this Note at the rate of eleven and three-quarters percent (11.75%) per annum. The Company shall pay accrued interest quarterly on the last Business Day of each March, June, September and December during the term hereof and on the Maturity Date (each date upon which interest shall be so payable, an “Interest Payment Date”), commencing on March 31st of the year in which this Note was issued and on each Interest Payment Date shall pay interest accrued through and including such Interest Payment Date. Interest on this Note shall accrue from the first day of the year in which this Note was issued until repayment of the Accreted Principal Amount and payment of all accrued interest in full. Interest shall accrue and be computed on the basis of the actual number of days in the related period over 360 days. Through any Interest Payment Date, interest on the Accreted Principal Amount of this Note at the rate of ten percent (10%) per annum that shall have accrued and shall be unpaid as of such interest Payment Date shall be paid on such Interest Payment Date by wire transfer of immediately available funds to an account at a bank designated by the Holder. Through any Interest Payment Date, interest on the Accreted Principal Amount of this Note at the rate of one and three-quarters percent (1.75%) per annum that shall have accrued and shall remain unpaid as of such Interest Payment Date (for any Interest Payment Date, a “PIK Amount”) shall be paid on such interest Payment Date by addition of such PIK Amount to the principal amount outstanding under this Note. No later than 10 Business Days following the end of each Fiscal Year, the PIK Amounts added to the principal amount outstanding under this Note during such Fiscal Year shall be evidenced by a PIK Note and, following the Holder’s receipt of such PIK Note, shall no longer be a PIK Amount evidenced by this Note. At any time, the outstanding principal amount of this Note, including all PIK Amounts added thereto through such time and not evidenced by a PIK Note, is referred to in this Note as the “Accreted Principal Amount”. Notwithstanding any other provision of this Note and the addition of any PIK Amount to the principal amount outstanding under this Note, the Company may, in its sole discretion, pay any PIK Amount in cash on any Interest Payment Date without any premium or penalty by wire transfer of immediately available funds to an account at a bank designated by the Holder. The Company shall give written notice to the Holder of any such payment of a PIK Amount not less than 1 Business Day prior to the applicable Interest Payment Date. All cash payments by the Company of any PIK Amount that has been added to the principal amount of this Note shall be deducted from the Accreted principal Amount. If any promissory notes issued pursuant to the Note Purchase Agreement, in addition to this Note and all notes issued pursuant to Section 7(b), (d) or Section 8 hereof, are outstanding (collectively, “Outstanding Notes”) and the Company pursuant to this paragraph elects to pay all or any portion of the PIK Amount in cash on any Interest Payment Date, then the Company shall take the same action with respect to all Outstanding Notes and make such elective cash payments to all holders of Outstanding Notes on a pro rata basis based upon the Accreted Principal Amount of each Outstanding Note.

(b)	Notwithstanding subsection (a) of this Section 2, but subject to applicable law, upon and during the occurrence of an Event of Default, the Accreted Principal Amount of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on

2

demand in immediately available funds, at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (and interest shall be paid entirely in cash and no PIK Amount shall be added to the Accreted Principal Amount of this Note in respect of such interest). In addition, any overdue interest on this Note shall bear interest, payable on demand in immediately available funds at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (and interest shall be paid entirely in cash and no PIK Amount shall be added to the Accreted Principal Amount of this Note in respect of such interest).

(c)	In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without prepayment premium or penalty.
3.	Principal.

The Company shall pay the principal amount due under this Note including all PIK Amounts and all accrued and unpaid interest (all of which shall be payable in cash and no portion of which shall be payable by addition of a PIK Amount to the Accreted Principal Amount) on the Maturity Date.

4.	Voluntary Prepayment.
(a)	The Outstanding Notes are subject to prepayment at the option of the Company, in whole or in part, on any date following the second anniversary of the Closing Date. The Company shall give written notice of voluntary prepayment of this Note or any portion thereof to the Holder not less than five (5) Business Days prior to the date fixed for such prepayment. Such notice of voluntary prepayment shall be given in the manner specified in Section 12.2 of the Note Purchase Agreement. Upon notice of prepayment being given by the Company to the Holder, the Company covenants and agrees that the Company shall prepay on the date fixed for prepayment in the notice therefor, this Note or the portion hereof so called for prepayment, at the Accreted Principal Amount thereof or the portion thereof so called for prepayment together with the prepayment premium thereon described in Section 4(c) below, if applicable, and interest accrued and unpaid thereon to the date fixed for such prepayment (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount), together with costs and expenses including, without limitation, reasonable fees, charges and disbursements of counsel.
(b)	All prepayments under this Section 4 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to all costs, expenses and indemnities payable under the Note Purchase Agreement, then to payment of

3

default interest, if any, then to payment of accrued interest, then to the prepayment premium described in Section 4(c) below, if applicable, and thereafter to principal, provided, however, each voluntary prepayment of less than the full outstanding principal balance of the Outstanding Notes shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

(c)	In the event that any portion of the Accreted Principal Amount is voluntarily prepaid as provided in this Section 4 on any date following the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, subject to Section 8.2(a)(iii) of the Note Purchase Agreement, there shall be a prepayment premium payable to the Holder at the time of such prepayment equal to one percent (1%) of the amount being prepaid.

(d)	If there is more than one (1) Outstanding Note, the amounts payable under this Section 4 and under Section 4 of such other Outstanding Notes shall be applied to the Outstanding Notes on a pro rata basis.
5.	Mandatory Prepayment.
(a)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds of any Asset Sale by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	no such prepayment shall be required under this 5(a)(i) with respect to (A) any Asset Sale permitted by Sections 8.2(f)(i) and (vi) of the Note Purchase Agreement, (B) the disposition of property which constitutes a Casualty Event, or (C) Asset Sales for fair market value resulting in no more than $500,000 in Net Cash Proceeds per Asset Sale (or series of related Asset Sales) and less than $2.5 million in Net Cash Proceeds in any fiscal year; provided that clause (C) shall not apply in the case of any Asset Sale described in clause (b) of the definition thereof; and

(ii)	so long as no Default or Event of Default shall then exist or would arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds are expected to be used to make Permitted Acquisitions or Capital Expenditures or reinvested in fixed or Capital Assets (or enter into a binding commitment for any such reinvestment) within 360 days following the date of such Asset Sale (which Officer’s Certificate shall set forth the estimates of the proceeds to be so expanded); provided that if all or any portion of such Net Cash Proceeds is not so reinvested within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(a).

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(b)	Not later than one (1) Business Day following the receipt of any Net Cash Proceeds of any Debt Issuance (other than Indebtedness permitted to be incurred in accordance with Section 8.2(a)) or Preferred Stock Issuance (as defined below) by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds. As used herein, “Preferred Stock Issuance” shall mean the issuance or Sale by Holdings or any of its Subsidiaries of any preferred or preference Equity Interests after the Closing Date (other than (x) as permitted by Section 8.2(a) or (b) such issuance or sale of any preferred or preference Equity Interests that is Qualified Capital Stock to the Equity Investors).
(c)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds of any Equity Issuance (other than the Net Cash Proceeds of any Equity Issuance used to finance Capital Expenditures), to the extent such Nat Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 50% of such Net Cash Proceeds; provided that such percentage shall be reduced to 25% if, and for so long as, the Total Leverage Ratio as of the end of the most recently ended 4 Fiscal Quarter period is less than 4.0 to 1.0.
(d)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds (excluding any Net Cash Proceeds payable to the Sellers pursuant to the terms of the Acquisition Agreement) from a Casualty Event by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that;
(i)	so long as no Default or Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid no later than 360 days following the date of receipt of such proceeds; and
(ii)	if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(d).
(e)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds from any Extraordinary Event by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt,

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the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	so long as no Default or Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that an amount equal to such Net Cash Proceeds have been or are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid or to reinvest in other fixed or capital assets or used to make Permitted Acquisitions or Capital Expenditures no later than 360 days following the date of receipt of such proceeds; and

(ii)	if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360-day period, an amount equal to such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(e).
(f)	All prepayments under this Section 5 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to all costs, expenses and indemnities payable under the Note Purchase Agreement, then to payment of default interest, if any, then to payment of accrued interest, and thereafter to principal.

(g)	The Company shall give prior written notice of any Net Cash Proceeds required to be paid under this Section 5 as far in advance as reasonably practicable and shall deliver to the Holder, at the time of such notice of prepayment, a certificate signed by a Responsible Officer of the Company setting forth in reasonable detail the calculation of such proposed prepayment. If there is more than one (1) Outstanding Note, the Net Cash Proceeds payable under this Section 5 and under Section 5 of such other Outstanding Notes shall be offered to each of holders of the Outstanding Notes on a pro rata basis. Each holder of a Note may decline to receive all (but not a portion) of its pro rate share of the Net Cash Proceeds. Any such declined proceeds shall be offered to the holders of the Outstanding Notes that have not rejected the prepayment of the Net Cash Proceeds or a pro rata basis. Net Cash Proceeds that have been rejected by all of the holders of the Outstanding Notes may be retained by the Company.

(h)	Notwithstanding anything to the contrary herein, if at the end of any accrual period (as defined in Internal Revenue Code (“Code”) section 1272(a)(5)) ending after the fifth anniversary of the issuance of this Note, the aggregate amount of accrued and unpaid original issue discount (as defined in Code Section 1273(a)(l)) on this Note would, but for this subsection, exceed an amount equal

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to the product of this Note’s issue price (as defined in Code sections 1273(b) and 1274(a)) multiplied by this Note’s yield to maturity (as defined in Treasury Regulations section 1.1272-l(b)(l)(i)) (the “Maximum Accrual”), the Company shall pay to the Holder such amounts of, first, the accrued and unpaid interest and, second, principal, in each case, to the extent required, in order to cause the accrued and unpaid original issue discount on this Note as of the end of such accrual period to not exceed an amount equal to the Maximum Accrual.
6.	Amendment.
Amendments and modifications of this Note may be made only in the manner provided in Section 12.4 of the Note Purchase Agreement.
7.	Transfer; Registration.
(a)	The term “Holder” as used herein shall also include any registered transferee of this Note. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and the Holder agrees that, prior to any proposed transfer of this Note, if such transfer is not made pursuant to either an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the Holder will, if requested by the Company, deliver to the Company:
(i)	investment representations, substantially similar to those given by the Purchasers on the Closing Date, signed by the proposed transferee;

(ii)	an agreement by such transferee to the inclusion of and compliance with the restrictive investment legend set forth on this Note; and

(iii)	an agreement by such transferee to be bound by the provisions of this Section 7 relating to the transfer of such Note.
(b)	This Note is a registered instrument. The Company shall maintain a register (the “Note Register”) in its principal offices for the purpose of registering the Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Note. Upon the issuance of this Note, the Company shall record the name of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at the Company’s expense, execute and deliver a new Note of like tenor and of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder’s attorney duly authorized in writing. The Company shall not have any obligation hereunder to any Person other than the registered Holder of this Note.

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(c)	This Note may be transferred or assigned by the Holder at any time subject to Sections 7(a), 7(b) and 9 hereof and Section 12.3 of the Note Purchase Agreement.

(d)	In the event that the Holder intends to transfer the Note to more than one transferee, the Company shall, in good faith, cooperate with the Holder to effectuate such a transfer and to issue replacement Outstanding Notes in the appropriate denominations.

(e)	The Holder shall bear the costs if any of any transfer or assignment of the Note.
8.	Replacement of Note.

On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of this Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, new Note of like tenor.

9.	Successors and Assigns; Assignment.

All the covenants, stipulations, promises and agreements in this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the Holder and the Company. The Company may not assign any of its rights under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

10.	GOVERNING LAW.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

11.	WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THE VALIDITY, PROTECTION, INTERPRETATION, OR ENFORCEMENT HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THIS NOTE, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT THIS WAIVER IS A

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MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE TRANSACTION DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS NOTE. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF EACH. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 1 & 2 OF THE NOTE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.
12.	Headings.

The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13.	Severability.

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions

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held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the Company has caused this PIK Note to be duly executed as of the date first written above.

COMPANY CAMBIUM LEARNING, INC.
By:
Name:
Title:

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EXHIBIT H
FORM OF AMENDED AND RESTATED PROMISSORY NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
PROMISSORY NOTE

$	New York, New York April , 2007
FOR VALUE RECEIVED, the undersigned, CAMBIUM LEARNING, INC., a Delaware corporation (the “Company”) and successor-in-interest to VSS-CAMBIUM MERGER CORP., a Delaware corporation, hereby promises to pay to the order of MAC CAPITAL, LTD., a Cayman Islands company (the “Holder”), or its registered assigns, on the Maturity Date (as hereinafter defined) (or earlier as hereinafter provided) the principal sum of                      DOLLARS ($                     ), plus all “PIK Amounts” (as hereinafter defined) added to the principal amount hereof pursuant to the terms of this Note, with interest on the unpaid principal amount of this Note from time to time as provided herein. For the purposes of this Note, the term “Maturity Date” shall mean April            , 2014.
1.	Note Purchase Agreement; Definitions.

This Promissory Note (as amended, modified, restated and/or supplemented from time to time, this “Note”) is issued by the Company, on the date hereof, pursuant to the Note Purchase Agreement dated as of April , 2007 (as amended, modified, restated and/or supplemented from time to time, the “Note Purchase Agreement”) by and among the Company, as successor-in-interest to VSS-Cambium Merger Corp., VSS-Cambium Holdings, LLC, a Delaware limited liability company, the Holder, the other purchasers from time to time party thereto and the Administrative Agent. The Holder is entitled to the benefits of this Note, the Note Purchase Agreement and the other Transaction Documents, and may enforce the agreements of each Issuer Party contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto, to the extent provided herein or therein. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Note Purchase Agreement.
2.	Interest.
(a)	The Company promises to pay interest on the Accreted Principal Amount (as hereinafter defined) of this Note at the rate of eleven and three-quarters percent (11.75%) per annum. The Company shall pay accrued interest quarterly on the last Business Day of each March, June, September and December during the term hereof and on the Maturity Date (each date upon which interest shall be so payable, an “Interest Payment Date”), commencing on June 29, 2007 and on each Interest Payment Date shall pay interest accrued through and including such Interest Payment Date. Interest on this Note shall accrue from the date of issuance of the Original Note (as hereinafter defined) until repayment of the Accreted Principal Amount and payment of all accrued interest in full, interest shall accrue and be computed on the basis of the actual number of days in the related period over 360 days. Through any Interest Payment Date, interest on the Accreted Principal Amount of this Note at the rate of ten percent (10%) per annum that shall have accrued and shall be unpaid as of such Interest Payment Date shall be paid on such Interest Payment Date by wire transfer of immediately available funds to an account at a bank designated by the Holder. Through any Interest Payment Date, interest on the Accreted Principal Amount of this Note at the rate of one and three-quarters percent (1.75%) per annum that shall have accrued and shall remain unpaid as of such Interest Payment Date (for any Interest Payment Date, a “PIK Amount”) shall be paid on such Interest Payment Date by addition of such PIK Amount to the principal amount outstanding under this Note. No later than 10 Business Days following the end of each Fiscal Year, the PIK Amounts added to the principal amount outstanding under this Note during such Fiscal Year shall be evidenced by a PIK Note and, following the Holder’s receipt of such PIK Note, shall no longer be a PIK Amount evidenced by this Note. At any time, the outstanding principal amount of this Note, including all PIK Amounts added thereto through such time and not evidenced by a PIK Note, is referred to in this Note as the “Accreted Principal Amount”. Notwithstanding any other provision of this Note and the addition of any PIK Amount to the principal amount outstanding under this Note, the Company may, in its sole discretion, pay any PIK Amount in cash on any Interest Payment Date without any premium or penalty by wire transfer of immediately available funds to an account at a bank designated by the Holder. The Company shall give written notice to the Holder of any such payment of a PIK Amount not less than 1 Business Day prior to the applicable Interest Payment Date. All cash payments by the Company of any PIK Amount that has been added to the principal amount of this Note shall be deducted from the Accreted Principal Amount. If any promissory notes issued pursuant to the Note Purchase Agreement, in addition to this Note and all notes issued pursuant to Section 7(b), (d) or Section 8 hereof, are outstanding (collectively, “Outstanding Notes”) and the Company pursuant to this paragraph elects to pay all or any portion of the PIK Amount in cash on any Interest Payment Date, then the Company shall take the same action with respect to all Outstanding Notes and make such elective cash payments to all holders of Outstanding Notes on a pro rata basis based upon the Accreted Principal Amount of each Outstanding Note.
(b)	Notwithstanding subsection (a) of this Section 2, but subject to applicable law, upon and during the occurrence of an Event of Default, the Accreted Principal Amount of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the applicable interest

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rate in effect hereunder plus two percent (2%) (and interest shall be paid entirely in cash and no PIK Amount shall be added to the Accreted Principal Amount of this Note in respect of such interest). In addition, any overdue interest on this Note shall bear interest, payable on demand in immediately available funds, at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (and interest shall be paid entirely in cash and no PIK Amount shall be added to the Accreted Principal Amount of this Note in respect of such interest).
(c)	In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without prepayment premium or penalty.
3.	Principal.

The Company shall pay the principal amount due under this Note including all PIK Amounts and all accrued and unpaid interest (all of which shall be payable in cash and no portion of which shall be payable by addition of a PIK Amount to the Accreted Principal Amount) on the Maturity Date.
4.	Voluntary Prepayment.
(a)	The Outstanding Notes are subject to prepayment at the option of the Company, in whole or in part, on any date following the second anniversary of the closing Date. The Company shall give written notice of voluntary prepayment of this Note or any portion thereof to the Holder not less than five (5) Business Days prior to the date fixed for such prepayment. Such notice of voluntary prepayment shall be given in the manner specified in Section 12.2 of the Note Purchase Agreement. Upon notice of prepayment being given by the Company to the Holder, the Company covenants and agrees that the Company shall prepay on the date fixed for prepayment in the notice therefor, this Note or the portion hereof so called for prepayment, at the Accreted Principal Amount thereof or the portion thereof so called for prepayment together with the prepayment premium hereon described in Section 4(c) below, if applicable, and interest accrued and unpaid thereon to the date fixed for such prepayment (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition by a PIK Amount to the Accreted Principal Amount), together with costs and expenses including, without limitation, reasonable fees, charges and disbursements of counsel.

(b)	All prepayments under this Section 4 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to all costs, expenses and indemnities payable under the Note Purchase Agreement, then to payment of default interest, if any, then to payment of accrued interest, then to the

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prepayment premium described in Section 4(c) below, if applicable, and thereafter to principal, provided, however, each voluntary prepayment of less than the full outstanding principal balance of the Outstanding Notes shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

(c)	In the event that any portion of the Accreted Principal Amount is voluntarily prepaid as provided in this Section 4 on any date following the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, subject to
Section 8.2(a)(iii) of the Note Purchase Agreement, there shall be a prepayment premium payable to the Holder at the time of such prepayment equal to one percent (1%) of the amount being prepaid.

(d)	If there is more than one (1) Outstanding Note, the amounts payable under this Section 4 and under Section 4 of such other Outstanding Notes shall be applied to the Outstanding Notes on a pro rata basis.
5.	Mandatory Prepayment.
(a)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds of any Asset Sale by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	no such prepayment shall be required under this 5(a)(i) with respect to (A) any Asset Sale permitted by Sections 8.2(f)(i) and (vi) of the Note Purchase Agreement, (B) the disposition of property which constitutes a Casualty Event, or (C) Asset Sales for fair market value resulting in no more than $500,000 in Net Cash Proceeds per Asset Sale (or series of related Asset Sales) and less than $2.5 million in Net Cash Proceeds in any fiscal year; provided that clause (C) shall not apply in the case of any Asset Sale described in clause (b) of the definition thereof; and

(ii)	so long as no Default or Event of Default shall then exist or would arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date starting that such Net Cash Proceeds are expected to be used to make Permitted Acquisitions or Capital Expenditures or reinvested in fixed on capital Assets (or enter into a binding commitment for any such reinvestment) within 360 days following the date of such Asset Sale (which Officer’s Certificate shall set forth the estimates of the proceeds to be so expended); provided that if all or any portion of such Net Cash Proceeds is not so reinvested within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(a).

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(b)	Not later than one (1) Business Day following the receipt of any Net Cash Proceeds of any Debt Issuance (other than Indebtedness permitted to be incurred in accordance with Section 8.2(a)) or Preferred Stock Issuance (as defined below) by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds. As used herein, “Preferred Stock Issuance” shall mean the issuance or sale by Holdings or any of its Subsidiaries of any preferred or preference Equity Interests after the Closing Date (other than (x) as permitted by Section 8.2(a) or (y) such issuance or sale of any preferred or preference Equity Interests that is Qualified Capital Stock to the Equity Investors).

(c)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds of any Equity Issuance (other than the Net Cash Proceeds of any Equity Issuance used to finance Capital Expenditures), to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 50% of such Net Cash Proceeds; provided that such percentage shall be reduced to 25% if, and for so long as, the Total Leverage Ratio as of the end of the most recently ended 4 Fiscal Quarter period is less than 4.0 to 1.0.

(d)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds (excluding any Net Cash Proceeds payable to the Sellers pursuant to the terms of the Acquisition Agreement) from a Casualty Event by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt, the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	so long as no Default or Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date starting that such Net Cash Proceeds are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid no later than 360 days following the date of receipt of such proceeds; and

(ii)	if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(d).
(e)	Not later than five (5) Business Days following the receipt of any Net Cash Proceeds from any Extraordinary Event by Holdings or any of its Subsidiaries, to the extent such Net Cash Proceeds are not fully utilized to prepay the Senior Debt,

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the Company shall make prepayments of this Note in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
(i)	so long as no Default or Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Company shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date starting that an amount equal to such Net Cash Proceeds have been or are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid or to reinvest in other fixed or capital assets or used to make Permitted Acquisitions or Capital Expenditures no later than 360 days following the date of receipt of such proceeds; and

(ii)	if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360-day period, an amount equal to such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 5(e).
(f)	All prepayments under this Section 5 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to all costs, expenses and indemnities payable under the Note Purchase Agreement, then to payment of default interest, if any, then to payment of accrued interest, and thereafter to principal.
(g)	The Company shall give prior written notice of any Net Cash Proceeds required to be paid under this Section 5 as far in advance as reasonably practicable and shall deliver to the Holder, at the time of such notice of prepayment, a certificate signed by a Responsible Officer of the Company setting forth in reasonable detail the calculation of such proposed prepayment. If there is more than one (1) Outstanding Note, the Net Cash Proceeds payable under this Section 5 and under Section 5 of such other Outstanding Notes shall be offered to each of the holders of the Outstanding Notes on a pro rata basis. Each holder of a Note may decline to receive all (but not a portion) of its pro rate share of the Net Cash Proceeds. Any such declined proceeds shall be offered to the holders of the Outstanding Notes that have not rejected the prepayment of the Net Cash Proceeds on a pro rata basis. Net Cash Proceeds that have been rejected by all of the holders of the Outstanding Notes may be retained by the Company.
(h)	Notwithstanding anything to the contrary herein, if at the end of any accrual period (as defined in Internal Revenue Code (“Code”) section 1272(a)(5)) ending after the fifth anniversary of the issuance of this Note, the aggregate amount of accrued and unpaid original issue discount (as defined in Code section 1273(a)(l)) on this Note would, but for this subsection, exceed an amount equal

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to the product of this Note’s issue price (as defined in Code sections 1273(b) and 1274(a)) multiplied by this Note’s yield to maturity (as defined in Treasury Regulations section 1.1272-1(b)(l)(i)) (the “Maximum Accrual”), the Company shall pay to the Holder such amounts of, first, the accrued and unpaid interest and, second, principal, in each case, to the extent required, in order to cause the accrued and unpaid original issue discount on this Note as of the end of such accrual period to not exceed an amount equal to the Maximum Accrual.
6.	Amendment.

Amendments and modifications of this Note may be made only in the manner provided in Section 12.4 of the Note Purchase Agreement.
7.	Transfer; Registration.
(a)	The term “Holder” as used herein shall also include any registered transferee of this Note. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and the Holder agrees that, prior to any proposed transfer of this Note, if such transfer is not made pursuant to either an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the Holder will, if requested by the Company, deliver to the Company:
(i)	investment representations, substantially similar to those given by the Purchasers on the Closing Date, signed by the proposed transferee;

(ii)	an agreement by such transferee to the inclusion of and compliance with the restrictive investment legend set forth on this Note; and

(iii)	an agreement by such transferee to be bound by the provisions of this Section 7 relating to the transfer of such Note.
(b)	This Note is a registered instrument. The Company shall maintain a register (the “Note Register”) in its principal offices for the purpose of registering the Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Note. Upon the issuance of this Note, the Company shall record the name of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at the Company’s expense, execute and deliver a new Note of like tenor and of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder’s attorney duly authorized in writing. The Company shall not have any obligation hereunder to any Person other than the registered Holder of this Note.

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(c)	This Note may be transferred or assigned by the Holder at any time subject to Sections 7(a), 7(b) and 9 hereof and Section 12.3 of the Note Purchase Agreement.

(d)	In the event that the Holder intends to transfer the Note to more than one transferee, the Company shall, in good faith, cooperate with the Holder to effectuate such a transfer and to issue replacement Outstanding Notes in the appropriate denominations.

(e)	The Holder shall bear the costs if any of any transfer or assignment of the Note.
8.	Replacement of Note.

On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note and in the case of any such mutilation, on surrender and cancellation of this Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor.

9.	Successors and Assigns; Assignment.

All the covenants, stipulations, promises and agreements in this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the Holder and the Company. The Company may not assign any of its rights under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

10.	GOVERNING LAW.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

11.	WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THE VALIDITY, PROTECTION, INTERPRETATION, OR ENFORCEMENT HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THIS NOTE, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT THIS WAIVER IS A

8

MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE TRANSACTION DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS NOTE. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF EACH. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12.2 OF THE NOTE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.

12.	Headings.

The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13.	Severability.

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions

9

held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

14.	Substitution and Replacement.

This Note substitutes and replaces in its entirety that certain $2,500,000 Promissory Note dated as of April , 2007 issued by VSS-Cambium Merger Corp., predecessor-in-interest to the Company, to the Holder (the “Original Note”) and is issued in accordance with Section 8.1(s) of the Note Purchase Agreement.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed as of the date first written above.

COMPANY

CAMBIUM LEARNING, INC.

By:

Name:
Title:

11

SCHEDULES TO
NOTE PURCHASE AGREEMENT
April 12, 2007
VSS-CAMBIUM MERGER CORP.
(which on the Closing Date will be merged with and into Cambium Learning, Inc.)
AS COMPANY
VSS-CAMBIUM HOLDINGS, LLC.
AS GUARANTOR
TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P.
MAC CAPITAL, LTD.
NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS II, LP
NYLIM MEZZANINE PARTNERS II PARALLEL FUND, LP
GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING
GOLDENTREE CAPITAL OPPORTUNITIES, LP
AS PURCHASERS
AND
THE OTHER PURCHASERS FROM TIME TO TIME
A PARTY HERETO
AND
TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
AS ADMINISTRATIVE AGENT

Schedule 1	Mortgaged Property
Schedule 2	Refinancing
Schedule 3	Subsidiary Guarantor
Schedule 5.3	Governmental Contents
Schedule 5.5(b)	Real Property
Schedule 5.6(a) Schedule 5.6(b)	Intellectual Property Claims Intellectual Property, Licenses and Registrations
Schedule 5.6(c)	Violations
Schedule 5.7(a)	Subsidiaries
Schedule 5.7(b)	Organizational Chart
Schedule 5.9	Material Contracts
Schedule 5.18	Environmental Matters
Schedule 5.19	Insurance
Schedule 5.21	Acquisition Agreement Exhibits and Schedules
Schedule 5.24	Commission Fees
Schedule 8.2(a)(ii)	Outstanding Indebtedness
Schedule 8.2(b)(iii)	Permitted Liens
Schedule 8.2(d)	Investments
Schedule 8.2(i)	Affiliate Transactions

Schedule 1
Mortgaged Property
None.

Schedule 2
Refinancing
1. Long-term note payable to Stuart Horsfall in the amount of $17,500,000, interest at 5.5% payable semi-annually, due January 30, 2009.
2. Amounts outstanding under the Credit Agreement dated as of March 7, 2005, and amended on February 27, 2006, among Cambium Learning, Inc. as the Borrower, EdNewco, LLC, and the Subsidiaries of the Borrower, each, as a Guarantor, and Citizens Bank of Massachusetts as the Lender.

Schedule 3
Subsidiary Guarantor
•	Cambium Learning, Inc.

•	Sopris West Educational Services, Inc.

•	IntelliTools, Inc.

•	Kurzweil Educational Systems, Inc.

•	Cambium Learning (New York), Inc.

Schedule 5.3
Governmental Consents
None.

Schedule 5.5 (b)
Real Property
No owned real property.
Leased property: see chart below.

Illegible	Location	Location	Description
Cambium Learning, Inc.	313 Speen Street Natick, MA 01760	Gerrity Family Associates, LLC	Lease dated March ___, 2005 by and between Cambium Learning, Inc. and Gerrity Family Associates LLC

Kurzwell Educational Services	100 Crosby Drive Bedford, MA 01730	Computervision Corporation	Sublease Agreement dated January 11, 2005 by and between Computervision Corporation and Kurzwell Educational Services

Sopris West Educational Services, Inc.	4093 Specialty Place Longmont, CO 80504	Cactus Investments, LLP	Lease Agreement dated June 1, 2003 by and between Cactus Investments, LLP and Sopris West Educational Services, Inc.

Sopris West Educational Services, Inc.	4185 Salazar Way Frederick, CO 80504	Opus Northwest, L.L.C.	Build-to-Suit Net Lease made as of September 30, 2005 by and between Opus Northwest, L.L.C. and Sopris West Educational Services, Inc., as amended by The First Amendment to Build-to-Suit Net Lease dated as of December 8, 2005 and by Second Amendment to Build-to-Suit Net Lease dated as of October 6, 2008

Intellitools, Inc.	1720 Corporate Circle Pataluma, CA 94854	RNM Lakeville, L.P.	Lease dated November 16, 1998 by and between RNM Lakeville, L.P. and Intellitools, Inc.

Sopris West Educational Services, Inc.	1736 Northeast Riddle Road Bremerton, WA 98310	Rlddell Square Associates	Lease Agreement dated October 27, 2005 by and between Riddell Square Associates and Sopris West Educational Services, Inc.

Schedule 5.6(a)
Intellectual Property Claims
1.	Potential breach claim due to Intellitools reducing Anne-Patrice Hickey’s royalty rate to reflect subsequent enhancements Intellitools made to IntelliMathics at its cost. Ms. Hickey has not explicitly agreed to this concept and states she should be paid at full rate forever as long as any version of IntelliMathics is sold. Intellitools has paid Ms. Hickey at 85% of her normal rate since 2004 when IntelliTools Classroom Suite (ICS) was first released, as that version 3.0 release represented a significant dilution of the intellectual property she contributed to the 1.0 version of IntelliMathics that is part of ICS. Ms. Hickey’s stated bonus (i.e. royalty) rate is 6.67%. The Company paid royalties of $36,000 in each of 2004 and 2005. Payments would have been $13,000 higher if the Company had not reduced the payout to 85% of normal. Ms. Hickey’s attorney has sent correspondence to the Company alleging any change in his client’s bonus is a breach of the underlying contract. No formal complaint or suit has been filed to date.

2.	Letter dated February 11, 2005 received on behalf of Intellishare LLC alleging trademark infringement of INTELLISHARE mark. Intellitools feels it may have prior use rights in schools. Subsequent discussions with the management of Intellishare LLC resulted in an oral understanding between the parties whereby Intellishare LLC agreed to not use such mark in any of its products in schools. No further action is anticipated.

3.	Touchstone Applied Sciences Associates, Inc. (“TASA”) has sent the Cambium Learning, Inc. (the “Company”) a cease and desist letter dated October 11, 2006, terminating their license agreement with the Company and demanding that the Company immediately cease and desist use of all DRP products in any of the Company’s products and that any programs containing DRP assessments be destroyed or shipped to TASA. The Company has rejected any attempt to terminate this license and so informed TASA in an email dated October 19, 2006. In a letter dated December 12, 2006, TASA proposed that the original license term end on December 4, 2008, “unless the parties can agree upon a revised amount which is fair and appropriate for the balance of the initial term, and the renewal term.” In an email dated December 22, 2006, counsel for the Company reiterated its position that the original contract was still valid. On February 26, 2007, TASA filed a complaint in the District Court in Southern District of New York, a copy of which has been made available to Administrative Agent’s counsel.

Schedule 5.6(b)
Intellectual Property, Licenses and Registrations
     See attached.

Registered Trademarks

CAMBIUM LEARNING, INC., AND AFFILIATES
FEDERAL REGISTERED MARKS
March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	ACCELERATION STATION (Assignor: Wordware Publishing, Inc. Assignee: Sopris West Educational Services, Inc. Recordation Date: 10/25/2005)	75/871,717	2,598,650	9—Computer programs sold by individual grade level and subject; namely reading, writing, mathematics, science, social studies, biology, and algebra; applied as an educational diagnostic, accelerated instruction, and test preparation resource.	4/18/2002; 4/19/2002 (in commerce)	7/23/2002	7/23/2007- 7/23/2008	7/23/2011- 7/23/2012

Cambium Learning, Inc. 8974.003	CAMBIUM LEARNING (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	76/558.661	3,051,380	9—Prerecorded CD-ROMs, videotapes, laser disks, DVD’s, downloadable electronic publications, and downloadable video recordings, all featuring curricular information, books, textbooks, teaching information, information for parents, guides for students, student workbooks, student test materials, and materials for assessing student abilities, disabilities, and performance for grades K-12 in the fields of pre-college courses in reading, language arts, literacy, mathematics, social studies, pre-kindergarten studies, special education, understanding and helping children with special	2/2004	1/24/2006	1/24/2011- 1/24/2012	1/24/2015- 1/24/2016

1	Sometimes registrant/owner’s name is not the same as the client’s name. Generally, registrant/owner’s name will be first listed followed by a slash and then the client’s name.

2	Affidavits are done just once.

3	(1) On or after 10/30/99, a new Combined Declaration of Use in Commerce & Application for Renewal of Registration of a Mark Under Sections 8 & 9 must be submitted every 10th year within one year prior to registration expiration date. Put in next 10-year due date after current renewal is granted. (2) Renewal deadline does not include six-month grace period. If combined declaration/renewal application is filed during the six-month period following the deadline shown here, an extra $200 ($100 for § 8 declaration and $100 for § 9 application) grace period fee must be paid in addition to $500 combined §§ 8 and 9 filing fee.

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
educational needs, professional development for teachers, and instructional resources and strategies.

16—Printed materials, namely, books, textbooks, teaching information, information for parents, guides for students, student workbooks, student test materials, and materials for assessing student abilities, disabilities, and performance for grades K-12 in the fields of pre-college courses in reading, language arts, literacy, mathematics, social studies, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for teachers and instructional resources and strategies.

41—Educational services, namely, teacher training, instructional services provided to students, and developing customized educational curricular materials for school systems in the fields of pre-college courses in reading, language arts, literacy, mathematics, social studies, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for teachers and instructional resources and strategies.

2

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Intellitools, Inc./Cambium Learning, Inc 8974.003	CLICKIT!	74/500,574	1,941,684	9—Computer software utility program for use in making overlays for computer input devices.	12/23/1994	12/12/1995	Filed Accepted	(1st 10-yr. Renewal granted 12/14/2005) 12/12/2014- 12/12/2015

Intellitools, Inc.,/Cambium Learning, Inc. 8974.003	CLICKIT!		CTM 000664573	9—Computer software; computer software program for use in making overlays for computer input devices.		6/22/1999		10/21/2007

Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	COLLEAGUE IN THE CLASSROOM (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date:	78/270,076	2,874,724	9—CD ROMs on the topic of elementary school education.	2000; 9/15/2001 (in commerce)	8/17/2004	8/17/2009- 8/17/2010	8/17/2013- 8/17/2014
	3/15/2005 Conveyance: Security Interest)

Intellitools, Inc./Cambium Learning, Inc 8974.003	Design — Dove	74/385,305	1,819,781	9—Word processing computer software and manual therefor sold as a package.	3/18/1993	2/8/1994	Filed Accepted	(1st 10-yr. Renewal granted 2/17/2004) 2/8/2013- 2/8/2014

Intellitools, Inc./Cambium Learning, Inc 8974.003	Design -Hand	74/369,180	1,871,843	9—Computer keyboards and parts therefor.	11/1992; 3/1/1993 (in commerce)	1/3/1995	Filed Accepted	(1st 10-yr. Renewal granted 1/28/2005) 1/3/2014- 1/3/(2015

3

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West has exclusive license with Dynamic Measurement Group to publish DIBELS material Dynamic Measurement Group., Inc., (Oregon Corporation) 5040 Talisman Eugene OR 97405	DIBELS	7810864	2,750,275	41—Providing on-line instructional, educational, testing and teaching materials and distributing course materials in connection therewith in the field of literacy and early literacy skills, monitoring and assessment via a global computer network		8/12/2003		Dynamic Measurement Group’s attorneys monitor and maintain this mark.

4

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West has exclusive license with Dynamic Measurement Group to publish DIBELS material Dynamic Measurement Group, Inc. (Oregon Corporation) 5040 Talisman Eugene OR 97405	DIBELS	7808633	2,771,559	41—Educational research; educational testing; instruction in the field of literacy and early literacy skills, monitoring and assessment of student progress and outcomes; education and educational services in the nature of workshops, classroom instruction, seminars, professional development, and in-service and pre-service training in the field of literacy and early literacy skills, monitoring and assessment of student progress and outcomes; standardized testing; preparing, administering and scoring standardized tests; measurement evaluations in the areas of literacy, early literacy skills for educational purposes; providing seminars, training and educational conferences, all of the foregoing in the areas of literacy and early literacy skills, monitoring and assessment of student progress and outcomes; publication of educational books, periodical reports, and teaching materials in the areas of literacy and early literacy skills, monitoring and assessment of student progress and outcomes.		10/7/2003		Dynamic Measurement Group’s attorneys monitor and maintain this mark.

5

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West has exclusive license with Dynamic Measurement Group to publish DIBELS material Dynamic Measurement Group, Inc. (Oregon Corporation) 5040 Talisman Eugene OR 97405	DIBELS	78108626	2,729,165	16—Printed instructional, educational and teaching materials in the areas of literacy and early literacy assessment and skills; educational books, periodical reports and printed teaching materials in the areas of literacy skills and early literacy skills, monitoring and assessing student outcomes, skill and progress.		6/24/2003		Dynamic Measurement Group’s attorneys monitor and maintain this mark.

Sopris West Educational Services, Inc./Cambium Learning, Inc. 894.003	THE HERMAN METHOD (Assignor: Lexia Learning Systems, Inc. Recordation Date: 5/9/2006)	76/557,974	2,904,503	16—Printed materials, namely, instructional and teaching materials, flash cards, texts, stationery, course materials all for use in the field of teaching remedial reading students how to process information correctly.	5/1/1975	11/23/2004	11/23/2009-11/23/2010	11/23/2013-11/03/2014

IntelliTools, Inc./Cambium Learning, Inc 8974.003	INTELLIKEYS	74/267,040	1,785,295	9—Computer keyboard.	3/6/1992	8/3/1993	Filed Accepted	(1st 10-yr. Renewal granted 7/26/2003)

IntelliTools, Inc./Cambium Learning, Inc. 8974.003	INTELLIKEYS		CTM 000664540	9—Computer keyboards.		8/16/1999		8/3/2012-8/3/2013 10/21/2007

IntelliTools, Inc.,/Cambium Learning, Inc. 8974.003	INTELLMATHICS	78/020,510	2,622,289	9—Computer software, namely, educational software for teaching K-6 level mathematics and problem-solving to children with disabilities.	4/30/2001	9/17/2002	9/17/2007-9/17/2008	9/17/2011-9/17/2012

IntelliTools, Inc,/Cambium Learning, Inc. 8974.003	INTELLIPICS	74/469,785	1,993,803	9—Educational computer software featuring activities for children and instruction manuals therefor sold as a unit.	6/28/1994	8/13/1996	Filed Accepted	8/13/2005-8/13/2006 8/13/2006 PTO 7/12/2006

6

March 29, 2007

					Date of First	Date of	§§ 8 &15	§§ 8 &9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
IntelliiTools, Inc./Cambium Learning, Inc 8974.003	INTELLISWITCH	78/620,718	3,124,948	9—Computer input device, namely, a mechanically operated switch which, together with software, allows a disabled person to instruct a computer.	1/2006	8/1/2006	8/l/20ll-8/1/2012	8/1/2015-8/1/2016

IntelliTools, Inc./Cambium Learning, Inc 8974.003	INTELLITALK	74/385,828	1,821,115	9—Computer software and manual therefor, sold as a package, for word processing with voice output capability, primarily for instructional use in learning languages.	3/18/1993	2/15/1994	Filed Accepted	(1st10-yr. Renewal granted 2/17/2004) 2/15/2013-2/15/2014

IntelliTools, Inc./Cambium Learning, Inc 8974.003	INTELLITALK II	75/870,831	2,447,137	9—Computer software and manual therefor, sold as a package, for-word processing with voice output capability, primarily for instructional use in learning languages.	3/2000	4/24/2001	Filed Accepted	4/24/2010-4/24/2011

IntelliTools, lnc.,/Cambium Learning, Inc 8974.003	INTELLITOOLS	74/323,114	1,838,992	9—Computer keyboards and parts therefor.	10/19/1992; 5/13/1993 (in commerce)	6/7/1994	Filed Accepted	(1st 10-yr. Renewal granted 6/16/2004) 6/7/2013-6/7/2014

7

March 29, 2007

Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Date of First Use	Date of Registration	§§ 8 & 15 Aff.[2] Due	§§ 8 & 9 Renewal[3] Due
IntelliTools, Inc./Cambium Learning, Inc 8974.003	INTELLITOOLS	78/392,347	3,026,840	9—Educational computer software for use in connection with K-6 students and severely physically challenged computer users, namely, computer software for creating custom keyboard configurations, computer software for creating graphic works, computer software for word processing with voice output capability, computer software for use in teaching multiple languages, educational computer software featuring activities for children, computer software programs especially adapted for severely physically challenged computer users operating an on/off device for activation and selection educational software for teaching K-6 level reading, mathematics and problem solving, computer software utility program for use in making overlays for computer input devices, computer software which allows both teachers and students to author learning activities, create animation, import pictures, import movies, and import web content.	4/2/2001	12/13/2005	12/13/2010-12/13/2011	12/13/2014-12/13/2015

Kurzweil Educational Systems, Inc./Cambium Learning, Inc.	KURZWEIL 3000 LEARNSTATION	76/540,101	2,977,602	9—Educational computer software, namely, software that assists with reading, writing and learning for use by individuals of all ages with learning disabilities and language and literacy difficulties.	12/7/2004	7/26/2005	7/26/2010- 7/26/2011	7/26/2014- 7/26/2015

8

March 29, 2007

Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Date of First Use	Date of Registration	§§ 8 & 15 Aff.[2] Due	§§ 8 & 9 Renewal[3] Due
Kurzweil Educational Systems, Inc./Cambium Learning, Inc.	KURZWEIL 3000 LEARNSTAT1ON Ridout & Maybee LLP, Ottawa, Ontario, Canada, handled this application for registration, New address for Ridout & Maybee LLP as of 11/13/2006 is 100 Murray Street, 4th Floor, Ottawa, Ontario K1N 0AI.	Canadian Trademark Application No. 1,186,955 U.S.Serial No. 76/540,101	TMA667,947 U.S. Registration No. 2,977,602	9—Educational computer software, namely, software that assists with reading, writing and learning for use by individuals of all ages with learning disabilities and language and literacy difficulties.	12/7/2004	7/17/2006		7/17/2021

Kurzweil Educational Systems, Inc./Cambium Learning, Inc. 8974.003	KURZWEIL EDUCATIONAL SYSTEMS	75/172,274	2,628,458	9—Computer software for teaching reading skills and for facilitating the reading of printed or electronically- transmitted material having document management, optical character recognition, voice synthesizing, and speech-recognition capabilities; electronic reading system comprised of the aforesaid software, a personal computer, and an optical character recognition scanner.	9/1/1996; 12/1/1996 (in commerce)	10/1/2002	10/1/2007- l0/1/2008	10/1/2011- 10/1/2012

Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	LANGUAGE! (Assignor: Jane Fell Greene	78/044,933	2,843,797	9—Prerecorded videos and CD ROMs featuring teacher training and student instruction in the field of reading and writing.	10/28/2003	5/18/2004	5/18/2009- 5/18/2010	5/18/2013- 5/18/2014
	Recordation Date:
	10/18/2006

Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	LANGUAGE! and Design (Assignor: Jane Fell Greene	76199,893	2,627,554	16—Printed publications namely, a series of non-fiction books, training manuals and teacher and student workbooks, all in the field of literacy.	7/1994	10/1/2002	10/1/2007- 10/1/2008	10/1/2011- 10/1/2012
	Recordation Date:
	10/18/2006)

9

March 29, 2007

Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Date of First Use	Date of Registration	§§ 8 & 15 Aff.[2] Due	§§ 8 & 9 Renewal[3] Due
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	LETRS	767645,173	3,128,544	9—CD-ROMs containing visual materials, video clips, and other information for use by presenters engaged in teacher training in reading instruction.	2/19/2004	8/15/2006	8/15/2011- 8/15/2012	8/15/2015- 8/15/2016

				16—Primed materials, namely, presenter and participant manuals in the area of teacher training in reading instruction.

				41—Educational services, namely, providing teacher training in the area of reading instruction.

Cambium Learning (New York), Inc. 8974.003	METRO MATH (Assignor: Metropolitan Teaching and Learning Co., Inc.; Metropolitan Teaching and Learning Company, Inc.; Metropolitan Teaching and Learning Company Recordation Date: 12/16/2003) (Assignors: Cambium	70975,770	2,814,903	16—Printed instructional, educational and teaching materials for children, namely textbooks, workbooks, pamphlets, and brochures, in the field of education, instructors materials, namely teacher-edition guidebooks, lesson plans, paper and plastic transparencies and testing materials, namely, exercise sheets and books directed to exam preparation.	4/1/1999	2/17/2004	2/17/2009- 2/17/2010-	2/17/2013- 2/17/2014-
	Learning, Inc., Cambium Learning (New York), Inc.,& Sopris West Educational Services, Inc. Assignee: Citizens
	Bank of Massachusetts Recordation Date:
	3/15/2005 Conveyance: Security
	Interest)

10

March 29, 2007

Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Date of First Use	Date of Registration	§§ 8 & 15 Aff.[2] Due	§§ 8 & 9 Renewal[3] Due
Cambium Learning (New York), Inc. 8974.003	METRO METROPOLITAN TEACHING AND LEARNING COMPANY and Design (Assignor: Metropolitan	75/561208	2,385,693	9—Computer software, prerecorded video tapes, audiocassettes, and CD-ROMs featuring educational instruction for use in the educational marketplace.	4/1/1999	6/25/2002	6/25/2007- 6/25/2008	6/25/2011- 6/25/2012
	Teaching and Learning Co., Inc.; Metropolitan Teaching and Learning Company, Inc.; Metropolitan Teaching and Learning Company Recantation Date: 12/16/2003)			16—Printed instructional. educational and teaching materials for children, namely, textbooks, workbooks, pamphlets, brochures, instructors’ materials, namely. teacher-edition guidebooks, lesson plans, paper and plastic transparencies, and testing materials, namely, exercise sheets and books directed to exam preparation.

11

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff. [2] Due	Renewal[3] Due
Cambium Learning (New York), Inc. 8974.003	METRO NONFICTION BOOKBAG (Assignor: Metropolitan Teaching and Learning Co., Inc.; Metropolitan Teaching and Learning Company, Inc.; Metropolitan Teaching and Learning Company Recordation Date: 12/16/2003) (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & SoprisWest Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date:	76/975,773	2,834,219	16—Printed instructional, educational and teaching materials for children, namely textbooks, workbooks, pamphlets, and brochures, in the field of education, instructors materials, namely teacher-edition guidebooks, lesson plans, paper and plastic transparencies and testing materials, namely, exercise sheets and books directed to exam preparation.	5/1/2001	4/20/2004	4/20/2009- 4/20/2010	4/20/2013- 4/20/2014
	3/15/2005 Conveyance: Security Interest)

12

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Cambium Learning (New York), Inc. 8974.003	METRO READING PROGRAM (Assignor: Metropolitan Teaching and Learning Co., Inc.; Metropolitan Teaching and Learning Company, Inc.; Metropolitan Teaching and Learning Company Recordation Date: 12/16/2003) (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date:	76/975,771	2,806,544	16—Printed instructional, educational and teaching materials for children, namely textbooks, workbooks, pamphlets, and brochures, in the field of education, instructors materials, namely teacher-edition guidebooks, lesson plans, paper and plastic transparencies and testing materials, namely, exercise sheets and books directed to exam preparation.	4/1/1999	1/20/2004	1/20/2009- 1/20/2010	1/20/2013- 1/20/2014
	3/15/2005 Conveyance: Security Interest)

13

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	NO TEACHER LEFT UNSUPPORTED (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date:	76/161,029	2,817,092	41—Publication and online publication of books, text books, manuals and educational materials, namely brochures, leaflets, journals and pamphlets in the field of children’s education.	4/11/2002; 4/24/2002 (in commerce)	2/24/2004	2/24/2009- 2/24/2010	2/24/2013- 2/24/2014
	3/15/2005 Conveyance:
	Security Interest)
Intellitools, Inc./Cambium Learning, Inc 8974.003	OVERLAY MAKER	75/746,239	2,345,576	9—Computer software for creating custom keyboard configurations and manuals therefor sold as a unit.	2/16/1993	4/25/2000	Filed Accepted	4/25/2009- 4/25/2010

14

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Cambium Learning (New York), Inc. 8974.003	PROBLEM SOLVING STEP BY STEP (Assignor: Metropolitan Teaching and Learning Co., Inc.; Metropolitan Teaching and Learning Company, Inc.; Metropolitan Teaching and Learning Company Recordation Date: 12/16/2003) (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	76/486,353	2,862,154	9—Computer software for use in mathematics instruction and testing; prerecorded videotapes, pre-recorded audio cassettes, and prerecorded CD-ROMs for use in mathematics instruction and testing.

				16—Printed instructional, educational and teaching materials for children, namely text books, workbooks, pamphlets, and brochures; instructors’ materials, namely, teacher-edition guidebooks, lesson plans, paper and plastic transparencies; and testing materials, namely, exercise sheets and books directed to exam preparation; all in the field of mathematics.	1/2/1999	7/13/2004	7/13/2009-7/13/2010	7/13/2013-7/13/2014

15

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	READ WELL (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	78/168,123	2,823,128	16—Printed publications, namely a series of children’s educational books on the topics of reading and writing.	2/1998	3/16/2004	3/16/2009-3/16/2010	3/16/2013-3/16/2014

Cambium Learning (New York), Inc. 8974.003	READING CENTRAL (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc.,& Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	76/611,651	3,165,698	16—Printed instructional, educational and teaching materials for children, namely textbooks, workbooks, pamphlets, brochures, instructors material in the nature of teacher-edition guidebooks, lesson plans, paper and plastic transparencies and testing materials in the nature of exercise sheets and books all directed to exam preparation.	1/1/2004	10/31/2006	10/31/2011-10/31/2012	10/31/2015-10/31/2016

Intellitools, Inc.,/Cambium Learning, Inc 8974.003	READYMADE	78/139,953	2,751,461	9—Educational computer software featuring activities for children and instruction manuals therefor sold as a unit.	6/20/2002	8/12/2003	8/12/2009-8/12/2009	8/12/2012-8/12/2013

16

March 29, 2007

					Date of first	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[1] Due
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	REWARDS	76/645,171	3,190,657	16—Printed materials, namely, teacher manuals, student workbooks, posters, and transparencies, all in the area of reading instruction

				41—Educational services, namely, providing teacher training in the area of reading instruction	7/12/2000	1/02/07

Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	RIDE	76/645,170	3,200,138	9—CD-ROMs featuring tutorials for teachers in the field of academic and behavioral interventions for the classroom in grades pre-kindergarten-12

				41—Educational services, namely, providing online teacher training via the Internet in the field of academic and behavioral interventions for the classroom in grades pre-kindergarten-12	1/21/1994	1/23/07

Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	STEP UP TO WRITING (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	76/199,932	2,558,492	16—Books on writing instruction; printed training manuals in the field of writing instruction, student and teacher workbooks in the field of writing instruction.

				41—Educational seminars, namely teacher training in the field of writing instruction.	8/1999	4/9/2002	4/9/2007-4/9/2008	4/9/2011-4/9/2012

17

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	STEP UP TO WRITING (Design only) (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	76/199,931	3,038,689	16—Primary and secondary educational books on literacy training and writing instructions; printing training manuals in the field of literacy training and writing instruction for children and young adults.

				41—Educational seminars, namely teacher training in the field of writing instruction for children and young adults.	8/1999	1/10/2006	l/10/2011-1/10/2012	1/10/2015-1/10/2016

Intellitools, Inc./Cambium Learning, Inc 8974.003	SWITCHIT	75/554,320	2,386,323	9—Computer software programs especially adapted for severly physically challenged computer users operating an on/off device for activation and selection.	3/1998	9/12/2000	Filed Accepted	9/12/2009-9/12/2010

Cambium Learning (New York), Inc. 8974.003	VIAJES	76/585,735	3,088,079	16—Printed instructional, educational and teaching materials for use in teaching children mathematics, namely, textbooks, workbooks, pamphlets, teacher-edition guidebooks, lesson plans, paper and plastic transparencies, and testing materials in the nature of exercise sheets, exercise worksheets, and exercise form sheets.	1/1/2005	5/2/2006	5/2/2011-5/2/2012	5/2/2015-5/2/2016

18

March 29, 2007

					Date of First	Date of	§§ 8 & 15	§§ 8 & 9
Registrant/Client[1]	Mark	Serial No.	Registration No.	Class of Goods/Services	Use	Registration	Aff.[2] Due	Renewal[3] Due
Cambium Learning, Inc. 8974.003	THE VOICE OF URBAN EDUCATION (Assignors: Cambium Learning, Inc., Cambium Learning (New York), Inc., & Sopris West Educational Services, Inc. Assignee: Citizens Bank of Massachusetts Recordation Date: 3/15/2005 Conveyance: Security Interest)	76/577,405	3,074,040	16— Printed instructional, educational and teaching materials for children, namely, textbooks, workbooks, pamphlets, brochures, instructors materials, namely, teacher-edition guidebooks, lesson plans, paper and plastic transparencies, and testing materials, namely, exercise sheets and books directed to exam preparation, all in the fields of math, reading, English language studies, and social studies.	l/l/2005	3/28/2006	3/28/2011- 3/28/2012	3/28/2015- 3/28/2016

19

Pending Trademarks

     Check this with Docket to be sure Docket has all deadlines.
KOTIN, CRABTREE & STRONG, LLP
Federal Pending Mark Applications
March 29, 2007

Applicant/Client[1]	Mark	Class	First Use	Serial No.	Action	Date
IntelliTools, Inc./Cambium Learning, Inc 8974.003	INTELLIKEYS Janice Przystal of Blake, Cassels & Graydon LLP, Toronto, Ontario, Canada, is handling this application for registration	9—Computer keyboard.	6/1/1992	CIPO App. No. 1,302,158	Filing Date Examiner’s Report Response Due	5/18/2006 10/17/2006 2/17/2007 U.S. Reg. No. 1,785,295

Intellitools, Inc./Cambium Learning, Inc 8974.003	INTELLISWITCH Riches, McKenzie & Herbert LLP, Toronto Ontario, Canada, is handling this application for registration	9—Computer input device.	Proposed Use in Canada	CIPO App. No. 1,256,466	Filing Date	5/4/2005 but claiming priority filing date of 5/2/2005 of U.S. Appl. No. 78/620718

IntelliTools, Inc./Cambium Learning, Inc 8974.003	INTELLITOOLS Janice Przystal of Blake, Cassels & Graydon LLP, Toronto, Ontario, Canada, is handling this application for registration	9—(1) Computer keyboards and parts therefore; and (2) Educational computer software for use in connection with K-6 students and severely physically challenged computer users, namely, computer software for creating custom keyboard configurations, computer software for creating graphic works, computer software for word processing with voice output capability, computer software for use in teaching multiple languages, educational computer software featuring activities for children, computer software programs especially adapted for severely physically challenged computer users operating an on/off device for activation and selection, educational software for teaching K-6 level reading, mathematics and problem solving, computer software utility program for use in making overlays for computer input devices, computer software which allows both teachers and students to author learning activities, create animation, import pictures, import movies, and import web contest.	(1)7/1/1993; and (2)6/2001	CIPO App. No. 1,302,153 (This application combines into one the two U.S. Class 9 registrations of this mark.)	Filing Date Examiner’s Report Response Due	5/18/2006 10/17/2006 2/17/2007

[1]	Sometimes applicant’s name is not the same as the client’s name. Generally, applicant’s name will be first followed by a slash and client’s name.

Applicant/Client[1]	Mark	Class	First Use	Serial No.	Action	Date
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	POSITIVE SCHOOL CLIMATE	41—Educational services, namely, providing online advice and information to educators concerning student behavior, classroom management, school psychology, educational improvement, and school discipline, and concerning texts and other resources available for in-depth study of such issues	12/2004	76/645172	Filing Date Office Action Response to PTO Office Action Response Due	8/15/2005 3/4/2006 8/4/2006 8/29/2006 2/29/2007

2

Applicant/Client[1]	Mark	Class	First Use	Serial No.	Action	Date
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	SOPRIS WEST	9—Prerecorded CD-ROMs, videotapes, laser disks, DVDs, downloadable electronic publications, and downloadable video recordings, all featuring curricular information, books, textbooks, teaching information, information for parents, guides for students, student workbooks, student test materials, and materials for assessing student abilities, disabilities, and performance, in the fields of reading, language arts, literacy, mathematics, social studies, student behavior, school climate, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for teachers, and instructional resources and strategies, all as applicable to grades pre-Kindergarten-12	1978	76/645169	Filing Date Office Action Response to PTO Office Action Response Due	8/15/2005 3/7/2006 8/9/2006 8/29/2006 2/29/2007

		16—Printed materials, namely, books, textbooks, teaching information, information for parents, guides for students, student workbooks, student test materials, and materials for assessing student abilities, disabilities, and performance, in the fields of reading, language arts, literacy, mathematics, social studies, student behavior, school climate, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for teachers and instructional resources and strategies, all as applicable to grades pre-kindergarten-12

		41—Educational services, namely, teacher training and coaching, instructional services provided to students, developing customized educational curricular materials for school systems, and conducting conferences and institutes, all in the fields of reading, language arts, literacy, mathematics, social studies, student behavior, school climate, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for educators, and instructional resources and strategies, as applicable to grades pre-kindergarten-12

3

Applicant/Client[1]	Mark	Class	First Use	Serial No.	Action	Date
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	Miscellaneous Design (SOPRIS WEST Design / double diamonds only)	9—Prerecorded CD-ROMs, videotapes, laser disks, DVDs, downloadable electronic publications, and downloadable video recordings, all featuring curricular information, books, textbooks, teaching information, information for parents, guides for students, student workbooks, student test materials, and materials for assessing student abilities, disabilities, and performance, in the fields of reading, language arts, literacy, mathematics, social studies, student behavior, school climate, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for teachers, and instructional resources and strategies, all as applicable to grades pre-kindergarten-12	1978	76/645168	Filing Date Office Action Response to PTO Office Action Response Due	8/15/2005 3/7/2006 8/9/2006 8/30/2006 2/30/20007

		16—Printed materials, namely, books, textbooks, teaching information, information for parents, guides for students, student workbooks, student test materials, and materials for assessing student abilities, disabilities, and performance, in the fields of reading, language arts, literacy, mathematics, social studies, student behavior, school climate, pre-kindergarten studies, special education, understanding and helping children with special educational needs, professional development for teachers and instructional resources and strategies, all as applicable to grades pre-kindergarten-12

		41—Educational services, namely, teacher training and coaching; instructional services provided to students, developing customized educational curricular materials for school systems, and conducting conferences and institutes, all in the fields of reading, language arts, literacy, mathematics, social studies, student behavior, school climate, pre- kindergarten studies, special education, understanding and helping children with special educational needs, professional development for educators, and instructional resources and strategies, as applicable to grades pre-kindergarten-12

4

Applicant/Client[1]	Mark	Class	First Use	Serial No.	Action	Date
Sopris West Educational Services, Inc./Cambium Learning, Inc. 8974.003	TRANSMATH	16—Printed materials, namely, books, textbooks, teachers’ guides, manuals, program guides, student workbooks, student test materials, materials for assessing student abilities, and teacher training materials, all in the field of mathematics.	Intent-to-Use	76/665846	Filing Date	9/11/2006

41—Educational services, namely, conducting workshops and training for teachers in the field of mathematics.

5

Copyrights

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
75
Cambium Learning, Inc.
1	Step up to writing	Cambium Learning, Inc.	TX-5-093-741	19 Nov 99	Maureen E. Auman	29-Jun-05
2	Step up to writing : classroom reproducibles, 2nd edition, English : grades 3 and above (adaptable for K-2)	Cambium Learning, Inc.	TX-5-559-865	26 Jul 02	Maureen E. Auman	29-Jun-05
3	Step up to writing, 2nd edition : overhead masters for transparencies and student handouts	Cambium Learning, Inc.	TX-5-559-866	26 Jul 02	Maureen E. Auman	29-Jun-05
4	Step up to Writing	Cambium Learning, Inc.	TX-5-587-956	26 Jul 02	Maureen E. Auman	29-Jun-05
5	Write at your doorstep	Cambium Learning, Inc.	TX-5-583-845	26 Sep 02	Maureen E. Auman	29-Jun-05
6	Step up to writing : level 1	Cambium Learning, Inc.	TX-5-618-964	26 Jul 02	Maureen E. Auman	29-Jun-05
7	Step up to writing poster set	Cambium Learning, Inc.	TX-5-623-385	26-Sep-02	Maureen E. Auman	29-Jun-05
8	Step up to writing, 2nd edition : professional development packet	Cambium Learning, Inc.	TX-5-623-389	26 Sep 02	Maureen E. Auman	29-Jun-05
9	Step up classroom reproducibles : 2nd edition—English, grades 3 and above	Cambium Learning, Inc.	TX-5-623-391	26 Sep 02	Maureen E. Auman	29-Jun-05
10	Step up to writing : level 1-2 : handy pages	Cambium Learning, Inc.	TX-5-624-189	26 Sep 02	Maureen E. Auman	29-Jun-05
11	Step up to writing, 2nd edition : overhead masters for transparencies and student handouts	Cambium Learning, Inc.	TX 5-624-189	26 Sep 02	Maureen E. Auman	29-Jun-05
12	Maureen Auman’s practical writing series	Cambium Learning, Inc.	TX-5-676-183	26 Sep 02	Maureen E. Auman	29-Jun-05
13	Step up to writing. By Maureen E. Auman (Supplement to Registration: TX 5-093-741, 1999)	Cambium Learning, Inc.	TX-5-747-179	26 Sep 02	Maureen E. Auman	29-Jun-05
14	Step up to writing. By Maureen E. Auman, 2nd ed. (Supplement to Registration: TX 5-587-956, 2002)	Cambium Learning, Inc.	TX-5-801-716	24 Feb 03	Maureen E. Auman	29-Jun-05
15	Step up to Writing—Classroom reproducibles, 2nd edition, English. By Maureen E. Auman. (Supplement to Registration: TX 5-559-865, 2002)	Cambium Learning, Inc.	TX-5-801-717	24 Feb 03	Maureen E. Auman	29-Jun-05

1

			Registration	Date of		Date of
	Title of Work	Author/Claimant/Assignee	Number	Registration	Assignor	Recordation
16	Step up to writing, 2nd edition—overhead masters for transparencies and student handouts. By Maureen E. Auman. (Supplement to Registration: TX 5-559-866, 2002)	Cambium Learning, Inc.	TX-5-801-718	24 Feb 03	Maureen E. Auman	29-Jun-05
17	Step up to writing poster set. By Maureen E. Auman. (Supplement to Registration: TX 5-618-964, 2002)	Cambium Learning, Inc.	TX-5-801-719	24 Feb 03	Maureen E. Auman	29-Jun-05
18	Step up to writing. By Maureen E. Auman. (Supplement to Registration: TX 5-093-741, 1999)	Cambium Learning, Inc.	TX-5-801-720	24 Feb 03	Maureen E. Auman	29-Jun-05
Cambium Learning (New York), Inc.
1	A Giant Surprise	Cambium Learning (New York), Inc.	TX-2-671-803	18-Oct-89	American Teacher Publications	29-Dec-03
2	Amazing Aunt Agatha	Cambium Learning (New York), Inc.	TX-2-806-364	8-May-90	American Teacher Publications	29-Dec-03
3	Animal Babies 1, 2, 3	Cambium Learning (New York), Inc.	TX-2-806-177	8-May-90	American teacher Publications	29-Dec-03
4	Armando asked, “Why?”	Cambium Learning (New York). Inc.	TX-2-806-365	8-May-90	American Teacher Publications	29-Dec-03
5	Does the Moon Change Shape?	Cambium Learning (New York), Inc.	TX-2-691-194	4-Oct-89	American Teacher Publications	29-Dec-03
6	Eak gob lobe	Cambium Learning (New York), Inc.	TX-2-691-193	4-Oct-89	American Teacher Publications	28-Dec-03
7	George Washington Carver, plant doctor	Cambium Learning (New York), Inc.	TX-2-691-192	4-Oct-89	American Teacher Publications	29-Dec-03
8	Get Set and Go	Cambium Learning (New York), Inc.	TX-2-672-482	12-Sep-89	American Teacher Publications	29-Dec-03
9	Happy Birthday!	Cambium Learning (New York), Inc.	TX-2-691-199	4-Oct-89	American Teacher Publications	29-Dec-03
10	Here Comes Kate!	Cambium Learning (New York), Inc.	TX-2-691-196	4-Oct-89	American Teacher Publications	29-Dec-03
11	Honey Bees	Cambium Learning (New York), Inc.	TX-2-672-479	12-Sep-89	American Teacher Publications	29-Dec-03
12	How Big? How Fast? How Hungry? : a book about cats	Cambium Learning (New York), Inc.	TX-2-802-787	8-May-90	American Teacher Publications	29-Dec-03
13	How Do Plants Get Food?	Cambium Learning (New York), Inc.	TX-2-672-481	12-Sep-89	American Teacher Publications	29-Dec-03

2

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
14	How Spider Tricked Snake	Cambium Learning (New York), Inc.	TX-2-671-600	18-Oct-89	American Teacher Publications	29-Dec-03
15	I Like It When...	Cambium Learning (New York), Inc.	TX-2-801-667	8-May-90	American Teacher Publications	29-Dec-03
16	Ice Cream	Cambium learning (New York), Inc.	TX-2-691-188	4-Oct-89	American Teacher Publications	29-Dec-03
17	Jane Goodall and the Chimpanzees	Cambium Learning (New York), Inc.	TX-2-691-198	4-Oct-89	American Teacher Publications	29-Dec-03
18	Lazy Jack and the Silent Princess	Cambium Learning (New York), Inc.	TX-2-671-611	18-Oct-89	American Teacher Publications	29-Dec-03
19	Let’s Take the Bus	Cambium Learning (New York), Inc.	TX-2-672-485	12-Sep-89	American teacher Publications	29-Dec-03
20	Life with Max	Cambium Learning (New York), Inc.	TX-2-671-601	18-Oct-89	American Teacher Publications	29-Dec-03
21	Momotaro	Cambium Learning (New York), Inc.	TX-2-691-202	4-Oct-89	American Teacher Publications	29-Dec-03
22	My School, Your School	Cambium Learning (New York), Inc.	TX-2-806-178	8-May-90	American Teacher Publications	29-Dec-03
23	Nan and the Sea Monster	Cambium Learning (New York), Inc.	TX-2-671-602	18-Oct-89	American Teacher Publications	29-Dec-03
24	“Nothing Is Impossible,” said Nellie Bly	Cambium Learning (New York), Inc.	TX-2-691-191	4-Oct-89	American Teacher Publications	29-Dec-03
25	One Windy Day	Cambium Learning (New York), Inc.	TX-2-806-492	8-May-90	American Teacher Publications	29-Dec-03
26	Peanut Butter, Apple Butter, Cinnamon Toast : food riddles for you to guess	Cambium Learning (New York), Inc.	TX-2-806-179	8-May-90	American Teacher Publications	29-Dec-03
27	Pete Pig Cleans Up	Cambium Learning (New York), Inc.	TX-2-672-487	12-Sep-89	American Teacher Publications	23-Dec-03
28	Pizza!	Cambium Learning (New York), Inc.	TX-2-673-090	18-Oct-89	American Teacher Publications	29-Dec-03
29	Ready-Set-Read : teacher’s resource guide	Cambium Learning (New York), Inc.	TX-2-801-288	8-May-90	American Teacher Publications	29-Dec-03
30	Real readers teacher’s resource guide : blue level	Cambium Learning (New York), Inc.	TX-2-675-309	18-Oct-89	American Teacher Publications	29-Dec-03
31	Real readers teacher’s resource guide : green level	Cambium Learning (New York), Inc.	TX-2-671-388	18-Oct-89	American Teacher Publications	29-Dec-03
32	Real readers teacher’s resource guide : red level	Cambium Learning (New York), Inc.	TX-2-671-389	18-Oct-89	American Teacher Publications	29-Dec-03
33	Sharks, Sharks, Sharks	Cambium Learning (New York), Inc.	TX-2-673-092	18-Oct-89	American Teacher Publication	29-Dec-03
34	Specs : the true story of baseball player George Toporcer	Cambium Learning (New York), Inc.	TX-2-806-180	8-May-90	American Teacher Publications	29-Dec-03

3

			Registration	Date of		Date of
	Title of Work	Author/Claimant/Assignee	Number	Registration	Assignor	Recordation
35	Squanto and the First Thanksgiving	Cambium Learning (New York), Inc.	TX-2-691-200	4-Oct-89	American Teacher Publications	29-Dec-03
36	Super Parrot	Cambium Learning {New York), Inc.	TX-2-672-486	12-Sep-89	American Teacher Publications	29-Dec-03
37	Teeth	Cambium Learning (New York), Inc.	TX-2-691-190	4-Oct-89	American Teacher Publications	29-Dec-03
38	The Bedtime Beast	Cambium Learning (New York), Inc.	TX-2-691-197	4-Oct-89	American Teacher Publications	29-Dec-03
39	The Best Trick of All	Cambium Learning (New York), Inc.	TX-2-672-480	12-Sep-89	American Teacher Publications	29-Dec-03
40	The Fourth Little Pig	Cambium Learning (New York), Inc.	TX-2-808-363	8-May-90	American Teacher Publications	29-Dec-03
41	The New Kid	Cambium Learning (New York), Inc.	TX-2-691-201	4-Oct-89	American Teacher Publications	29-Dec-03
42	The Same But Different	Cambium Learning (New York), Inc.	TX-2-671-610	18-Oct-89	American Teacher Publications	29-Dec-03
43	The Squire Takes a Wife	Cambium Learning (New York), Inc.	TX-2-801-663	8-May-90	American Teacher Publications	29-Dec-03
44	The Story of Shoes	Cambium Learning (New York) Inc.	TX-2-671-599	18-Oct-89	American Teacher Publications	29-Dec-03
45	Tom Edison’s Bright Ideas	Cambium Learning (New York), Inc.	TX-2-673-093	18-Oct-89	American Teacher Publications	29-Dec-03
46	What Cat is That?	Cambium Learning (New York), Inc.	TX-2-672-484	12-Sep-89	American Teacher Publications	29-Dec-03
47	What Does it Do?: Inventions then and now	Cambium Learning (New York), Inc.	TX-2-806-176	8-May-90	American Teacher Publications	29-Dec-03
48	What is a Fossil?	Cambium Learning (New York), Inc.	TX-2-671-607	18-Oct-89	American Teacher Publications	29-Dec-03
49	When Winter Comes	Cambium Learning (New York), Inc.	TX-2-691-189	4-Oct-89	American Teacher Publications	29-Dec-03
50	Who’s There?	Cambium Learning (New York), Inc.	TX-2-691-195	4-Oct-89	American Teacher Publications	29-Dec-03
51	Wilbur and Orvilie and the Flying Machine	Cambium Learning (New York), Inc.	TX-2-671-604	18-Oct-89	American Teacher Publications	29-Dec-03
52	Working Dogs	Cambium Learning (New York), Inc.	TX-2-672-483	12-Sep-89	American Teacher Publications	29-Dec-03
1	A flag for our country	Cambium Learning (New York), Inc.	TX-3-538-443	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
2	A flag for our country	Cambium Learning (New York), Inc.	TX-3-651-326	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03

4

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
3	A Place Called Heartbreak: a story of Vietnam	Cambium Learning (New York), Inc.	TX-3-534-462	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
4	A Place Called Heartbreak: a story of Vietnam	Cambium Learning (New York), Inc.	TX-3-643-580	21-Sep-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
5	A matter of conscience: the trial of Anne Hutchinson	Cambium Learning (New York), Inc.	TX-3-603-989	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
6	A matter of conscience: the trial of Anne Hutchinson	Cambium Learning (New York), Inc.	TX-3-643-579	21-Sep-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
7	All for the better: a story of el barrio	Cambium Learning (New York), Inc.	TX-3-581-616	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
8	All for the better: a story of el barrio	Cambium Learning (New York), Inc.	TX-3-803-366	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
9	Bolivar drives Spain from Peru	Cambium Learning (New York), Inc.	TX-3-805-894	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
10	Building a dream: Mary Bethune’s school	Cambium Learning (New York), Inc.	TX-3-535-768	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
11	Building a dream: Mary Bethune’s school	Cambium Learning (New York), Inc.	TX-3-853-597	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
12	Causa: the migrant farmworkers’ story	Cambium Learning (New York), Inc.	TX-3-538-437	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
13	[La] Causa: the migrant farmworkers’ story	Cambium Learning (New York), Inc.	TX-3-563-270	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
14	Columbus sails again	Cambium Learning (New York), Inc.	TX-3-843-582	14-Jun-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
15	Communists take Saigon	Cambium Learning (New York), Inc.	TX-3-805-891	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
16	Coronado’s Golden Quest	Cambium Learning (New York), Inc.	TX-3-617-811	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03

5

			Registration	Date of		Date of
	Title of Work	Author/Claimant/Assignee	Number	Registration	Assignor	Recordation
17	Coronado’s Golden Quest	Cambium Learning (New York), Inc.	TX-3-656-757	8-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
18	Dame Shirley and the Gold Rush	Cambium Learning (New York), Inc.	TX-3-601-701	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
19	Dame Shirley and the Gold Rush	Cambium Learning (New York), Inc.	TX3-617-810	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
20	Days of courage: the Little Rock story	Cambium Learning (New York), Inc.	TX-3-585-616	8-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
21	Days of courage: the Little Rock story	Cambium Learning (New York), Inc.	TX-3-603-370	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
22	Dragon Parade: a Chinese New Year story	Cambium Learning (New York), Inc.	TX-3-535-767	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
23	Dragon Parade: a Chinese New Year story	Cambium Learning (New York), Inc.	TX-3-639-829	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
24	DSI Job Search Program	Cambium Learning (New York), Inc.	PA-146-101	8-Jun-82	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
25	Earthquake!: San Francisco, 1906	Cambium Learning (New York), Inc.	TX-3-532-061	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
26	Earthquake!: San Francisco, 1906	Cambium Learning (New York), Inc.	TX-3-601-704	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
27	Egypt opens Suez Canal	Cambium Learning (New York), Inc.	TX-3-805-898	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
28	European Powers Carve Up Africa	Cambium Learning (New York), Inc.	TX-3-805-895	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
29	Fireworks with George Plimpton no. 12494	Cambium Learning (New York), Inc.	PA-772-209	21-Oct-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
30	French king beheaded	Cambium Learning (New York), Inc.	TX-3-805-897	18-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03

6

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
31	Germany Surrenders	Cambium Learning (New York), Inc.	TX-3-805-892	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
32	Glorious days, dreadful days: the Battle of Bunker Hill	Cambium Learning (New York). Inc.	TX-3-535-769	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
33	Glorious days, dreadful days: the Battle of Bunker Hill	Cambium Learning (New York), Inc.	TX-3-843-581	21-Sep-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
34	Marshal history of the US Marshal Service	Cambium Learning (New York), Inc.	TX-3-317-317	16-Mar-92	Dialogue Systems Inc., a/k/a Curriculum Concepts	29-Dec-03
35	Mayflower lands!	Cambium Learning (New York), Inc.	TX-3-843-664	14-Jun-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
36	New friends in a new land: a Thanksgiving story	Cambium Learning (Now York), Inc.	TX-3-587-789	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
37	New friends In a new land: a Thanksgiving story	Cambium Learning (New York), Inc.	TX-3-639-828	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
38	Never turn back: Father Serra’s mission	Cambium Learning (New York), Inc.	TX-3-601-703	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
39	Never turn back: Father Serra’s mission	Cambium Learning (New York), Inc.	TX-3-634-143	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
40	Osceois, patriot and warrior	Cambium Learning (New York), Inc.	TX-3-586-490	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
41	Osceois, patriot and warrior	Cambium Learning (New York), Inc.	TX-3-656-755	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
42	Save the Everglades	Cambium Learning (New York), Inc.	TX-3-603-988	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
43	Save the Everglades	Cambium Learning (New York), Inc.	TX-3-633-018	8-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
44	South Africa trees Mandela	Cambium Learning (New York), Inc.	TX-3-805-899	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03

7

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
45	Stories of America: teacher’s guide: against all odds	Cambium Learning (New York), Inc.	TX-3-537-915	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
46	Stories of America: teacher’s guide: holidays	Cambium Learning (New York), Inc.	TX-3-492-136	16-Feb-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
47	Stones of America: teacher’s guide: holidays	Cambium Learning (New York), Inc.	TX-3-538-442	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
48	Stories of America: teacher’s guide: personal challenge	Cambium Learning (New York), Inc.	TX-3-492-137	16-Feb-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
49	Stories of America: teacher’s guide: personal challenge	Cambium Learning (New York), Inc.	TX-3-538-396	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
50	Stories of America: teacher’s guide: stand up and be counted	Cambium Learning (New York), Inc.	TX-3-492-133	16-Feb-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
51	Stories of America: teacher’s guide: stand up and be counted	Cambium Learning (New York), Inc.	TX-3-538-441	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
52	Stories of America: teacher’s guide: working together	Cambium Learning (New York), Inc.	TX-3-492-135	16-Feb-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
53	Stories of America: teacher’s guide; working together	Cambium Learning (New York), Inc.	TX-3-537-919	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
54	Tales from the underground railroad	Cambium Learning (New York), Inc.	TX-3-593-644	13-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
55	Tales from the underground railroad	Cambium Learning (New York), Inc.	TX-3-803-369	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
56	The mountain man and the president	Cambium Learning (New York), Inc.	TX-3-583-744	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
57	The mountain man and the president	Cambium Learning (New York), Inc.	TX-3-617-812	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03
58	The Performance Review: a dialogue systems training program for managers	Cambium Learning (New York), Inc.	PA-148-099	8-Jun-82	Dialogue Systems, Inc., a/k/a Curriculum concepts	29-Dec-03

8

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
59	The Selection Interview: a dialogue systems training program for managers	Cambium Learning (New York), Inc.	PA-146-098	8-Jun-82	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
60	The tenement writer: an immigrant’s story	Cambium Learning (New York), Inc.	TX-3-588-491	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
61	The tenement writer: an immigrant’s story	Cambium Learning (New York), Inc.	TX-3-822-833	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
62	The Termination Interview: a dialogue systems training program for managers	Cambium Learning (New York), Inc.	PA-148-100	8-Jun-82	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
63	The world history herald: vol. 1, no. 1-10: teacher’s guide	Cambium Learning (New York), Inc.	TX-3-731-561	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
64	The world history herald: vol. 1, no. 1, February 10, 1793: yesterday’s news today	Cambium Learning (New York), Inc.	TX-3-726-081	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
65	The world history herald: vol. 1, no. 2, December 30, 1824: yesterday’s news today	Cambium Learning (New York), Inc.	TX-3-726-205	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
66	The world history herald: vol. 1, no. 7, August 16, 1947: yesterday’s news today	Cambium Learning (New York), Inc.	TX-3-726-078	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
67	The world history herald: vol. 1, no. 8, July 28, 1953: yesterday’s news today	Cambium Learning (New York), Inc.	TX-3-726-077	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
68	The world history herald: vol. 1, no. 9, May 1, 1975: yesterday’s news today	Cambium Learning (New York), Inc.	TX-3-726-079	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
69	The world history herald: vol. 1, no. 10, February 12, 1990: yesterday’s news today	Cambium Learning (New York), Inc.	TX-3-726-080	21-Jan-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
70	These lands are ours: Tecumseh’s fight for the old northwest	Cambium Learning (New York), Inc.	TX-3-617-813	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
71	These lands are ours: Tecumseh’s fight for the old northwest	Cambium Learning (New York), Inc.	TX-3-653-595	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
72	They shall be heard: Susan B. Anthony & Elizabeth Cady Stanton	Cambium Learning (New York), Inc.	TX-3-538-436	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03

9

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
73	They shall be heard: Susan B. Anthony & Elizabeth Cady Stanton	Cambium Learning (New York), Inc.	TX-3-617-801	13-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
74	Three Ships for Columbus	Cambium Learning (New York), Inc.	TX-3-537-914	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
75	Three Ships for Columbus	Cambium Learning (New York), Inc.	TX-3-651-327	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
76	To Fly with the Swallows: a story of old California	Cambium Learning (New York), Inc.	TX-3-535-756	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
77	To Fly with the Swallows: a story of old California	Cambium Learning (New York), Inc.	TX-3-656-756	6-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
78	Trail of tears	Cambium Learning (New York), Inc.	TX-3-843-563	14-Jun-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
78	Truce ends Korean War	Cambium Learning (New York), Inc.	TX-3-805-890	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
80	Victory for Gandhi	Cambium Learning (New York), Inc.	TX-3-805-893	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
81	Viva Mexicol: a story of Benito Juarez and Cinco de Mayo	Cambium Learning (New York), Inc.	TX-3-634-147	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
82	Viva Mexicol: a story of Benito Juarez and Cinco de Mayo	Cambium Learning (New York), Inc.	TX-3-653-611	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
83	Viva Mexico	Cambium Learning (New York), Inc.	SR-197-674	30-Oct-95	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
84	Walking for Freedom: the Montgomery bus boycott	Cambium Learning (New York), Inc.	TX-3-537-918	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
85	Walking for Freedom: the Montgomery bus boycott	Cambium Learning (New York), Inc.	TX-3-653-596	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
86	War declared in Europe	Cambium Learning (New York), Inc.	TX-3-805-896	16-May-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03

10

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
87	We want Jobs! : a story of the Great Depression	Cambium Learning (New York), Inc.	TX-3-581-778	7-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
88	We want jobs! : a story of the Great Depression	Cambium Learning (New York), Inc.	TX-3-603-987	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
89	Welcome to America	Cambium Learning (New York), Inc.	TX-3-843-565	14-Jun-94	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
90	When justice failed : the Fred Korematsu story	Cambium Learning (New York), Inc.	TX-3-617-814	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
91	When justice failed : the Fred Korematsu story	Cambium Learning (New York), Inc.	TX-3-678-904	7-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
92	Young Martin’s Promise	Cambium Learning (New York), Inc.	TX-3-634-148	8-Apr-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
93	Young Martin’s Promise	Cambium Learning (New York), Inc.	TX-3-653-612	1-Jul-93	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
94	Young Martin’s Promise	Cambium Learning (New York), Inc.	SR-204-072	30-Oct-95	Dialogue Systems, Inc., a/k/a Curriculum Concepts	29-Dec-03
Metropolitan Teaching and Learning

1	The Animal Data Files	Metropolitan Teaching and Learning (Author: Judy Rosenbaum, work for hire)	TX-6-109-583	17-Feb-05
2	Coins Count	Metropolitan Teaching and Learning (Author: Adria Klein, work for hire)	TX-6-109-584	17-Feb-05
3	What’s the Difference?	Metropolitan Teaching and Learning (Author: Jack Beers, work for hire)	TX-6-109-585	17-Feb-05
4	Finding Fraction Facts	Metropolitan Teaching and Learning (Author: Jack Beers work for hire)	TX-6-109-586	17-Feb-05
5	Adding It Up	Metropolitan Teaching and Learning (Author: Adria Klein, work for hire)	TX-6-109-587	17-Feb-05
6	It’s time for the Park	Metropolitan Teaching and Learning (Author: Christine Economos, work for hire)	TX-6-109-588	17-Feb-05

11

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
7	Real-Life Multiplication	Metropolitan Teaching and Learning (Author: Jack Beers, work for hire)	TX 6-109-589	17-Feb-05
8	How Hot is Hot	Metropolitan Teaching and Learning (Author: Jack Beers, work for hire)	TX 6-109-590	17-Feb-05
9	Measuring Tails	Metropolitan Teaching and Learning (Author: Judy Rosenbaum, employer for hire)	TX 6-109-591	17-Feb-05

1	A City Grows: The Story of Chicago — cludad crece: Is historia de Chicago	Cambium Learning (New York), Inc.	TX-5-555-548	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
2	Building a Dream: Mary Bethune’s School: Student Handbook	Cambium Learning (New York), Inc.	TX-5-555-558	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
3	Causa: The Migrant Farm Workers’ Story : Student Handbook	Cambium Learning (New York), Inc.	TX-5-555-554	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
4	Grade 1 : Student Handbook	Cambium Learning (New York), Inc.	TX-5-555-561	28-June-02	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

12

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
5	Grade 2 : Student Handbook	Cambium Learning (New York), Inc.	TX-5-555-556	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company. Inc.	29-Dec-03
6	Hacia adelante : manual del estudiante: grado 1	Cambium Learning (New York), Inc.	TX-5-601-727	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company. Inc.	29-Dec-03
7	Hacia adelante : manual del estudiante: grado 2	Cambium Learning (New York), Inc.	TX-5-601-728	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
8	Kindergarten : manual del estudiante	Cambium Learning (New York), Inc.	TX-5-555-557	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
9	Kindergarten : Student Handbook	Cambium Learning (New York), Inc.	TX-5-555-553	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

13

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
10	Mathematics in the Community: Grade 3: Summer Bridge 2000 Program	Cambium Learning (New York), Inc.	TX-5-555-552	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
11	Mathematics in the Community: Grade 6: Summer Bridge 2000 Program	Cambium Learning (New York), Inc.	TX-5-555-551	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, lnc.	29-Dec-03
12	Mathematics in the Community: Grade 8: Summer Bridge 2000 Program	Cambium Learning (New York), Inc.	TX-5-555-550	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company. Inc.	29-Dec-03
13	Metro Early Reading — My Letter Book	Cambium Learning (New York), Inc.	TX-5-461-401	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
14	Metro Early Reading Program— A Bag for Dad	Cambium Learning (New York), Inc.	TX-5-193-682	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

14

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
15	Metro Early Reading Program— A Bug in the Bathtub	Cambium Learning (New York), Inc.	TX-5-193-717	17-Nov-00	Metropolitan Teaching and Learning Co., Inc, a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
16	Metro Early Reading Program— A Day with Mom	Cambium Learning (New York), Inc.	TX-5-193-674	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
17	Metro Early Reading Program— A Hug and Hot Chocolate	Cambium Learning (New York), Inc.	TX-5-193-734	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
18	Metro Early Reading Program— A Pet for Jed	Cambium Learning (New York), Inc.	TX-5-191-668	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
19	Metro Early Reading Program— A Tadpole at the Lake	Cambium Learning (New York), Inc.	TX-5-191-670	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

15

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
20	Metro Early Reading Program— A Very Bad Day	Cambium Learning (New York), Inc.	TX-5-193-720	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
21	Metro Early Reading Program— At the Zoo	Cambium Learning (New York), Inc.	TX-5-193-733	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
22	Metro Early Reading Program— Can We Have Same?	Cambium Learning (New York), Inc.	TX-5-193-678	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, lnc.	29-Dec-03
23	Metro Early Reading Program— Did You See Boo?	Cambium Learning (New York), Inc.	TX-5-191-671	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
24	Metro Early Reading Program— Do You like Me?	Cambium Learning (New York), Inc.	TX-5-193-676	17-Nov-00	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

16

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
25	Metro Early Reading Program— Down, Mop. Down!	Cambium Learning (New York), Inc.	TX-5-193-683	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
26	Metro Early Reading Program— Game Day	Cambium Learning (New York), Inc.	TX-5-193-681	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
27	Metro Early Reading Program— Get Down From That Vine	Cambium Learning (New York), Inc.	TX-5-193-703	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, lnc.	29-Dec-03
28	Metro Early Reading Program— Get Rid of That Dog	Cambium Learning (New York), Inc.	TX-5-193-721	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
29	Metro Early Reading Program— Glide, Frog. Glidel	Cambium Learning (New York), Inc.	TX-5-191-669	17-Nov-00	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

17

				Date of		Date of
	Title of Work	Author/ Claimant/ Assignee	Registration Number	Registration	Assignor	Recordation
30	Metro Early Reading Program— Good Times at the Lake	Cambium Learning (New York), Inc.	TX-5-193-701	17-Nov-00	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
31	Metro Early Reading Program— Have You Met My Pet?	Cambium Learning (New York), Inc.	TX-5-193-718	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
32	Metro Early Reading Program— I Am Ben	Cambium Learning (New York), Inc.	TX-5-193-759	17-Nov-00	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
33	Metro Early Reading Program— I Don’t Want to Scare You	Cambium Learning (New York), Inc.	TX-5-193-758	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
34	Metro Early Reading Program— Is Boo with You?	Cambium Learning (New York), Inc.	TX-5-193-677	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

18

				Date of		Date of
	Title of Work	Author/ Claimant/ Assignee	Registration Number	Registration	Assignor	Recordation
35	Metro Early Reading Program— Is Tasha Up?	Cambium Learning (New York), Inc.	TX-5-193-684	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
36	Metro Early Reading Program— Just a Little	Cambium Learning (New York), Inc.	7X-5-193-675	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
37	Metro Early Reading Program— Make My Day	Cambium Learning (New York), Inc.	TX-5-191-658	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
38	Metro Early Reading Program— No Not Again	Cambium Learning (New York), Inc.	TX-5-193-732	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
39	Metro Early Reading Program— Rows and Rows of Marigolds	Cambium Learning (New York), Inc.	TX-5-193-757	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

19

				Date of		Date of
	Title of Work	Author/ Claimant/ Assignee	Registration Number	Registration	Assignor	Recordation
40	Metro Early Reading Program—Side by Side	Cambium Learning (New York), Inc.	TX-5-193-680	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
41	Metro Early Reading Program—Sidewalk Fun	Cambium Learning (New York), Inc.	TX-5-193-699	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
42	Metro Early Reading Program—Slide and Ride	Cambium Learning (New York), Inc.	TX-5-191-667	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
43	Metro Early Reading Program—The Best Pizza Place	Cambium Learning (New York), Inc.	TX-5-193-698	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
44	Metro Early Reading Program—The Pet Show	Cambium Learning (New York), Inc.	TX-5-193-700	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

20

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
45	Metro Early Reading Program—The Sitter	Cambium Learning (New York), Inc.	TX-5-193-697	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
46	Metro Early Reading Program—The Surprise Birthday	Cambium Learning (New York), Inc.	TX-5-191-657	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
47	Metro Early Reading Program—Three Pigs and a Wolf	Cambium Learning (New York), Inc.	TX-5-193-673	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
48	Metro Early Reading Program—What Can Sam Do?	Cambium Learning (New York), Inc.	TX-5-193-719	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
49	Metro Early Reading Program—What Was That?	Cambium Learning (New York), Inc.	TX-5-191-672	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

21

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
50	Metro Early Reading Program—When Will the Sun Come Out?	Cambium Learning (New York), Inc.	TX-5-193-679	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
51	Metro Early Reading Program—You Can Do a Lot With a Lot	Cambium Learning (New York), Inc.	TX-5-193-756	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
52	Metro Little Readers—A House For Patches	Cambium Learning (New York), Inc.	TX-5-437-163	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
53	Metro Little Readers—A Name For Baby	Cambium Learning (New York), Inc.	TX-5-437-174	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, lnc.	29-Dec-03
54	Metro Little Readers—A Party For Patches	Cambium Learning (New York), Inc.	TX-5-437-164	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

22

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
55	Metro Little Readers— A Trip To The Circus	Cambium Learning (New York), Inc.	TX-5-437-181	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
56	Metro Little Readers— All About Dinosaurs	Cambium Learning (New York), Inc.	TX-5-437-158	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
57	Metro Little Readers—Better Than You Think	Cambium Learning (New York), Inc.	TX-5-437-168	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
58	Metro Little Readers—Can You Keep A Secret?	Cambium Learning (New York), Inc.	TX-5-437-172	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
59	Metro Little Readers— Happiness is Having Friends	Cambium Learning (New York), Inc.	TX-5-437-179	09-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

23

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
60	Metro Little Readers— How To Take Pictures	Cambium Learning (New York), Inc.	TX-5-437-167	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
61	Metro Little Readers— Lost and Found	Cambium Learning (New York), Inc.	TX-5-437-160	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
62	Metro Little Readers— Make The Best Of It	Cambium Learning (New York), Inc.	TX-5-437-185	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
63	Metro Little Readers— Marta Stays Over	Cambium Learning (New York), Inc.	TX-5-437-161	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
64	Metro Little Readers— One Little Tooth	Cambium Learning (New York), Inc.	TX-5-437-159	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

24

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
65	Metro Little Readers— Pen Pals	Cambium Learning (New York), Inc.	TX-5-437-166	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
66	Metro Little Readers— Put Out The Fire	Cambium Learning (New York), Inc.	TX-5-437-184	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
67	Metro Little Readers— Spish, Spiash	Cambium Learning (New York), Inc.	TX-5-437-183	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
68	Metro Little Readers— The Best Book Talk	Cambium Learning (New York), Inc.	TX-5-437-182	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
69	Metro Little Readers— The Dog Ate My Homework Pad	Cambium Learning (New York), Inc.	TX-5-437-171	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

25

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
70	Metro Little Readers— The Horse Show	Cambium Learning (New York), Inc.	TX-5-446-585	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
71	Metro Little Readers— The Lean, Mean Pizza Machine	Cambium Learning (New York). Inc.	TX-5-437-175	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
72	Metro Little Readers—The Newspaper	Cambium Learning (New York), Inc.	TX-5-437-178	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
73	Metro Little Readers— The School Band	Cambium Learning (New York), Inc.	TX-5-437-177	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
74	Metro Little Readers—The Sidewalk Toy Stand	Cambium Learning (New York), Inc.	TX-5-437-170	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

26

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
75	Metro Little Readers— The Soccer Team	Cambium Learning (New York), Inc.	TX-5-437-165	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
76	Metro Little Readers— The Spring Block Party	Cambium Learning (New York), Inc.	TX-5-437-162	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
77	Metro Little Readers— The Treasure in The Attic	Cambium Learning (New York), Inc.	TX-5-437-173	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
78	Metro Little Readers— This Place Could Shine	Cambium Learning (New York), Inc.	TX-5-437-186	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
79	Metro Little Readers—We’ll Always Be Friends	Cambium Learning (New York), Inc.	TX-5-437-180	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

27

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
80	Metro Little Readers— We’re Good at Chores	Cambium Learning (New York), Inc.	TX-5-437-169	9-Oct-01	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
81	Metro Little Readers— What Do You Know?	Cambium Learning (New York), Inc.	TX-5-437-176	9-Oct-01	Metropolitan Teaching and Learning Co., Inc, a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
82	Metro Math Bridges- Blue Level S.E.	Cambium Learning (New York), Inc.	TX-5-547-230	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
83	Metro Math Bridges- Blue Level	Cambium Learning (New Yak), Inc.	TX-5-555-716	28-Jun-02	Metropolitan Teaching and Learning Co., Inc.. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc,	29-Dec-03
84	Metro Math Bridges- Gold Level	Cambium Learning (New York), Inc.	TX-5-555-718	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

28

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
85	Metro Math Bridges- Gold Level	Cambium Learning (New York), Inc.	TX-5-555-720	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
86	Metro Math Bridges- Green Level T.E.	Cambium Learning (New York), Inc.	TX-5-547-231	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
87	Metro Math Bridges-Green Level	Cambium Learning (New York), Inc.	TX-5-555-717	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
88	Metro Math Bridges-Red Level S.E.	Cambium Learning (New York), Inc.	TX-5-547-229	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
89	Metro Math Bridges-Red Level	Cambium Learning (New York), Inc.	TX-5-555-715	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

29

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
90	Metro Math Readers— Antes habla doce	Cambium Learning (New York), Inc.	TX-5-193-727	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
91	Metro Math Readers— Bears, Ten by Ten	Cambium Learning (New York), Inc.	TX-5-193-770	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
92	Metro Math Readers— Celebremos el 100	Cambium Learning (New York), Inc.	TX-5-193-780	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
93	Metro Math Readers— Circles	Cambium Learning (New York), Inc.	TX-5-193-693	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
94	Metro Math Readers— Circuios	Cambium Learning (New York), Inc.	TX-6-191-662	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

30

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
95	Metro Math Readers— Como usamos el dinero	Cambium Learning (New York), Inc.	TX-5-193-789	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
96	Metro Math Readers— Contamos con neustros amigos	Cambium Learning (New York), Inc.	TX-5-193-773	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
97	Metro Math Readers— Contemos las monedas	Cambium Learning (New York), Inc.	TX-5-193-775	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
98	Metro Math Readers— Counting on Friends	Cambium Learning (New York), Inc.	TX-5-193-788	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
99	Metro Math Readers— Cuadrados	Cambium Learning (New York), Inc.	TX-5-193-722	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

31

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
100	Metro Math Readers— Cual es?	Cambium Learning (New York), Inc.	TX-5-191-660	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
101	Metro Math Readers— Cual es is siguiente?	Cambium Learning (New York), Inc.	TX-5-193-704	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
102	Metro Math Readers— Cual es mas?	Cambium Learning (New York), Inc.	TX-5-193-784	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
103	Metro Math Readers— Cuales van juntos?	Cambium Learning (New York), Inc.	TX-5-191-663	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
104	Metro Math Readers— Cuantos falten?	Cambium Learning (New York), Inc.	TX-5-191-666	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

32

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
105	Metro Math Readers— Cuantos hay en total?	Cambium Learning (New York), Inc.	TX-5-191-665	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
106	Metro Math Readers— Cuantos son cincuenta?	Cambium Learning (New York), Inc.	TX-5-193-790	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
107	Metro Math Readers— Decenas y unidades juntas	Cambium Learning (New York), Inc.	TX-5-193-726	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
108	Metro Math Readers—Dedos de cinco en cinco	Cambium Learning (New York), Inc.	TX-5-193-761	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
109	Metro Math Readers— Dentro y fuera de la caja	Cambium Learning (New York), Inc.	TX-5-193-785	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

33

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
110	Metro Math Readers— El juego de las formas	Cambium Learning (New York), Inc.	TX-5-193-777	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
111	Metro Math Readers— El misterio de las medidas	Cambium Learning (New York), Inc.	TX-5-193-787	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
112	Metro Math Readers— El numero uno	Cambium Learning (New York), Inc.	TX-5-193-716	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
113	Metro Math Readers— El numero dos	Cambium Learning (New York), Inc.	TX-5-193-715	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
114	Metro Math Readers— El numero tres	Cambium Learning (New York), Inc.	TX-5-193-714	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

34

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
115	Metro Math Readers— El numero cuatro	Cambium Learning (New York), Inc.	TX-5-193-713	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
116	Metro Math Readers— El numero cinco	Cambium Learning (New York), Inc.	TX-5-193-712	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
117	Metro Math Readers— El numero sels	Cambium Learning (New York), Inc.	TX-5-193-711	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
118	Metro Math Readers— EL numero slete	Cambium Learning (New York), Inc.	TX-5-193-710	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
119	Metro Math Readers— EL numero ocho	Cambium Learning (New York), Inc.	TX-5-193-709	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

35

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
120	Metro Math Readers— El numero nueve	Cambium Learning (New York), Inc.	TX-5-193-708	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
121	Metro Math Readers— El numero dlez	Cambium Learning (New York), Inc.	TX-5-193-707	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
122	Metro Math Readers— El numero once	Cambium Learning (New York), Inc.	TX-5-193-706	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
123	Metro Math Readers—El numero doce	Cambium Learning (New York), Inc.	TX-5-193-723	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
124	Metro Math Readers— El numero impar trece	Cambium Learning (New York), Inc.	TX-5-193-788	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

36

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
125	Metro Math Readers— Feet Go Two by Two	Cambium Learning (New York), Inc.	TX-5-193-747	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
126	Metro Math Readers— Fingers Go Five by Five	Cambium Learning (New York), Inc.	TX-5-193-749	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
127	Metro Math Readers— Gasto monedas de diez una a una	Cambium Learning (New York), Inc.	TX-5-193-778	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
128	Metro Math Readers— Gira a ia izquierda, gira a ia deracha	Cambium Learning (New York), Inc.	TX-5-193-774	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
129	Metro Math Readers— Hagamos doce bolsitas de fiesta	Cambium Learning (New York), Inc.	TX-5-193-725	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

37

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
130	Metro Math Readers— Half is Fair	Cambium Learning (New York), Inc.	TX-5-193-748	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
131	Metro Math Readers— How Do We Use Money	Cambium Learning (New York), Inc.	TX-5-193-750	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
132	Metro Math Readers— How Many Are Missing?	Cambium Learning (New York), Inc.	TX-5-193-685	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
133	Metro Math Readers— How Many In All?	Cambium Learning (New York), Inc.	TX-5-193-688	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
134	Metro Math Readers— Haw Many is Fifty?	Cambium Learning (New York), Inc.	TX-5-193-780	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

38

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
135	Metro Math Readers— In and Out of the Toy Box	Cambium Learning (New York), Inc.	TX-5-193-754	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
136	Metro Math Readers— It’s About Time	Cambium Learning (New York), Inc.	TX-5-193-731	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
137	Metro Math Readers— La simetria	Cambium Learning (New York), Inc.	TX-5-193-776	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
138	Metro Math Readers— Let’s Share	Cambium Learning (New York), Inc.	TX-5-193-753	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
139	Metro Math Readers— Making Twelve Party Bags	Cambium Learning (New York), Inc.	TX-5-193-730	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

39

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
140	Metro Math Readers— Money Counts	Cambium Learning (New York), Inc.	TX-5-193-766	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
141	Metro Math Readers— Odd Number Thirteen	Cambium Learning (New York), Inc.	TX-5-193-751	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
142	Metro Math Readers— Once There Were Twelve	Cambium Learning (New York), Inc.	TX-5-193-729	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
143	Metro Math Readers— Qsitas, de diez en diez	Cambium Learning (New York), Inc.	TX-5-193-771	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
144	Metro Math Readers— Perritos vienen y van	Cambium Learning (New York), Inc.	TX-5-193-772	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

40

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
145	Metro Math Readers— Pies de dos en dos	Cambium Learning (New York), Inc.	TX-5-193-783	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
146	Metro Math Readers— Puppies In, Puppies Out	Cambium Learning (New York), Inc.	TX-5-193-769	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
147	Metro Math Readers— Que dos cosas con iguaies?	Cambium Learning (New York), Inc.	TX-5-181-659	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
148	Metro Math Readers— Que es una mitad?	Cambium Learning (New York), Inc.	TX-5-193-705	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
149	Metro Math Readers— Quien falta?	Cambium Learning (New York), Inc.	TX-5-191-664	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

41

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
150	Metro Math Readers— Rectangles	Cambium Learning (New York), Inc.	TX-5-193-694	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
151	Metro Math Readers— Rectanguios	Cambium Learning (New York), Inc.	TX-5-191-681	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
152	Metro Math Readers— Spending Dimes, One at a Time	Cambium Learning (New York), Inc.	TX-5-193-763	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
153	Metro Math Readers— Squares	Cambium Learning (New York), Inc.	TX-5-193-736	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
154	Metro Math Readers— Symmetry	Cambium Learning (New York), Inc.	TX-5-193-765	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

42

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
155	Metro Math Readers— Tens and Ones Together	Cambium Learning (New York), Inc.	TX-5-193-728	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
156	Metro Math Readers— The Measurement Mysteries	Cambium Learning (New York), Inc.	TX-5-193-752	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
157	Metro Math Readers— The Number One	Cambium Learning (New York), Inc.	TX-5-193-737	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
158	Metro Math Readers— The Number Two	Cambium Learning (New York), Inc.	TX-5-193-738	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
159	Metro Math Readers— The Number Three	Cambium Learning (New York), Inc.	TX-5-193-739	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

43

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
160	Metro Math Readers— The Number Four	Cambium Learning (New York), Inc.	TX-5-193-740	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
161	Metro Math Readers— The Number Five	Cambium Learning (New York), Inc.	TX-5-193-741	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
162	Metro Math Readers— The Number Six	Cambium Learning (New York), Inc.	TX-5-193-742	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
163	Metro Math Readers— The Number Seven	Cambium Learning (New York), Inc.	TX-5-193-743	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
164	Metro Math Readers— The Number Eight	Cambium Learning (New York), Inc.	TX-5-193-744	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

44

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
165	Metro Math Readers— The Number Nine	Cambium Learning (New York), Inc.	TX-5-193-745	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
166	Metro Math Readers— The Number Ten	Cambium Learning (New York), Inc.	TX-5-193-746	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
167	Metro Math Readers— The Number Eleven	Cambium Learning (New York), Inc.	TX-5-193-702	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
168	Metro Math Readers— The Number Twelve	Cambium Learning (New York), Inc.	TX-5-193-687	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
169	Metro Math Readers— The Shape Game	Cambium Learning (New York), Inc.	TX-5-193-764	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

45

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
170	Metro Math Readers— Triangles	Cambium Learning (New York), Inc.	TX-5-193-695	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
171	Metro Math Readers— Trianguios	Cambium Learning (New York), Inc.	TX-5-193-696	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
172	Metro Math Readers— Turn to the Left, Turn to the Right	Cambium Learning (New York), Inc.	TX-5-193-767	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
173	Metro Math Readers— Twenty, More or Less	Cambium Learning (New York), Inc.	TX-5-193-762	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
174	Metro Math Readers— Una mltad es lo justo	Cambium Learning (New York), Inc.	TX-5-193-782	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

46

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
175	Metro Math Readers— Vamos a compartir	Cambium Learning (New York), Inc.	TX-5-193-786	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
176	Metro Math Readers— Veinte, mas o menos	Cambium Learning (New York), Inc.	TX-5-193-779	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
177	Metro Math Readers— We Celebrate 100	Cambium Learning (New York), Inc.	TX-5-193-761	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
178	Metro Math Readers— Whati is a Half?	Cambium Learning (New York), Inc.	TX-5-193-686	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
179	Metro Math Readers— Which Belong Together?	Cambium Learning (New York), Inc.	TX-5-193-689	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

47

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
180	Metro Math Readers— Which One is it?	Cambium Learning (New York), Inc.	TX-5-193-692	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
181	Metro Math Readers— Which One is More?	Cambium Learning (New York), Inc.	TX-5-193-755	17-Nov-00	Metropolian Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
182	Metro Math Readers— Which One is Next?	Cambium Learning (New York), Inc.	TX-5-193-735	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
183	Metro Math Readers— Which Two Are The Same?	Cambium Learning (New York), Inc.	TX-5-193-691	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolian Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
184	Metro Math Readers—Who is Missing?	Cambium Learning (New York), Inc.	TX-5-193-690	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

48

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
185	Metro Math Readers— Ya es hora	Cambium Learning (New York), Inc.	TX-5-193-724	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
186	My Literature Book—Level A	Cambium Learning (New York), Inc.	TX-5-572-241	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
187	My Literature Book—Level B	Cambium Learning (New York), Inc.	TX-5-575-240	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
188	My Literature Book—Level C	Cambium Learning (New York), Inc.	TX-5-575-243	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
189	My Literature Book—Level D	Cambium Learning (New York), Inc.	TX-5-572-398	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

49

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
190	My Literature Book— Level E	Cambium Learning (New York), Inc.	TX-5-572-397	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
191	My Literature Book— Level F	Cambium Learning (New York), Inc.	TX-5-580-224	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
192	My Practice Book— Level D	Cambium Learning (New York), Inc.	TX-5-572-242	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
193	My Practice Book— Level E	Cambium Learning (New York), Inc.	TX-5-586-695	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
194	My Practice Book— Level F	Cambium Learning (New York), Inc.	TX-5-588-699	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

50

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
195	Osceola, patriot and warrior : student handbook	Cambium Learning (New York), Inc.	TX-5-555-555	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
196	Our Chicago = Nuestro Chicago	Cambium Learning (New York), Inc.	TX-5-555-549	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
197	Problem Solving Step by Step—Step 1, PE	Cambium Learning (New York), Inc.	TX-5-191-654	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
198	Problem Solving Step by Step—Step 1, TE	Cambium Learning (New York), Inc.	TX-5-191-650	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
199	Problem Solving Step by Step—Step 2, PE	Cambium Learning (New York), Inc.	TX-5-191-646	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

51

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
200	Problem Solving Step by Step—Step 2, TE	Cambium Learning (New York), Inc.	TX-5-191-648	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

201	Problem Solving Step by Step—Step 3, PE	Cambium Learning (New York), Inc.	TX-5-191-655	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

202	Problem Solving Step by Step—Step 3, TE	Cambium Learning (New York), Inc.	TX-5-191-658	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

203	Problem Solving Step by Step—Step 4, PE	Cambium Learning (New York), Inc.	TX-5-191-645	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

204	Problem Solving Step by Step—Step 4, TE	Cambium Learning (New York), Inc.	TX-5-191-647	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

52

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
205	Problem Solving Step by Step— Step 5, PE	Cambium Learning (New York), Inc.	TX-5-191-651	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
206	Problem Solving Step by Step— Step 5, TE	Cambium Learning (New York), Inc.	TX-5-191-649	17-Nov-00	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
207	Problem Solving Step by Step— Step 6, PE	Cambium Learning (New York), Inc.	TX-5-191-653	17-Nov-00	Metropolitan Teaching and Learning Co. Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
208	Problem Solving Step by Step— Step 6, TE	Cambium Learning (New York), Inc.	TX-5-191-652	17-Nov-00	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
209	Problem Solving Step by Step— Step 7, PE	Cambium Learning (New York), Inc.	TX-5-572-240	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

53

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
210	Problem Solving Step by Step— Step 7, TE	Cambium Learning (New York), Inc.	TX-5-575-241	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
211	Problem Solving Step by Step— Step 8, PE	Cambium Learning (New York), Inc.	TX-5-572-243	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
212	Problem Solving Step by Step— Step 8, TE	Cambium Learning (New York), Inc.	TX-5-575-242	22-Jul-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
213	Summer bridge program: [no.] 3, mathematics	Cambium Learning (New York), Inc.	TX-5-555-719	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
214	Summer bridge 2000 program: 6 mathematics	Cambium Learning (New York), Inc.	TX-5-547-228	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

54

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
215	Summer bridge 2000: [no.] 8, mathematics	Cambium Learning (New York), Inc.	TX-5-555-721	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
216	The metro early reading program : first grade, level A: units 1-5	Cambium Learning (New York), Inc.	TX-5-597-085	26-Aug-02	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
217	The metro early reading program: level B: units 1 to 5	Cambium Learning (New York), Inc.	TX-5-597-643	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
218	The metro early reading program: level C: units 1 to 5	Cambium Learning (New York), Inc.	TX-5-597-648	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
219	The metro early reading program: level D : units 1 to 5	Cambium Learning (New York), Inc.	TX-5-597-641	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

55

				Date of		Date of
	Title of work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
220	The metro early reading program : level E : units 1 to 5	Cambium Learning (New York), Inc.	TX-5-597-640	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company. Inc.	29-Dec-03
221	The metro early reading program : level F : units 1 to 5	Cambium Learning (New York), Inc.	TX-5-597-642	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
222	The metro early reading program : level A units 6 to 10	Cambium Learning (New York), Inc.	TX-5-597-646	28-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
223	The metro early reading program : level B units 6 to 10	Cambium Learning (New York), Inc.	TX-5-597-647	28-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
224	The metro early reading program : level C units 6 to 10	Cambium Learning (New York), Inc.	TX-5-597-639	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

56

				Date of		Date of
	Title of work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
225	The metro early reading program : level D units 6 to 10	Cambium Learning (New York), Inc.	TX-5-597-645	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
226	The metro early reading program : level E units 6 to 10	Cambium Learning (New York), Inc.	TX-5-597-844	26-Aug-02	Metropolitan Teaching and Learning Co., Inc. a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
227	The metro early reading program : level F : units 6 to 10	Cambium Learning (New York), Inc.	TX-5-597-084	26-Aug-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
228	Walking for freedom: the Montgomery bus boycott: student handbook	Cambium Learning (New York), Inc.	TX-5-555-560	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03
229	When justice failed : the Fred Korematsu story : student handbook	Cambium Learning (New York), Inc.	TX-5-555-559	28-Jun-02	Metropolitan Teaching and Learning Co., Inc., a/k/a Metropolitan Teaching and Learning Company and Metropolitan Teaching and Learning Company, Inc.	29-Dec-03

Illegible

1	Assessment-Flimstrip	Sopris West Educational Services, Inc.	JP 17764		Lexia Learning Systems, Inc.	May 11 2006

57

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
2	Assessment of Basic Phonetic Skills—Student	Sopris West Educational Services, Inc.	A 683903	1975	Lexia Learning Systems, Inc.	May 11 2006
3	Assessment of Basic Phonetic Skills—Teacher	Sopris West Educational Services, Inc.	A 683902	1975	Lexia Learning Systems, inc.	May 11 2006
4	Filmstrip 1	Sopris West Educational Services, inc.	A 683888	1975	Lexia Learning Systems, Inc.	May 11 2006
5	Filmstrip 2	Sopris West Educational Services, Inc.	A 683890	1975	Lexia Learning Systems, Inc.	May 11 2006
6	Filmstrip 3	Sopris West Educational Services, Inc.	A 683891	1975	Lexia Learning Systems, Inc.	May 11 2006
7	Filmstrip 4	Sopris West Educational Services, Inc.	A 683892	1975	Lexia Learning Systems, inc.	May 11 2006
8	Filmstrip 5	Sopris West Educational Services, Inc.	A 683893	1975	Lexia Learning Systems, Inc.	May 11 2006
9	Filmstrip 6	Sopris West Educational Services, Inc.	A 683894	1975	Lexia Learning Systems, Inc.	May 11 2006
10	Filmstrip 7	Sopris West Educational Services, Inc.	A 683895	1975	Lexia Learning Systems, Inc.	May 11 2006
11	Filmstrip 8	Sopris West Educational Services, Inc.	A 683896	1975	Lexia Learning Systems, Inc.	May 11 2006
12	Filmstrip 9	Sopris West Educational Services, Inc.	A 683897	1975	Lexia Learning Systems, Inc	May 11 2006
13	Filmstrip 10	Sopris West Educational Services, Inc.	A 683898	1975	Lexia Learning Systems, Inc.	May 11 2006
14	Follow-up Activities and Progress Chart, Reading Practice Book 1	Sopris West Educational Services, Inc.	TX-4-070-604	1995	Lexia Learning Systems, Inc.	May 11 2006
15	Herman Method for Reversing Reading Failure Teacher’s Guide Set A	Sopris West Educational Services, Inc.	A 683900	1975	Lexia Learning Systems, Inc.	May 11 2006
16	Herman Method for Reversing Reading Failure, Set B	Sopris West Educational Services, Inc.	A 879828	1977	Lexia Learning Systems, Inc.	May 11 2006
17	Herman Method Reading Curriculum Software, Set B	Sopris West Educational Services. Inc.	TX-4-117-409	1995	Lexia Learning Systems, Inc.	May 11 2006
18	Language Makers	Sopris West Educational Services, Inc.	A 683898	1975	Lexia Learning Systems, Inc.	May 11 2006
19	Letter Cards	Sopris West Educational Services, Inc.	A 683888	1975	Lexia Learning Systems, Inc.	May 11 2006
20	Progress Chart (Set A)	Sopris West Educational Services, Inc.	A 683901	1975	Lexia Learning Systems, Inc.	May 11 2006
21	Reading Practice Book 1, Teacher’s Edition	Sopris West Educational Services, Inc.	TX- 4-070-771	1995	Lexia Learning Systems, Inc.	May 11 2006
22	Reading Practice Book 1, Student Edition	Sopris West Educational Services, Inc.	TX-4-070-589	1993	Lexia Learning Systems, Inc.	May 11 2006

58

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
23	Reading Sequence A—Filmstrip	Sopris West Educational Services, Inc.	JP 17767		Lexia Learning Systems, Inc.	May 11 2006
24	Sentence Cards, Set A	Sopris West Educational Services, Inc.	A683884	1975	Lexia Learning Systems, Inc.	May 11 2006
25	Spelling Sequence Set A—Filmstrip	Sopris West Educational Services, Inc.	JP 17785		Lexia Learning Systems, Inc.	May 11 2006
26	Story Cards, Set A	Sopris West Educational Services, Inc.	A683883	1975	Lexia Learning Systems, Inc.	May 11 2006
27	Story Follow-Up Exercises, Set B	Sopris West Educational Services, Inc.	TX 6-288-280	12/14/05	Lexia Learning Systems, Inc.	May 11 2006
28	The Herman Method Card Companion, Set A	Sopris West Educational Services, Inc.	TX 6-398-581	12/20/05	Lexia Learning Systems, Inc.	Nov 13 2006
29	The Herman Method Card Companion, Set B	Sopris West Educational Services, Inc.	TX 6-262-051	12/20/05	Lexia Learning Systems, Inc.	May 11 2006
30	The Herman Method Reading Curriculum Software, Set A	Sopris West Educational Services, Inc.	TX-2-467-290	1988	Lexia Learning Systems, Inc.	May 11 2006
31	The Herman Method Treasure Hunt Book	Sopris West Educational Services, Inc.	TX 6-289-602	12/14/05	Lexia Learning Systems, Inc.	May 11 2006
32	The Mess (Story folder, Set B)	Sopris West Educational Services, Inc.	TX 6-305-948	12/30/05	Lexia Learning Systems, Inc.	May 11 2006
33	The Rationale — Filmstrip	Sopris West Educational Services, Inc.	JP 17766		Lexia Learning Systems, Inc.	May 11 2006
34	Word & Phrase Lists	Sopris West Educational Services, inc.	A 683885	1975	Lexia Learning Systems, Inc.	May 11 2006
35	Word Cards, Set A	Sopris West Educational Services, Inc.	A683887	1975	Lexia Learning Systems, Inc.	May 11 2006
36	Word Ladder	Sopris West Educational Services, Inc.	A683888	1975	Lexia Learning Systems, Inc.	May 11 2006

1	K-PALS: Kindergarten peer-assisted literacy strategies	Sopris West	SR-310-534	16 Apr 01
2	Homework teams: homework management strategies for the classroom	Sopris West	TX-3-799-479	10 Jan 94
3	Critical issues in today’s world: module for grades 4-7	Sopris West	TX-3-977-648	17-Jan-95
4	Best practices: behavioral and educational strategies for teachers	Sopris West	TX-4-334-630	26 Jun 96
5	Student health log: grade 6	Sopris West	TX-4-713-908	29-Jan-98
6	Student health log: grade 3	Sopris West	TX-4-713-909	29-Jan-98
7	Student health log: grade 4	Sopris West	TX-4-713-910	29-Jan-98
8	Health ‘n Me	Sopris West	TX-4-714-049	29 Jan 98
9	Health ‘n Me	Sopris West	TX-4-714-050	29 Jan 98

59

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
10	Health ‘n’ me	Sopris West	TX-4-716-019	29 Jan 98
11	Health ‘n me	Sopris West	TX-4-742-400	29 Jan 98
12	Health ‘n me	Sopris West	TX-4-742-401	29 Jan 98
13	Health ‘n me	Sopris West	TX-4-742-402	29 Jan 98
14	Health ‘n me	Sopris West	TX-4-742-403	29 Jan 98
15	Health ‘n me	Sopris West	TX-4-742-404	29 Jan 98
16	Language) categories. phonetically controlled vocabulary to read, classify, and spell	Sopris West	TX-5-088-805	19 Nov 99
17	Step up to writing	Sopris West	TX-5-093-741	19 Nov 99
18	Functional assessment and intervention program (FAIP):	Sopris West	TX-5-094-450	19-Nov-99
version 1.0
19	Coping with crisis: lessons learned: a resource for schools, parents, and communities	Sopris West	TX-5-119-952	9 Dec 99
20	Good thinking: helping students to raframe their thinking patterns	Sopris West	TX-5-148-598	19 Nov 99
21	Functional behavioral assessment: an interactive training module	Sopris West	TX-5-195-860	31 May 00
22	Conducting functional behavioral assessments: a practical guide	Sopris West	TX-5-216-041	31 May 00
23	Bully proofing your school: a comprehensive approach for middle sc	Sopris West	TX-5-266-220	8 Sep 00
24	Sort It!: word sorting activities to complement the Language) curriculum	Sopris West	TX-5-343-942	15 Sep 00
25	Games and activities for readers and spellers	Sopris West	TX-5-343-943	15 Sep 00
26	Coping with crisis-a quick reference: a resource for schools (K-12)	Sopris West	TX-5-363-835	5 Apr 01
27	Teaching and working with children who have emotional and behavioral challenges	Sopris West	TX-5-363-981	5 Apr 01
28	First step to success: homeBase coach guide	Sopris West	TX-5-464-726	11 Dec 01
29	First step to success; helping young children overcome antisocial behavior:	Sopris West	TX-5-464-727	11 Dec 01
Implementation

60

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
30	First step to success : homeBase parent handbook	Sopris West	TX-5-470-752	11Dec01
31	From clunk to click : collaborative strategic read	Sopris West	TX-5-480-474	8Feb02
32	Functional assessment of academic behavior : creating successful learning environments	Sopris West	TX-5-480-500	8Feb02
33	The web-connected school psychologist : the busy person’s guide to school psychology on the Internet	Sopris West	TX-5-485-410	8Feb02
34	The stop & think social skills program : teacher’s manual for oreK-1	Sopris West	TX-5-555-864	26-Jul-02
35	Step up to writing : classroom reproducibles, 2nd edition, English : grades 3 and above (adaptable for K-2)	Sopris West	TX-5-559-865	26Jul02
36	Step up to writing, 2nd edition : overhead masters for transparencies and student handouts	Sopris West	TX-5-559-866	26-Jul-02
37	First grade PALS : first grade peer- assisted literacy strategies	Sopris West	TX-5-587-722	26Jul02
38	Teacher-directed PALS : paths to achieving literacy success	Sopris West	TX-5-587-724	26Jul02
39	Step up to writing	Sopris West	TX-5-587-958	26Jul02
40	Social competence and character : developing IEP goals, objectives, and interventions	Sopris West	TX-5-600-045	22Aug02
41	The parent coach : a new approach to parenting in today’s society	Sopris West	TX-5-615-930	19Nov02
42	Step up to writing : level 1	Sopris West	TX-5-618-964	26Jul02
43	Spellography : teacher answer guide : bk. C : a student road map to better spelling	Sopris West	TX-5-635-560	23Oct02
44	Spellography : teacher answer guide : bk. B : a student road map to better spelling	Sopris West	TX-5-635-561	23Oct02
45	Spellography : teacher answer guide : bk. A : a student road map to better spelling	Sopris West	TX-5-635-562	23Oct02

61

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
46	Spellography : a student road map to better spelling : bk. C	Sopris West	TX-5-638-765	4Oct02
47	Spellography : a student road map to better spelling, book B	Sopris West	TX-5-639-156	4Oct02
48	Spellography : a student road map to better spelling : student lesson book A	Sopris West	TX-5-654-947	4Oct02
49	Going for the gold : a parent’s playbook for behavior change	Sopris West	TX-5-665-315	15Oct02
50	Step up to writing (Supplement to Registration : TX 5-093-741, 1999)	Sopris West	TX-5-747-179	26Sep02
51	Step up to writing (Supplement to Registration : TX 5-587-956, 2002)	Sopris West	TX-5-801-716	24Feb03
52	Step up to writing-classroom reproducibles, 2nd edition, English (Supplement to Registration : TX 5-559-865, 2002)	Sopris West	TX-5-801-717	24Feb03
53	Step up to writing, 2nd edition- overhead masters for transparencies and student handouts (Supplement to Registration : TX 5-559-866, 2002)	Sopris West	TX-5-801-718	24Feb03
54	Step up to writing poster set (Supplement to Registration : TX 5 618-954, 2002)	Sopris West	TX-5-801-719	24Feb03
55	Step up to writing (Supplement to Registration TX 5-093-741, 1999)	Sopris West	TX-5-801-720	24Feb03
56	Step & think social skills program : cue cards for core and advanced skills : grades 6-8	Sopris West	TX-5-899-811	2-Nov-01
57	Step & think social skills program: cue cards for core and advanced skills : grades 4-5	Sopris West	TX-5-898-812	2-Nov-01
58	Step & think social skills program : cue cards for core and advanced skills : grades 2-3	Sopris West	TX-5-898-813	2-Nov-01
59	Read Well	Sopris West	VA-1-164-911	12Sep02
60	Write Well	Sopris West	VA-1-164-912	12Sep02
61	Read Well Kindergarten	Sopris West	VAu-566-773	12Sep02

62

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
62	Directed play : 230 activities for young children	Sopris West Educational Services	TX-5-667-284	23Dec02
63	A roadmap for facilitating collaborative teams	Sopris West Educational Services	TX-5-865-210	23Dec02
64	Spellography : a student road map to better spelling : teacher’s resource guide	Sopris West Educational Services	TX-5-724-017	25Feb03
65	Greenwood word lists : one- syllable words	Sopris West Educational Services	TX-5-730-926	25Feb03
66	You can be algebra ready : pt. 1, teacher’s guide	Sopris West Educational Services	TX-5-758-466	18Jul03
67	You can be algebra ready : pt. 2 student book	Sopris West Educational Services	TX-5-758-467	18Jul03
68	You can be algebra ready : pt. 1, student book	Sopris West Educational Services	TX-5-758-468	18Jul03
69	Medication fact sheets : a behavioral medication reference guide for the education professional	Sopris West Educational Services	TX-5-766-912	18Jul03
70	Algebra ready : everyone can be algebra ready, teacher’s guide, pt. 2	Sopris West Educational Services	TX-5-802-703	18Jul03
71	Strategies that make learning fun	Sopris West Educational Services	TX-5-804-995	17-Feb-04
72	A trall to the West	Sopris West Educational Services	TX-5-805-172	17Feb04
73	Merrano of the dry country	Sopris West Educational Services	TX-5-805-173	17Feb04
74	Tough class : discipline kit	Sopris West Educational Services	TX-5-831-271	19Feb03
75	Building early literacy and language skills	Sopris West Educational Services	TX-5-856-570	19Feb03
76	Going for the gold : a parent’s playbook for behavior change	Sopris West Educational Services	TX-5-864-202	19Feb03
77	Powerful struggles : managing resistance, building rapport	Sopris West Educational Services	TX-5-864-204	19Feb03
78	K-pals : peer-assisted literacy strategies	Sopris West Educational Services	TX-5-864-205	19Feb03
79	Behavior intervention planning, using the functional behavioral assessment data : user’s guide	Sopris West Educational Services	TX-5-864-206	19Feb03

63

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
80	The stop & think social skills program: teacher’s manual, grades 6-8	Sopris West Educational Services	TX-5-870-959	19-Feb-03
81	The stop & think social skills program: teacher’s manual, grades 4-5	Sopris West Educational Services	TX-5-870-960	19-Feb-03
82	The stop & think social skills program: teacher’s manual, grades 2-3	Sopris West Educational Services	TX-5-870-961	19-Feb-03
83	The stop & think social skills program: reproducible forms for ghades 4-6	Sopris West Educational Services	TX-6-871-053	19-Feb-03
84	The stop & think social skils program: reproducible forms for grades 2-3	Sopris West Educational Services	TX-5-871-054	19-Feb-03
85	The stop & think social skills program: reproducible forms for grades 6-8	Sopris West Educational Services	TX-5-871-055	19-Feb-03
86	Foundations for reading instruction	Sopris West Educational Services	TX-5-871-058	19Feb03
87	Safe, supportive and successful schools: step by step	Sopris West Educational Services	TX-5-892-444	17Feb04
88	Algebra 1 rescue]: teacher’s solution book	Sopris West Educational Services	TX-5-892-448	17Feb04
89	Lit a shuck for Texas	Sopris West Educational Services	TX-5-896-151	17Feb04
90	Fact fluency and more]: multiplication and division: teacher’s guide	Sopris West Educational Services	TX-5-900-011	11Mar04
91	Fact fluency and more]: addition: teacher’s guide	Sopris West Educational Services	TX-5-900-012	11Mar04
92	Language and literacy for English learners: grades 7-12: four programs of proven success	Sopris West Educational Services	TX-5-914-633	17Feb04
93	LETRS: Language essentials for teachers of reading and spelling: bk. 2. modules 4,5,6: vocabulary, fluency, and comprehension	Sopris West Educational Services	TX-5-914-634	17Feb04
94	Algebra 1 rescue]: teacher’s resource manual	Sopris West Educational Services	TX-5-914-635	17Feb04
95	Vocabulary through morphemes: suffixes, prefixes, and roots for intermediate grades	Sopris West Educational Services	TX-5-914-638	17Feb04

64

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
96	LETRS: Language essentials for teachers of reading and spelling: bk. 2, modules 4,5,6, vocabulary, fluency, and comprehension	Sopris West Educational Services	TX-5-919-180	17Feb04
97	Tips for beginning teachers	Sopris West Educational Services	TX-5-919-468	17Feb04
98	Fact fluency and more]: subtraction: teacher’s guide	Sopris West Educational Services	TX-5-919-489	17Feb04
99	The special education due process handbook	Sopris West Educational Services	TX-5-945-947	17Mar04
100	The six-minute solution: a reading fluency program, grades 3-8, remedial high school	Sopris West Educational Services	TX-5-948-078	5Apr04
101	Algebra 1 rescue]: student book, ch. 7-12	Sopris West Educational Services	TX-5-948-079	5Apr04
102	Project RIDE for preschoolers	Sopris West, Inc.	PA-715-165	21-Jan-94
103	Automobile mechanics	Sopris West, Inc.	TX-1-341-940	14-May-84
104	Health occupations	Sopris West, Inc.	TX-1-341-941	14-May-84
105	Metals	Sopris West, Inc.	TX-1-341-942	14-May-84
106	Construction	Sopris West, Inc.	TX-1-341-943	14-May-84
107	Vocational applied mathematics: electronics	Sopris West, Inc.	TX-1-483-899	31-Dec-84
108	Vocational applied mathematics: auto body	Sopris West, Inc.	TX-1-483-900	31-Dec-84
109	Vocational applied mathematics: food service	Sopris West, Inc.	TX-1-483-901	31-Dec-84
110	Vocational applied mathematics: electromechanics	Sopris West, Inc.	TX-1-483-902	31-Dec-84
111	Helping kids handle anger: a validated Washington State innovative education program	Sopris West, Inc.	TX-4-163-888	27Nov95
112	Teaching cooperation skills: a validated Washington State innovative education program	Sopris West, Inc.	TX-4-193-689	27Nov95
113	Creating a caring classroom: a validated Washington State innovative education program	Sopris West, Inc.	TX-4-163-690	27Nov95
114	The tough kid video series	Sopris West, Inc.	TX-4-715-972	29Jan98
115	Functional assessments: a step-by-step guide to solving academic and behavior poblems	Sopris West, Inc.	TX-5-144-469	17Feb00

65

	Title of Work	Author/Claimant/Assignee	Registration Number	Date of Registration	Assignor	Date of Recordation
116	Special education in transition: functional assessment and noncategorical programming	Sopris West, Inc.	TX-5-215-920	31May00

1	The Emerging Language and Literacy Curriculum	Sopris West Educational Services
2	Power Readers: Program Guide for Teachers	Sopris West Educational Services	TX 6-500-939	9-Jan-07
3	Power Readers: Book 1: Zap	Sopris West Educational Services	TX 6-501-048	9-Jan-07
4	Power Readers: Book 2: Fat Rat	Sopris West Educational Services	TX 6-501-049	9-Jan-07
5	Power Readers: Book 3: The Gig	Sopris West Educational Services	TX 8-500-900	9-Jan-07
6	Power Readers: Book 4: Dig	Sopris West Educational Services	TX 6-501-050	9-Jan-07
7	Power Readers: Book 5: The Tot	Sopris West Educational Services	TX 6-500-942	9-Jan-07
8	Power Readers: Book 8: Not a Pal	Sopris West Educational Services	TX 6-501-051	9-Jan-07
9	Power Readers: Book 7: Get Set	Sopris West Educational Services	TX 6-501-052	9-Jan-07
10	Power Readers: Book 8: Red Hen	Sopris West Educational Services	TX 6-501-053	9-Jan-07
11	Power Readers: Book 9: Sun and Mud	Sopris West Educational Services	TX 6-501-054	9-Jan-07
12	Power Readers: Book 10: Pug	Sopris West Educational Services	TX 6-501-055	9-Jan-07
13	Power Readers: Book 11: Fun in the Sun	Sopris West Educational Services	TX 6-501-058	9-Jan-07
14	Power Readers: Book 12: At the Dam	Sopris West Educational Services	TX 6-501-057	9-Jan-07
15	Power Readers: Book 13: The Sick Tot	Sopris West Educational Services	TX 6-501-058	9-Jan-07
16	Power Readers: Book 14: The Duck	Sopris West Educational Services	TX 6-498-046	9-Jan-07
17	Power Readers: Book 15: Fun at the Pond	Sopris West Educational Services	TX 6-498-047	9-Jan-07
18	Power Readers: Book 16: The Hulk	Sopris West Educational Services	TX 6-498-048	9-Jan-07
19	Power Readers: Book 17: In a Cast	Sopris West Educational Services	TX 6-498-049	9-Jan-07

66

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
20	Power Readers: Book 18: Crab Rock	Sopris West Educational Services	TX 6-498-050	9-Jan-07
21	Power Readers: Book 19: Dizzy	Sopris West Educational Services	TX 6-498-051	9-Jan-07
22	Power Readers: Book 20: No Pets in Bed	Sopris West Educational Services	TX 6-498-052	9-Jan-07
23	Power Readers: Book 21: Run, Dizzy!	Sopris West Educational Services	TX 6-498-053	9-Jan-07
24	Power Readers: Book 22: Zap Can Fish	Sopris West Educational Services	TX 6-498-054	9-Jan-07
25	Power Readers: Book 23: A Bath at the Pond	Sopris West Educational Services	TX 6-498-055	9-Jan-07
26	Power Readers: Book 24: Itty-Bitty Finch	Sopris West Educational Services	TX 6-500-201	9-Jan-07
27	Power Readers: Book 25: Ring-a-Ling	Sopris West Educational Services	TX 6-500-202	9-Jan-07
28	Power Readers: Book 26: Fish Tank	Sopris West Educational Services	TX 6-500-203	9-Jan-07
29	Power Readers: Book 27: Batting Bugs	Sopris West Educational Services	TX 6-500-204	9-Jan-07
30	Power Readers: Book 28: Tim’s Buddy	Sopris West Educational Services	TX 6-500-205	9-Jan-07

1	Read well program guide	Sopris West Educational Services, Inc.	TX 5-216-040	31-May-00	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
2	Placement inventory and decoding assessments	Sopris West Educational Services, Inc.	TX 5-220-690	31-May-00	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
3	Critical foundations in primary reading: unit guides 1-20	Sopris West Educational Services, Inc.	TX 5-220-691	31-May-00	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
4	Critical foundations in primary reading: unit guides 21-38	Sopris West Educational Services, Inc.	TX 5-220-692	31-May-00	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
5	Sing a song of freedom	Sopris West Educational Services, Inc.	TX 5-236-824	6-Jun-00	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
6	Write well spelling: teacher guide 1	Sopris West Educational Services, Inc.	TX 5-363-929	5-Apr-01	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05

67

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
7	Write well spelling: teacher guide 2	Sopris West Educational Services, Inc.	TX 5-363-930	5-Apr-01	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
8	Read well big book: units 4-6	Sopris West Educational Services, Inc.	TX 5-364-024	5-Apr-01	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
9	Read well write well big book of alphabet poems	Sopris West Educational Services, Inc.	TX 5-364-025	5-Apr-01	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
10	Teacher’s guide: level K: whole class: units 25-26 plus short vowel E and vowel review units	Sopris West Educational Services, Inc.	TX 5-804-996	17-Feb-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
11	Whole class: level K, units 19-24: teacher’s guide	Sopris West Educational Services, Inc.	TX 5-805-021	17-Feb-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
12	Mark and Dan go West	Sopris West Educational Services, Inc.	TX 5-947-684	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
13	The race : traditional tale	Sopris West Educational Services, Inc.	TX 5-947-819	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
14	Cats	Sopris West Educational Services, Inc.	TX 5-947-820	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
15	Rescue workers	Sopris West Educational Services, Inc.	TX 5-947-821	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
16	Read Well magazine: unit 8 (slanted text)	Sopris West Educational Services, Inc.	TX 5-961-444	17-Feb-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
17	Hey diddle diddle	Sopris West Educational Services, Inc.	TX 6-033-199	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
18	The little red hen	Sopris West Educational Services, Inc.	TX 6-033-200	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
19	Traveling by train	Sopris West Educational Services, Inc.	TX 6-033-201	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
20	Whales	Sopris West Educational Services, Inc.	TX 6-033-202	5-Apr-04	Teaching Strategies, Inc., Marilyn M. Sprick, President	29-Jul-05
Sopris West — Language!

68

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
1	Language! eReader: Instructional Text Selections: Book A (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-411-967	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
2	Language! eReader: Instructional Text Selections: Book B (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-411-966	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
3	Language! eReader: Instructional Text Selections: Book C (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-430-178	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
4	Language! eReader: Instructional Text Selections: Book D (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-430-176	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
5	Language! eReader: Instructional Text Selections: Book E (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-430-177	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
6	Language! eReader: Instructional Text Selections: Book F (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-430-174	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
7	Language! Speaking and Listening in the English Language: 270 Spoken Lessons for English Language Learners	Sopris West Educational Services, Inc.	TX 6-412-322	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
8	Language! Teacher Resource Guide	Sopris West Educational Services, Inc.	TX 6-423-433	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
9	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-401-058	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Assessment: Content Mastery: Book A
10	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-406-458	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Assessment: Content Mastery: Book B
11	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-406-459	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Assessment: Content Mastery:
Book C
12	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-406-460	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Assessment: Content Mastery:
Book D
13	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-406-462	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Assessment: Content Mastery:
Book E

69

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
14	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-406-463	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Content Mastery: Book F
15	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-406-461	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Summative Tests and Progress Indicators: Book A
16	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-406-464	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Summative Tests and Progress Indicators: Book B
17	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-406-465	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Summative Tests and Progress Indicators: Book C
18	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris Weal Educational Services, Inc.	TX 6-406-467	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Summative Tests and Progress Indicators: Book D
19	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-401-057	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Summative Tests and Progress Indicators: Book E
20	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-401-056	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Summative Tests and Progress Indicators: Book F
21	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-435-613	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher Edition Book A
22	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-435-614	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher Edition Book B
23	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.	TX 6-435-615	l-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher Edition Book C
24	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.			Jane Fell Greene, Ed.D.	25-Oct-06
Teacher Edition Book D

70

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
25	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.			Jane Fell Greene, Ed.D.	25-Oct-06
Teacher Edition Book E
26	Language! The Comprehensive Literacy Curriculum: Assessment:	Sopris West Educational Services, Inc.			Jane Fell Greene, Ed.D.	25-Oct-06
Teacher Edition Book F
27	Language! The Comprehensive Literacy Curriculum: Book A: Teacher’s Edition (in two volumes)	Sopris West Educational Services, Inc.	TX 6-371-788	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
28	Language! The Comprehensive Literacy Curriculum: Book B: Teacher’s Edition (in two volumes)	Sopris West Educational Services, Inc.	TX 6-371-793	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
29	Language! The Comprehensive Literacy Curriculum: Book C:	Sopris West Educational Services, Inc.	TX 6-371-790	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher’s Edition (in two volumes)
30	Language! The Comprehensive Literacy Curriculum: Book D:	Sopris West Educational Services, Inc.	TX 6-371-791	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher’s Edition (in two volumes)
31	Language! The Comprehensive Literacy Curriculum: Book E:	Sopris West Educational Services, Inc.	TX 6-371-794	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher’s Edition (in two volumes)
32	Language! The Comprehensive Literacy Curriculum: Book F:	Sopris Weal Educational Services, Inc.	TX 6-371-792	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Teacher’s Edition (in two volumes)
33	Language! The Comprehensive Literacy Curriculum: Course Syllabus	Sopris West Educational Services, Inc.	TX 6-407-299	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
34	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-411-962	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Instructional Planning Tools:
Book A (CD-ROM)
35	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-411-963	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Instructional Planning Tools: Book B (CD-ROM)

71

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
36	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-430-175	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Instructional Planning Tools:
Book C (CD-ROM)
37	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-430-172	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Instructional Planning Tools:
Book D (CD-ROM)
38	Language! The Comprehensive Literacy Curriculum: Instructional Planning Tools:	Sopris West Educational Services, Inc.	TX 6-430-173	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Book E (CD-ROM)
39	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-430-179	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Instructional Planning Tools:
Book F (CD-ROM)
40	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-401-059	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Interactive Text: Book A
41	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-401-061	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Interactive Text: Book B
42	Language! The Comprehensive literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-407-292	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Interactive Text: Book C
43	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-410-957	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Interactive Text: Book D
44	Language! The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-413-102	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Interactive Text: Book E

72

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
45	Languagel The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-413-103	1-Aug-08	Jane Fell Greene, Ed.D.	25-Oct-06
Interactive Text Book F
46	Languagel The Comprehensive Literacy Curriculum: Letter Cards for Books A-E	Sopris West Educational Services, Inc.	TX 6-413-125	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
47	Languagel The Comprehensive Literacy Curriculum: Morphemes for Meaning Cards for Books A-F	Sopris West Educational Services, Inc.	TX 6-413-126	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
48	Languagel The Comprehensive Literacy Curriculum: Online Assessment Booklet	Sopris West Educational Services, Inc.	TX 6-406-466	31-Jul-08	Jane Fell Greene, Ed.D.	25-Oct-06
49	Languagel The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-486-362	1-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
Placement: Administration, Scoring, and Use (DVD)
50	Languagel The Comprehensive Literacy Curriculum: Placement: Student Edition	Sopris West Educational Services, Inc.	TX 6-371-787	2-Aug-08	Jane Fell Greene, Ed.D.	25-Oct-06
51	Languagel The Comprehensive Literacy Curriculum: Student Book A	Sopris West Educational Services, Inc.	TX 6-371-784	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
52	Languagel The Comprehensive Literacy Curriculum: Student Book B	Sopris West Educational Services, Inc.	TX 6-371-783	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
53	Languagel The Comprehensive Literacy Curriculum: Student Book C	Sopris West Educational Services, Inc.	TX 6-371-785	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
54	Languagel The Comprehensive Literacy Curriculum: Student Book D	Sopris West Educational Services, Inc.	TX 6-371-789	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
55	Languagel The Comprehensive Literacy Curriculum; Student Book E	Sopris West Educational Services, Inc.	TX 6-371-782	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
56	Languagel The Comprehensive Literacy Curriculum: Student Book F	Sopris West Educational Services, Inc.	TX 6-371-781	2-Aug-06	Jane Fell Greene, Ed.D.	25-Oct-06
57	Languagel The Comprehensive Literacy Curriculum: Teacher Placement Guide Book	Sopris West Educational Services, Inc.	TX 6-371-786	2-Aug-06	Jane Fell Greene, Ed.D.	26-Oct-06

73

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
58	Languagel The Comprehensive Literacy Curriculum:	Sopris West Educational Services, Inc.	TX 6-401-060	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
Transparencies and Templates:
Books A-F
59	Languagel Words for Teachers: Books A-F (CD-ROM)	Sopris West Educational Services, Inc.	TX 6-411-964	31-Jul-06	Jane Fell Greene, Ed.D.	25-Oct-06
60	Sortegories: Books A-F	Sopris West (claimant): co-authors Nancy Chapel Eberhardl M.A. and Sheryl Ferlito. M.A.	TX 6-440-161	31-Jul-06
61	Languagel : a curriculum for at risk and ESL students in grades 4-12	Sopris West Educational Services, Inc.	TX-4-318-401	28-May-96	Jane Fell Greene	25-Oct-06
62	Sounds and letters for readers and spellers: phoneme awareness drills for teachers and speech-language pathologists	Sopris West Educational Services, Inc.	TX-4-707-471	29-Jan-98	Jane Fell Greene	25-Oct-06
63	Sounds and letters for readers and spellers: phoneme awareness drills for teachers and speech-language pathologists : for use in classroom and clinic	Sopris West Educational Services, Inc.	TX-4-715-988	29-Jan-98	Jane Fell Greene	25-Oct-06
64	Languagel morphemes for meaning	Sopris West Educational Services, Inc.	TX-5-084-525	19-Nov-99	Jane Fell Greene	25-Oct-06
65	Languagel : syllabus and advance organizer	Sopris West Educational Services, Inc.	TX-5-363-965	5-Apr-01	Jane Fell Greene	25-Oct-06
66	Languagel : a literacy intervention curriculum:	Sopris West Educational Services, Inc.	TX-5-363-970	5-Apr-01	Jane Fell Greene	25-Oct-06
grades 1-12: instructional resource guide for teachers
67	Languagel student mastery : bk. E, level 2, units 25-30	Sopris West Educational Services. Inc.	TX-5-373-063	25-Jan-01	Jane Fell Greene	25-Oct-06
68	Languagel student mastery : bk. D, level 2, units 19-24	Sopris West Educational Services, Inc.	TX-5-373-064	25-Jan-01	Jane Fell Greene	25-Oct-06
69	Languagel student mastery : bk. A, level 1, units 1-6	Sopris West Educational Services, Inc.	TX-5-373-065	25-Jan-01	Jane Fell Greene	25-Oct-06
70	Languagel student mastery : bk. F, level 2, units 31-36	Sopris West Educational Services, Inc.	TX-5-373-066	25-Jan-01	Jane Fell Greene	25-Oct-06
71	Languagel student mastery : bk. 1, level 3, units 49-54	Sopris West Educational Services, Inc.	TX-5-373-067	25-Jan-01	Jane Fell Greene	25-Oct-06
72	Languagel student mastery : bk. B, level 1, units 7-12	Sopris West Educational Services, Inc.	TX-5-373-068	25-Jan-01	Jane Fell Greene	25-Oct-06
73	Languagel student mastery : bk. G, level 3, units 37-42	Sopris West Educational Services, Inc.	TX-5-373-069	25-Jan-01	Jane Fell Greene	25-Oct-06

74

				Date of		Date of
	Title of Work	Author/Claimant/Assignee	Registration Number	Registration	Assignor	Recordation
74	Languagel student mastery: bk. H, level 3, units 43-48	Sopris West Educational Services, Inc.	TX-5-373-070	25-Jan-01	Jane Fell Greene	25-Oct-06
75	Languagel : a literacy intervention curriculum, grades 1-12 : reading, writing, spelling, grammar, language & vocabulary : level 1, 2nd ed.	Sopris West Educational Services, Inc.	TX-5-377-885	18-Apr-01	Jane Fell Greene	25-Oct-06
76	Languagel : a literacy intervention curriculum, grades 1-12 : reading, writing, spelling, grammar, language & vocabulary : level 3, 2nd ed.	Sopris West Educational Services, Inc.	TX-5-377-886	25-Jan-01	Jane Fell Greene	25-Oct-06
77	Languagel : a literacy intervention curriculum, grades 1-12 : reading, writing, spelling, grammar, language & vocabulary : level 2, 2nd ed.	Sopris West Educational Services, Inc.	TX-5-377-887	18-Apr-01	Jane Fell Greene	25-Oct-06
78	Languagel : student mastery: book C, level 1, units 13-18, 2nd ed.	Sopris West Educational Services, Inc.	TX-5-457-851	25-Jan-01	Jane Fell Greene	25-Oct-06
79	Languagel The Comprehensive Literacy Curriculum: DRP Test:	Jane Fell Greene, Ed.D.	TX-6-479-580	11-Aug-06
Student Booklet, 3rd ed.
80	Languagel The Comprehensive Literacy Curriculum : DRP Test Teacher Booklet 3rd ed.	Jane Fell Greene, Ed.D.	TX-6-479-581	11-Aug-06

75

PATENTS:

OWNER	PATENT NUMBER	DESCRIPTION
INTELLITOOLS, INC.	D352,280	COMPUTER KEYBOARD
INTELLITOOLS, INC.	5,450,078	MEMBRANE COMPUTER KEYBOARD AND METHOD
INTELLITOOLS, INC.	5,692,140	METHODS AND APPARATUS FOR SYNCHRONIZING APPLICATION AND UTILITY PROGRAMS
KURZWEIL EDUCATIONAL SYSTEMS, INC.	5,875,428	READING SYSTEM DISPLAYING SCANNED IMAGES WITH DUAL HIGHLIGHTING
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,173,264	READING SYSTEM DISPLAYING SCANNED IMAGES WITH DUAL HIGHLIGHTING
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,052,663	READING SYSTEMS WHICH READS ALOUD FROM AN IMAGE REPRESENTATION OF A DOCUMENTS
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,137,906	CLOSEST WORD ALGORITHM
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,033,224	READING MACHINE SYSTEM FOR THE BLIND HAVING A DICTIONARY
KURZWEIL EDUCATIONAL SYSTEMS, INC,	5,999,903	READING SYSTEM HAVING RECURSIVE DICTIONARY AND TALKING HELP MENU
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,014,464	COMPRESSION/ DECOMPRESSION ALGORITHM FOR IMAGE DOCUMENTS HAVING TEXT GRAPHICAL AND COLOR CONTENT
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,587,583	COMPRESSION/DECOMPRESSION ALGORITHM FOR IMAGE DOCUMENTS HAVING TEXT, GRAPHICAL AND COLOR CONTENT
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,246,791	COMPRESSION/DECOMPRESSION ALGORITHM FOR IMAGE DOCUMENTS HAVING TEXT, GRAPHICAL AND COLOR CONTENT
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,320,982	COMPRESSION/DECOMPRESSION ALGORITHM FOR IMAGE DOCUMENTS HAVING TEXT, GRAPHICAL AND COLOR CONTENT
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,199,042	COMPUTER SPEECH READING SYSTEM USING HUMAN VOICE AND TEXT DISPLAY
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,068,487	SPELLER FOR READING SYSTEM

OWNER	PATENT NUMBER	DESCRIPTION
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,256,610	HEADER/FOOTER AVOIDANCE READING SYSTEM
KURZWEIL EDUCATIONAL SYSTEMS, INC.	6,188,779	DUAL PAGE MODE DETECTION
PATENT APPLICATIONS

	PATENT
	APPLICATION
OWNER	NUMBER	DESCRIPTION
KURZWEIL EDUCATIONAL SYSTEMS, INC.	20070043669	TECHNIQUES FOR PROTECTED VIEWING OF DIGITAL FILES
KURZWEIL EDUCATIONAL SYSTEMS, INC.	20070043670	TAGS FOR UNLOCKING DIGITAL CONTENT
KURZWEIL EDUCATIONAL SYSTEMS, INC.	20070043671	PROTECTED VIEWING OF DIGITAL FILES
KURZWEIL EDUCATIONAL SYSTEMS, INC.	20070043678	OPTICAL CHARACTER RECOGNITION TECHNIQUE FOR PROTECTED VIEWING OF DIGITAL FILES
KURZWEIL EDUCATIONAL SYSTEMS, INC,	20070043810	UNLOCKING DIGITAL CONTENT ON REMOTE SYSTEMS

Schedule 5.6(c)
Violations
None.

Schedule 5.7(a)
Subsidiaries

	Type of	State of		Shares		Percent	Options &
Legal Name	Facility	Formation	Board Owner	Authorized	No. Shares Issued	Owned	Warrants
VSS-Cambium Merger Corp.	Corporation	Delaware	VSS-Cambium Holdings, LLC	1,000 common	10 shares of common stock	100%	0
Cambium Learning, Inc.	Corporation	Delaware	VSS-Cambium Merger Corp.	1,100,000 common 1,000,000 Series A preferred	10 shares of common stock	100%	0
Cambium Learning, Inc.	Corporation	Delaware	VSS-Cambium Holdings, LLC (post merger)	1,100,000 common 1,000,000 Series A preferred	10 shares of common stock	100%	0
Cambium Learning (New York), Inc.	Corporation	Delaware	Cambium Learning, Inc.	100 common	100 shares of common stock	100%	0
Sopris West Educational Services, Inc.	Corporation	Colorado	Cambium Learning, Inc.	10,000,000 common	1,000,000 shares of common stock	100%	0
Kurzweil Educational Systems, Inc.	Corporation	Delaware	Cambium Learning, Inc.	100 common	100 shares of common stock	100%	0
IntelliTools, Inc.	Corporation	California	Cambium Learning, Inc.	2,000,000 common	799,998 shares of common stock	100%	0

Schedule 5.7(b)
Organizational Chart
Corporate Structure for Cambium Learning Group

Schedule 5.9
Material Contracts
See Attached Schedule and accompanying attachments to the Schedule.

Schedule -5.9(a)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

1/30/04	Long-term note payable to Stuart Horsfall in the amount of $17,500,000, interest at 5.5% payable semi-annually, due January 30, 2009, to be satisfied at Closing.	Cambium Learning and Stuart Horsfall.

3/27/05	Credit Agreement dated as of March 7, 2005, and amended on February 27, 2006, Among Cambium Learning, Inc. as the Borrower, EdNewco, LLC, and the Subsidiaries of the Borrower, each, as a Guarantor, and Citizens Bank of Massachusetts as the Lender, to be satisfied at Closing.	Cambium Learning and Citizens Bank.

11/15/05	Irrevocable Standby Letter of Credit for drawing up to $1,000,000 for Lease dated 9/30/2005 for premises located in the Town of Frederick, Weld County, Colorado, expiring 12/31/2007, to be backed up under the Senior Credit Agreement.	Cambium Learning and Citizens Bank.

3/10/05	Irrevocable Standby Letter of Credit for drawing up to $555,000 for Performance Bonds for Benefit of RLI Insurance Company, to be backed up under the Senior Credit Agreement.	Cambium Learning and Citizens Bank.

09/30/05	Lease Agreement.	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

10/06/06	Second Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

12/08/05	First Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

10/30/06	Memorandum of Lease	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

11/09/06	Notice of Sale of 4185 Salazar Way	Sopris West Educational Services, Inc. and OIRE Colorado C, LLC, and Opus Northwest, LLC.

Schedule 5.9(b)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

10/01/05	License Agreement	Intellitools, Inc. and Madentec Ltd.

See Attachment 2
See Schedule 5.9(xiii)
The following Royalty Agreements were assigned to Sopris West Educational Services on October 14, 2005 as part of the Wordware Asset Purchase Agreement:

12/16/04	Agreement	Wordware Publishing, Inc. Dr. Norman Fletcher and Dr. Bowen Brawner.

03/01/94	Agreement	Wordware Publishing, Inc. and Dr. Nora Yeager.
02/15/90	Agreement	Wordware Publishing, Inc. and Dr. Linda Wimbish, Nora Yeager, and Norm Fletcher.
02/03/94	Agreement	Wordware Publishing, Inc. and Curtis Griffith.
02/26/96	Agreement	Wordware Publishing, Inc. and Curtis Griffith.
09/01/95	Agreement	Wordware Publishing, Inc. and Eileen M. Schuett
02/01/94	Agreement	Wordware Publishing, Inc. and Vivian Albion.
09/30/97	Agreement	Wordware Publishing, Inc. and Vivian Albion.
12/15/04	Agreement	Wordware Publishing, Inc. and Sandra K. Ritchie.
06/15/03	Agreement	Wordware Publishing, Inc. and Susan Holder, Cheryle Gonzales, and Nancy Johnson.
03/22/04	Agreement	Wordware Publishing, Inc. and Christina Hughes.
11/21/00	Agreement	Wordware Publishing, Inc. and Patricia Enselek.
03/29/04	Agreement	Wordware Publishing, Inc. and Erin McLaughlin.
03/22/04	Agreement	Wordware Publishing, Inc. and Irma Gomez Torres.
03/25/04	Agreement	Wordware Publishing, Inc. and Jennifer Thomason
11/22/04	Agreement	Wordware Publishing, Inc. and Janie Grant.
09/24/03	Agreement	Wordware Publishing, Inc. and Martie Black.
06/20/05	Agreement	Wordware Publishing, Inc. and Michele Cohen.

Schedule 5.9(b)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

05/28/04	Agreement	Wordware Publishing, Inc. and Robert Davis.
02/15/95	Agreement	Wordware Publishing, Inc. and Pat Brown and Rose Lewallon.
08/31/94	Agreement	Wordware Publishing, Inc. and Thomas B. Moore.
08/15/03	Agreement	Wordware Publishing, Inc. and Veloria Martinson.
02/26/93	Agreement	Wordware Publishing, Inc. and Brent Truitt
09/12/05	Agreement	Wordware Publishing, Inc. and Jana Fry.
09/12/05	Agreement	Wordware Publishing, Inc. and Brad Sherrod.
09/12/05	Agreement	Wordware Publishing, Inc. and Jayne Fischer.
12/31/94	Agreement	Wordware Publishing, Inc. and Estelita Calderon-Young.
04/17/95	Agreement	Wordware Publishing, Inc. and Estelita Calderon-Young.
12/06/99	Agreement	Wordware Publishing, Inc. and Education, Inc.
09/03/99	Sopris West, Inc. Publishing Agreement	Sopris West, Inc. and Anita Archer, Mary Gleason, and Vicky Vachon.

Schedule 5.9(c)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

None

Schedule 5.9(d)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
1/1/2006	Granite School District — Contract No. 06-009/	Sopris West Educational Services, Inc. and Granite School District, Salt Lake City, Utah.
6/23/2004	Contract for Services	Sopris West Educational Services, Inc. and Children’s Services Council, West Palm Beach, FL.
6/6/2006	Department of Defense Education Activity, Contract No. HE 1254-06-C-0005.	Sopris West Educational Services, Inc. and Department of Defense.
	See Attachment 1 — Schedule of State Adoptions 2006	See aforementioned schedule.
9/15/2006	Grant No. 2R44 HD046320-2	Cambium Learning, Inc. and National Institutes of Child Health & Human Development.
5/3/2006	Grant No. 5R44 HD042376-02	Sopris West Educational Services, Inc. and National Institute of Child Health and Human Development.
1/16/2007	Early Read Grant Services.	Sopris West Educational Services, Inc. and Minidoka County School District 331.
08/01/05	Software Development and Royalty Agreement	Sopris West Educational Services, Inc. and The Arkansas Department of Education, Special Education.
11/29/00	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.
07/16/02	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.
03/09/01	First Amendment to Agreement.	School District of Hillsborough County, Florida and Metropolitan Teaching & Learning, Inc.
11/06/03	Assignment of Contracts.	School Board of Hillsborough county and Metropolitan Teaching & Learning, Inc., and Cambium Learning, Inc.
01/09/06	Memorandum of Agreement	Sopris West Educational Services, Inc. and Board of Regents of the University System of Georgia.
9/1/2006	Addendum to Master Contract Agreement.	Sopris West Educational Services, Inc. and Paterson, NJ.
9/2/2005	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Montgomery Co Schools.
6/2/2006	Independent Contractor Service Agreement	Sopris West Educational Services, Inc. and American Samoa RF.
Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Fairfield, AL.

Schedule 5.9(d)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Selma, AL.
7/13/2006	Contract for Professional Development Training	Sopris West Educational Services, Inc. and Randolph County.
7/19/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Chilton Co, AL.
8/11/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Geneva Co School District, IL.
Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Colorado Reading First Conference.
	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Washington State ESD 189.
11/1/2006	Appearance Agreement	Sopris West Educational Services, Inc. and the University of Missouri
Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Colorado ESSU.
Undated	Contract for Professional Development Services	Cambium Learning, Inc., Sopris West Educational Services, Inc. and Arizona Department of Education.
Undated	Contract for Professional Development Services	Cambium Learning, Inc., Sopris West Educational Services, Inc. and Tucson Unified School District.
11/1/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Colorado Springs School District 11.
7/17/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Isaac School District.
	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Paterson School District.
	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Kansas RTI.
11/06/03	Agreement for Services	Intellitools, Inc. and Los Angeles Unified School District.
3/6/2005	Letter Agreement	Sopris West Educational Services, Inc. and [Huntsville, AL]
Undated	Study Materials Discount — Terms and Conditions	Sopris West Educational Services Inc. and Clayton County, GA.

Schedule 5.9(e)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
1/13/2004	Management Services Agreement.	Cambium Learning, EdNewco, LLC, and Whitney V Management Co., LLC.
1/30/04	Long-term note payable to Stuart Horsfall in the amount of $17,500,000, interest at 5.5% payable semi-annually, due January 30, 2009 to be satisfied at closing, to be satisfied at Closing.	Cambium Learning and Stuart Horsfall.
7/27/05	Severance Agreement and Mutual Release of Claims.	Cambium Learning, Inc. and Stuart Horsfall.
06/01/03	Lease Agreement.	Sopris West Educational Services, Inc. and Cactus Investments, LLP.

Schedule 5.9(f)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
02/01/04	Performance Share Plan 2004.	Sopris West Educational Services.
02/13/06	Employment Agreement	Cambium Learning, Inc. and Jon Newcomb.
02/13/06	Employment Agreement	Cambium Learning, Inc. and Arjan Khalsa.
05/27/05	Employment Agreement	Cambium Learning, Inc. and Michael Sokol.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Sokol.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Edward S. Smith.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Saunders.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Jacquelyn A. Wheeler
11/15/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Robert Alexander.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David Bradburn
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David A. Garibedian.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael T. Gorman
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eugene Helfich.
06/16/02	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eric Hon-Anderson.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Kimberly A. Johnson.
12/11/04	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Rick Plescia.

Schedule 5.9(g)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
	See Attachment 1 — Schedule of State Adoptions 2006 (all subject to “most favored nation” clause or equivalent.)	See aforementioned schedule.
12/1/05	Distributor and Reseller Agreement	Intellitools, Inc. and Madentec.
10/19/06	Licensing Agreement.	Intellitools, Inc. and Madentec.
02/23/04	Strategic Alliance and License Agreement.	Sopris West Educational Services, Dynamic Measurement Group, Inc. and Wireless Generation, Inc.

Schdule 5.9(h)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

None.

Schedule 3.09(i)

Date of Agreement	Legal Name of Agreement	Parties to the Agreement

03/01/05	Publishing Agreement	Sopris West Educational Services, Inc. and Pacific Northest Publishing, Inc.

07/02/99	Software Publishing and Distribution Agreement	Intellitools, Inc. and InfoUse, Inc.

06/15/04	Service and Production Agreement	Metropolitan Teaching and Learning, Inc. and Alpha Kappa Alpha Sorority, Inc.

02/22/06	Subcontract Agreement	Sopris West Educational Services, Inc. and Florida State University.

02/02/06	Contractor Agreement	Sopris West Educational Services, Inc. and Touchstone Applied Science Associates, Inc.

08/01/05	Software Development and Royalty Agreement	Sopris West Educational Services, Inc. and The Arkansas Department of Education, Special Education.

12/06/06	Subcontractor Agreement	Cambium Learning, Inc., and Pacific Institutes of Research.

11/29/00	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.

07/16/02	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.

See Schedule 5.9(ii)

Schedule 5.9(j)

Date of Agreement	Legal Name of Agreement	Parties to the Agreement

02/13/06	Stock Purchase Agreement	Cambium Learning, Inc. and Arjan Khalsa, Richard Mirviss, Robert McPherson, and Steven Gensler.

10/14/05	Asset Purchase Agreement (Wordware)	Sopris West Educational Services, Inc. and Wordware Publishing, Inc.

10/28/03	Agreement of Purchase and Sale of Assets	Cambium Learning, Inc., Cambium Learning (New York), Inc. and Metropolitan Teaching and Learning Company, Inc., et al.

01/30/04	Stock Purchase Agreement	Cambium Learning, Inc., and Stuart Horsfall.

04/11/05	Merger	KES Acquisition, Inc., a wholly owned subsidiary of Cambium Learning, Inc. with Kurzweil Educational Systems, Inc.

03/10/06	Asset Acquisition	Sopris West Educational Services, Inc. and Lexia Learning, Inc.

09/26/06	Purchase Agreement	Sopris West Educational Services, Inc. and Jane Fell Greene.

05/27/05	Asset Purchase Agreement	Sopris West Educational Services, and Teaching Strategies, Inc.

02/28/05	Letter Agreement	Sopris West Educational Services, Inc. and the Read-Write Connection, LLC.

09/01/04	Asset Purchase Agreement (for sale of assets by Internet Insights, a former LLC wholly owned by Cambium Learning, Inc.)	Internet Insights, LLC and Technetrics, Inc.

Schedule 5.9(k)

Date of Agreement	Legal Name of Agreement	Parties to the Agreement

12/20/05	Second Amended and Restated Stockholders Agreement.	EdNewco, LLC.

10/28/03	Amended and Restated Limited Liability Company Agreement of Newco, LLC, as amended.	EdNewco, LLC.

01/13/04	Management Services Agreement.	Cambium Learning, EdNewco, LLC, and Whitney V Management Co., LLC.

11/29/00	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.

07/16/02	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.

11/06/03	Assignment of Contracts.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc., and Cambium Learning, Inc.

02/23/04	Strategic Alliance and License Agreement.	Sopris West Educational Services, Dynamic Measurement Group, Inc. and Wireless Generation, Inc.

6/15/2004	Service and Production Agreement.	Metropolitan Teaching and Learning Company and Alpha Kappa Alpha Sorority.

Schedule 5.9(l)

Date of Agreement	Legal Name of Agreement	Parties to the Agreement

02/06/06	System Agreement	Sopris West Educational Services, Inc. and Bastian Material Handling, LLC.

05/19/06	Software License & Services Agreement	Sopris West Educational Services, Inc. and REDPRAIRIE CORPORATION

Schedule 5.9(m)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
9/21/04	Distribution Agreement	Sopris West Educational Services, Inc. and Touchstone Applied Science Associates, Inc.
9/13/04	Software License Agreement	IntelliTools, Inc. and Elan Speech, part of Acapela Group.
1/14/05	License	IntelliTools, Inc. and DownHill Publishing, LLC.
05/19/06	Software License & Services Agreement	Sopris West Educational Services, Inc. and REDPRAIRIE CORPORATION
10/19/05	Licensing Agreement	IntelliTools, Inc. and Madentec, Limited.
8/2/02	Asset Purchase Agreement	Cambium Learning, Inc. and Aaron Herman & Renee Herman
7/22/99	Software Publishing and Distribution Agreement	IntelliTools, Inc. and InfoUse
9/1/05	Software Publishing and Distribution Agreement 12.8.05	IntelliTools, Inc. and InfoUse
10/20/99	Agreement between IntelliTools, Inc., as Client, and Ann-Patrice	IntelliTools, Inc. and Ann-Patrice
8/8/03	Letter of Intent Between Intellitools, Inc. and Series Pty, Ltd., dba Hands On Concepts, Ltd. Dated August 8, 2003, Relating to Publishing of Story Kits Products	IntelliTools, Inc. and Series Pty, Ltd., dbs Hands On Concepts, Ltd.
11/4/96	License and Distribution Agreement	Cartesian Products, Inc. and Kurzweil Educational Systems, Inc.
1/1/98	License and Distribution Agreement	Cartesian Products, Inc. and Kurzweil Educational Systems, Inc.
7/15/03	Software License Agreement	Data Viz, Inc. and Kurzweil Educational Systems, Inc.
1/1/99	RTK Software License Agreement	ExperVision, Inc. and Kurzweil Educational Systems, Inc.
1/1/01	License Pricing — Volumn Pricing Agreement	ExperVision, Inc. and Kurzweil Educational Systems, Inc.
11/13/04	License Agreement	Oxford Publishing Limited and Kurzweil Educations Systems, Inc.
11/23/04	Trade Mark(s) License	The Chancellor Masters and Scholars of the University of Oxford trainding as Oxford University Press and Kurzweil Educations Systems, Inc.
3/1/03	OEM Software License Agreement	Fonix Corporation and Kurzweil Educational Systems, Inc.
8/14/02	Amendment I to the License Agreement Between ScanSoft, Inc.	ScanSoft, Inc. and Kurzweil
	and Kurzweil Educational Systems, Inc.	Educational Systems, Inc.
8/12/03	Amendment II to the License Agreement Between Nuance	Nuance Commmunication, Inc. and
	Communication, Inc. and Kurzweil Educational Systems, Inc.	Kurzweil Educational Systems, Inc.

Schedule 5.9(m)

Date of Agreement	Legal Name of Agreement	Parties to the Agreement

3/31/04	Amendment III to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Commmunication, Inc. and Kurzweil Educational Systems, Inc.
12/31/05	Amendment V to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Commmunication, Inc. and Kurzweil Educational Systems, Inc.
8/15/06	Amendment VI to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Commmunication, Inc. and Kurzweil Educational Systems, Inc.
10/6/02	Amendment to the License Agreement	Vantage Research Inc. and Kurzweil Educational Systems, Inc.
3/31/03	Amendment to the License Agreement	Vantage Research Inc. and Kurzweil Educational Systems, Inc.
1/25/02	IBM OEM Software Agreement — Base Agreement	International Business Machines Corp (IBM) and Kurzweil Educational Systems, Inc.
1/25/02	IBM OEM Software Agreement — Transaction Document Number 001	International Business Machines Corp (IBM) and Kurzweil Educational
2/3/03	Wizzard OEM Software Agreement — Base Agreement	Wizzard Software Corporation and Kurzweil Educational Systems, Inc.
2/3/03	Wizzard OEM Software Agreement — Transaction Document Number 002	Wizzard Software Corporation and Kurzweil Educational Systems, Inc.
10/11/04	Wizzard OEM Software Agreement — Transaction Document Number 003	Wizzard Software Corporation and Kurzweil Educational Systems, Inc.
9/21/00	License Agreement	Working Software, Inc. and L&H Applications USA, Inc.
9/23/02	Amendment to License Agreement	Working Software, Inc. and Kurzweil Educational Systems, Inc.
1/7/02	Electronic Reference Content License Agreement	Houghton Mifflin Company and Kurzweil Educational Systems, Inc.
12/22/04	Amendment	Houghton Mifflin Company and Kurzweil Educational Systems Group
12/21/06	Amendment	Houghton Mifflin Company and Kurzweil Educational Systems Inc.
8/14/03	VAR/OEM Agreement	NeoSpeech, Inc. and Kurzweil Educational Systems, Inc.
2/11/04	Amendment 1 to VAR/OEM Agreement	NeoSpeech, Inc. and Kurzweil Educational Systems, Inc.
6/25/04	Amendment 2 to VAR/OEM Agreement	NeoSpeech, Inc. and Kurzweil Educational Systems, Inc.
8/22/05	Value Added Reseller / OEM Agreement	Cepstral Corporation and Kurzweil Educational Systems, Inc.

Schedule 5.9(m)

Date of Agreement	Legal Name of Agreement	Parties to the Agreement

12/31/01	License Agreement	Stellent Chicago, Inc. and Kurzweil Educational Systems, Inc.
12/11/03	Amendment I	Stellent Chicago, Inc. and Kurzweil Educational Systems, Inc.
6/27/05	Amendment II	Stellent Chicago, Inc. and Cambium Learning, Inc.
6/22/99	Agreement	ABBYY USA and Kurzweil Educational Systems, inc.
7/1/02	Run Time License Agreement	ABBYY USA Software House, Inc. and Kurzweil Educational Systems, Inc.
7/1/2004 —	Abby USA Software License Agreement Exhibit “Al”	ABBYY USA and Kurzweil
6/30/2006		Educational Systems, inc.
7/1/2004 —	Abby USA Software License Agreement Exhibit “A2”	ABBYY USA and Kurzweil
6/30/2006		Educational Systems, inc.
7/1/2006 —	Abby USA Software License Agreement Exhibit “A3”	ABBYY USA and Kurzweil
6/30/2008		Educational Systems, inc.
7/31/01	Agreement with Silver Lining Multimedia	IntelliTools, Inc. and Silver Lining Multimedia.
3/31/06	Amendment 2006 to the License Agreement Between Vantage	Vantage Research Inc. and Kurzweil
	Research, LLC and Kurzweil Educational Systems, Inc., a Cambium Learning, Company.	Educational Systems, inc.
9/6/02	Amendment to the License Agreement Between Vantage	Vantage Research Inc. and Kurzweil
	Technologies Holdings, Inc. and Kurzweil Educational Systems, Inc.	Educational Systems, inc.

See Schedule 5.9(ii)

Material Contracts — 5.9(n)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
06/01/03	Lease Agreement.	Sopris West Educational Services, Inc. and Cactus Investments, LLP.
06/15/04	Commercial Lease Agreement.	Sopris West Educational Services, Inc. Flextronics USA, Inc.
09/30/05	Lease Agreement.	Sopris West Educational Services, Inc. and Opus Northwest, LLC.
10/06/06	Second Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.
12/08/05	First Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.
10/30/06	Memorandum of Lease	Sopris West Educational Services, Inc. and Opus Northwest, LLC.
11/09/06	Notice of Sales [of 4185 Salazar Way]	Sopris West Educational Services, Inc. and OIRE Colorado C, LLC, and Opus Northwest, LLC.
01/01/05	Sub-Lease Agreement.	Kurzweil Educational Syustems, Inc. and Computervision Corporation.
11/16/99	Lease Agreement.	Intellitools, Inc. and RNM Lakeville, LLC.
03/29/05	Amendment to Lease Agreement with RNM Lakeville, LLC.	Intellitools, Inc. and RNM Lakeville, LLC.
02/06/06	System Agreement	Sopris West Educational Services, Inc. and Bastian Material Handling, LLC.
03/30/05	Lease Agreement.	Cambium Learning, Inc. and Gerrity Family Associates.

Material Contracts — 5.9(o)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
10/19/05	Licensing Agreement.	IntelliTools, Inc. and Madentec, Limited.
01/30/04	Stock Purchase Agreement [Non-compete provision for Stuart Horsfall]	Cambium Learning, Inc., and Stuart Horsfall.
02/13/06	Employment Agreement	Cambium Learning, Inc. and Arjan Khalsa.
05/27/05	Employment Agreement	Cambium Learning, Inc. and Michael Sokol.
11/14/2001	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and James K. Kelly.
6/6/2005	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Jim Sullivan,
05/27/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, line, and Roger Steinberg, III.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Sokol.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Edward S. Smith.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Saunders.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Jacquelyn A. Wheeler
11/15/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Robert Alexander.
04/25/02	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Pauline A. Anton.
03/04/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Nancy F. Avery.
08/01/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Vincent Azzara
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David Bradburn
02/14/05	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Joey Bridger
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Adeline Chan.
01/06/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Walter Dotson.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David A. Garibedian.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael T. Gorman
06/16/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Sara M. Halpert.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eugene Helfich.
06/16/02	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eric Hon-Anderson.

Material Contracts — 5.9(o)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement
05/12/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and James B. Howells.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Kimberly A. Johnson.
12/11/04	Invention, Non-Disclosure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Rick Plescia.
03/05/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Cynthia J. Kerrigan.

Attachment 1
Schedule 5.9(iv)
State Adoptions

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2005	2011	Sopris	24926	1570353603	Building Early Literacy and Language Skills	$35.00	2001
AR	2005	2011	Sopris	55651	1593181841	Complete Read Well Level K Curriculum—Classroom Package	$1,790.00	2003
AR	2005	2011	Sopris	25232	157035331X	First Grade PALS	$29.95	2002
AR	2005	2011	Sopris	25187	1570353255	K-PALS	$29.95	2001
AR	2005	2011	Sopris	29701	1570358109	Primary Steps Reproducibles for K-2 Teachers Using Step up to Writing	$33.00	2003
AR	2005	2011	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000
AR	2005	2011	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
AR	2005	2011	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
AR	2005	2011	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1998
AR	2005	2011	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$50.95	1998
AR	2005	2011	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998
AR	2005	2011	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
AR	2005	2011	Sopris	37284	1570352429	Read Well Instructor’s Set Plain Text	$285.00	1998
AR	2005	2011	Sopris	58528	1570356661	Read Well Level K Handwriting Posters	$39.00	2003
AR	2005	2011	Sopris	60206	1593181728	Read Well Level K Training Package	$365.00	2003
AR	2005	2011	Sopris	60169	4176921201011	Read Well Level K Whole Classroom Package	$975.00	2003
AR	2005	2011	Sopris	24045	1570358044	REWARDS Plus Application to Social Studies Student Book Set of 10	$56.00	2003
AR	2005	2011	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
AR	2005	2011	Sopris	24037	1570358036	REWARDS Plus: Application to Social Studies Student Book	$6.95	2003
AR	2005	2011	Sopris	24037	1570358036	REWARDS Plus: Application to Social Studies Student Book	$6.95	2003
AR	2005	2011	Sopris	24045	1570358044	REWARDS Plus: Application to Social Studies Student Book Set of 10	$56.00	2003
AR	2005	2011	Sopris	24053	1570358024	REWARDS Plus: Application to Social Studies Teacher’s Guide	$52.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2005	2011	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
AR	2005	2011	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
AR	2005	2011	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
AR	2005	2011	Sopris	24088	1570356181	REWARDS Video	$20.00	2000
AR	2005	2011	Sopris	25603	1570358265	Spellography Student Workbook A Set of 5	$35.00	2003
AR	2005	2011	Sopris	25611	1570358273	Spellography Student Workbook B Set of 5	$35.00	2003
AR	2005	2011	Sopris	25620	1570358281	Spellography Student Workbook C Set of 5	$35.00	2003
AR	2005	2011	Sopris	25662	1570356076	Spellography Teacher Answer Guide A	$20.00	2003
AR	2005	2011	Sopris	25671	1570356084	Spellography Teacher Answer Guide B	$20.00	2003
AR	2005	2011	Sopris	25689	1570356092	Spellography Teacher Answer Guide C	$20.00	2003
AR	2005	2011	Sopris	25591	1570354839	Spellography Teacher’s Resource Guide	$25.00	2001
AR	2005	2011	Sopris	23317	41269192005	Step Up To Writing Elementary School Set	$187.00	2003
AR	2005	2011	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 Pack of 10	$25.00	1999
AR	2005	2011	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 Pack of 10	$25.00	1999
AR	2005	2011	Sopris	23350	157035457X	Step Up to Writing Manual	$79.00	2002
AR	2005	2011	Sopris	23270	41269161502	Step Up To Writing Poster Set Level 1 & 2	$36.00	2003
AR	2005	2011	Sopris	29858	1570359245	Step Up to Writing Poster Set Primary Steps	$36.00	2002
AR	2005	2011	Sopris	29719	1570359253	Step Up To Writing Primary Set	$140.00	2003
AR	2005	2011	Sopris	29858	1570359245	Step Up To Writing Primary Steps Poster Set	$36.00	2003
AR	2005	2011	Sopris	23296	157035524X	Step Up To Writing Second Edition Classroom Reproducibles	$24.50	2003
AR	2005	2011	Sopris	23190	1570355142	Step Up To Writing Second Edition Overhead Masters for Transparencies and Student Handouts	$36.00	2003
AR	2005	2011	Sopris	23350	157035457X	Step Up To Writing Second Edition Teacher’s Manual	$79.00	2003
AR	2005	2011	Sopris	84717	1593010470	Stepping Stones to Literacy	$175.00	2004
AR	2005	2011	Sopris	24580	1570353514	Teacher-Directed PALS	$29.95	2001
AR	2005	2011	Sopris	28783	157035314X	Write Well Spelling Homework Blackline Masters Plain Text	$180.00	2000
AR	2006	2012	Metro	101178	1588308421	Voyages Complete Kindergarten Kit	$474.75	1996
AR	2006	2012	Metro	118068	1597930008	Voyages Grade 1 Complete Program	$739.53	1996

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	78043	1588308324	Voyages Grade 1 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118076	1597930016	20-Pack Anchors Kit Grade 1	$330.51	1996
AR	2006	2012	Metro	74561	1588303454	Grade 1 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74608	1588305015	Grade 1 Anchors Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118084	1597930024	20-Pack Excursions Kit Grade 1	$210.94	1996
AR	2006	2012	Metro	80670	1588306127	Grade 1 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80821	1588307603	Grade 1 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97279	1588308502	Grade 1 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97341	158830812X	Grade 1 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100124	1588308278	Grade 1 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118092	1597930032	Voyages Grade 2 Complete Program	$758.67	1996
AR	2006	2012	Metro	78051	1588308332	Voyages Grade 2 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118105	1597930040	20-Pack Anchors Kit Grade 2	$330.51	1996
AR	2006	2012	Metro	74579	1588303462	Grade 2 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74616	1588305449	Grade 2 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118113	1597930059	20-Pack Excursions Kit Grade 2	$210.94	1996
AR	2006	2012	Metro	80784	1588306275	Grade 2 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80830	1588307670	Grade 2 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97287	1588308510	Grade 2 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97359	1588308138	Grade 2 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100044	1588308286	Grade 2 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118121	1597930067	Voyages Grade 3 Complete Program	$758.67	1996
AR	2006	2012	Metro	78060	1588308340	Voyages Grade 3 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118130	1597930075	20-Pack Anchors Kit Grade 3	$330.51	1996
AR	2006	2012	Metro	74587	1588303470	Grade 3 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74624	1588305457	Grade 3 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118148	1597930083	20-Pack Excursions Kit Grade 3	$210.94	1996
AR	2006	2012	Metro	80792	1588306283	Grade 3 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80848	1588307689	Grade 3 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97295	1588308529	Grade 3 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97367	1588308146	Grade 3 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100132	1588308294	Grade 3 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118156	1597930091	Voyages Grade 4 Complete Program	$758.87	1996
AR	2006	2012	Metro	78078	1588308359	Voyages Grade 4 Complete Student Kit	$31.37	1996

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	118164	1597930105	20-Pack Anchors Kit Grade 4	$330.51	1996
AR	2006	2012	Metro	74595	1588303489	Grade 4 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74632	1588308049	Grade 4 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118172	1597930113	20-Pack Excursions Kit Grade 4	$210.94	1996
AR	2006	2012	Metro	80805	1588306291	Grade 4 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80856	1588307697	Grade 4 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97308	1588308537	Grade 4 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97375	1588308154	Grade 4 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100052	1588308308	Grade 4 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118181	1597930121	Voyages Grade 5 Complete Program	$758.67	1996
AR	2006	2012	Metro	78086	1588308367	Voyages Grade 5 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118199	159793013X	20-Pack Anchors Kit Grade 5	$330.51	1996
AR	2006	2012	Metro	74739	1588304701	Grade 5 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74747	1588306119	Grade 5 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118201	1597930148	20-Pack Excursions Kit Grade 5	$210.94	1996
AR	2006	2012	Metro	80813	1588306305	Grade 5 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80864	1588307700	Grade 5 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97316	1588308545	Grade 5 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97383	1588308162	Grade 5 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100141	1588308316	Grade 5 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	95804	1588303128	Problem Solving Step 1 Complete Program	$211.95	1999
AR	2006	2012	Metro	93649	1588304892	Problem Solving, Step By Step: Step 1 Complete Student Kit	$103.87	1999
AR	2006	2012	Metro	93622	1588301710	Problem Solving, Step By Step: Step 1 Student Instruction Kit	$94.01	1999
AR	2006	2012	Metro	93606	1581207115	Step 1 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93631	1588303217	Step 1 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	95855	1588303136	Problem Solving Step 2 Complete Program	$211.95	1999
AR	2006	2012	Metro	93702	1588304906	Problem Solving, Step-By Step: Step 2 Complete Student Kit	$103.87	1999
AR	2006	2012	Metro	93690	1588301729	Problem Solving, Step By Step: Step 2 Student Instruction Kit	$94.01	1999
AR	2006	2012	Metro	93665	1581207123	Step 2 Problem Solving Teacher Edition	$16.91	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	93681	1588303225	Step 2 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	95986	1588303144	Problem Solving Step 3 Complete Program	$238.45	1999
AR	2006	2012	Metro	93761	1588304914	Problem Solving, Step By Step: Step 3 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93745	1588301737	Problem Solving, Step By Step: Step 3 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93729	1581207131	Step 3 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93753	1588303233	Step 3 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96102	1588303152	Problem Solving Step 4 Complete Program	$238.45	1999
AR	2006	2012	Metro	93841	1588304922	Problem Solving, Step By Step: Step 4 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93825	1588301745	Problem Solving, Step By Step: Step 4 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93809	158120714X	Step 4 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93833	1588303241	Step 4 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96233	1588303160	Problem Solving Step 5 Complete Program	$238.45	1999
AR	2006	2012	Metro	93913	158830499X	Problem Solving, Step By Step: Step 5 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93905	1588301753	Problem Solving, Step By Step: Step 5 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93876	1581207158	Step 5 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93892	158830325X	Step 5 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96381	1588303179	Problem Solving Step 6 Complete Program	$238.45	1999
AR	2006	2012	Metro	93972	1588305058	Problem Solving, Step By Step: Step 6 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93956	1588301761	Problem Solving, Step By Step: Step 6 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93930	1581207166	Step 6 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93964	1588303268	Step 6 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	96567	1588303187	Problem Solving Step 7 Complete Program	$261.77	1999
AR	2006	2012	Metro	94035	1588305066	Problem Solving, Step By Step: Step 7 Complete Student Kit	$121.85	1999
AR	2006	2012	Metro	94027	158830177X	Problem Solving, Step By Step: Step 7 Student Instruction Kit	$113.09	1999
AR	2006	2012	Metro	94019	1581206755	Step 7 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	94001	1588303276	Step 7 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96680	1588303195	Problem Solving Step 8 Complete Program	$261.77	1999
AR	2006	2012	Metro	94086	1588305074	Problem Solving, Step By Step: Step 8 Complete Student Kit	$121.85	1999
AR	2006	2012	Metro	94078	1588301788	Problem Solving, Step By Step: Step 8 Student Instruction Kit	$113.09	1999
AR	2006	2012	Metro	94051	1581206836	Step 8 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	94060	1588303284	Step 8 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	94650	1581203004	Metro Math Readers: Red Level Complete Kit	$582.95	2000
AR	2006	2012	Metro	89244	158120325X	Metro Math Readers: Red Level Student Kit — 24 Titles, 6 Copies Each	$519.35	2000
AR	2006	2012	Metro	94625	158830115X	Metro Math Readers: Red Level Student Kit — 24 Titles, 1 Copies Each	$95.35	2000
AR	2006	2012	Metro	94617	1588301427	Metro Math Readers: Red Level Big Book Super Pack	$275.55	2000
AR	2006	2012	Metro	98722	1581203314	The Number One (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98909	1581203322	The Number Two (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98845	1581203330	The Number Three (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98669	1581203349	The Number Four (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98634	1581203357	The Number Five (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98781	1581203365	The Number Six (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98757	1581203373	The Number Seven (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98571	1581203381	The Number Eight (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98693	158120339X	The Number Nine (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98811	1581203403	The Number Ten (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98600	1581203411	The Number Eleven (Set of 6)	$25.39	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	98870	158120342X	The Number Twelve (Set of 6)	$25.39	2000
AR	2006	2012	Metro	95476	1581203438	Squares (Set of 6)	$25.39	2000
AR	2006	2012	Metro	100298	1581203446	Triangles (Set of 6)	$25.39	2000
AR	2006	2012	Metro	94511	1581203454	Rectangles (Set of 6)	$25.39	2000 .
AR	2006	2012	Metro	77690	1581203462	Circles (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102007	1581203470	Which One is it? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102091	1581203489	Which Two Are the Same? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102146	1581203497	Who is Missing? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	101979	1581203500	Which Belong Together? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	84144	1581203519	How Many in All? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	84099	1581203527	How Many Are Missing? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	101709	1581203535	What is a Half? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102066	1581203543	Which One is Next? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	94633	1581203616	Red Level Teacher’s Guide (Set of 6)	$16.91	2000
AR	2006	2012	Metro	93534	1588301095	Red Level Practice Test (Set of 10) With Teacher’s Guide	$31.75	2000
AR	2006	2012	Metro	94976	1588301109	Red Level Pretests/Posttest (Set of 10) With Teacher’s Guide	$21.15	2000
AR	2006	2012	Metro	98925	158120551	The Numbers 1-5 Big Book	$52.95	2000
AR	2006	2012	Metro	98976	158120552X	The Numbers 6-9 Big Book	$49.77	2000
AR	2006	2012	Metro	98941	1581205538	The Numbers 10-12 Big Book	$44.47	2000
AR	2006	2012	Metro	94924	1581205546	Shapes Big Book	$49.77	2000
AR	2006	2012	Metro	97762	1581205554	Take A Closer Look Big Book	$49.77	2000
AR	2006	2012	Metro	84224	1581205562	How Many? How Much? Big Book	$44.47	2000
AR	2006	2012	Metro	83694	1581203632	Math Readers Red Level Home/School Connection BLM	$21.15	2000
AR	2006	2012	Metro	102293	1581204000	Metro Math Readers: Yellow Level Complete Kit	$604.15	2000
AR	2006	2012	Metro	102322	1581203306	Metro Math Readers: Yellow Level Student Kit — 24 Titles, 6 Copies Each	$540.55	2000
AR	2006	2012	Metro	102306	1588301168	Metro Math Readers: Yellow Level Student Kit — 24 Titles, 1 Copy Each	$101.95	2000
AR	2006	2012	Metro	102314	1588301435	Metro Math Readers: Yellow Level Big Book Super Pack	$508.75	2000
AR	2006	2012	Metro	95425	1581204310	Spending Dimes One At A Time (Set of 6)	$26.45	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	100386	1581204329	Twenty More Or Less (Set of 6)	$26.45	2000
AR	2006	2012	Metro	78481	1581204337	Counting On Friends (Set of 6)	$26.45	2000
AR	2006	2012	Metro	94203	1581204345	Puppies in, Puppies Out (Set of 6)	$26.45	2000
AR	2006	2012	Metro	88735	1581204353	Making Twelve Party Bags (Set of 6)	$26.45	2000
AR	2006	2012	Metro	91168	1581204361	Once There Were Twelve (Set of 6)	$26.45	2000
AR	2006	2012	Metro	75643	158120437X	Bears, Ten By Ten (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98079	1581204388	Tens and Ones Together (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84187	1581204396	How Many is Fifty? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	101485	158120440X	We Celebrate 100 (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89720	1581204418	Money Counts (Set of 6)	$26.45	2000
AR	2006	2012	Metro	85163	1581204426	It’s about Time (Set of 6)	$26.45	2000
AR	2006	2012	Metro	99071	1581204434	The Shape Game (Set of 6)	$26.45	2000
AR	2006	2012	Metro	97711	1581204442	Symmetry (Set of 6)	$26.45	2000
AR	2006	2012	Metro	100351	1581204450	Turn to the Left, Turn to the Right (Set of 6)	$26.45	2000
AR	2006	2012	Metro	85770	1581204469	Let’s Share (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84742	1581204477	In and Out of the Toy Box (Set of 6)	$26.45	2000
AR	2006	2012	Metro	91125	1581204485	Odd Number Thirteen (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98503	1581204493	The Measurement Mysteries (Set of 6)	$26.45	2000
AR	2006	2012	Metro	102058	1581204507	Which One is More? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	81710	1581204515	Feet Go Two By Two (Set of 6)	$26.45	2000
AR	2006	2012	Metro	81795	1581204523	Fingers Go Five By Five (Set of 6)	$26.45	2000
AR	2006	2012	Metro	83459	1581204531	Half is Fair (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84030	158120454X	How Do We Use Money? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89316	1581204612	Yellow Level Teacher’s Guide	$16.91	2000
AR	2006	2012	Metro	102349	1588301117	Yellow Level Practice Test (Set of 10) With Teacher’s Guide	$31.75	2000
AR	2006	2012	Metro	102331	1588301125	Yellow Level PreTest/Posttest (Set of 10) With Teacher’s Guide	$21.15	2000
AR	2006	2012	Metro	84208	1581205570	How Many Now? Big Book	$52.95	2000
AR	2006	2012	Metro	99813	1581205589	Time and Measurement Big Book	$52.95	2000
AR	2006	2012	Metro	89691	158830101X	Money Big Book	$52.95	2000
AR	2006	2012	Metro	82481	1588301028	From Twenty to Fifty Big Book	$49.77	2000
AR	2006	2012	Metro	95100	1588301036	Skip-Counting Big Book	$52.95	2000
AR	2006	2012	Metro	82000	1588301044	Fractions Big Book	$49.77	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	88612	1588301052	Looking At Shapes Big Book	$52.95	2000
AR	2006	2012	Metro	84128	1588301060	How Many Groups? Big Book	$49.77	2000
AR	2006	2012	Metro	82472	1588301079	From Ten To One Hundred Big Book	$52.95	2000
AR	2006	2012	Metro	78449	1588301087	Counting Down Big Book	$52.95	2000
AR	2006	2012	Metro	83707	1581204620	Math Readers Yellow Level Home/School Connection BLM	$21.15	2000
AR	2006	2012	Metro	75820	1588301133	Metro Math Readers: Blue Level Complete Kit	$487.55	2000
AR	2006	2012	Metro	75838	1588308081	Metro Math Readers: Blue Level Student Kit — 20 Titles, 6 Copies Each	$476.95	2000
AR	2006	2012	Metro	86844	1588301176	Metro Math Readers: Blue Level Student Kit — 20 Titles, 1 Copy Each	$84.75	2000
AR	2006	2012	Metro	98116	1588309045	That’s Close Enough! (Set of 6)	$26.45	2000
AR	2006	2012	Metro	73832	1588309061	Adding It Up (Set of 6)	$26.45	2000
AR	2006	2012	Metro	101768	1588309134	What’s The Difference? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	78465	1588309029	Counting on Bears (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84064	1588309088	How Heavy is It? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	94490	1588309010	Real-Life Multiplication (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84013	1588309150	Hooray! Arrays! (Set of 6)	$26.45	2000
AR	2006	2012	Metro	85198	1588309002	It’s Time for the Park (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98141	158830907X	The Animal Data Files (Set of 6)	$26.45	2000
AR	2006	2012	Metro	77905	1588309126	Coins Count (Set of 6)	$26.45	2000
AR	2006	2012	Metro	101784	1588309142	What’s Your Money Worth? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	78861	1588309185	Day By Day (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98431	158830910X	The Marvelous Lemonade Machine (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89359	1588309037	Measuring Tails (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89332	1588309118	Measuring is Believing (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89746	1588309193	Moving Shapes (Set of 6)	$26.45	2000
AR	2006	2012	Metro	81779	1588309053	Finding Fraction Facts (Set of 6)	$26.45	2000
AR	2006	2012	Metro	99055	1588309177	The Secret of the Golden Ruler (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84081	1588309096	How Hot is Hot? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	99194	1588309169	The Solids Show (Set of 6)	$26.45	2000
AR	2006	2012	Metro	75854	1588309207	Blue Level Teacher’s Guide	$16.91	2000
AR	2006	2012	Metro	94895	1581200994	School-To-Home Bags 10-Pack	$26.45	2000
AR	2006	2012	Metro	118084	1597930024	20-Pack Excursions Kit Grade 1	$210.94	1996

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	80670	1588306127	Grade 1 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80821	1588307603	Grade 1 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118113	1597930059	20-Pack Excursions Kit Grade 2	$210.94	1996
AR	2006	2012	Metro	80784	1588306275	Grade 2 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80830	1588307670	Grade 2 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118148	1579730083	20-Pack Excursions Kit Grade3	$210.94	1996
AR	2006	2012	Metro	80792	1588306283	Grade 3 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80848	1588307689	Grade 3 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118172	1597930113	20-Pack Excursions Kit Grade 4	$210.94	1996
AR	2006	2012	Metro	80805	1588306291	Grade 4 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80856	1588307697	Grade 4 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118201	1597930148	20-Pack Excursions Kit Grade 5	$210.94	1996
AR	2006	2012	Metro	80813	1588306305	Grade 5 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80864	1588307700	Grade 5 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Sopris	63888	1570359717	Transitional Mathematics Developing Number Sense, Level 1, Class Set of 10	$477.00	2004
AR	2006	2012	Sopris	63896	1570359725	Transitional Mathematics Developing Number Sense, Level 1, Class Set of 25	$1,038.95	2004
AR	2006	2012	Sopris	65066	1593180802	Transitional Mathematics Developing Number Sense of Rational Numbers, Level 2, Classroom Set of 10	$477.00	2004
AR	2006	2012	Sopris	65082	1593180810	Transitional Mathematics Developing Number Sense of Rational Numbers, Level 2, Classroom Set of 25	$1,038.95	2004
AR	2006	2012	Sopris	65074	159318235X	Transitional Mathematics Understanding Algebraic Expressions, Level 3, Classroom Set of 10	$477.00	2004
AR	2006	2012	Sopris	65091	1593182368	Transitional Mathematics Understanding Algebraic Expressions, Level 3, Classroom Set of 25	$1,038.95	2004
CA	1999	2005	Metro	74501	1581201028	Metro Early Reading Program Kindergarten Big Book Amazing Aunt Agatha	$32.35	1999	* Adoption Contract C
CA	1999	2005	Metro	76970	1581201079	Metro Early Reading Program Kindergarten Big Book Busy Toes	$32.35	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	78300	1581201133	Metro Early Reading Program Kindergarten Big Book Con Mi Hermano/With My Brother	$32.35	1999
CA	1999	2005	Metro	81664	1581201044	Metro Early Reading Program Kindergarten Big Book Feast for 10	$32.35	1999
CA	1999	2005	Metro	83344	1581201158	Metro Early Reading Program Kindergarten Big Book Growing Vegetable Soup	$32.35	1999
CA	1999	2005	Metro	84671	1581201052	Metro Early Reading Program Kindergarten Big Book I’ll Catch The Moon	$32.35	1999
CA	1999	2005	Metro	85294	1581201109	Metro Early Reading Program Kindergarten Big Book Kente Colors	$32.35	1999
CA	1999	2005	Metro	88356	1581201192	Metro Early Reading Program Kindergarten Big Book Life With Max	$32.35	1999
CA	1999	2005	Metro	89877	1581201036	Metro Early Reading Program Kindergarten Big Book My Friends	$32.35	1999
CA	1999	2005	Metro	91176	1581201176	Metro Early Reading Program Kindergarten Big Book One Afternoon	$32.35	1999
CA	1999	2005	Metro	91272	158120115X	Metro Early Reading Program Kindergarten Big Book Oscar Asked Why	$32.35	1999
CA	1999	2005	Metro	92099	1581201125	Metro Early Reading Program Kindergarten Big Book Pet Show!	$32.35	1999
CA	1999	2005	Metro	93391	158120101X	Metro Early Reading Program Kindergarten Big Book Polar Bear, Polar Bear, What Do You Hear?	$32.35	1999
CA	1999	2005	Metro	94730	1581201141	Metro Early Reading Program Kindergarten Big Book Road Builders	$32.35	1999
CA	1999	2005	Metro	75715	1581201214	Metro Early Reading Program Kindergarten Big Book Teacher’s Guide	$17.23	1999
CA	1999	2005	Metro	98271	1581201117	Metro Early Reading Program Kindergarten Big Book The Doorbell Rang	$32.35	1999
CA	1999	2005	Metro	98319	1581201184	Metro Early Reading Program Kindergarten Big Book The Fourth Little Pig	$32.35	1999
CA	1999	2005	Metro	98440	1581201206	Metro Early Reading Program Kindergarten Big Book The Marvelous Toy	$32.35	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	74261	1581202873	Metro Early Reading Program Kindergarten Big Book Theme Pack All About Me	$204.07	1999
CA	1999	2005	Metro	82018	1581202881	Metro Early Reading Program Kindergarten Big Book Theme Pack Friends and Family	$175.99	1999
CA	1999	2005	Metro	83651	158120289X	Metro Early Reading Program Kindergarten Big Book Theme Pack Home and Community	$147.91	1999
CA	1999	2005	Metro	99688	1581201060	Metro Early Reading Program Kindergarten Big Book They Thought They Saw Him	$32.35	1999
CA	1999	2005	Metro	99961	1581201087	Metro Early Reading Program Kindergarten Big Book Today is Monday	$32.35	1999
CA	1999	2005	Metro	75707	1581201001	Metro Early Reading Program Kindergarten Big Books Super Pack	$561.55	1999
CA	1999	2005	Metro	78271	1581206909	Metro Early Reading Program Kindergarten California 20 Student Kit	$1,511.19	1999
CA	1999	2005	Metro	78107	1581201222	Metro Early Reading Program Kindergarten Complete Kit	$1,075.63	1999
CA	1999	2005	Metro	84822	1581200919	Metro Early Reading Program Kindergarten Individual Skills Inventory 10 Pack	$43.15	1999
CA	1999	2005	Metro	85809	1581200862	Metro Early Reading Program Kindergarten Kindergarten Letter Cards	$16.15	1999
CA	1999	2005	Metro	94123	1581200897	Metro Early Reading Program Kindergarten Kindergarten Level Guide	$10.75	1999
CA	1999	2005	Metro	89762	1581200870	Metro Early Reading Program Kindergarten Multicultural Song Collection 4 pack (Audio cassettes)	$32.35	1999
CA	1999	2005	Metro	89914	1581200803	Metro Early Reading Program Kindergarten My Letter Book 10 Pack	$80.95	1999
CA	1999	2005	Metro	89965	1581200811	Metro Early Reading Program Kindergarten My Letter Book Teacher’s Guide	$10.75	1999
CA	1999	2005	Metro	91555	1581200846	Metro Early Reading Program Kindergarten Our Letter Chart	$9.67	1999
CA	1999	2005	Metro	74464	158120082X	Metro Early Reading Program Kindergarten Poster Set	$53.35	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	93420	1581200838	Metro Early Reading Program Kindergarten Poster Set Teacher’s Guide	$10.75	1999
CA	1999	2005	Metro	77032	1581200722	Metro Early Reading Program Kindergarten Reader Can I Have Some? 10 Pack	$34.51	1999
CA	1999	2005	Metro	79177	1581200706	Metro Early Reading Program Kindergarten Reader Do You Like Me? 10 Pack	$34.51	1999
CA	1999	2005	Metro	79193	1581200730	Metro Early Reading Program Kindergarten Reader Down, Mop, Down 10 Pack	$34.51	1999
CA	1999	2005	Metro	84558	1581200684	Metro Early Reading Program Kindergarten Reader Am Ben 10 Pack	$34.51	1999
CA	1999	2005	Metro	85104	1581200714	Metro Early Reading Program Kindergarten Reader Is Boo With You? 10 Pack	$34.51	1999
CA	1999	2005	Metro	85139	1581200692	Metro Early Reading Program Kindergarten Reader Is Tasha Up? 10 Pack	$34.51	1999
CA	1999	2005	Metro	85219	1581200749	Metro Early Reading Program Kindergarten Reader Just A Little 10 Pack	$34.51	1999
CA	1999	2005	Metro	101741	1581200757	Metro Early Reading Program Kindergarten Reader What Was That? 10 Pack	$34.51	1999
CA	1999	2005	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 pack of all books	$259.15	1999
CA	1999	2005	Metro	94895	1581200994	Metro Early Reading Program Kindergarten School to Home Bags 10 Pack	$23.71	1999
CA	1999	2005	Metro	94941	1581202903	Metro Early Reading Program Kindergarten Sharing and Caring	$175.99	1999
CA	1999	2005	Metro	95046	158120096X	Metro Early Reading Program Kindergarten Sing Along Song Book	$16.15	1999
CA	1999	2005	Metro	97797	1581200781	Metro Early Reading Program Kindergarten Take Home Readers 24 Pack	$21.55	1999
CA	1999	2005	Metro	100642	1581200943	Metro Early Reading Program Kindergarten Teacher’s Guide Units 17-24	$21.55	1999
CA	1999	2005	Metro	100634	1581200927	Metro Early Reading Program Kindergarten Teacher’s Guide Units 1-8	$21.55	1999
CA	1999	2005	Metro	100651	1581200951	Metro Early Reading Program Kindergarten Teacher’s Guide Units 25-32	$21.55	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	100677	1581200935	Metro Early Reading Program Kindergarten Teacher’s Guide Units 9-16	$21.55	1999
CA	1999	2005	Metro	98044	1581200854	Metro Early Reading Program Kindergarten Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	73154	1581201273	Metro Early Reading Program level A A Bug in the Bathtub 6 Pack	$22.63	1999
CA	1999	2005	Metro	73285	1581201265	Metro Early Reading Program Level A A Hug And Hot Chocolate 6 Pack	$22.63	1999
CA	1999	2005	Metro	73621	158120129X	Metro Early Reading Program Level A A Very Bad Day 6 Pack	$22.63	1999
CA	1999	2005	Metro	85876	1581202016	Metro Early Reading Program Level A Assessment 6 Pack	$25.87	1999
CA	1999	2005	Metro	75598	158120132X	Metro Early Reading Program Level A At The Zoo 6 Pack	$22.63	1999
CA	1999	2005	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$971.95	1999
CA	1999	2005	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$647.95	1999
CA	1999	2005	Metro	82608	1581201303	Metro Early Reading Program Level A Get Rid of That Dog 6Pack	$22.63	1999
CA	1999	2005	Metro	83521	1581201257	Metro Early Reading Program Level A Have You Met My Pet? 6 Pack	$22.63	1999
CA	1999	2005	Metro	85825	1581201869	Metro Early Reading Program Level A Letter Cards For Students 6 Pack	$26.95	1999
CA	1999	2005	Metro	90122	1581201567	Metro Early Reading Program Level A My Literature Book 6 Pack	$152.23	1999
CA	1999	2005	Metro	90131	1581201575	Metro Early Reading Program Level A My Literature Book Teacher’s Guide	$16.15	1999
CA	1999	2005	Metro	90616	1581201745	Metro Early Reading Program Level A My Practice Book 6 Pack	$40.99	1999
CA	1999	2005	Metro	91053	1581201311	Metro Early Reading Program Level A Not Not Again! 6 Pack	$22.63	1999
CA	1999	2005	Metro	73200	1581201346	Metro Early Reading Program Level A Our Day With Mom 6 Pack	$22.63	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	85067	1581202725	Metro Early Reading Program Level A Program Organizer	$64.64	1999
CA	1999	2005	Metro	94342	158120194X	Metro Early Reading Program Level A Read Aloud Casseties 4 Pack	$32.35	1999
CA	1999	2005	Metro	86297	1581202121	Metro Early Reading Program Level A Teacher’s Edition Units 1-5	$53.95	1999
CA	1999	2005	Metro	86300	158120213X	Metro Early Reading Program Level A Teacher’s Edition Units 6-10	$53.95	1999
CA	1999	2005	Metro	85850	1581201885	Metro Early Reading Program Level A Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	99776	1581201338	Metro Early Reading Program Level A Three Pigs and A Wolf 6 Pack	$22.63	1999
CA	1999	2005	Metro	101653	1581201281	Metro Early Reading Program Level A What Can Sam Do? 6 Pack	$22.63	1999
CA	1999	2005	Metro	94908	1581201249	Metro Early Reading Program Level A-F School To Home Bag	$13.99	1999
CA	1999	2005	Metro	94908	1581201249	Metro Early Reading Program Level A-F School To Home Bag 6 Pack	$13.99	1999
CA	1999	2005	Metro	73111	1581201354	Metro Early Reading Program Level B A Bag For Dad 6 Pack	$22.63	1999
CA	1999	2005	Metro	73533	1581201443	Metro Early Reading Program Level B A Surprise Birthday 6 Pack	$22.63	1999
CA	1999	2005	Metro	86406	1581202032	Metro Early Reading Program Level B Assessment 6 Pack	$25.87	1999
CA	1999	2005	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$971.95	1999
CA	1999	2005	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$647.95	1999
CA	1999	2005	Metro	79134	1581201397	Metro Early Reading Program Level B Did You See Boo? 6 Pack	$22.63	1999
CA	1999	2005	Metro	82501	1581201389	Metro Early Reading Program Level B Game Day 6 Pack	$22.63	1999
CA	1999	2005	Metro	82579	1581201427	Metro Early Reading Program Level B Get Down From That Vine! 6 Pack	$22.63	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	88671	1581201435	Metro Early Reading Program Level B Make My Day 6 Pack	$22.63	1999
CA	1999	2005	Metro	90211	1581201591	Metro Early Reading Program Level B My Literature Book 6 Pack	$152.23	1999
CA	1999	2005	Metro	90229	1581201605	Metro Early Reading Program Level B My Literature Book Teacher’s Guide	$16.15	1999
CA	1999	2005	Metro	90632	1581201761	Metro Early Reading Program Level B My Practice Book 6 Pack	$40.99	1999
CA	1999	2005	Metro	94351	1581201958	Metro Early Reading Program Level B Read Aloud Cassettes 4 Pack	$32.35	1999
CA	1999	2005	Metro	94799	1581201419	Metro Early Reading Program Level B Rows and Rows of Marigolds 6 Pack	$22.63	1999
CA	1999	2005	Metro	94975	1581201370	Metro Early Reading Program Level B Side By Side 6 Pack	$22.63	1999
CA	1999	2005	Metro	86748	1581202148	Metro Early Reading Program Level B Teacher’s Edition Units 1-5	$53.95	1999
CA	1999	2005	Metro	86756	1581202156	Metro Early Reading Program Level B Teacher’s Edition Units 6-10	$53.95	1999
CA	1999	2005	Metro	86385	1581201893	Metro Early Reading Program Level B Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	101944	1581201362	Metro Early Reading Program Level B When Will the Sun Come Out? 6 Pack	$22.63	1999
CA	1999	2005	Metro	102381	1581201400	Metro Early Reading Program Level B You Can Do A Lot With A Lot 6 Pack	$22.63	1999
CA	1999	2005	Metro	73381	1581201478	Metro Early Reading Program Level C A Pet For Jed 6 Pack	$22.63	1999
CA	1999	2005	Metro	73568	1581201451	Metro Early Reading Program Level C A Tadpole at the Lake 6 Pack	$22.63	1999
CA	1999	2005	Metro	86801	1581202059	Metro Early Reading Program Level C Assessment 6 Pack	$25.87	1999
CA	1999	2005	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$972.00	1999
CA	1999	2005	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$647.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	82659	158120146X	Metro Early Reading Program Level C Glide, Frog, Glide! 6 Pack	$22.63	1999
CA	1999	2005	Metro	82712	1581201486	Metro Early Reading Program Level C Good Times at the Lake 6 Pack	$22.63	1999
CA	1999	2005	Metro	84574	1581201532	Metro Early Reading Program Level C I Don’t Want to Scare You 6 Pack	$22.63	1999
CA	1999	2005	Metro	90296	1581201621	Metro Early Reading Program Level C My Literature Book 6 Pack	$152.23	1999
CA	1999	2005	Metro	90309	158120163X	Metro Early Reading Program Level C My Literature Book Teacher’s Guide	$16.15	1999
CA	1999	2005	Metro	90667	1581201788	Metro Early Reading Program Level C My Practice Book 6 Pack	$40.99	1999
CA	1999	2005	Metro	94369	1581201966	Metro Early Reading Program Level C Read Aloud Cassettes 4 Pack	$32.35	1999
CA	1999	2005	Metro	94908	1581201249	Metro Early Reading Program Level C School To Home Bags 6 Pack	$13.99	1999
CA	1999	2005	Metro	95003	1581201508	Metro Early Reading Program Level C Sidewalk Fun 6 Pack	$22.63	1999
CA	1999	2005	Metro	95126	1581201540	Metro Early Reading Program Level C Slide And Ride 6 Pack	$22.63	1999
CA	1999	2005	Metro	87097	1581202164	Metro Early Reading Program Level C Teacher’s Edition Units 1-5	$53.95	1999
CA	1999	2005	Metro	87100	1581202172	Metro Early Reading Program Level C Teacher’s Edition Units 6-10	$53.95	1999
CA	1999	2005	Metro	86781	1581201907	Metro Early Reading Program Level C Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	98191	1581201516	Metro Early Reading Program Level C The Best Pizza Place 6 Pack	$22.63	1999
CA	1999	2005	Metro	92101	1581201494	Metro Early Reading Program Level C The Pet Show 6 Pack	$22.63	1999
CA	1999	2005	Metro	99135	1581201524	Metro Early Reading Program Level C The Sitter 6 Pack	$22.63	1999
CA	1999	2005	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,695.63	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	100212	1581200978	Metro Early Reading Program Transitional Program Complete	$453.55	1999
CA	1999	2005	Metro	100183	1581200986	Metro Early Reading Program Transitional Program Little Readers	$276.43	1999
CA	1999	2005	Metro	100221	1581206526	Metro Early Reading Program Transitional Program Teacher’s Guide	$21.55	1999
CA	1999	2005	Sopris	34452	1570351783	Language! Course Syllabus and Advance Organizer (teacher’s traning course manual)	$4.50	1998
CA	1999	2005	Sopris	20538	1564970604	Language! DRP BookLink: Literature and Popular Titles (DOS software, two 3 1/2 inch diskettes)	$99.00	1996
CA	1999	2005	Sopris	20546	1564970612	Language! DRP BookLink: Literature and Popular Titles (Macintosh software, two 3 1/2 inch diskettes)	$99.00	1998
CA	1999	2005	Sopris	34315	1570350655	Language! Instructor’s Manual	$75.00	1995
CA	1999	2005	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$19.50	1998
CA	1999	2005	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$7.50	1992
CA	1999	2005	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$49.00	1993
CA	1999	2005	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$49.00	1993
CA	1999	2005	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$49.00	1992
CA	1999	2005	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$21.95	1992
CA	1999	2005	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$21.95	1992
CA	1999	2005	Sopris	34227	1570351791	Language! Pocket Chart	$24.95	1998
CA	1999	2005	Sopris	20685	1570351406	Language! Practice instructor’s Manual	$25.00	1998
CA	1999	2005	Sopris	20618	1570351414	Language! Practice Student Workbook A	$5.25	1998
CA	1999	2005	Sopris	20626	1570351422	Language! Practice Student Workbook B	$5.25	1998
CA	1999	2005	Sopris	20634	1570351430	Language! Practice Student Workbook C	$5.25	1998
CA	1999	2005	Sopris	20642	1570351449	Language! Practice Student Workbook D	$5.25	1998
CA	1999	2005	Sopris	20651	1570351457	Language! Practice Student Workbook E	$5.25	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Sopris	20669	1570351465	Language! Practice Student Workbook F	$5.25	1998
CA	1999	2005	Sopris	25486	1570354618	Language! Roots	$65.00	1998
CA	1999	2005	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$5.25	1995
CA	1999	2005	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$5.25	1995
CA	1999	2005	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$5.25	1995
CA	1999	2005	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$5.25	1995
CA	1999	2005	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$5.25	1995
CA	1999	2005	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$5.25	1995
CA	1999	2005	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$5.25	1995
CA	1999	2005	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$5.25	1995
CA	1999	2005	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$5.25	2000
CA	1999	2005	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$25.00	1997
CA	1999	2005	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$19.50	1997
CA	1999	2005	Sopris	34411	1570351767	Language! Sounds and Letters for Readers and Spellers CD-Rom software (Network version 1.0)	$695.00	1998
CA	1999	2005	Sopris	34411	1570351767	Language! Sounds and Letters for Readers and Spellers CD-Rom software (PC version 1.0)	$195.00	1998
CA	1999	2005	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$7.50	1998
CA	2002	2007	Sopris	23034	1570352097	Language! Categories	$52.97	1999
CA	2002	2007	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular Titles (CD-ROM)	$53.48	2000
CA	2002	2007	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$147.13	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$76.51	2000
CA	2002	2007	Sopris	32563	1570354359	Language! J & J Reader A	$21.40	2000
CA	2002	2007	Sopris	32571	1570354367	Language! J & J Reader B	$21.40	2000
CA	2002	2007	Sopris	32580	1570354375	Language! J & J Reader C	$21.40	2000
CA	2002	2007	Sopris	32601	1570354383	Language! J & J Reader D	$21.40	2000
CA	2002	2007	Sopris	32619	1570354391	Language! J & J Reader E	$21.40	2000
CA	2002	2007	Sopris	32627	1570354405	Language! J & J Reader F	$21.40	2000
CA	2002	2007	Sopris	32643	1570354413	Language! J & J Reader G	$21.40	2000
CA	2002	2007	Sopris	32651	1570354421	Language! J & J Reader H	$21.40	2000
CA	2002	2007	Sopris	32660	157035443X	Language! J & J Reader I	$21.40	2000
CA	2002	2007	Sopris	65365	403690653653	Language! J & J Readers Coloring Book	$2.30	1998
CA	2002	2007	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$22.95	1998
CA	2002	2007	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.77	2000
CA	2002	2007	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$9.36	1992
CA	2002	2007	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$64.74	2000
CA	2002	2007	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$64.74	2000
CA	2002	2007	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$64.74	2000
CA	2002	2007	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$34.13	2001
CA	2002	2007	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$34.13	2001
CA	2002	2007	Sopris			Language! Level 1 Student Package Option	$105.40	2002
CA	2002	2007	Sopris			Language! Level 2 Student Package Option	$105.40	2002
CA	2002	2007	Sopris			Language! Level 3 Student Package Option	$113.42	2002
CA	2002	2007	Sopris			Language! Literacy Intervention Teacher Classroom Resources	$192.31	2002
CA	2002	2007	Sopris	34340	1570352070	Language! Morphemes for Meaning	$46.49	1999
CA	2002	2007	Sopris	34227	1570351791	Language! Pocket Chart	$41.20	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	20685	1570351406	Language! Practice instructor’s Manual	$41.20	1998
CA	2002	2007	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Blackline Masters	$88.28	1999
CA	2002	2007	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Blackline Masters	$129.47	2000
CA	2002	2007	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.65	1998
CA	2002	2007	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.65	1998
CA	2002	2007	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.65	1998
CA	2002	2007	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.65	1998
CA	2002	2007	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.65	1998
CA	2002	2007	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.65	1998
CA	2002	2007	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$45.90	1998
CA	2002	2007	Sopris	25486	1570354618	Language! Roots	$88.28	2001
CA	2002	2007	Sopris	22841	157035281X	Language! Second Edition Elementary School Training Kit	$547.26	2000
CA	2002	2007	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$64.74	2001
CA	2002	2007	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$64.74	2001
CA	2002	2007	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$64.74	2001
CA	2002	2007	Sopris	22867	1570352895	Language! Second Edition Middle/High School Training Kit	$609.69	2000
CA	2002	2007	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.65	2001
CA	2002	2007	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7.65	2001
CA	2002	2007	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.65	2001
CA	2002	2007	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.65	2001
CA	2002	2007	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.65	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.65	2001
CA	2002	2007	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.65	2001
CA	2002	2007	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.65	2001
CA	2002	2007	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.65	2001
CA	2002	2007	Sopris	24125	1570352569	Language! Sort It!	$69.44	2000
CA	2002	2007	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.03	1997
CA	2002	2007	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$28.84	1997
CA	2002	2007	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.83	1998
CA	2002	2007	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Book	$48.15	2001
CA	2002	2007	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$187.25	2001
CA	2002	2007	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$160.50	2001
CA	2002	2007	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.77	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22656	157035474X	Language! Summative Tests Book F	$17.66	2001
CA	2002	2007	Sopris	22912	1570354634	Language! Summative Tests D-F Teacher’s Edition	$14.71	2001
CA	2002	2007	Sopris	22921	1570354642	Language! Summative Tests G-I Teacher’s Edition	$14.71	2001
CA	2002	2007	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22630	1570354723	Language! Summative Tests Level 2 Book D Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22904	1570354626	Language! Summative Tests Level A-C Teacher’s Edition	$14.71	2001
CA	2002	2007	Sopris	22808	1570353182	Language! Syllabus	$16.05	2000
CA	2005	2008	Sopris	133495	1593185677	Training Kit/Teacher Resouce Kit	$1,089.00	2004	$87.12	$1,176.12
CA	2005	2008	Sopris	70447	1593184379	Teacher Set Book A	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	70771	1593184263	Student Set Book A	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	70287	1593182627	Student Text Book A	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	70295	1593182643	Interactive Text Book A	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	71044	1593183127	eReader CD ROM Book A	$69.00	2004	$5.52	$74.52

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2005	2008	Sopris	70316	1593183097	Instructional Planning Tool CD ROM Book A	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	70324	1593182945	Assessment: Content Mastery Book A	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	70332	1570355401	Assessment: Summative Tests and Progress Indicators Book A	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	70455	1593184387	Teacher Set Book B	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	70789	1593184328	Student Set Book B	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	70851	1593183208	Student Text Book B	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	70877	1593183224	Interactive Text Book B	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	71052	1593184891	eReader CD ROM Book B	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	104791	1593183100	Instructional Planning Tool CD ROM Book B	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	70893	1593182953	Assessment: Content Mastery Book B	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	70914	157035541X	Assessment: Summative Tests and Progress Indicators Book B	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	70463	1593184395	Teacher Set Book C	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	70797	1593184336	Student Set Book C	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	70869	1593183216	Student Text Book C	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	70885	1593183232	Interactive Text Book C	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	104758	1593184905	eReader CD ROM Book C	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	104803	1593183119	Instructional Planning Tool CD ROM Book C	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	70906	1593182961	Assessment: Content Mastery Book C	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	70922	1570355428	Assessment: Summative Tests and Progress Indicators Book C	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	103350	1593184409	Teacher Set Book D	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	103368	1593184344	Student Set Book D	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	104820	1593183712	Student Text Book D	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	104838	1593183720	Interactive Text Book D	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	104766	1593184913	eReader CD ROM Book D	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	104811	1593185553	Instructional Planning Tool CD ROM Book D	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	104846	159318297X	Assessment: Content Mastery Book D	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	104854	159318381X	Assessment: Summative Tests and Progress Indicators Book D	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	71116	1593183151	Speaking and Listening to the English Language Book and Card Set	$249.49	2001	$19.96	$269.45
CA	2005	2008	Sopris	70391	1570355479	Student Placement Booklet	$3.95	2004	$0.32	$4.27

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2005	2008	Sopris	70383	1570355462	Teacher Placement Guide Book	$14.49	2004	$1.16	$15.65
CA	2005	2008	Sopris	70439	1593183070	Sortegories CD ROM Books A-C	$58.49	2004	$4.68	$63.17
CA	2005	2008	Sopris	116097	1593185596	Sortegories CD ROM Book D	$20.00	2004	$1.60	$21.60
CA	2005	2008	Sopris	71028	1570355487	Letter Cards Books A-C	$32.50	2004	$2.60	$35.10
CA	2005	2008	Sopris	116100	159318560X	Letter Cards Book D	$11.00	2004	$0.88	$11.88
CA	2005	2008	Sopris	70308	1593183089	Words for Teachers CD ROM Books A-C	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	116118	1593185618	Words for Teachers CD ROM Book D	$17.00	2004	$1.36	$18.36
CA	2005	2008	Sopris	71036	1570355495	Morpheme for Meaning Cards Books A-C	$32.50	2004	$2.60	$35.10
CA	2005	2008	Sopris	116126	1593185626	Morpheme for Meaning Cards Book D	$11.00	2004	$0.88	$11.88
CA	2005	2008	Sopris	70341	1593183925	Transparencies and Templates Books A-C	$26.50	2004	$2.12	$28.62
CA	2005	2008	Sopris	116134	1593185634	Transparencies and Templates Book D	$5.50	2004	$0.44	$5.94
CA	2005	2008	Sopris	70412	422590704128	Online Assessment System (One-year Subscription per User)	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	20520	1570353654	Degrees of Reading Power (DRP) BookLink Version 8.08	$99.00	2004	$7.92	$106.92
GA	2005	2011	Metro	73437	1588306267	Metro Nonfiction Bookbag A Place Called Heartbreak Student Kit	$149.95	2001
GA	2005	2011	Metro	73411	158830230X	Metro Nonfiction Bookbag A Place Called Heartbreak Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	74333	1588306151	Metro Nonfiction Bookbag All for the Better Student Kit	$149.95	2001
GA	2005	2011	Metro	74421	1588302253	Metro Nonfiction Bookbag All for the Better Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	76814	158830616X	Metro Nonfiction Bookbag Building a Dream Student Kit	$149.95	2001
GA	2005	2011	Metro	76777	1588302261	Metro Nonfiction Bookbag Building a Dream Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	78959	1588306216	Metro Nonfiction Bookbag Days of Courage Student Kit	$149.95	2001
GA	2005	2011	Metro	78895	158830227X	Metro Nonfiction Bookbag Days of Courage Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	85526	1588306224	Metro Nonfiction Bookbag La Causa Student Kit	$149.95	2001
GA	2005	2011	Metro	91408	1588306259	Metro Nonfiction Bookbag Osceola Student Kit	$149.95	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
GA	2005	2011	Metro	91336	1588302296	Metro Nonfiction Bookbag Osceola Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	97893	1588306178	Metro Nonfiction Bookbag Tales from the Underground Railroad Student Kit	$149.95	2001
GA	2005	2011	Metro	97842	1588302318	Metro Nonfiction Bookbag Tales from the Underground Railroad Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	99320	1588306186	Metro Nonfiction Bookbag The Tenement Writer Student Kit	$149.95	2001
GA	2005	2011	Metro	99258	1588302326	Metro Nonfiction Bookbag The Tenement Writer Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	99493	1588306208	Metro Nonfiction Bookbag These Lands Are Ours Student Kit	$149.95	2001
GA	2005	2011	Metro	99485	1588302334	Metro Nonfiction Bookbag These Lands Are Ours Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	99629	1588306232	Metro Nonfiction Bookbag They Shall Be Heard Student Kit	$149.95	2001
GA	2005	2011	Metro	99565	1588302342	Metro Nonfiction Bookbag They Shall Be Heard Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	101371	1588306194	Metro Nonfiction Bookbag Walking for Freedom Student Kit	$149.95	2001
GA	2005	2011	Metro	101320	1588302350	Metro Nonfiction Bookbag Walking for Freedom Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	101805	1588306240	Metro Nonfiction Bookbag When Justice Failed Student Kit	$149.95	2001
GA	2005	2011	Metro	101792	1588302369	Metro Nonfiction Bookbag When Justice Failed Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	95302	1588309231	Metro Social Studies — Living and Working Together Grade 1 Complete Program	$369.95	2000
GA	2005	2011	Metro	95206	158830924X	Metro Social Studies — Living and Working Together Grade 2 Complete Program	$369.95	2000
GA	2005	2011	Metro	95281	1588303071	Metro Social Studies — Living and Working Together Kindergarten Audiocasette Collection of Big Books	$39.95	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
GA	2005	2011	Metro	95290	1588309223	Metro Social Studies — Living and Working Together Kindergarten Complete Program	$312.95	2000
GA	2005	2011	Sopris	25890	1570350736	Basic Skill Builders: Map Skills	$10.00	1995
GA	2005	2011	Sopris	25865	1570350485	Basic Skill Builders: Program Handbook	$15.00	1995
GA	2005	2011	Sopris	20298	1570354499	Stop & Think Social Skills 2-3 Class Set	$125.00	2001
GA	2005	2011	Sopris	20301	1570354464	Stop & Think Social Skills 4-5 Class Set	$125.00	2001
GA	2005	2011	Sopris	20335	41029030608	Stop & Think Social Skills 6-8 Class Set	$125.00	2001
GA	2005	2011	Sopris	20343	41029031618	Stop & Think Social Skills PreK-1 Class Set	$125.00	2001
ID	2000	2006	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000	* Adoption Contract C
ID	2000	2006	Sopris	28732	1570352674	Read Well Alphabet and Picture Wall Cards Slanted Text	$32.95	2000
ID	2000	2006	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
ID	2000	2006	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
ID	2000	2006	Sopris	37006	1570353212	Read Well Big Book Units 4-6	$21.95	1998
ID	2000	2006	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$49.95	1998
ID	2000	2006	Sopris	37161	1570352496	Read Well Comprehension and Skill Blackline Masters Slanted Text	$49.95	1998
ID	2000	2006	Sopris	37532	1570352127	Read Well Comprehension and Skill Workbook 1 Plain Text	$4.75	1998
ID	2000	2006	Sopris	37559	1570352135	Read Well Comprehension and Skill Workbook 2 Plain Text	$4.75	1998
ID	2000	2006	Sopris	37575	1570352143	Read Well Comprehension and Skill Workbook 3 Plain Text	$4.75	1998
ID	2000	2006	Sopris	37541	1570352208	Read Well Comprehension and Skill Workbook Units 1-10 Slanted Text	$4.75	1998
ID	2000	2006	Sopris	37567	1570352216	Read Well Comprehension and Skill Workbook Units 11-25 Slanted Text	$4.75	1998
ID	2000	2006	Sopris	37583	1570352224	Read Well Comprehension and Skill Workbook Units 26-38 Slanted Text	$4.75	1998
ID	2000	2006	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2000	2006	Sopris	37313	1570352240	Read Well Enlarged Format Decoding Folders Slanted Text	$14.95	1998
ID	2000	2006	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
ID	2000	2006	Sopris	37321	1570356009	Read Well Notebook 1 Plain Text	$75.30	1998
ID	2000	2006	Sopris	37348	1570356017	Read Well Notebook 2 Plain Text	$75.30	1998
ID	2000	2006	Sopris	37356	1570358168	Read Well Notebook 2 Slanted Text	$75.30	1998
ID	2000	2006	Sopris	37364	1570356025	Read Well Notebook 3 Plain Text	$75.30	1998
ID	2000	2006	Sopris	37372	1570358176	Read Well Notebook 3 Slanted Text	$75.30	1998
ID	2000	2006	Sopris	37129	1570352887	Read Well Pocket Chart	$31.75	1998
ID	2000	2006	Sopris	37196	1570353360	Read Well Sound and Tricky Word Flash Cards	$15.00	1998
ID	2000	2006	Sopris	37217	409390604162	Read Well Student Decoding Folders Plain Text	$37.95	1998
ID	2000	2006	Sopris	37225	409390604193	Read Well Student Decoding Folders Slanted Text	$37.95	1998
ID	2000	2006	Sopris	37401	1570351589	Read Well Student Storybook Set	$55.90	1998
ID	2000	2006	Sopris	37330	157035815X	Read Well Teacher’s Edition Notebook 1 Slanted Text	$75.30	1998
ID	2000	2006	Sopris	25540	1570358230	Spellography Introductory Classroom Set	$185.00	2003
ID	2000	2006	Sopris	25558	1593180969	Spellography Modified Classroom Set	$299.00	2003
ID	2000	2006	Sopris	25603	1570358265	Spellography Student Workbook A Set of 5	$35.00	2003
ID	2000	2006	Sopris	25611	1570358273	Spellography Student Workbook B Set of 5	$35.00	2003
ID	2000	2006	Sopris	25620	1570358281	Spellography Student Workbook C Set of 5	$35.00	2003
ID	2000	2006	Sopris	25662	1570356076	Spellography Teacher Answer Guide A	$20.00	2003
ID	2000	2006	Sopris	25671	1570356084	Spellography Teacher Answer Guide B	$20.00	2003
ID	2000	2006	Sopris	25689	1570356092	Spellography Teacher Answer Guide C	$20.00	2003
ID	2000	2006	Sopris	25591	1570354839	Spellography Teacher’s Resource Guide	$25.00	2001
ID	2000	2006	Sopris	23333	1570352666	Step Up To Writing 101 Reproducibles for Beginning Writers, Spanish	$19.00	2000
ID	2000	2006	Sopris	23317	41269192005	Step Up To Writing Elementary School Set	$187.00	2003
ID	2000	2006	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 Pack of 10	$25.00	1999
ID	2000	2006	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 Pack of 10	$25.00	1999
ID	2000	2006	Sopris	29858	1570359245	Step Up To Writing Primary Steps Poster Set	$38.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2000	2006	Sopris	23296	157035524X	Step Up To Writing Second Edition Classroom	$24.50	2003
						Reproducibles
ID	2000	2006	Sopris	23190	1570355142	Step Up To Writing Second Edition Overhead	$36.00	2003
						Masters for Transparencies and Student Handouts
ID	2000	2006	Sopris	23270	41269161502	Step Up To Writing Second Edition Poster Set	$36.00	2003
ID	2000	2006	Sopris	29719	1570359253	Step Up To Writing Second Edition Primary Set	$140.00	2004
ID	2000	2006	Sopris	29701	1570358109	Step Up To Writing Second Edition Primary Steps	$33.00	2003
						Reproducibles
ID	2000	2006	Sopris	23325	41269190519	Step Up To Writing Second Edition Secondary Set	$197.00	2003
ID	2004	2009	Sopris	22816	1570356033	Language! 4th Edition Syllabus and Advance	$19.25	2003
						Organizer
ID	2004	2009	Sopris	23034	1570352097	Language! Categories	$49.50	1999
ID	2004	2009	Sopris	22331	1570352917	Language! Classroom Set for 20 Students, Level 2	$1,639.00	2001
ID	2004	2009	Sopris	22357	1570352925	Language! Classroom Set for 20 Students, Level 3	$1,639.00	2001
ID	2004	2009	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular	$99.00	2000
						Titles (CD-ROM)
ID	2004	2009	Sopris	23798	1570353832	Language! Games and Activities for Readers and	$137.50	2000
						Spellers
ID	2004	2009	Sopris	22509	1570352526	Language! Instructional Resource Guide for	$71.50	2000
						Teachers
ID	2004	2009	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$21.45	1998
ID	2004	2009	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.00	2000
ID	2004	2009	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$8.75	1992
ID	2004	2009	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18	$60.50	2000
						(consumable)
ID	2004	2009	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36	$60.50	2000
						(consumable)

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54	$60.50	2000
						(consumable)
ID	2004	2009	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$31.90	2001
ID	2004	2009	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$31.90	2001
ID	2004	2009	Sopris	34340	1570352070	Language! Morphemes for Learning	$43.45	1999
ID	2004	2009	Sopris	24256	413992009126	Language! Plastic Tiles	$7.15	2002
ID	2004	2009	Sopris	34227	1570351791	Language! Pocket Chart	$38.50	1999
ID	2004	2009	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$38.50	1998
ID	2004	2009	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and	$121.00	2000
						Workbook Blackline Masters
ID	2004	2009	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.15	1998
ID	2004	2009	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.15	1998
ID	2004	2009	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.15	1998
ID	2004	2009	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.15	1998
ID	2004	2009	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.15	1998
ID	2004	2009	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.15	1998
ID	2004	2009	Sopris	20693	157035250X	Language! Practice Workbook Blackline Masters	$82.50	1999
ID	2004	2009	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$42.90	1998
ID	2004	2009	Sopris	25486	1570354618	Language! Roots	$82.50	2001
ID	2004	2009	Sopris	22314	1570322909	Language! Second Edition Classroom Set for 20	$1,639.00	2001
						Students, Level 1
ID	2004	2009	Sopris	22841	157035281X	Language! Second Edition Elementary School	$434.50	2001
						Training Kit
ID	2004	2009	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual	$60.50	2000
						Level 1
ID	2004	2009	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual	$60.50	2000
						Level 2
ID	2004	2009	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual	$60.50	2000
						Level 3
ID	2004	2009	Sopris	22867	1570352895	Language! Second Edition Middle/High School	$576.95	2001
						Training Kit

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.15	2000
ID	2004	2009	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7.15	2000
ID	2004	2009	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.15	2000
ID	2004	2009	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.15	2000
ID	2004	2009	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.15	2000
ID	2004	2009	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.15	2000
ID	2004	2009	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.15	2000
ID	2004	2009	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.15	2000
ID	2004	2009	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.15	2000
ID	2004	2009	Sopris	22200	1570352968	Language! Second Edition Student Mastry Book Set	$64.35	2000
ID	2004	2009	Sopris	22445	1570352933	Language! Small Group Set for 5 Students Level 1	$409.75	2001
ID	2004	2009	Sopris	22461	1570352941	Language! Small Group Set for 5 Students Level 2	$409.75	2001
ID	2004	2009	Sopris	22488	157035295X	Language! Small Group Set for 5 Students, Level 3	$409.75	2001
ID	2004	2009	Sopris	24125	1570352569	Language! Sort It!	$64.90	2000
ID	2004	2009	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.90	1997
ID	2004	2009	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$26.95	1997
ID	2004	2009	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.25	1998
ID	2004	2009	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$192.50	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$165.00	2001
ID	2004	2009	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Manual	$49.50	2001
ID	2004	2009	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22630	1570354723	Language! Summative Tests Level 2 Book D Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$16.50	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22656	157035474X	Language! Summative Tests Student Edition F Pack of 20	$16.50	2001
ID	2004	2009	Sopris	22904	1570354626	Language! Summative Tests Teacher’s Edition Level 1	$13.75	2001
ID	2004	2009	Sopris	22912	1570354634	Language! Summative Tests Teacher’s Edition Level 2	$13.75	2001
ID	2004	2009	Sopris	22921	1570354642	Language! Summative Tests Teacher’s Edition Level 3	$13.75	2001
ID	2004	2009	Sopris	24037	1570358036	REWARDS Plus Application to Social Studies Student Book	$6.95	2003
ID	2004	2009	Sopris	24045	1570358044	REWARDS Plus Application to Social Studies Student Book Set of 10	$56.00	2003
ID	2004	2009	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
ID	2004	2009	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
ID	2004	2009	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
ID	2004	2009	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
ID	2004	2009	Sopris	27641	1570359121	You Can Be Algebra Ready Classroom Set Part 1	$185.00	2003
ID	2004	2009	Sopris	27668	1570359148	You Can Be Algebra Ready Classroom Set Part 1 and 2	$350.00	2003
ID	2004	2009	Sopris	27650	157035913X	You Can Be Algebra Ready Classroom Set Part 2	$185.00	2003
ID	2004	2009	Sopris	27588	1570359261	You Can Be Algebra Ready Student Books Part 1 Set of 10	$140.00	2003
ID	2004	2009	Sopris	27596	157035927X	You Can Be Algebra Ready Student Books Part 1 Set of 5	$75.00	2003
ID	2004	2009	Sopris	27609	1570359288	You Can Be Algebra Ready Student Books Part 2 Set of 10	$140.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	27617	1570359296	You Can Be Algebra Ready Student Books Part 2 Set of 5	$75.00	2003
ID	2004	2009	Sopris	27705	1570359091	You Can Be Algebra Ready Teacher’s Guide Part 1	$68.00	2003
ID	2004	2009	Sopris	27713	1570359105	You Can Be Algebra Ready Teacher’s Guide Part 2	$69.00	2003
ID	2005	2010	Sopris	70421	1593184433	LANGUAGE! Edition Training Kit/Teacher Resource Kit	$975.00	2004
ID	2005	2010	Sopris	70447	1593184379	LANGUAGE! Edition Teacher Set Book A	$270.00	2004
ID	2005	2010	Sopris	70771	1593184263	LANGUAGE! 3rd Edition Student Set Book A	$47.49	2004
ID	2005	2010	Sopris	70261	1593182635	LANGUAGE! 3rd Edition Teacher Edition Volume 1 Book A	$61.49	2004
ID	2005	2010	Sopris	70279	1593183135	LANGUAGE! 3rd Edition Teacher Edition Volume 2 Book A	$61.49	2004
ID	2005	2010	Sopris	70287	1593182627	LANGUAGE! 3rd Edition Student Text Book A	$29.95	2004
ID	2005	2010	Sopris	70295	1593182643	LANGUAGE! 3rd Edition Interactive Text Book A	$12.49	2004
ID	2005	2010	Sopris	71044	1593183127	LANGUAGE! 3rd Edition eReader CD ROM Book A	$69.00	2004
ID	2005	2010	Sopris	70316	1593183097	LANGUAGE! 3rd Edition Instructional Planning Tool CD ROM Book A	$50.95	2004
ID	2005	2010	Sopris	70324	1593182945	LANGUAGE! 3rd Edition Assessment: Content Mastery Book A	$3.95	2004
ID	2005	2010	Sopris	70332	1570355401	LANGUAGE! 3rd Edition Assessment: Summative Tests and Progress Indicators Book A	$1.95	2004
ID	2005	2010	Sopris	70404	1570355436	LANGUAGE! 3rd Edition Assessment: Teacher Edition Book A	$3.95	2004
ID	2005	2010	Sopris	70455	1593184387	LANGUAGE! 3rd Edition Teacher Set Book B	$270.00	2004
ID	2005	2010	Sopris	70789	1593184328	LANGUAGE! 3rd Edition Student Set Book B	$47.49	2004
ID	2005	2010	Sopris	109049	159318316X	LANGUAGE! 3rd Edition Teacher Edition Volume 1 Book B	$61.49	2004
ID	2005	2010	Sopris	109057	1593183178	LANGUAGE! 3rd Edition Teacher Edition Volume 2 Book B	$61.49	2004
ID	2005	2010	Sopris	70851	1593183208	LANGUAGE! 3rd Edition Student Text Book B	$29.95	2004

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2005	2010	Sopris	70877	1593183224	LANGUAGE! 3rd Edition Interactive Text Book B	$12.49	2004
ID	2005	2010	Sopris	71052	1593184891	LANGUAGE! 3rd Edition eReader CD ROM Book B	$69.00	2004
ID	2005	2010	Sopris	104791	1593183100	LANGUAGE! 3rd Edition Instructional Planning Tool CD ROM Book B	$50.95	2004
ID	2005	2010	Sopris	70893	1593182953	LANGUAGE! 3rd Edition Assessment: Content Mastery Book B	$3.95	2004
ID	2005	2010	Sopris	70914	157035541X	LANGUAGE! 3rd Edition Assessment: Summative Tests and Progress Indicators Book B	$1.95	2004
ID	2005	2010	Sopris	104862	1570355444	LANGUAGE! 3rd Edition Assessment: Teacher Edition Book B	$3.95	2004
ID	2005	2010	Sopris	70463	1593184395	LANGUAGE! 3rd Edition Teacher Set Book C	$270.00	2004
ID	2005	2010	Sopris	70797	1593184336	LANGUAGE! 3rd Edition Student Set Book C	$47.49	2004
ID	2005	2010	Sopris	115449	1593183186	LANGUAGE! 3rd Edition Teacher Edition Volume 1 Book C	$61.49	2004
ID	2005	2010	Sopris	115457	1593183194	LANGUAGE! 3rd Edition Teacher Edition Volume 2 Book C	$61.49	2004
ID	2005	2010	Sopris	70869	1593182316	LANGUAGE! 3rd Edition Student Text Book C	$29.95	2004
ID	2005	2010	Sopris	70885	1593183232	LANGUAGE! 3rd Edition Interactive Text Book C	$12.49	2004
ID	2005	2010	Sopris	104758	1593184905	LANGUAGE! 3rd Edition eReader CD ROM Book C	$69.00	2004
ID	2005	2010	Sopris	104803	1593183119	LANGUAGE! 3rd Edition Instructional Planning Tool CD ROM Book C	$50.95	2004
ID	2005	2010	Sopris	70906	1593182961	LANGUAGE! 3rd Edition Assessment: Content Mastery Book C	$3.95	2004
ID	2005	2010	Sopris	70922	1570355428	LANGUAGE! 3rd Edition Assessment: Summative Tests and Progress Indicators Book C	$1.95	2004
ID	2005	2010	Sopris	104871	1570355452	LANGUAGE! 3rd Edition Assessment: Teacher Edition Book C	$3.95	2004
ID	2005	2010	Sopris	50278	1570359385	Algebra 1 Rescue! Classroom Set for 10	$424.00	2003
ID	2005	2010	Sopris	50294	1570359377	Algebra 1 Rescue! Classroom Set for 25	$689.00	2003
ID	2005	2010	Sopris	50219	1570359326	Algebra 1 Rescue! Teacher’s Guide	$94.49	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2005	2010	Sopris	50227	1570359334	Algebra 1 Rescue! Teacher’s Resource Manual	$73.49	2003
ID	2005	2010	Sopris	50235	1570359342	Algebra 1 Rescue! Teacher’s Solutions Book with Fluency CD-ROM and Activity CD-ROM	$104.95	2003
ID	2005	2010	Sopris	50260	1570359393	Algebra 1 Rescue! Student Books (set of 5)	$84.95	2003
IN	2001	2007	Metro	78107	1581201222	Metro Early Reading Program Kindergarten Complete Kit for 10 Students	$995.95	1999
IN	2001	2007	Metro	78271	1581206909	Metro Early Reading Program Kindergarten Complete Kit for 20 Students	$1,325.00	1999
IN	2001	2007	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$850.00	1999
IN	2001	2007	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$595.95	1999
IN	2001	2007	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$850.00	1999
IN	2001	2007	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$595.95	1999
IN	2001	2007	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$850.00	1999
IN	2001	2007	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$595.95	1999
IN	2001	2007	Metro	87311	1581202849	Metro Early Reading Program Level D Complete Program Kit for 6 Students	$649.95	1999
IN	2001	2007	Metro	78211	158120695X	Metro Early Reading Program Level D Comprehensive Kit for 20 Students	$879.95	1999
IN	2001	2007	Metro	78246	1581206968	Metro Early Reading Program Level E Complete Kit for 20 Students	$879.95	1999
IN	2001	2007	Metro	87661	1581202857	Metro Early Reading Program Level E Complete Program Kit for 6 Students	$649.95	1999
IN	2001	2007	Metro	78254	1581202369	Metro Early Reading Program Level F Complete Kit for 20 Students	$879.95	1999
IN	2001	2007	Metro	88014	1581202865	Metro Early Reading Program Level F Program Kit for 6 Students	$649.95	1999
IN	2001	2007	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,495.00	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
IN	2001	2007	Metro	95169	1581202806	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 6 Students	$1,699.95	1999
IN	2001	2007	Metro	95177	1581203268	Metro Early Reading Program Levels D-F Basic Program Kit	$1,949.85	1999
IN	2001	2007	Metro	78238	1581206976	Metro Early Reading Program Levels D-F Comprehensive Kits for 20 Students	$2,697.00	1999
MS	2004	2009	Sopris	22816	1570356033	Language! 4th Edition Syllabus and Advance Organizer	$19.25	2003
MS	2004	2009	Sopris	23034	1570352097	Language! Categories	$49.50	1999
MS	2004	2009	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular Titles (CD-ROM)	$99.00	2000
MS	2004	2009	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$137.50	2000
MS	2004	2009	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$71.50	2000
MS	2004	2009	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$21.45	1998
MS	2004	2009	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.00	2000
MS	2004	2009	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$8.75	1992
MS	2004	2009	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$60.50	1993
MS	2004	2009	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$60.50	1993
MS	2004	2009	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$60.50	1992
MS	2004	2009	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$31.90	2001
MS	2004	2009	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$31.90	2001
MS	2004	2009	Sopris	34340	1570352070	Language! Morphemes for Meaning	$43.45	1999
MS	2004	2009	Sopris	24256	413992009126	Language! Plastic Tiles	$7,15	2002
MS	2004	2009	Sopris	34227	1570351791	Language! Pocket Chart	$38.50	1999
MS	2004	2009	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$38.50	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	20722	1570353670	Language! Practice instructor’s Manual and Blackline Masters	$121.00	2000
MS	2004	2009	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.15	1998
MS	2004	2009	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.15	1998
MS	2004	2009	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.15	1998
MS	2004	2009	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.15	1998
MS	2004	2009	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.15	1998
MS	2004	2009	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.15	1998
MS	2004	2009	Sopris	20693	157035250X	Language! Practice Workbook Blackline Masters	$82.50	1999
MS	2004	2009	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$42.90	1998
MS	2004	2009	Sopris	25486	1570354618	Language! Roots	$82.50	2001
MS	2004	2009	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$60.50	2000
MS	2004	2009	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$60.50	2000
MS	2004	2009	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$60.50	2000
MS	2004	2009	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.15	2000
MS	2004	2009	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7.15	2000
MS	2004	2009	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.15	2000
MS	2004	2009	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.15	2000
MS	2004	2009	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.15	2000
MS	2004	2009	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.15	2000
MS	2004	2009	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.15	2000
MS	2004	2009	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.15	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.15	2000
MS	2004	2009	Sopris	22200	1570352968	Language! Second Edition Student Mastry Book Set	$64.35	2000
MS	2004	2009	Sopris	24125	1570352569	Language! Sort it	$64.90	2000
MS	2004	2009	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.90	1997
MS	2004	2009	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$26.95	1997
MS	2004	2009	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.25	1998
MS	2004	2009	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$192.50	2001
MS	2004	2009	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$165.00	2001
MS	2004	2009	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Manual	$49.50	2001
MS	2004	2009	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11:00	2001
MS	2004	2009	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.00	2001

State	Start	End	Co	JDE	ISBN	Title	Price		Copyright	FOB	Total Cost
MS	2004	2009	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22630	1570354723	Language! Summative Tests Level 2 Book D Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22656	157035474X	Language! Summative Tests Level 2 Book F Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$	. 16:50	2001
MS	2004	2009	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet		$16.50	2001
MS	2004	2009	Sopris	22904	1570354626	Language! Summative Tests Teacher’s Edition Level 1		$13.75	2001
MS	2004	2009	Sopris	22912	1570354634	Language! Summative Tests Teacher’s Edition Level 2		$13.75	2001
MS	2004	2009	Sopris	22921	1570354642	Language! Summative Tests Teacher’s Edition Level 3		$13.75	2001
MS	2004	2009	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text		$32.95	2000
MS	2004	2009	Sopris	28732	1570352674	Read Well Alphabet and Picture Wall Cards Slanted Text		$32.95	2000
MS	2004	2009	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters		$34.95	1998
MS	2004	2009	Sopris	36994	1570351899	Read Well Big Book Units 1-3		$21.95	1998
MS	2004	2009	Sopris	37006	1570353212	Read Well Big Book Units 4-6		$21.95	1998
MS	2004	2009	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text		$49.95	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	37161	1570352496	Read Well Comprehension and Skill Blackline Masters Slanted Text	$49.95	1998
MS	2004	2009	Sopris	37532	1570352127	Read Well Comprehension and Skill Workbook 1 Plain Text	$4.75	1998
MS	2004	2009	Sopris	37559	1570352135	Read Well Comprehension and Skill Workbook 2 Plain Text	$4.75	1998
MS	2004	2009	Sopris	37575	1570352143	Read Well Comprehension and Skill Workbook 3 Plain Text	$4.75	1998
MS	2004	2009	Sopris	37541	1570352208	Read Well Comprehension and Skill Workbook Units 1-10 Slanted Text	$4.75	1998
MS	2004	2009	Sopris	37567	1570352216	Read Well Comprehension and Skill Workbook Units 11-25 Slanted Text	$4.75	1998
MS	2004	2009	Sopris	37583	1570352224	Read Well Comprehension and Skill Workbook Units 26-38 Slanted Text	$4.75	1998
MS	2004	2009	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998
MS	2004	2009	Sopris	37313	1570352240	Read Well Enlarged Format Decoding Folders Slanted Text	$14.95	1998
MS	2004	2009	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
MS	2004	2009	Sopris	37321	1570356009	Read Well Notebook 1 Plain Text	$75.30	1998
MS	2004	2009	Sopris	37348	1570356017	Read Well Notebook 2 Plain Text	$75.30	1998
MS	2004	2009	Sopris	37356	1570358168	Read Well Notebook 2 Slanted Text	$75.30	1998
MS	2004	2009	Sopris	37364	1570356025	Read Well Notebook 3 Plain Text	$75.30	1998
MS	2004	2009	Sopris	37372	1570358176	Read Well Notebook 3 Slanted Text	$75.30	1998
MS	2004	2009	Sopris	37129	1570352887	Read Well Pocket Chart	$31.75	1998
MS	2004	2009	Sopris	37196	1570353360	Read Well Sound and Tricky Word Flash Cards	$15.00	1998
MS	2004	2009	Sopris	37217	409390604162	Read Well Student Decoding Folders Plain Text	$37.95	1998
MS	2004	2009	Sopris	37225	409390604193	Read Well Student Decoding Folders Slanted Text	$37.95	1998
MS	2004	2009	Sopris	37401	1570351589	Read Well Student Storybook Set	$55.90	1998
MS	2004	2009	Sopris	37330	157035815X	Read Well Teacher’s Edition Notebook 1 Slanted Text	$75.30	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	75758	1581201877	Metro Early Reading Program Big Book Tote Bag	$11.18	1999	* Adoption Contract C
NC	2001	2006	Metro	100212	1581200978	Metro Early Reading Program Complete Transitional Program	$370.64	1999
NC	2001	2006	Metro	75547	1581200889	Metro Early Reading Program Kindergarten Assessment Teacher’s Guide	$4.63	1999
NC	2001	2006	Metro	74501	1581201028	Metro Early Reading Program Kindergarten Big Book Amazing Aunt Agatha	$27.10	1999
NC	2001	2006	Metro	76970	1581201079	Metro Early Reading Program Kindergarten Big Book Busy Toes	$27.10	1999
NC	2001	2006	Metro	78300	1581201135	Metro Early Reading Program Kindergarten Big Book Con MI Hermano/With My Brother	$27.10	1999
NC	2001	2006	Metro	81664	1581201044	Metro Early Reading Program Kindergarten Big Book Feast for 10	$27.10	1999
NC	2001	2006	Metro	83344	1581201168	Metro Early Reading Program Kindergarten Big Book Growing Vegetable Soup	$27.10	1999
NC	2001	2006	Metro	84603	1581201095	Metro Early Reading Program Kindergarten Big Book I Had A Hippopatamus	$27.10	1999
NC	2001	2006	Metro	84671	1581201052	Metro Early Reading Program Kindergarten Big Book I’ll Catch The Moon	$27.10	1999
NC	2001	2006	Metro	85294	1581201109	Metro Early Reading Program Kindergarten Big Book Kente Colors	$27.10	1999
NC	2001	2006	Metro	88356	1581201192	Metro Early Reading Program Kindergarten Big Book Life With Max	$27.10	1999
NC	2001	2006	Metro	89877	1581201036	Metro Early Reading Program Kindergarten Big Book My Friends	$27.10	1999
NC	2001	2006	Metro	91176	1581201176	Metro Early Reading Program Kindergarten Big Book One Afternoon	$27.10	1999
NC	2001	2006	Metro	91272	158120115X	Metro Early Reading Program Kindergarten Big Book Oscar Asked Why	$27.10	1999
NC	2001	2006	Metro	92099	1581201125	Metro Early Reading Program Kindergarten Big Book Pet Show!	$27.10	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	93391	158120101X	Metro Early Reading Program Kindergarten Big Book Polar Bear, Polar Bear, What Do You Hear?	$27.10	1999
NC	2001	2006	Metro	94730	1581201141	Metro Early Reading Program Kindergarten Big Book Road Builders	$27.10	1999
NC	2001	2006	Metro	75707	1581201001	Metro Early Reading Program Kindergarten Big Book Super Pack	$464.25	1999
NC	2001	2006	Metro	75715	1581201214	Metro Early Reading Program Kindergarten Big Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	98271	1581201117	Metro Early Reading Program Kindergarten Big Book The Doorbell Rang	$27.10	1999
NC	2001	2006	Metro	98319	1581201184	Metro Early Reading Program Kindergarten Big Book The Fourth little Pig	$27.10	1999
NC	2001	2006	Metro	98440	1581201206	Metro Early Reading Program Kindergarten Big Book The Marvelous Toy	$27.10	1999
NC	2001	2006	Metro	99688	1581201060	Metro Early Reading Program Kindergarten Big Book They Thought They Saw Him	$27.10	1999
NC	2001	2006	Metro	99961	1581201087	Metro Early Reading Program Kindergarten Big Book Today is Monday	$27.10	1999
NC	2001	2006	Metro	78271	1581206909	Metro Early Reading Program Kindergarten Complete Kit for 20 Students	$1,240.33	1999
NC	2001	2006	Metro	78107	1581201222	Metro Early Reading Program Kindergarten for 10 Students	$932.30	1999
NC	2001	2006	Metro	85809	1581200862	Metro Early Reading Program Kindergarten Letter Cards	$13.99	1999
NC	2001	2006	Metro	77024	1581200048	Metro Early Reading Program Kindergarten Reader Can I Have Some?	$3.04	1999
NC	2001	2006	Metro	77032	1581200722	Metro Early Reading Program Kindergarten Reader Can I Have Some? 10 Pack	$28.03	1999
NC	2001	2006	Metro	79169	1581200021	Metro Early Reading Program Kindergarten Reader Do You Like Me?	$3.01	1999
NC	2001	2006	Metro	79177	1581200706	Metro Early Reading Program Kindergarten Reader Do You Like Me? 10 Pack	$28.03	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	79185	1581200056	Metro Early Reading Program Kindergarten Reader Down, Mop, Down!	$3.04	1999
NC	2001	2006	Metro	79193	1581200730	Metro Early Reading Program Kindergarten Reader Down, Mop, Down! 10 Pack	$28.03	1999
NC	2001	2006	Metro	84566	1581200005	Metro Early Reading Program Kindergarten Reader I Am Ben	$3.04	1999
NC	2001	2006	Metro	84558	1581200684	Metro Early Reading Program Kindergarten Reader I Am Ben 10 Pack	$28.03	1999
NC	2001	2006	Metro	85091	158120003X	Metro Early Reading Program Kindergarten Reader Is Boo With You?	$3.04	1999
NC	2001	2006	Metro	85104	1581200714	Metro Early Reading Program Kindergarten Reader Is Boo With You? 10 Pack	$28.03	1999
NC	2001	2006	Metro	85121	1581200013	Metro Early Reading Program Kindergarten Reader Is Tasha Up?	$3.04	1999
NC	2001	2006	Metro	85139	1581200692	Metro Early Reading Program Kindergarten Reader Is Tasha Up? 10 Pack	$28.03	1999
NC	2001	2006	Metro	85201	1581200064	Metro Early Reading Program Kindergarten Reader Just A Little	$3.04	1999
NC	2001	2006	Metro	85219	1581200749	Metro Early Reading Program Kindergarten Reader Just A Little 10 Pack	$28.03	1999
NC	2001	2006	Metro	101733	1581200072	Metro Early Reading Program Kindergarten Reader What Was That?	$3.04	1999
NC	2001	2006	Metro	101741	1581200757	Metro Early Reading Program Kindergarten Reader What Was That? 10 Pack	$28.03	1999
NC	2001	2006	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 pack of all books	$215.25	1999
NC	2001	2006	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 Pack of All Books	$215.25	1999
NC	2001	2006	Metro	94123	1581200897	Metro Early Reading Program Kindergarten Teacher’s Guide	$9.31	1999
NC	2001	2006	Metro	85905	1581202733	Metro Early Reading Program Level A 6 Pack of All Readers	$187.17	1999
NC	2001	2006	Metro	73146	1581200102	Metro Early Reading Program Level A A Bug in the Bathtub	$3.51	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	73154	1581201273	Metro Early Reading Program Level A A Bug in the Bathtub 6 Pack	$19.61	1999
NC	2001	2006	Metro	73277	1581200099	Metro Early Reading Program Level A A Hug And Hot Chocolate	$3.51	1999
NC	2001	2006	Metro	73285	1581201265	Metro Early Reading Program Level A A Hug And Hot Chocolate 6 Pack	$19.61	1999
NC	2001	2006	Metro	73613	1581200129	Metro Early Reading Program Level A A Very Bad Day	$3.51	1999
NC	2001	2006	Metro	73621	158120129X	Metro Early Reading Program Level A A Very Bad Day 6 Pack	$19.61	1999
NC	2001	2006	Metro	75580	1581200153	Metro Early Reading Program Level A At The Zoo	$3.51	1999
NC	2001	2006	Metro	75598	158120132X	Metro Early Reading Program Level A At The Zoo 6 Pack	$19.61	1999
NC	2001	2006	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$795.69	1999
NC	2001	2006	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$557.86	1999
NC	2001	2006	Metro	82595	1581200137	Metro Early Reading Program Level A Get Rid of That Dog	$3.51	1999
NC	2001	2006	Metro	82608	1581201303	Metro Early Reading Program Level A Get Rid of That Dog 6 Pack	$19.61	1999
NC	2001	2006	Metro	83512	1581200080	Metro Early Reading Program Level A Have You Met My Pet?	$3.51	1999
NC	2001	2006	Metro	83521	1581201257	Metro Early Reading Program Level A Have You Met My Pet? 6 Pack	$19.61	1999
NC	2001	2006	Metro	90114	1581201559	Metro Early Reading Program Level A My Literature Book	$25.39	1999
NC	2001	2006	Metro	90122	1581201567	Metro Early Reading Program Level A My Literature Book 6 Pack	$19.61	1999
NC	2001	2006	Metro	90131	1581201575	Metro Early Reading Program Level A My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	91045	1581200145	Metro Early Reading Program Level A No! Not Again!	$3.51	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	91053	1581201311	Metro Early Reading Program Level A No! Not Again! 6 Pack	$19.61	1999
NC	2001	2006	Metro	73197	158120017X	Metro Early Reading Program Level A Our Day With Mom	$3.51	1999
NC	2001	2006	Metro	73200	1581201346	Metro Early Reading Program Level A Our Day With Mom 6 Pack	$19.61	1999
NC	2001	2006	Metro	94342	158120194X	Metro Early Reading Program Level A Read Aloud Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	86174	1581202385	Metro Early Reading Program Level A Skills Pack	$421.19	1999
NC	2001	2006	Metro	85850	1581201885	Metro Early Reading Program Level A Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	99768	1581200161	Metro Early Reading Program Level A Three Pigs and A Wolf	$3.51	1999
NC	2001	2006	Metro	99776	1581201338	Metro Early Reading Program Level A Three Pigs and A Wolf 6 Pack	$19.61	1999
NC	2001	2006	Metro	101645	1581200110	Metro Early Reading Program Level A What Can Sam Do?	$3.51	1999
NC	2001	2006	Metro	101653	1581201281	Metro Early Reading Program Level A What Can Sam Do? 6 Pack	$19.61	1999
NC	2001	2006	Metro	86414	1581202741	Metro Early Reading Program Level B 6 Pack of all Readers	$187.17	1999
NC	2001	2006	Metro	73138	1581200188	Metro Early Reading Program Level B A Bag For Dad	$3.51	1999
NC	2001	2006	Metro	73111	1581201354	Metro Early Reading Program Level B A Bag For Dad 6 Pack	$19.61	1999
NC	2001	2006	Metro	73525	1581200277	Metro Early Reading Program Level B A Surprise Birthday	$3.51	1999
NC	2001	2006	Metro	73533	1581201443	Metro Early Reading Program Level B A Surprise Birthday 6 Pack	$19.61	1999
NC	2001	2006	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$795.69	1999
NC	2001	2006	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$557.86	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	79142	1581200226	Metro Early Reading Program Level B Did You See Boo?	$3.51	1999
NC	2001	2006	Metro	79134	1581201397	Metro Early Reading Program Level B Did You See Boo? 6 Pack	$19.61	1999
NC	2001	2006	Metro	82499	1581200218	Metro Early Reading Program Level B Game Day	$3.51	1999
NC	2001	2006	Metro	82501	1581201389	Metro Early Reading Program Level B Game Day 6 Pack	$19.61	1999
NC	2001	2006	Metro	82561	1581200250	Metro Early Reading Program Level B Get Down From That Vine!	$3.51	1999
NC	2001	2006	Metro	82579	1581201427	Metro Early Reading Program Level B Get Down From That Vine! 6 Pack	$19.61	1999
NC	2001	2006	Metro	88663	1581200269	Metro Early Reading Program Level B Make My Day	$3.51	1999		.
NC	2001	2006	Metro	88671	1581201435	Metro Early Reading Program Level B Make My Day 6 Pack	$19.61	1999
NC	2001	2006	Metro	90202	1581201583	Metro Early Reading Program Level B My Literature Book	$23.35	1999
NC	2001	2006	Metro	90211	1581201591	Metro Early Reading Program Level B My Literature Book Pack Of 6	$126.32	1999
NC	2001	2006	Metro	90229	1581201605	Metro Early Reading Program Level B My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	94351	1581201958	Metro Early Reading Program Level B Read Aloud Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	94781	1581200242	Metro Early Reading Program Lever B Rows and Rows of Marigolds	$3.51	1999
NC	2001	2006	Metro	94799	1581201419	Metro Early Reading Program Level B Rows and Rows of Marigolds 6 Pack	$19.61	1999
NC	2001	2006	Metro	94967	158120020X	Metro Early Reading Program Level B Side By Side	$3.51	1999
NC	2001	2006	Metro	94975	1581201370	Metro Early Reading Program Level B Side By Side 6 Pack	$19.61	1999
NC	2001	2006	Metro	86676	1581202393	Metro Early Reading Program Level B Skills Pack	$421.19	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	86385	1581201893	Metro Early Reading Program Level B Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	101961	1581200196	Metro Early Reading Program Level B When Will the Sun Come Out?	$3.51	1999
NC	2001	2006	Metro	101944	1581201362	Metro Early Reading Program Level B When Will the Sun Come Out? 6 Pack	$19.61	1999
NC	2001	2006	Metro	102373	1581200234	Metro Early Reading Program Level B You Can Do A Lot With A Lot	$3.51	1999
NC	2001	2006	Metro	102381	1581201400	Metro Early Reading Program Level B You Can Do A Lot With A Lot 6 Pack	$19.61	1999
NC	2001	2006	Metro	86810	1581202180	Metro Early Reading Program Level C 6 Pack of All Readers	$187.17	1999
NC	2001	2006	Metro	73373	1581200307	Metro Early Reading Program Level C A Pet For Jed	$3.51	1999
NC	2001	2006	Metro	73381	1581201478	Metro Early Reading Program Level C A Pet For Jed 6 Pack	$19.61	1999
NC	2001	2006	Metro	73550	1581200285	Metro Early Reading Program Level C A Tadpole at the Lake	$3.51	1999
NC	2001	2006	Metro	73568	1581201451	Metro Early Reading Program Level C A Tadpole at the Lake 6 Pack	$19.61	1999
NC	2001	2006	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$795.69	1999
NC	2001	2006	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$557.86	1999
NC	2001	2006	Metro	82641	1581200293	Metro Early Reading Program Level C Glide, Frog, Glide!	$3.51	1999
NC	2001	2006	Metro	82659	158120146X	Metro Early Reading Program Level C Glide, Frog, Glide! 6 Pack	$19.61	1999
NC	2001	2006	Metro	82704	1581200315	Metro Early Reading Program Level C Good Times at the Lake	$3.51	1999
NC	2001	2006	Metro	82712	1581201486	Metro Early Reading Program Level C Good Times at the Lake 6 Pack	$19.61	1999
NC	2001	2006	Metro	84582	1581200366	Metro Early Reading Program Level C I Don’t Want to Scare You	$3.51	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	84574	1581201532	Metro Early Reading Program Level C I Don’t Want to Scare You 6 Pack	$19.61	1999
NC	2001	2006	Metro	90288	1581201613	Metro Early Reading Program Level C My Literature Book	$23.35	1999
NC	2001	2006	Metro	90309	158120163X	Metro Early Reading Program Level C My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	94369	1581201966	Metro Early Reading Program Level C Read Aloud Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	94991	1581200331	Metro Early Reading Program Level C Sidewalk Fun	$3.51	1999
NC	2001	2006	Metro	95003	1581201508	Metro Early Reading Program Level C Sidewalk Fun 6 Pack	$19.61	1999
NC	2001	2006	Metro	87062	1581202407	Metro Early Reading Program Level C Skills Pack	$421.19	1999
NC	2001	2006	Metro	95118	1581200374	Metro Early Reading Program Level C Slide and Ride	$3.51	1999
NC	2001	2006	Metro	95126	1581201540	Metro Early Reading Program Level C Slide And Ride 6 Pack	$19.61	1999
NC	2001	2006	Metro	86781	1581201907	Metro Early Reading Program Level C Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	98183	158120034X	Metro Early Reading Program Level C The Best Pizza Place	$3.51	1999
NC	2001	2006	Metro	98191	1581201516	Metro Early Reading Program Level C The Best Pizza Place 6 Pack	$19.61	1999
NC	2001	2006	Metro	92081	1581200323	Metro Early Reading Program Level C The Pet Show	$3.51	1999
NC	2001	2006	Metro	92101	1581201494	Metro Early Reading Program Level C The Pet Show 6 Pack	$19.61	1999
NC	2001	2006	Metro	99127	1581200358	Metro Early Reading Program Level C The Sitter	$3.51	1999
NC	2001	2006	Metro	99135	1581201524	Metro Early Reading Program Level C The Sitter 6 Pack	$19.61	1999
NC	2001	2006	Metro	74229	1581200447	Metro Early Reading Program Level D All About Dinosaurs	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	74237	1581209169	Metro Early Reading Program Level D All About Dinosaurs 6 Pack	$23.35	1999
NC	2001	2006	Metro	84929	1581201974	Metro Early Reading Program Level D Audio Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	75678	1581200412	Metro Early Reading Program Level D Better Than You Think	$3.98	1999
NC	2001	2006	Metro	75686	1581209134	Metro Early Reading Program Level D Better Than You Think 6 Pack	$23.35	1999
NC	2001	2006	Metro	87311	1581202849	Metro Early Reading Program Level D Complete Program Kit for 6 Students	$608.41	1999
NC	2001	2006	Metro	88639	1581200463	Metro Early Reading Program Level D Lost and Found	$3.98	1999
NC	2001	2006	Metro	88647	1581209185	Metro Early Reading Program Level D Lost and Found 6 Pack	$23.35	1999
NC	2001	2006	Metro	88698	1581200439	Metro Early Reading Program Level D Make The Best Of It	$3.98	1999
NC	2001	2006	Metro	88701	1581209150	Metro Early Reading Program Level D Make the Best Of It 6 Pack	$23.35	1999
NC	2001	2006	Metro	89092	1581200471	Metro Early Reading Program Level D Marta Stays Over	$3.98	1999
NC	2001	2006	Metro	89105	1581209193	Metro Early Reading Program Level D Marta Stays Over 6 Pack	$23.35	1999
NC	2001	2006	Metro	90350	1581201648	Metro Early Reading Program Level D My Literature Book	$28.03	1999
NC	2001	2006	Metro	90368	1581201656	Metro Early Reading Program Level D My Literature Book 6 Pack	$154.41	1999
NC	2001	2006	Metro	87126	1581201664	Metro Early Reading Program Level D My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	91221	1581200455	Metro Early Reading Program Level D One Little Tooth	$3.98	1999
NC	2001	2006	Metro	91230	1581209177	Metro Early Reading Program Level D One Little Tooth 6 Pack	$23.35	1999
NC	2001	2006	Metro	87134	1581201915	Metre Early Reading Program Level D Teacher’s Resource Book	$28.03	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	98221	1581200382	Metro Early Reading Program Level D The Dog Ate My Homework Pad	$3.98	1999
NC	2001	2006	Metro	98239	158120910X	Metro Early Reading Program Level D The Dog Ate My Homework Pad 6 Pack	$23.35	1999
NC	2001	2006	Metro	99098	1581200390	Metro Early Reading Program Level D The Sidewalk Toy Stand	$3.98	1999
NC	2001	2006	Metro	99101	1581209118	Metro Early Reading Program Level D The Sidewalk Toy Stand 6 Pack	$23.35	1999
NC	2001	2006	Metro	99733	1581200420	Metro Early Reading Program Level D This Place Could Shine	$3.98	1999
NC	2001	2006	Metro	99741	1581209142	Metro Early Reading Program Level D This Place Could Shine 6 Pack	$23.35	1999
NC	2001	2006	Metro	101629	1581200404	Metro Early Reading Program Level D We’re Good At Chores	$3.98	1999
NC	2001	2006	Metro	101611	1581209126	Metro Early Reading program Level D We’re Good At Chores 6 Pack	$23.35	1999
NC	2001	2006	Metro	73242	1581200536	Metro Early Reading Program Level E A House for Patches	$3.98	1999
NC	2001	2006	Metro	73251	1581209258	Metro Early Reading Program Level E A House for Patches 6 Pack	$23.35	1999
NC	2001	2006	Metro	73349	1581200544	Metro Early Reading Program Level E A Party for Patches	$3.98	1999
NC	2001	2006	Metro	73357	1581209266	Metro Early Reading Program Level E A Party for Patches 6 Pack	$23.35	1999
NC	2001	2006	Metro	73584	1581200560	Metro Early Reading Program Level E A Trip To The Circus	$3.98	1999
NC	2001	2006	Metro	73592	1581209282	Metro Early Reading Program Level E A Trip to the Circus 6 Pack	$23.35	1999
NC	2001	2006	Metro	100757	1581201982	Metro Early Reading Program Level E Audio Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	87661	1581202857	Metro Early Reading Program Level E Complete Program Kit for 6 Students	$608.41	1999
NC	2001	2006	Metro	84241	1581200501	Metro Early Reading Program Level E How To Take Pictures	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	84259	1581209223	Metro Early Reading Program Level E How To Take Pictures 6 Pack	$23.35	1999
NC	2001	2006	Metro	90430	1581201672	Metro Early Reading Program Level E My Literature Book	$28.03	1999
NC	2001	2006	Metro	90448	1581201680	Metro Early Reading Program Level E My Literature Book 6 Pack	$154.41	1999
NC	2001	2006	Metro	88559	1581201699	Metro Early Reading Program Level E My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	94220	158120051X	Metro Early Reading Program Level E Put Out the Fire	$3.98	1999
NC	2001	2006	Metro	94238	1581209231	Metro Early Reading Program Level E Put Out the Fire 6 Pack	$23.35	1999
NC	2001	2006	Metro	95441	1581200498	Metro Early Reading Program Level E Splish Splash	$3.98	1999
NC	2001	2006	Metro	95450	1581209215	Metro Early Reading Program Level E Splish Splash. 6 Pack	$23.35	1999
NC	2001	2006	Metro	87548	1581201923	Metro Early Reading Program Level E Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	98159	1581200528	Metro Early Reading Program Level E The Best Book Talk	$3.98	1999
NC	2001	2006	Metro	98167	158120924X	Metro Early Reading Program Level E The Best Book Talk 6 Pack	$23.35	1999
NC	2001	2006	Metro	99151	1581200552	Metro Early Reading Program Level E The Soccer Team	$3.98	1999
NC	2001	2006	Metro	99160	1581209274	Metro Early Reading Program Level E The Soccer Team 6 Pack	$23.35	1999
NC	2001	2006	Metro	99207	158120048X	Metro Early Reading Program Level E The Spring Block Party	$3.98	1999
NC	2001	2006	Metro	99215	1581209207	Metro Early Reading Program Level E The Spring Block Party 6 Pack	$23.35	1999
NC	2001	2006	Metro	101688	1581209290	Metro Early Reading Program Level E What Do you Know 6 Pack	$23.35	1999
NC	2001	2006	Metro	101670	1581200579	Metro Early Reading Program Level E What Do You Know?	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	73314	1581200633	Metro Early Reading Program Level F A Name For Baby	$3.98	1999
NC	2001	2006	Metro	73322	1581209355	Metro Early Reading Program Level F A Name For Baby 6 Pack	$23.35	1999
NC	2001	2006	Metro	85391	1581201990	Metro Early Reading Program Level F Audio Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	77041	158120065X	Metro Early Reading Program Level F Can You Keep A Secret?	$3.98	1999
NC	2001	2006	Metro	77059	1581209371	Metro Early Reading Program Level F Can You Keep A Secret? 6 Pack	$23.35	1999
NC	2001	2006	Metro	83483	1581200668	Metro Early Reading Program Level F Happiness is Having Friends	$3.98	1999
NC	2001	2006	Metro	83491	158120938X	Metro Early Reading Program Level F Happiness is Having Friends 6 Pack	$23.35	1999
NC	2001	2006	Metro	90510	1581201702	Metro Early Reading Program Level F My Literature Book	$28.03	1999
NC	2001	2006	Metro	90528	1581201710	Metro Early Reading Program Level F My Literature Book 6 Pack	$154.41	1999
NC	2001	2006	Metro	88567	1581201729	Metro Early Reading Program Level F My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	91977	1581200587	Metro Early Reading Program Level F Pen Pals	$3.98	1999
NC	2001	2006	Metro	91985	1581209304	Metro Early Reading Program Level F Pen Pals 6 Pack	$23.35	1999
NC	2001	2006	Metro	88014	1581202865	Metro Early Reading Program Level F Program Kit for 6 Students	$608.41	1999
NC	2001	2006	Metro	87898	1581201931	Metro Early Reading Program Level F Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	98351	1581200595	Metro Early Reading Program Level F The Horse Show	$3.98	1999
NC	2001	2006	Metro	98360	1581209312	Metro Early Reading Program Level F The Horse Show 6 Pack	$23.35	1999
NC	2001	2006	Metro	98394	1581200609	Metro Early Reading Program Level F The Lean Mean Pizza Machine	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	98407	1581209320	Metro Early Reading Program Level F The Lean Mean Pizza Machine 6 Pack	$23.35	1999
NC	2001	2006	Metro	98538	1581200625	Metro Early Reading Program Level F The Newspaper	$3.98	1999
NC	2001	2006	Metro	98546	1581209347	Metro Early Reading Program Level F The Newspaper 6 Pack	$23.35	1999
NC	2001	2006	Metro	99012	1581200617	Metro Early Reading Program Level F The School Board	$3.98	1999
NC	2001	2006	Metro	99021	1581209339	Metro Early Reading Program Level F The School Board 6 Pack	$23.35	1999
NC	2001	2006	Metro	99397	1581200641	Metro Early Reading Program Level F The Treasure in the Attic	$3.98	1999
NC	2001	2006	Metro	99400	1581209363	Metro Early Reading Program Level F The Treasure in the Attic 6 Pack	$23.35	1999
NC	2001	2006	Metro	101581	1581200676	Metro Early Reading Program Level F We’ll Always Be Friends	$3.98	1999
NC	2001	2006	Metro	101590	1581209398	Metro Early Reading Program Level F We’ll Always Be Friends 6 Pack	$23.35	1999
NC	2001	2006	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,336.51	1999
NC	2001	2006	Metro	95169	1581202806	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 6 Students	$1,591.32	1999
NC	2001	2006	Metro	91088	1581202784	Metro Early Reading Program Levels A-C Grade 1 Program Guide	$9.31	1999
NC	2001	2006	Metro	85817	1581201850	Metro Early Reading Program Levels A-C Letter Cards	$4.63	1999
NC	2001	2006	Metro	85825	1581201869	Metro Early Reading Program Levels A-C Letter Cards 6 Pack	$23.35	1999
NC	2001	2006	Metro	83467	1581201230	Metro Early Reading Program Levels A-F Hanging Classroom Book Bag	$18.67	1999
NC	2001	2006	Metro	94908	1581201249	Metro Early Reading Program Levels A-F School-to-Home Bags 6 Pack	$12.12	1999
NC	2001	2006	Metro	100183	1581200986	Metro Early Reading Program Little Readers Transition Program	$230.23	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	89762	1581200870	Metro Early Reading Program Multicultural Song Collection 4 Pack	$28.03	1999
NC	2001	2006	Metro	74464	158120082X	Metro Early Reading Program Poster Set	$46.75	1999
NC	2001	2006	Metro	93420	1581200838	Metro Early Reading Program Poster Set Teacher’s Guide	$9.31	1999
NC	2001	2006	Metro	94895	1581200994	Metro Early Reading Program School-to-Home Bags 10 pack	$18.67	1999
NC	2001	2006	Metro	95046	158120096X	Metro Early Reading Program Sing-Along Song Book	$13.99	1999
NC	2001	2006	Metro	98044	1581200854	Metro Early Reading Program Teacher’s Resource Book Blackline Masters	$28.03	1999
NC	2001	2006	Metro	98212	1581202415	Metro Early Reading Program The Best Ever Alphabet Kit	$183.42	1999
NM	2003	2009	Sopris	22816	1570356033	Language! 4th Edition Syllabus and Advance Organizer	$19.25	2003
NM	2003	2009	Sopris	23034	1570352097	Language! Categories	$49.50	1999
NM	2003	2009	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular Titles (CD-ROM)	$99.00	2000
NM	2003	2009	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$137.50	2000
NM	2003	2009	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$71.50	2000
NM	2003	2009	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$21.45	1998
NM	2003	2009	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.00	2000
NM	2003	2009	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$8.75	1992
NM	2003	2009	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$60.50	2000
NM	2003	2009	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$60.50	2000
NM	2003	2009	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$60.50	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$31.90	2001
NM	2003	2009	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$31.90	2001
NM	2003	2009	Sopris	57293	1570356173	Language! Level 1 2 3 New Mexico Package	$2,930.33	2003
NM	2003	2009	Sopris	57242	1570356122	Language! Level 1 New Mexico Package	$1,532.25	2003
NM	2003	2009	Sopris	57277	1570356157	Language! Level 1-2 New Mexico Package	$2,363.85	2003
NM	2003	2009	Sopris	57251	1570356130	Language! Level 2 New Mexico Package	$1,569.65	2003
NM	2003	2009	Sopris	57285	1570356165	Language! Level 2-3 New Mexico Package	$2,136.15	2003
NM	2003	2009	Sopris	57269	1570356149	Language! Level 3 New Mexico Package	$1,140.10	2003
NM	2003	2009	Sopris	22488	157035295X	Language! Level 3 Small Group Set	$409.75	2001
NM	2003	2009	Sopris	34340	1570352070	Language! Morphemes for Learning	$43.45	1999
NM	2003	2009	Sopris	24256	413992009126	Language! Plastic Tiles	$7.15	2002
NM	2003	2009	Sopris	34227	1570351791	Language! Pocket Chart	$38.50	1999
NM	2003	2009	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$38.50	1998
NM	2003	2009	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Workbook Blackline Masters	$121.00	2000
NM	2003	2009	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.15	1998
NM	2003	2009	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.15	1999
NM	2003	2009	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.15	1998
NM	2003	2009	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.15	1998
NM	2003	2009	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.15	1998
NM	2003	2009	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.15	1998
NM	2003	2009	Sopris	20693	157035250X	Language! Practice Workbook Blackline Masters	$82.50	1999
NM	2003	2009	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$42.90	1998
NM	2003	2009	Sopris	25486	1570354618	Language! Roots	$82.50	2001
NM	2003	2009	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$60.50	2000
NM	2003	2009	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$60.50	2000
NM	2003	2009	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$60.50	2000
NM	2003	2009	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.15	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7,15	2000
NM	2003	2009	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.15	2000
NM	2003	2009	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.15	2000
NM	2003	2009	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.15	2000
NM	2003	2009	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.15	2000
NM	2003	2009	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.15	2000
NM	2003	2009	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.15	2000
NM	2003	2009	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.15	2000
NM	2003	2009	Sopris	22445	1570352933	Language! Small Group Set for 5 Students Level 1	$409.75	2001
NM	2003	2009	Sopris	22461	1570352941	Language! Small Group Set for 5 Students Level 2	$409.75	2001
NM	2003	2009	Sopris	24125	1570352569	Language! Sort It!	$64.90	2000
NM	2003	2009	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.90	1997
NM	2003	2009	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$26.95	1997
NM	2003	2009	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.25	1998
NM	2003	2009	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$192.50	2001
NM	2003	2009	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$165.00	2001
NM	2003	2009	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Manual	$49.50	2001
NM	2003	2009	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.00	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22736	1570353549	Language! Student Mastry Book D Teachers Answer Guide	$11.00	2001
NM	2002	2009	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22779	1570353581	Language! Student Mastry Book H Teachers Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22656	157035474X	Language! Summative Tests Book F	$16.50	2001
NM	2003	2009	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22630	1570354723	Language! SummativeTests Level 2 Book D Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$16.50	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	22904	1570354626	Language! Summative Tests Teacher’s Edition Level 1	$13.75	2001
NM	2003	2009	Sopris	22912	1570354634	Language! Summative Tests Teacher’s Edition Level 2	$13.75	2001
NM	2003	2009	Sopris	22921	1570354642	Language! SummativeTests Teacher’s Edition Level 3	$13.75	2001
NM	2003	2009	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000
NM	2003	2009	Sopris	28732	1570352674	Read Well Alphabet and Picture Wall Cards Slanted Text	$32.95	2000
NM	2003	2009	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
NM	2003	2009	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
NM	2003	2009	Sopris	37006	1570353212	Read Well Big Book Units 4-6	$21.95	1998
NM	2003	2009	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1998
NM	2003	2009	Sopris	37145	1570352852	Read Well Classroom Package Slanted Text	$1,260.00	1998
NM	2003	2009	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$49.95	1998
NM	2003	2009	Sopris	37161	1570352496	Read Well Comprehension and Skill Blackline Masters Slanted Text	$49.95	1998
NM	2003	2009	Sopris	37541	1570352208	Read Well Comprehension and Skill Consumable Workbook 1 Slanted Text	$4.75	1998
NM	2003	2009	Sopris	37567	1570352216	Read Well Comprehension and Skill Consumable Workbook 2 Slanted Text	$4.75	1998
NM	2003	2009	Sopris	37583	1570352224	Read Well Comprehension and Skill Consumable Workbook 3 Slanted Text	$4.75	1998
NM	2003	2009	Sopris	37532	1570352127	Read Well Comprehension and Skill Workbook 1 Plain Text	$4.75	1998
NM	2003	2009	Sopris	37559	1570352135	Read Well Comprehension and Skill Workbook 2 Plain Text	$4.75	1998
NM	2003	2009	Sopris	37575	1570352143	Read Well Comprehension and Skill Workbook 3 Plain Text	$4.75	1998
NM	2003	2009	Sopris	37217	409390604162	Read Well Decoding Practice Folders Plain Text	$37.95	1998
NM	2003	2009	Sopris	37225	409390604193	Read Well Decoding Practice Folders Slanted Text	$37.95	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain text	$14.95	1998
NM	2003	2009	Sopris	37313	1570352240	Read Well Enlarged Format Decoding Folders Slanted Text	$14.95	1998
NM	2003	2009	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
NM	2003	2009	Sopris	37284	1570352429	Read Well Instructor’s Set Plain Text	$285.00	1998
NM	2003	2009	Sopris	37292	1570352437	Read Well Instructor’s Set Slanted Text	$285.00	1998
NM	2003	2009	Sopris	57200	1570356106	Read Well New Mexico Classroom Package Plain Text	$1,225.00	1998
NM	2003	2009	Sopris	57218	1570356114	Read Well New Mexico Classroom Package Slanted Text	$1,225.00	1998
NM	2003	2009	Sopris	37410	1570352488	Read Well Partial Set 1 Storybooks	$19.95	1998
NM	2003	2009	Sopris	37428	1570353069	Read Well Partial Set 2 Storybooks	$35.95	1998
NM	2003	2009	Sopris	37129	1570352887	Read Well Pocket Chart	$31.75	1998
NM	2003	2009	Sopris	37233	1570352828	Read Well Small Group Package Plain Text	$490.00	1998
NM	2003	2009	Sopris	37241	1570352836	Read Well Small Group Package Slanted Text	$490.00	1998
NM	2003	2009	Sopris	37452	1570352860	Read Well Workshop Supplement Plain Text	$1,045.00	1998
NM	2003	2009	Sopris	37461	1570352879	Read Well Workshop Supplement Slanted Text	$1,045.00	1998
NM	2003	2009	Sopris	28804	1570353158	Read Well/Write Well Big Book of Alphabet Poems	$28.95	2000
NM	2003	2009	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
NM	2003	2009	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
NM	2003	2009	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
NM	2003	2009	Sopris	24088	1570356181	REWARDS Video	$20.00	2000
NM	2003	2009	Sopris	25558	1593180969	Spellography Modified Classroom Set	$299.00	2003
NM	2003	2009	Sopris	60361	1570359881	Spellography Student Workbook A Set of 25	$175.00	2003
NM	2003	2009	Sopris	25603	1570358265	Spellography Student Workbook A Set of 5	$35.00	2003
NM	2003	2009	Sopris	60370	157035989X	Spellography Student Workbook B Set of 25	$175.00	2003
NM	2003	2009	Sopris	25611	1570358273	Spellography Student Workbook B Set of 5	$35.00	2003
NM	2003	2009	Sopris	25662	1570356076	Spellography Teacher Answer Guide A	$20.00	2003
NM	2003	2009	Sopris	25671	1570356084	Spellography Teacher Answer Guide B	$20.00	2003
NM	2003	2009	Sopris	25591	1570354839	Spellography Teacher’s Resource Guide	$25.00	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	23333	1570352666	Step Up To Writing 101 Reproducibles for Beginning Writers, Spanish	$19.00	2000
NM	2003	2009	Sopris	54519	157035992X	Step Up To Writing Ancillary Set	$160.00	2003
NM	2003	2009	Sopris	54199	1570358133	Step Up To Writing Classroom Tools	$80.00	2004
NM	2003	2009	Sopris	23317	41269192005	Step Up To Writing Elementary Classroom Set	$250.00	2003
NM	2003	2009	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 Pack of 10	$25.00	1999
NM	2003	2009	Sopris	60100	1570359903	Step Up To Writing Handy Pages Level 1 Set of 3	$75.00	1999
NM	2003	2009	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 Pack of 10	$75.00	1999
NM	2003	2009	Sopris	60118	1570359911	Step Up To Writing Handy Pages Level 2 Set of 3	$25.00	1999
NM	2003	2009	Sopris	54201	1570357978	Step Up To Writing Primary Classroom Set	$140.00	2003
NM	2003	2009	Sopris	29858	1570359245	Step Up To Writing Primary Steps Poster Set	$36.00	2003
NM	2003	2009	Sopris	29701	1570358109	Step Up To Writing Primary Steps Reproducibles for K-2 Teachers	$33.00	2003
NM	2003	2009	Sopris	23296	157035524X	Step Up To Writing Second Edition Classroom Reproducibles	$24.50	2003
NM	2003	2009	Sopris	23190	1570355142	Step Up To Writing Second Edition Overhead Masters for Transparencies and Student Handouts	$36.00	2003
NM	2003	2009	Sopris	23270	41269161502	Step Up To Writing Second Edition Poster Set	$36.00	2003
NM	2003	2009	Sopris	23350	157035457X	Step Up To Writing Second Edition Teacher’s Manual	$79.00	2003
NM	2003	2009	Sopris	54228	1570357994	Step Up To Writing Secondary Classroom Set	$250.00	2004
NM	2003	2009	Sopris	28960	931993083	We Can! A Word In Hand Book 1	$10.95	2003
NM	2003	2009	Sopris	28919	931993482	We Can! Alphabet Lotto Game English/ASL	$6.95	2003
NM	2003	2009	Sopris	28871	931993652	We Can! An Alphabet of Animal Signs	$3.95	2003
NM	2003	2009	Sopris	27334	1570356394	We Can! Animals 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27457	1570355355	We Can! Animals!	$40.00	2003
NM	2003	2009	Sopris	26403	1570355800	We Can! Black Line Masters	$42.50	2003
NM	2003	2009	Sopris	24942	1570357005	We Can! Building Early Language and Literacy Skills BELLS	$35.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	26930	1570357129	We Can! Classroom Posters	$57.00	2003
NM	2003	2009	Sopris	26438	1570355924	We Can! Color Squares	$15.00	2003
NM	2003	2009	Sopris	26331	1570355630	We Can! English Language Learners Classroom Supplement	$40.50	2003
NM	2003	2009	Sopris	27318	1570356378	We Can! Fall 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27431	1570355339	We Can! Fall! 4 Pack	$40.00	2003
NM	2003	2009	Sopris	28898	931993873	We Can! Foods	$3.95	2003
NM	2003	2009	Sopris	28901	931993881	We Can! Fruits & Vegetables	$3.95	2003
NM	2003	2009	Sopris	27158	157035572X	We Can! I Can Draw Animals	$40.00	2003
NM	2003	2009	Sopris	27086	1570355908	We Can! I Can Draw Big Book 10 Pack	$400.00	2003
NM	2003	2009	Sopris	27123	157035569X	We Can! I Can Draw Foods I Like To Eat	$40.00	2003
NM	2003	2009	Sopris	27094	1570355673	We Can! I Can Draw Me!	$40.00	2003
NM	2003	2009	Sopris	27115	1570355681	We Can! I Can Draw My House	$40.00	2003
NM	2003	2009	Sopris	27174	1570355746	We Can! I Can Draw Things In Spring	$40.00	2003
NM	2003	2009	Sopris	27107	1570355762	We Can! I Can Draw Things On A Farm	$40.00	2003
NM	2003	2009	Sopris	27140	1570355711	We Can! I Can Draw Things That Are Baked	$40.00	2003
NM	2003	2009	Sopris	27166	1570355738	We Can! I Can Draw Things That Go	$40.00	2003
NM	2003	2009	Sopris	27182	1570355754	We Can! I Can Draw Things That Grow	$40.00	2003
NM	2003	2009	Sopris	27131	1570355703	We Can! I Can Draw Things That Happen In Fall	$40.00	2003
NM	2003	2009	Sopris	26366	157035586X	We Can! Job Title Cards	$15.00	2003
NM	2003	2009	Sopris	54543	1570355843	We Can! Letter Sounds and Strokes Black Line Masters	$37.50	2003
NM	2003	2009	Sopris	27078	1570355517	We Can! Letters, Sounds and Strokes Flash Cards	$20.00	2003
NM	2003	2009	Sopris	27191	1570355533	We Can! Letters, Sounds and Strokes Letter Cards	$95.00	2003
NM	2003	2009	Sopris	27238	1570355525	We Can! Letters, Sounds and Strokes Memory Cards	$20.00	2003
NM	2003	2009	Sopris	27262	1570355509	We Can! Letters, Sounds and Strokes Poster	$10.50	2003
NM	2003	2009	Sopris	27393	1570355304	We Can! My Big Book About Me!	$40.00	2003
NM	2003	2009	Sopris	27271	1570356343	We Can! My Big Book About Me! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27203	1570355770	We Can! My Big Book of Colors and Shapes	$40.00	2003
NM	2003	2009	Sopris	27211	1570355789	We Can! My Big Book of More or Less	$40.00	2003
NM	2003	2009	Sopris	27220	1570355797	We Can! My Big Book of Numbers and Counting	$40.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	27414	1570355312	We Can! People Are Special and Different!	$40.00	2003
NM	2003	2009	Sopris	27297	1570356351	We Can! People Are Special and Different! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27422	1570355320	We Can! People That Help!	$40.00	2003
NM	2003	2009	Sopris	27300	157035636X	We Can! People That Help! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	28927	093199389X	We Can! Pets and Creatures	$4.95	2003
NM	2003	2009	Sopris	27060	1570357013	We Can! Pocket Chart	$38.50	2003
NM	2003	2009	Sopris	27254	1570356211	We Can! Poem Posters	$57.00	2003
NM	2003	2009	Sopris	29639	157035619X	We Can! Preschool Curriculum Kit	$1,885.00	2003
NM	2003	2009	Sopris	26323	157035622X	We Can! Rotation Chart	$17.50	2003
NM	2003	2009	Sopris	27481	1570355371	We Can! Seeds Plants and Insects!	$40.00	2003
NM	2003	2009	Sopris	27369	1570356424	We Can! Seeds Plants and Insects! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27377	1570355290	We Can! Student Storybook Set	$140.00	2003
NM	2003	2009	Sopris	26825	157035703X	We Can! Teacher Edition Volume 1 August/September	$25.00	2003
NM	2003	2009	Sopris	26841	1570357048	We Can! Teacher Edition Volume 2 October	$25.00	2003
NM	2003	2009	Sopris	26850	1570357056	We Can! Teacher Edition Volume 3 November	$25.00	2003
NM	2003	2009	Sopris	26868	1570357064	We Can! Teacher Edition Volume 4 December	$25.00	2003
NM	2003	2009	Sopris	26876	1570357072	We Can! Teacher Edition Volume 5 January	$25.00	2003
NM	2003	2009	Sopris	26884	1570357080	We Can! Teacher Edition Volume 6 Februrary	$25.00	2003
NM	2003	2009	Sopris	26892	1570357099	We Can! Teacher Edition Volume 7 March	$25.00	2003
NM	2003	2009	Sopris	26905	1570357102	We Can! Teacher Edition Volume 8 April	$25.00	2003
NM	2003	2009	Sopris	26913	1570357110	We Can! Teacher Edition Volume 9 May	$25.00	2003
NM	2003	2009	Sopris	26340	1570357137	We Can! Teacher Guide	$40.50	2003
NM	2003	2009	Sopris	27879	1570356203	We Can! Teacher Tools	$75.00	2003
NM	2003	2009	Sopris	27529	1570355959	We Can! The Learning Zoo	$59.00	2003
NM	2003	2009	Sopris	27490	1570355282	We Can! Theme Big Book Set	$400.00	2003
NM	2003	2009	Sopris	27473	157035538X	We Can! Things in Spring!	$40.00	2003
NM	2003	2009	Sopris	27351	1570356416	We Can! Things in Spring! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27406	1570355398	We Can! Things On A Farm!	$40.00	2003
NM	2003	2009	Sopris	27289	1570356432	We Can! Things On A Farm! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27465	1570355363	We Can! Things That Move!	$40.00	2003
NM	2003	2009	Sopris	27342	1570356408	We Can! Things That Move! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	28951	931993369	We Can! Vocabulary Cards Primer	$6.95	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	28935	931993237	We Can! Vocabulary Cards Set A	$6.95	2003
NM	2003	2009	Sopris	28943	931993245	We Can! Vocabulary Cards Set B	$6.95	2003
NM	2003	2009	Sopris	26391	1570357153	We Can! We Can Manage the PreK Classroom Video and Guide	$45.00	2003
NM	2003	2009	Sopris	28249	1570357161	We Can! We Can Sing English and Spanish	$45.00	2003
NM	2003	2009	Sopris	28257	157035717X	We Can! We Can Sing English and Spanish	$15.00	2003
NM	2003	2009	Sopris	27449	1570355347	We Can! Winter!	$40.00	2003
NM	2003	2009	Sopris	27326	1570356386	We Can! Winter! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	26964	1570355886	We Can! Word Bank	$40.00	2003
NM	2004	2010	Sopris	29680	1570357706	Write Well Greenwoord Word Lists	$22.50	2000
NM	2004	2010	Sopris	28783	1570353344	Write Well Spelling and Handwriting Plain Text	$180.00	2000
NM	2004	2010	Sopris	28791	1570353352	Write Well Spelling and Handwriting Slanted Text	$180.00	2000
NM	2004	2010	Sopris	28783	157035314X	Write Well Spelling-Homework Blackline Masters Plain Text	$47.80	2000
NM	2004	2010	Sopris	28759	1570353131	Write Well Spelling Homework Blackline Masters Slanted Text	$47.80	2000
NM	2004	2010	Sopris	54236	1570359865	Write Well Spelling New Mexico Package Plain Text	$180.00	2000
NM	2004	2010	Sopris	54244	1570359873	Write Well Spelling New Mexico Package Slanted Text	$180.00	2000
NM	2004	2010	Sopris	28812	1570353123	Write Well Spelling Sound Page Masters Plain Text	$47.80	2000
NM	2004	2010	Sopris	28821	1570353115	Write Well Spelling Sound Page Masters Slanted Text	$47.80	2000
NM	2004	2010	Sopris	28767	1570353166	Write Well Spelling Teacher Guide 1	$11.25	2000
NM	2004	2010	Sopris	28775	1570353174	Write Well Spelling Teacher Guide 2	$11.25	2000
NY	2004		Metro			6 Packs of Each of the 10 Level F Readers	$269.95		NYSTL Adoption
NY	2004		Metro			A Bag for Dad 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Day With Mom 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Hug and Hot Chocolate 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Name For Baby 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			A Pet for Jed 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Place Called Heartbreak 10 Pack	$86.35		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			A Place Called Heartbreak 10 Pack With Teacher’s E	$161.95		NYSTL Adoption
NY	2004		Metro			A Place Called Heartbreak Student Handbook 10 Pack	$79,87		NYSTL Adoption
NY	2004		Metro			A Tad pole at the Lake 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Trip to the Circus 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			A Very Bad Day 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert 10 Pack	$172.75		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			Africa & You Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			Africa & You Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			All About Dinosaurs 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			All About Me Big Book Theme Package 1	$215.95		NYSTL Adoption
NY	2004		Metro			All About You Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			All About You Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			All For The Better 10 Pack	$161.95		NYSTL Adoption
NY	2004		Metro			All For The Better Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			All For the Better Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Alphabet Chart	$9.67		NYSTL Adoption
NY	2004		Metro			Alphabet Poster Set with Teacher Guide	$64.75		NYSTL Adoption
NY	2004		Metro			Amazing Aunt Agatha Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Amazing Aunt Agatha Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Antes Habia Doce 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			At the Zoo 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Bears, Ten By Ten 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Better Than You Think 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Big Book Tote Bag	$13.99		NYSTL Adoption
NY	2004		Metro			Big Book Tote Bag 2 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Book 1 Families Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Book 1 Neighborhoods Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Book 2 Families Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Book 2 Neighborhoods Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Bug in the Bathtub 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Building a Dream 10 Pack	$161.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price		Copyright	FOB	Total Cost
NY	2004		Metro			Building A Dream Chapter Book 10 Pack		$86.35		NYSTL Adoption
NY	2004		Metro			Building a Dream Student Handbook 10 Pack		$85.27		NYSTL Adoption
NY	2004		Metro			Busy Toes Big Book	$	. 32.35		NYSTL Adoption
NY	2004		Metro			Busy Toes Little Books 6 Pack		$49.63		NYSTL Adoption
NY	2004		Metro			Can You Keep A Secret? 6 Pack		$29.11		NYSTL Adoption
NY	2004		Metro			Celebramos EI 100 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Circles 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Circulos 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Como Usamos EI Dinero 6 Pack		$26.95		NYSTL Adaption
NY	2004		Metro			Con Mi Hermano Little Book 20 Pack		$150.07		NYSTL Adoption
NY	2004		Metro			Con Mi Hermano/With My Brother Big Book		$32.35		NYSTL Adoption
NY	2004		Metro			Con Mi Hermano/With My Brother Little Book 6 Pack		$49.63		NYSTL Adoption
NY	2004		Metro			Contamos Con Nuestros Amigos 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Contemos Las Monedas 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Counting Down Big Book		$53.95		NYSTL Adoption
NY	2004		Metro			Counting on Friends 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Cuadrados 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cual Es La Siguiente? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cual Es Mas? 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Cual Es? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuales Van Juntos? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuantos Faltan? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuantos Hay En Total? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuantos Son Cincuenta? 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Cuantos? Big Book		$45.31		NYSTL Adoption
NY	2004		Metro			Days of Courage Chapter Book 10 Pack		$86,35		NYSTL Adoption
NY	2004		Metro			Days of Courage Student Handbook 10 Pack		$85.27		NYSTL Adoption
NY	2004		Metro			Days of Courage with Teacher Guide 10 Pack		$161.95		NYSTL Adoption
NY	2004		Metro			Decenas Y Unidades Juantes 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Dedos De Cinco En Cinco 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Dentro Y Fuera De La Caja 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Did You See Boo? 6 Pack		$24.79		NYSTL Adoption
NY	2004		Metro			Do You Like Me? 10 Pack		$37.75		NYSTL Adoption
NY	2004		Metro			Dog Ate My Homework Pad 6 Pack		$29.11		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Doorbell Rang Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Doorbell Rang Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Down Mop Down 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			Early Reading Audio Cassettes Level A 4 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Early Reading Audio Cassettes Level B 4 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Early Reading Audio Cassettes Level C 4 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Early Reading Kindergarten Big Book Teacher’s Guide	$17.23		NYSTL Adoption
NY	2004		Metro			Early Reading Program Handwriting-Cursive Black Li	$5.35		NYSTL Adoption
NY	2004		Metro			Early Reading Program Kindergarten Student Skills li	$43.15		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level A Units 1-5	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level A Units 6-10	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level B Units 1-5	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level B Units 6-10	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Transition Program Intensive Course	$427.63		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury 10 Pack With Teacher Guide	$183.55		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury Chapter Book 10 Pack	$97.15		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			El Juego De Las Formas 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			El Misterio De Las Medidas 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			El Numero Cinco 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Cuatro 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Diez 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Doce 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Dos 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Impar Trece 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			El Numero Nueve 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Ocho 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Once 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Seis 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Siete 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Tres 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Uno 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			ELL Kindergarten Program	$215.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Fast Forward Level A Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Students Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Students Kit With Color Reader	$394.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Students Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Students Kit With Color Reader	$394.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Student Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Students Kit With Color Reader	$394.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Students Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Students Kit With Color Reader	$399.55		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Kit With Color Reader	$399.55		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Kit 10 Pack	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Kit With Color Reader	$399.55		NYSTL Adoption
NY	2004		Metro			Feast for Ten Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Feast for Ten Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Feet Go Two By Two 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Figuras Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Fingers Go Five By Five 6 Pack	$26.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Fractions Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Friends and Families Big Book Theme Package 2	$181.39		NYSTL Adoption
NY	2004		Metro			Friends and Their Pets Level C 1-5 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Are Full of Surprises Level B 6-10 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Are Loyal Level F 6-10 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Get Together Level B 1-5 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Go Places Level C 6-10 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Have Fun Level A 6-10 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Help Each Other Level D 1-5 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Learn From Each Other Level E 6-10 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Share Adventures Level D 6-10 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Solve Problems Level F 1-5 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Work As A Team Level E 1-5 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			From Ten To One Hundred Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			From Twenty To Fifty Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Game Day 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Gasto Monedas De Diez Una A Una 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Get Down From That Vine 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Get Rid of That Dog 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Gira A La Izquierda Gira A La Derecha 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Glide, Frog, Glide! 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Good Times At the Lake 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Growing Vegetable Soup Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Growing Vegetable Soup Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Hagamos Doce Bolsitas De Fiesta 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Half is Fair 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Happiness Is Having Friends 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Have you Met My Pet? 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Home and Community Big Book Theme Package 3	$159.79		NYSTL Adoption
NY	2004		Metro			Horse Show 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			How Do We Use Money? 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			How Many Are Missing? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			How Many Groups Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			How Many In All? 6 Pack	$25.87		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			How Many is Fifty? 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			How Many Now? Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			How Many? How Much? Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			Hungry Plants 10 Pack	$140.35		NYSTL Adoption
NY	2004		Metro			Hungry Plants 10 Pack	$140.35		NYSTL Adoption
NY	2004		Metro			Hungry Plants Chapter Book 10 Pack	$53.95		NYSTL Adoption
NY	2004		Metro			Hungry Plants Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Hungry Plants Teacher Guide	$10.75		NYSTL Adoption
NY	2004		Metro			Hurricanes 10 Pack	$140.35		NYSTL Adoption
NY	2004		Metro			Hurricanes Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			Hurricanes Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Hurricanes Teacher Guide	$10.75		NYSTL Adoption
NY	2004		Metro			I am Ben 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			I Don’t Want To Scare You 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			I Had a Hippo 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			I’ll Catch The Moon 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			I’ll Catch The Moon Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			In And Out of the Toy Box 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Is Boo With You? 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			Is Tasha Up? 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			It’s About Time 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Just a Little 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			Kente Colors 10 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Kente Colors Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Kindergarten Little Readers 10 Pack	$269.95		NYSTL Adoption
NY	2004		Metro			Kindergarten Standardized Practice Test 10 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Kindergarten Student Kit 10 Pack	$1,075.63		NYSTL Adoption
NY	2004		Metro			Kindergarten Student Kit 20 Pack	$1,619.19		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 1 Units 1-8	$21.55		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 2 Units 9-16	$21.55		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 3 Units 17-24	$21.55		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 4 Units 25-32	$21.55		NYSTL Adoption
NY	2004		Metro			La Causa & Days Of Courage 6 Pack	$642.60		NYSTL Adoption
NY	2004		Metro			La Causa Chapter Book 10 Pack	$86.35		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			La Causa Chapter Book 10 Pack With Teacher Guide	$161.95		NYSTL Adoption
NY	2004		Metro			La Causa Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			La Simetria 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Lean Mean Pizza Machine	$29.11		NYSTL Adoption
NY	2004		Metro			Let’s Share 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Letter Cards 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Letter Cards 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Level A Student Kit 20 Pack	$971.95		NYSTL Adoption
NY	2004		Metro			Level A Student Kit 6 Pack	$647.95		NYSTL Adoption
NY	2004		Metro			Level B 10 Titles, 6 Copies of Each	$215.95		NYSTL Adoption
NY	2004		Metro			Level B Student Kit 20 Pack	$971.95		NYSTL Adoption
NY	2004		Metro			Level B Student Kit 6 Pack	$647.95		NYSTL Adoption
NY	2004		Metro			Level C 10 Titles, 6 Copies Each	$215.95		NYSTL Adoption
NY	2004		Metro			Level C Student Kit 20 Pack	$971.95		NYSTL Adoption
NY	2004		Metro			Level C Student Kit 6 Pack	$647.95		NYSTL Adoption
NY	2004		Metro			Level D 10 Titles, 6 Copies Each	$269.95		NYSTL Adoption
NY	2004		Metro			Level D Student Kit 20 Pack	$950.35		NYSTL Adoption
NY	2004		Metro			Level E 10 Titles, 6 Copies Each	$269.95		NYSTL Adoption
NY	2004		Metro			Level E Student Kit 20 Pack	$950.35		NYSTL Adoption
NY	2004		Metro			Level F Student Kit 20 Pack	$950.35		NYSTL Adoption
NY	2004		Metro			Life With Max Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Life With Max Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Little Readers Level A 10 Titles, 6 Copies Each	$215.95		NYSTL Adoption
NY	2004		Metro			Looking At Shapes Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Los Numeros Level 10-12 Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			Los Numeros Level 1-5 Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Los Numeros Level 6-9 Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Los Perritos Vienen Y Van 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Lost And Found 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Make My Day 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Make The Best Of it 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Making Twelve Party Bags 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Marta Stays Over 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Kit for 20 With 1 Teacher’s	$292.63		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Math Bridges Blue Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Teacher Edition	$21.55		NYSTL Adoption
NY	2004		Metro			Math Bridges Gold Level Kit for 20 With 1 Teacher’s	$292.63		NYSTL Adoption
NY	2004		Metro			Math Bridges Gold Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Gold Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Kit for 20 With 1 Teacher’s	$292.63		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Teacher Edition	$21.55		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Kit for 20 With 1 Teacher’s E	$292.63		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Teacher’s Edition	$21.55		NYSTL Adoption
NY	2004		Metro			Math Readers Big Book Super Pack Level A Red	$280.75		NYSTL Adoption
NY	2004		Metro			Math Readers Big Books Super Pack Level B Yellow	$518.35		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red 24 Titles, 6 Copies Each	$529.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Complete Set	$593.95		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Complete Set Spanish	$572.35		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Student Kit 24 Titles, 1 C	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Student Kit 24 Titles, 1 C	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Student Kit 24 Titles, 6 C	$529.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Teacher’s Guide	$17.23		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Complete Set Spanish	$593.95		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Complete Set	$615.55		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 1	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 1	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 6	$550.75		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 6	$550.75		NYSTL Adoption
NY	2004		Metro			Meet New Friends Level A 1-5 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Metro Bridges Gold Teacher’s Edition	$21.55		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Metro ELL Grade 1 Program	$194.35		NYSTL Adoption
NY	2004		Metro			Metro Math Readers Teacher’s Guide Level B	$17.23		NYSTL Adoption
NY	2004		Metro			Metro Reading Kindergarten ELL Program Lap Book	$118.75		NYSTL Adoption
NY	2004		Metro			Mira Con Cuidado! Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Money Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Money Counts 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Multicultural Big Books (20 Books)	$585.15		NYSTL Adoption
NY	2004		Metro			My Friends Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			My Friends Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			My Letter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			My Letter Book 10 Pack And Teacher Guide	$89.59		NYSTL Adoption
NY	2004		Metro			My Letter Book Teacher’s Guide	$7.51		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level A	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level B	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level C	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level D	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level E	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level F	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Level A 6 Pack	$159.79		NYSTL Adoption
NY	2004		Metro			My Literature Book Level B 6 Pack	$159.79		NYSTL Adoption
NY	2004		Metro			My Literature Book Level D 6 Pack	$194.35		NYSTL Adoption
NY	2004		Metro			My Literature Book Level E 6 Pack	$194.35		NYSTL Adoption
NY	2004		Metro			My Literature Book Level F 6 Pack	$194.35		NYSTL Adoption
NY	2004		Metro			My Literature Book Teacher Guide Level A	$16.15		NYSTL Adoption
NY	2004		Metro			My Literature Book Teacher Guide Level B	$16.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level A 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level B 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level C 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level D 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level E 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level F 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			No! Not Again 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Odd Number Thirteen 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Once There Were Twelve 6 Pack	$26.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			One Afternoon Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			One Afternoon Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			One Little Tooth 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Oscar Asked “Why?” Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Oscar Asked “Why?” Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Osceola & A Place Called Heartbreak 8 Pack	$642.60		NYSTL Adoption
NY	2004		Metro			Osceola 10 Pack With 1 Teacher’s Edition	$161.95		NYSTL Adoption
NY	2004		Metro			Osceola Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			Osceola Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			Ositos De Diez En Diez 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 1 10 Student	$105.83		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 1 20 Student	$215.95		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 1 Spanish S	$10.75		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 2 (20 Student	$215.95		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 2 Spanish S	$10.75		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 3	$11.44		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 3 (10 Student	$114.43		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 3 (20 Student	$242.95		NYSTL Adoption
NY	2004		Metro			Pen Pals 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			People Around You Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			People Around You Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Pet Show Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Pet Show 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Pet Show Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Pies De Dos En Dos 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Polar Bear, Polar Bear, What Do You Hear? Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Polar Bear, Polar Bear, What Do You Hear? Little Book	$49.63		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 10 Complete Student Kit	$105.83		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 10 Student Instruction Kit	$95.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 20 Student Kit With Teacher’	$215.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 6 Student Kit	$51.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 Pre/Post Tests 6 Student Kit	$61.51		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 Pretest/Posttest 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 Student Worktext	$10.35		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Problem Solving Step 1 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 10 Complete Student Kit	$105.83		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 10 Student Instruction Kit	$95.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 20 Student Kit With Teacher’	$215.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 6 Student Kit	$51.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 6 Student Kit	$51.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 Pretest/Posttest 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 Student Worktext	$10.36		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 10 Student Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 20 Student Kit With Teacher’	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 6 Student Kit	$58.27		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 10 Student Instruction Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 10 Student Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 20 Student Kit With Teacher’	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 6 Student Kit	$58.27		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 10 Student Instruction Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 10 Student Kit	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 10 Student Instruction Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 10 Student Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 20 Student Kit With Teacher’	$242.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Problem Solving Step 6 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 6 Student Kit	$58.27		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 10 Student Instruction Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 10 Student Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 20 Student Kit With Teacher’	$266.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 6 Pack	$71.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Student Worktext	$12.52		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Teacher’s Edition	$91.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Teacher’s Edition	$77.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 10 Student Instruction Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 10 Student Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 20 Student Kit With Teacher’	$266.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 6 Pack	$71.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 6 Student Kit	$91.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 6 Students	$77.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Student Edition	$12.52		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Student Worktext	$12.52		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Teacher’s Edition	$85.27		NYSTL Adoption
NY	2004		Metro			Puppies In, Puppies Out 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Que Dos Cosas Son Iguales? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Que Es Una Mitad? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Qulen Faita? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level A 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level B 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level C 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level D 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level E 10 Pack	$43.15		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Reading Assessment Level F 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level A 10 Student Kit	$334.75		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level B 10 Student Kit	$334.75		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level C 10 Student Kit	$334.75		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level D 10 Student Kit	$377.95		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level E 10 Student Kit	$377.95		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level F 10 Student Kit	$377.95		NYSTL Adoption
NY	2004		Metro			Reading Placement Test 1	$10.75		NYSTL Adoption
NY	2004		Metro			Reading Placement Test 2	$10.75		NYSTL Adoption
NY	2004		Metro			Reading Placement Test 3	$10.75		NYSTL Adoption
NY	2004		Metro			Reading Standardized Kindergarten Practice Test 10	$32.35		NYSTL Adoption
NY	2004		Metro			Rectangles 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Rectangulos 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Road Builders Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Road Builders Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Rows and Rows Of Marigolds 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			School To Home Bags 10 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			School To Home Bags 6 Pack	$18.31		NYSTL Adoption
NY	2004		Metro			Shapes Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Sharing and Caring Big Book Theme Package 4	$181.39		NYSTL Adoption
NY	2004		Metro			Side By Side 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Sidewalk Fun 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Skip Counting Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Slide and Ride 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Social Studies Big Book Super Pack	$323.95		NYSTL Adoption
NY	2004		Metro			Social Studies Big Books 1-3 Teacher Edition	$16.15		NYSTL Adoption
NY	2004		Metro			Social Studies Big Books 4-6 Teacher’s Edition	$16.15		NYSTL Adoption
NY	2004		Metro			Spending Dimes One At A Time 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Squares 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Star Factories 10 Pack	$183.55		NYSTL Adoption
NY	2004		Metro			Star Factories Chapter Book 10 Pack	$97.15		NYSTL Adoption
NY	2004		Metro			Star Factories Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			Star Factories Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			Symmetry 6 Pack	$26.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Take A Closer Look Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Tales From the Underground Railroad	$642.60		NYSTL Adoption
NY	2004		Metro			Tales From the Underground Railroad 10 Pack	$161.95		NYSTL Adoption
NY	2004		Metro			Tales From the Underground Railroad Chapter Book	$86.35		NYSTL Adoption
NY	2004		Metro			Tales From the Underground Railroad Student Hand	$85.27		NYSTL Adoption
NY	2004		Metro			Teacher Activity Book Levels D-F	$10.75		NYSTL Adoption
NY	2004		Metro			Tenement Writer Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Tens and Ones Together 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			The Best Pizza Place 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			The Doorbell Rang Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			The Doorbell Rang Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			The Fourth Little Pig Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			The Fourth Little Pig Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			The Marvelous Toy Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			The Marvelous Toy Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			The Measurement Mysteries 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			The Newspaper 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			The Number Eight 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Eleven 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Five 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Four 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Nine 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number One 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Seven 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Six 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Ten 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Three 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Twelve 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Number Two 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			The Numbers 10-12 Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			The Numbers 1-5 Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			The Numbers 6-9 Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			The School Band 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			The Shape Game 6 Pack	$28.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			The Sidewalk Toy Stand 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			The Sitter 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			The Surprise Birthday 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			The Tenement Writer & Building A Dream	$642.60		NYSTL Adoption
NY	2004		Metro			The Tenement Writer 10 Pack With Teacher’s Edition	$161.95		NYSTL Adoption
NY	2004		Metro			The Tenement Writer Chapter Book 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			The Tools We Use Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			The Tools We Use Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			The Treasure in the Attic 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			The Ultimate Field Trip 10 Pack	$172.75		NYSTL Adoption
NY	2004		Metro			The Ultimate Field Trip Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			The Ultimate Field Trip Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			The Ultimate Field Trip Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			These Lands Are Ours 10 Pack With Teacher’s Guide	$161.95		NYSTL Adoption
NY	2004		Metro			These Lands Are Ours Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			These Lands Are Ours Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			They Shall Be Heard 10 Pack With Teacher’s Guide	$161.95		NYSTL Adoption
NY	2004		Metro			They Shall Be Heard Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			They Shall Be Heard Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			They Thought They Saw Him 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			They Thought They Saw Him Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			This Place Could Shine 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Three Pigs and A Wolf 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Time and Measurement Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Today is Monday Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Today is Monday Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Triangles 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Triangulos 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Turn to the Left, Turn to the Right 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Twenty More Or Less 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Una Mitad Es Lo Justo 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Vamos A Compartir 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Veinte, Mas O Menos 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Walking For Freedom 10 Pack With Teacher’s Edition	$161.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Walking For Freedom 5 Pack	$642.60		NYSTL Adoption
NY	2004		Metro			Walking For Freedom Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			Walking For Freedom Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			We Celebrate 100 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			We Have Needs and Wants Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			We Have Needs and Wants Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			We Learn About the World Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			We Learn About the World Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			We’ll Always Be Friends 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			We’re Good At Chores 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			What Can Sam Do? 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			What Do You Know? 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			What It A Half? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			What Was That? 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			When Justice Failed 10 Pack With Teacher’s Edition	$161.95		NYSTL Adoption
NY	2004		Metro			When Justice Failed 7 Pack	$642.60		NYSTL Adoption
NY	2004		Metro			When Justice Failed Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			When Justice Failed Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			When Will the Sun Come Out? 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Which Belong together 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Which One is It? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Which One is More? 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Which One is Next? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Which Two Are the Same? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Who is Missing? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Ya Es Hora 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			You Can Do A Lot With A Lot 6 Pack	$24.79		NYSTL Adoption
NY	2004		Sopris			25 Minutes to Better Behavior Teacher Problem So	$43.45		NYSTL Adoption
NY	2004		Sopris			50 Simple Ways to Make Teaching Mora Fun Book	$18.65		NYSTL Adoption
NY	2004		Sopris			A Road Map for Facilitating Collaboration Book	$38.50		NYSTL Adoption
NY	2004		Sopris			A.D.D. From A to Z Kit	$107.25		NYSTL Adoption
NY	2004		Sopris			Administrator’s Desk Reference Behavior Management	$104.50		NYSTL Adoption
NY	2004		Sopris			Algebra Readiness Assessment Booklet	$5.45		NYSTL Adoption
NY	2004		Sopris			Algebra Ready Bundle Set/10 Part 1	$154.00		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			Algebra Ready Bundle Set/10 Part 2	$154.00		NYSTL Adoption
NY	2004		Sopris			Algebra Ready Class Set Part 1 & 2	$385.00		NYSTL Adoption
NY	2004		Sopris			Algebra Ready Teacher’s Guide Part 1	$75.90		NYSTL Adoption
NY	2004		Sopris			Algebra Rescue Classroom Set/10	$440.00		NYSTL Adoption
NY	2004		Sopris			Algebra Rescue Student Book Set/5	$88.00		NYSTL Adoption
NY	2004		Sopris			Algebra Rescue Teacher’s Guide	$97.90		NYSTL Adoption
NY	2004		Sopris			Algebra Rescue Teacher’s Resource	$75.90		NYSTL Adoption
NY	2004		Sopris			Algebra Rescue Teacher’s Solutions	$108.90		NYSTL Adoption
NY	2004		Sopris			Asperger syndrome: A Guide	$30.80		NYSTL Adoption
NY	2004		Sopris			BELLS (Building Early Literacy and Language Skills)	$38.50		NYSTL Adoption
NY	2004		Sopris			Best Practices Book	$28.55		NYSTL Adoption
NY	2004		Sopris			Better IEPs Book	$28.55		NYSTL Adoption
NY	2004		Sopris			Building Self-Esteem in the Classroom Intermediate	$41.25		NYSTL Adoption
NY	2004		Sopris			Building Self-Esteem in the Classroom Primary	$41.25		NYSTL Adoption
NY	2004		Sopris			Bully Proofing: Administrative Guide To	$26.95		NYSTL Adoption
NY	2004		Sopris			Bully Proofing: First Aid Set/10	$18.70		NYSTL Adoption
NY	2004		Sopris			Bully Proofing: Middle School	$42.90		NYSTL Adoption
NY	2004		Sopris			Bully Proofing Parent Book	$14.25		NYSTL Adoption
NY	2004		Sopris			Bully Proofing: Teacher’s Manual	$32.45		NYSTL Adoption
NY	2004		Sopris			Bully Proofing: Working with Victims	$26.95		NYSTL Adoption
NY	2004		Sopris			CBITS: Cognitive Behavior Intervention Book	$32.95		NYSTL Adoption
NY	2004		Sopris			Collaborative Strategic Reading Book	$27.50		NYSTL Adoption
NY	2004		Sopris			Cool Kids Basic Set	$93.50		NYSTL Adoption
NY	2004		Sopris			Coping With Crisis: Lessons Learned	$42.90		NYSTL Adoption
NY	2004		Sopris			Creating a Caring Classroom Book	$38.50		NYSTL Adoption
NY	2004		Sopris			DEC Personnel Prep	$38.50		NYSTL Adoption
NY	2004		Sopris			DEC Practices Program Assessment	$22.00		NYSTL Adoption
NY	2004		Sopris			DEC Recommended Practices	$22.00		NYSTL Adoption
NY	2004		Sopris			DIBELS: Administration and Scoring Guide	$11.00		NYSTL Adoption
NY	2004		Sopris			DIBELS: First Grade Classroom Set	$64.90		NYSTL Adoption
NY	2004		Sopris			DIBELS: Kindergarten Benchmark Scoring Booklets	$22.00		NYSTL Adoption
NY	2004		Sopris			DIBELS: Kindergarten Classroom Set	$64.90		NYSTL Adoption
NY	2004		Sopris			DIBELS: Kindergarten Phoneme Segmentation Flue	$5.50		NYSTL Adoption
NY	2004		Sopris			DIBELS: Kindergarten Replacement Set of Consum	$38.50		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			DIBELS: Kindergarten Sound Fluency Progress	$5.50		NYSTL Adoption
NY	2004		Sopris			DIBELS: Oral Reading Fluency Progress	$5.50		NYSTL Adoption
NY	2004		Sopris			DIBELS: Second Grade Classroom Set	$64.90		NYSTL Adoption
NY	2004		Sopris			DIBELS: Third Grade Classroom Set	$64.90		NYSTL Adoption
NY	2004		Sopris			DIBELS: Word Use Fluency Progress	$5.50		NYSTL Adoption
NY	2004		Sopris			Different is Not Bad, Different is the World Book	$9.35		NYSTL Adoption
NY	2004		Sopris			DRP Booklink	$108.90		NYSTL Adoption
NY	2004		Sopris			Early Childhood Program Manual	$16.50		NYSTL Adoption
NY	2004		Sopris			Effective Elementary Classroom Book	$21.45		NYSTL Adoption
NY	2004		Sopris			Elementary/Middle School Program Manual	$16.50		NYSTL Adoption
NY	2004		Sopris			Exceptions Book	$24.75		NYSTL Adoption
NY	2004		Sopris			First Step To Success Starter Kit	$159.50		NYSTL Adoption
NY	2004		Sopris			Foundations 3 Module Set	$1,094.50		NYSTL Adoption
NY	2004		Sopris			Functional Assessment of Academic Behavior Book	$60.50		NYSTL Adoption
NY	2004		Sopris			Games and Activilies for Readers And Spellers Kit	$151.25		NYSTL Adoption
NY	2004		Sopris			Get Em on Task Software With Manual	$38.50		NYSTL Adoption
NY	2004		Sopris			Get on Top of iti Book	$21.45		NYSTL Adoption
NY	2004		Sopris			Go Figure Student Workbook Set/5	$30.80		NYSTL Adoption
NY	2004		Sopris			Going for the Gold Book	$16.45		NYSTL Adoption
NY	2004		Sopris			Good Talking words Book	$71.50		NYSTL Adoption
NY	2004		Sopris			Good Thinking Book	$75.90		NYSTL Adoption
NY	2004		Sopris			Helping Kids Find Their Strengths Book	$41.25		NYSTL Adoption
NY	2004		Sopris			Helping Kids Handle Conflict — Intermediate	$40.70		NYSTL Adoption
NY	2004		Sopris			Helping Kids Handle Conflict — Primary	$38.50		NYSTL Adoption
NY	2004		Sopris			Helping Kids Handle Put-Downs Book	$38.50		NYSTL Adoption
NY	2004		Sopris			How To Read With Your Children Educator Guide	$14.25		NYSTL Adoption
NY	2004		Sopris			Ideas for inclusion Book	$27.45		NYSTL Adoption
NY	2004		Sopris			Interventions: Manual/Binder/Booklets	$88.00		NYSTL Adoption
NY	2004		Sopris			KIDS Who Outwit Adults Book	$24.75		NYSTL Adoption
NY	2004		Sopris			Langaugal Student Mastry Book A	$11.15		NYSTL Adoption
NY	2004		Sopris			Langaugal Student Mastry Book B	$11.15		NYSTL Adoption
NY	2004		Sopris			Langaugal Student Mastry Book C	$11.15		NYSTL Adoption
NY	2004		Sopris			Langaugal Student Mastry Book D	$11.15		NYSTL Adoption
NY	2004		Sopris			Langaugal Student Mastry Book E	$11.15		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			Langauge! Student Mastry Book F	$11.15		NYSTL Adoption
NY	2004		Sopris			Langauge! Student Mastry Book G	$11.15		NYSTL Adoption
NY	2004		Sopris			Langauge! Student Mastry Book H	$11.15		NYSTL Adoption
NY	2004		Sopris			Langauge! Student Mastry Book I	$11.15		NYSTL Adoption
NY	2004		Sopris			Language and Literacy For English Learners	$19.80		NYSTL Adoption
NY	2004		Sopris			Language! Categories	$54.45		NYSTL Adoption
NY	2004		Sopris			Language! Classroom Set For 20 Students Level 1	$1,802.90		NYSTL Adoption
NY	2004		Sopris			Language! Classroom Set For 20 Students Level 2	$1,802.90		NYSTL Adoption
NY	2004		Sopris			Language! Classroom Set For 20 Students Level 3	$1,802.90		NYSTL Adoption
NY	2004		Sopris			Language! Elementary Teacher Training Kit	$477.95		NYSTL Adoption
NY	2004		Sopris			Language! Instructional Resource Guide	$78.65		NYSTL Adoption
NY	2004		Sopris			Language! Instructors Manual	$82.50		NYSTL Adoption
NY	2004		Sopris			Language! Instructor’s Manual Level 1	$66.55		NYSTL Adoption
NY	2004		Sopris			Language! Instructor’s Manual Level 2	$66.55		NYSTL Adoption
NY	2004		Sopris			Language! Instructor’s Manual Level 3	$66.55		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Answer Guide	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Coloring Book/	$25.45		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Level 1	$66.55		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Level 2	$66.55		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Level 3	$66.55		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Posters	$12.75		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Vocabulary Car	$35.90		NYSTL Adoption
NY	2004		Sopris			Language! J & J Language Readers Vocabulary Car	$35.90		NYSTL Adoption
NY	2004		Sopris			Language! Middle/High School Teacher Training Kit	$634.65		NYSTL Adoption
NY	2004		Sopris			Language! Morphemes for Meaning	$47.80		NYSTL Adoption
NY	2004		Sopris			Language! Plastic Tiles	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Pocket Chart	$42.50		NYSTL Adoption
NY	2004		Sopris			Language! Practice Student Book A	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Practice Student Book B	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Practice Student Book C	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Practice Student Book D	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Practice Student Book E	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Practice Student Book F	$11.15		NYSTL Adoption
NY	2004		Sopris			Language! Practice Teacher’s Edition	$42.50		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			Language! Practice Workbook Blackline Masters	$90.75		NYSTL Adoption
NY	2004		Sopris			Language! Practice Workbook Set	$47.19		NYSTL Adoption
NY	2004		Sopris			Language! Roots	$90.75		NYSTL Adoption
NY	2004		Sopris			Language! Small Group Set Level 1	$450.73		NYSTL Adoption
NY	2004		Sopris			Language! Small Group Set Level 2	$450.73		NYSTL Adoption
NY	2004		Sopris			Language! Small Group Set Level 3	$450.73		NYSTL Adoption
NY	2004		Sopris			Language! Sort II	$71.39		NYSTL Adoption
NY	2004		Sopris			Language! Sounds And Letters Cards	$35.09		NYSTL Adoption
NY	2004		Sopris			Language! Sounds and Letters for Readers and Spe	$30.95		NYSTL Adoption
NY	2004		Sopris			Language! Speaking and Listening to the English La	$54.45		NYSTL Adoption
NY	2004		Sopris			Language! Speaking and Listening to the English La	$211.75		NYSTL Adoption
NY	2004		Sopris			Language! Speaking and Listening to the English La	$181.50		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book A Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book B Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book C Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book D Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book E Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book F Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book G Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book H Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Book I Teacher’s Answer	$15.00		NYSTL Adoption
NY	2004		Sopris			Language! Student Mastry Books A-I	$70.79		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book A Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book B Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book C Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book D Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book E Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book F Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book G Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book H Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Book I Student Edition	$20.50		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Teacher’s Edition Level	$17.75		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Teacher’s Edition Level	$17.75		NYSTL Adoption
NY	2004		Sopris			Language! Summative Tests Teacher’s Edition Level	$17.75		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			Language! Syllabus Advance Organizer	$23.25		NYSTL Adoption
NY	2004		Sopris			LETRS Participation Book Modules 4,5,6	$31.90		NYSTL Adoption
NY	2004		Sopris			LETRS Participation Book Modules 7,8,9	$31.90		NYSTL Adoption
NY	2004		Sopris			Making Schools Safer and Violence Free Book	$31.90		NYSTL Adoption
NY	2004		Sopris			Medication Fact Sheets Book	$32.95		NYSTL Adoption
NY	2004		Sopris			Meeting Standards Book	$27.45		NYSTL Adoption
NY	2004		Sopris			Multiple-intelligences Book	$38.50		NYSTL Adoption
NY	2004		Sopris			No Disposable KIDS Book	$24.75		NYSTL Adoption
NY	2004		Sopris			One Minute Academic Functional Assessment and I	$24.75		NYSTL Adoption
NY	2004		Sopris			PALS First Grade	$32.95		NYSTL Adoption
NY	2004		Sopris			PALS First Grade and Teacher Directed PALS Set	$55.00		NYSTL Adoption
NY	2004		Sopris			PALS Kindergarten	$32.95		NYSTL Adoption
NY	2004		Sopris			PALS Teacher Directed	$21.95		NYSTL Adoption
NY	2004		Sopris			Parapro: Supporting the instructor	$24.75		NYSTL Adoption
NY	2004		Sopris			Pareting Young Children Manual	$52.80		NYSTL Adoption
NY	2004		Sopris			Please! Teach ALL of Me Book	$21.45		NYSTL Adoption
NY	2004		Sopris			Powerful Struggles Book	$27.45		NYSTL Adoption
NY	2004		Sopris			Practical Ideas for Students With Disabilities Book	$42.90		NYSTL Adoption
NY	2004		Sopris			Project SLIDE Teacher’s Manual	$26.95		NYSTL Adoption
NY	2004		Sopris			Reaching Out To Today’s Kids Book	$14.25		NYSTL Adoption
NY	2004		Sopris			Read Well 1 Big Book of Alphabet Poems	$31.90		NYSTL Adoption
NY	2004		Sopris			Read Well 1 Classroom Package (Plain Text Version	$1,386.00		NYSTL Adoption
NY	2004		Sopris			Read Well 1 Comprehension and Skill Workbook Set	$13.15		NYSTL Adoption
NY	2004		Sopris			Read Well 1 Plain Instructors Set	$313.50		NYSTL Adoption
NY	2004		Sopris			Read Well 1 Plain Small Group Package	$539.00		NYSTL Adoption
NY	2004		Sopris			Read Well Kindergarten Plain Classroom Set	$1,969.00		NYSTL Adoption
NY	2004		Sopris			Rewards Plus Social Studies Student Book	$10.95		NYSTL Adoption
NY	2004		Sopris			Rewards Plus Student Book Set	$61.60		NYSTL Adoption
NY	2004		Sopris			Rewards Plus Teacher’s Guide	$57.20		NYSTL Adoption
NY	2004		Sopris			Rewards Student Book	$10.95		NYSTL Adoption
NY	2004		Sopris			Rewards Student Book Set/10	$61.60		NYSTL Adoption
NY	2004		Sopris			Rewards Teacher Manual	$57.20		NYSTL Adoption
NY	2004		Sopris			Rewards Video	$22.00		NYSTL Adoption
NY	2004		Sopris			RIDE	$1,058.00		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			Right on Course Book	$38.50		NYSTL Adoption
NY	2004		Sopris			Safe, Supportive and Successful Schools Book	$54.95		NYSTL Adoption
NY	2004		Sopris			SenseAble Strategies Book	$25.25		NYSTL Adoption
NY	2004		Sopris			Simple Ways to Make Teaching Math More Fun Book	$18.65		NYSTL Adoption
NY	2004		Sopris			Smarts Resource Guide	$24.75		NYSTL Adoption
NY	2004		Sopris			Social Competence and Character Book	$33.00		NYSTL Adoption
NY	2004		Sopris			Spellography: Student Lesson Book A	$38.50		NYSTL Adoption
NY	2004		Sopris			Spellography: Student Lesson Book B	$38.50		NYSTL Adoption
NY	2004		Sopris			Spellography: Student Lesson Book C	$38.50		NYSTL Adoption
NY	2004		Sopris			Spellography: Teacher Answer Guide Book A	$22.00		NYSTL Adoption
NY	2004		Sopris			Spellography: Teacher Answer Guide Book B	$22.00		NYSTL Adoption
NY	2004		Sopris			Spellography: Teacher Answer Guide Book C	$22.00		NYSTL Adoption
NY	2004		Sopris			Spellography: Teacher Resource Guide	$27.50		NYSTL Adoption
NY	2004		Sopris			Step Up to Writing Elementary Set	$205.70		NYSTL Adoption
NY	2004		Sopris			Stepping Stones To Literacy Set	$192.50		NYSTL Adoption
NY	2004		Sopris			Stop And Think Grades 2-3	$75.90		NYSTL Adoption
NY	2004		Sopris			Stop and Think Grades 4-5	$75.90		NYSTL Adoption
NY	2004		Sopris			Stop and Think Grades 6-8	$75.90		NYSTL Adoption
NY	2004		Sopris			Strategies and Tactics for Effective Instruction Book	$38.45		NYSTL Adoption
NY	2004		Sopris			Strategies That Make Learning Fun Book	$27.45		NYSTL Adoption
NY	2004		Sopris			Substitutes Kit	$214.50		NYSTL Adoption
NY	2004		Sopris			Teaching Cooperation Skills Book	$41.25		NYSTL Adoption
NY	2004		Sopris			Teaching Friendship Skills — Intermediate	$41.25		NYSTL Adoption
NY	2004		Sopris			Teaching Friendship Skills — Primary	$41.25		NYSTL Adoption
NY	2004		Sopris			Teaching Kids and Adults with Autism Book	$49.50		NYSTL Adoption
NY	2004		Sopris			Teaching Self-Management Strategies to Adolescence	$24.75		NYSTL Adoption
NY	2004		Sopris			TGIF: But What Will 1 Do on Monday? Book	$29.65		NYSTL Adoption
NY	2004		Sopris			TGIF: Making it Work on Monday Book	$24.75		NYSTL Adoption
NY	2004		Sopris			The Acting-Out Child Book	$44.00		NYSTL Adoption
NY	2004		Sopris			The Math Rescue Series: Resources for Computation	$82.50		NYSTL Adoption
NY	2004		Sopris			The New Teacher’s Survival Guide Book	$32.95		NYSTL Adoption
NY	2004		Sopris			The Self-Esteem Teacher Book	$17.55		NYSTL Adoption
NY	2004		Sopris			The Six Minute Solution Grades 3-8 And Remedial I	$75.90		NYSTL Adoption
NY	2004		Sopris			The Teacher’s Encyclopedia of Behavior Management	$49.50		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Sopris			The Think Time Strategies for Schools Kit	$49.00		NYSTL Adoption
NY	2004		Sopris			Time Savers for Educators Book	$27.45		NYSTL Adoption
NY	2004		Sopris			TIPS for Beginning Teachers Book	$31.85		NYSTL Adoption
NY	2004		Sopris			Tough Class Discipline Kit	$54.95		NYSTL Adoption
NY	2004		Sopris			Tough Kid Parent Book	$27.45		NYSTL Adoption
NY	2004		Sopris			Tough Kid Social Skills	$24.75		NYSTL Adoption
NY	2004		Sopris			Tough Kid Tool Box	$21.45		NYSTL Adoption
NY	2004		Sopris			Tough Kid Without Toolbox	$58.30		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Assessment Book Level 1	$38.50		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Assessment Book Level 2	$38.50		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Class Set/10 Level 1	$495.00		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Class Set/10 Level 2	$495.00		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Solutions Book Level 1	$38.50		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Solutions Book Level 2	$38.50		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Student Text Set/5 Level 1	$209.00		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Student Text Set/5 Level 2	$209.00		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Student Workbook Set/5 Level 1	$38.50		NYSTL Adoption
NY	2004		Sopris			Transitional Mathematics: Student Workbook Set/5 Level 2	$38.50		NYSTL Adoption
NY	2004		Sopris			Vocabulary Through Morphemes Set	$64.90		NYSTL Adoption
NY	2004		Sopris			W.A.G.E.S. Book	$36.25		NYSTL Adoption
NY	2004		Sopris			WatchWord Teacher’s Guide Win CD-ROM	$49.50		NYSTL Adoption
NY	2004		Sopris			WatchWord: Sound Blending Charts	$16.50		NYSTL Adoption
NY	2004		Sopris			WatchWord: Student Reader	$33.00		NYSTL Adoption
NY	2004		Sopris			Why Don’t They Like Me? Book	$23.10		NYSTL Adoption
NY	2004		Sopris			Working and Understanding Children	$12.65		NYSTL Adoption
NY	2004		Sopris			Working Together VHS Video With Manual	$28.55		NYSTL Adoption
NY	2004		Sopris			Write Well Spell & Handwriting Package	$198.00		NYSTL Adoption
NY	2004		Sopris			Write Well/Read Well Plain	$32.95		NYSTL Adoption
NY	2004		Sopris			YEC Monograph #1: Practical Ideas for Addressing	$24.75		NYSTL Adoption
NY	2004		Sopris			YEC Monograph #2: Natural Environment and Industry	$13.20		NYSTL Adoption
NY	2004		Sopris			YEC Monograph #3: Teaching Strategies	$23.10		NYSTL Adoption
NY	2004		Sopris			YEC Monograph #4: Assessment	$13.20		NYSTL Adoption
NY	2004		Sopris			YEC Monograph #5: Family Based Practices	$13.20		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2001	2007	Metro	81541	1581208243	Metro Social Studies — Living and Working Together Grade 1 Book 1 Families Blackline Masters	$14.95	1999
OK	2001	2007	Metro	81533	1581208200	Metro Social Studies — Living and Working Together Grade 1 Book 1 Families Student Edition	$14.95	1999
OK	2001	2007	Metro	81584	1581208251	Metro Social Studies — Living and Working Together Grade 1 Book 2 Families Blackline Masters	$14.95	1999
OK	2001	2007	Metro	81550	1581208219	Metro Social Studies — Living and Working Together Grade 1 Book 2 Blackline Student Edition	$14.95	1999
OK	2001	2007	Metro	90801	1581208340	Metro Social Studies — Living and Working Together Grade 2 Book 1 Neighborhoods Book Blackline Masters	$14.95	1999
OK	2001	2007	Metro	90780	1581208308	Metro Social Studies — Living and Working Together Grade 2 Book 1 Neighborhoods Student Edition	$14.95	1999
OK	2001	2007	Metro	90819	1581208316	Metro Social Studies — Living and Working Together Grade 2 Book 2 Neighborhoods Student Edition	$14.95	1999
OK	2001	2007	Metro	90827	1581208359	Metro Social Studies — Living and Working Together Grade 2 Book 2 Neighborhoods Blackline Masters	$14.95	1999
OK	2001	2007	Metro	73859	1581208286	Metro Social Studies-Living and Working Together Kindergarten Africa And You	$4.95	1999
OK	2001	2007	Metro	74296	158120826X	Metro Social Studies — Living and Working Together Kindergarten All About You	$4.95	1999
OK	2001	2007	Metro	73841	1581208022	Metro Social Studies — Living and Working Together Kindergarten Big Book Africa And You	$48.95	1999
OK	2001	2007	Metro	74270	1581208006	Metro Social Studies — Living and Working Together Kindergarten Big Book All About You	$48.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2001	2007	Metro	92005	1581208014	Metro Social Studies — Living and Working Together Kindergarten Big Book People Around You	$48.95	1999
OK	2001	2007	Metro	99354	1581208057	Metro Social Studies — Living and Working Together Kindergarten Big Book The Tools We Use	$48.95	1999
OK	2001	2007	Metro	101506	1581208030	Metro Social Studies — Living and Working Together Kindergarten Big Book We Have Needs and Wants	$48.95	1999
OK	2001	2007	Metro	101549	1581208049	Metro Social Studies — Living and Working Together Kindergarten Big Book We Learn About the World	$48.95	1999
OK	2001	2007	Metro	95257	158120809X	Metro Social Studies — Living and Working Together Kindergarten Blackline Masters 1	$14.95	1999
OK	2001	2007	Metro	95265	1581208103	Metro Social Studies — Living and Working Together Kindergarten Blackline Masters 2	$14.95	1999
OK	2001	2007	Metro	73867	1581208367	Metro Social Studies — Living and Working Together Kindergarten Cassette Tape Africa And You	$6.95	2000
OK	2001	2007	Metro	74309	1581209762	Metro Social Studies — Living and Working Together Kindergarten Cassette Tape All About You	$6.95	2000
OK	2001	2007	Metro	92030	1581209754	Metro Social Studies — Living and Working Together Kindergarten Cassette Tape People Around You	$6.95	2000
OK	2001	2007	Metro	99362	1581208383	Metro Social Studies — Living and Working Together Kindergarten Cassette Tape The Tools We Use	$6.95	2000
OK	2001	2007	Metro	101531	1581208375	Metro Social Studies — Living and Working Together Kindergarten Cassette Tape We Have Needs And Wants	$6.95	2000
OK	2001	2007	Metro	101565	1581209991	Metro Social Studies — Living and Working Together Kindergarten Cassette Tape We Learn About the World	$6.95	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2001	2007	Metro	92013	1581208278	Metro Social Studies — Living and Working Together Kindergarten People Around You	$4.95	1999
OK	2001	2007	Metro	95185	1581208073	Metro Social Studies — Living and Working Together Kindergarten Teacher’s Edition 1	$14.95	1999
OK	2001	2007	Metro	95193	1581208081	Metro Social Studies — Living and Working Together Kindargarten Teacher’s Edition 2	$14.95	1999
OK	2001	2007	Metro	99371	1581209789	Metro Social Studies — Living and Working Together Kindergarten The Tools We Use	$4.95	1999
OK	2001	2007	Metro	101514	1581209770	Metro Social Studies — Living and Working Together Kindergarten We Have Needs and Wants	$4.95	1999
OK	2004	2010	Metro	73445	1588307123	Metro Nonfiction Bookbag A Place Called Heartbreak Chapter Book 10 Pack	$79.95	2003
OK	2004	2010	Metro	73429	1588303764	Metro Nonfiction Bookbag A Place Called Heartbreak Handbook and Tests 10 Pack	$78.95	2003
OK	2004	2010	Metro	73437	1588306267	Metro Nonfiction Bookbag A Place Called Heartbreak Student Kit 10 Pack	$149.95	2003
OK	2004	2010	Metro	73411	158830230X	Metro Nonfiction Bookbag A Place Called Heartbreak Teacher’s Guide	$—	2001
OK	2004	2010	Metro	73672	1588305570	Metro Nonfiction Bookbag A Walk in the Desert Chapter	$79.95	2003
OK	2004	2010	Metro	73752	1588305872	Metro Nonfiction Bookbag A Walk in the Desert Handbook	$78.95	2003
OK	2004	2010	Metro	73701	1588305937	Metro Nonfiction Bookbag A Walk in the Desert Student	$159.95	2003
OK	2004	2010	Metro	73699	1588305813	Metro Nonfiction Bookbag A Walk in the Desert Teacher’s Guide	$—	2001
OK	2004	2010	Metro	74368	1588307034	Metro Nonfiction Bookbag All for the Better Chapter Book	$79.95	2003
OK	2004	2010	Metro	74430	1588303659	Metro Nonfiction Bookbag All for the Bettor Handbook	$78.95	2003
OK	2004	2010	Metro	74333	1588306151	Metro Nonfiction Bookbag All for the Better Student Kit	$149.95	2003
OK	2004	2010	Metro	74421	1588302253	Metro Nonfiction Bookbag All for the Better Teacher’s Guide	$—	2001
OK	2004	2010	Metro	76831	1588307018	Metro Nonfiction Bookbag Building a Dream Chapter	$79.95	2003
OK	2004	2010	Metro	76902	1588303667	Metro Nonfiction Bookbag Building a Dream Handbook	$78.95	2003
OK	2004	2010	Metro	76814	158830616X	Metro Nonfiction Bookbag Building a Dream Student	$149.95	2003
OK	2004	2010	Metro	76777	1588302261	Metro Nonfiction Bookbag Building a Dream Teacher’s Guide	$—	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Metro	78975	1588307085	Metro Nonfiction Bookbag Days of Courage Chapter	$79.95	2003
OK	2004	2010	Metro	78941	1588303713	Metro Nonfiction Bookbag Days of Courage Handbook	$78.95	2003
OK	2004	2010	Metro	78859	1588306216	Metro Nonfiction Bookbag Days of Courage Student	$149.95	2003
OK	2004	2010	Metro	78895	158830227X	Metro Nonfiction Bookbag Days of Courage Teacher’s Guide	$—	2001
OK	2004	2010	Metro	80055	1588305619	Metro Nonfiction Bookbag Earth’s Fiery Fury Chapter	$79.95	2003
OK	2004	2010	Metro	80127	1588305910	Metro Nonfiction Bookbag Earth’s Fiery Fury Handbook	$78.95	2003
OK	2004	2010	Metro	80143	158830597X	Metro Nonfiction Bookbag Earth’s Fiery Fury Student	$149.95	2003
OK	2004	2010	Metro	80071	1588305856	Metro Nonfiction Bookbag Earth’s Fiery Fury Teacher’s Guide	$—	2001
OK	2004	2010	Metro	84291	1588305562	Metro Nonfiction Bookbag Hungry Plants Chapter Book	$49.95	2003
OK	2004	2010	Metro	84312	1588305805	Metro Nonfiction Bookbag Hungry Plants Teacher’s Guide	$—	2001
OK	2004	2010	Metro	84507	1588305597	Metro Nonfiction Bookbag Hurricanes! Chapter Book	$49.95	2003
OK	2004	2010	Metro	84443	1588305899	Metro Nonfiction Bookbag Hurricanes! Handbook and	$78.95	2003
OK	2004	2010	Metro	84531	1588305953	Metro Nonfiction Bookbag Hurricanes! Student Kit 10	$129.95	2003
OK	2004	2010	Metro	84435	158830583X	Metro Nonfiction Bookbag Hurricanes! Teacher’s Guide	$—	2001
OK	2004	2010	Metro	85551	1588307033	Metro Nonfiction Bookbag La Causa Chapter Book 10	$79.95	2003
OK	2004	2010	Metro	78941	1588303713	Metro Nonfiction Bookbag La Causa Handbook and	$78.95	2003
OK	2004	2010	Metro	85526	1588306224	Metro Nonfiction Bookbag La Causa Student Kit 10 Pack	$149.95	2003
OK	2004	2010	Metro	85497	1588302288	Metro Nonfiction Bookbag La Causa Teacher’s Guide	$—	2001
OK	2004	2010	Metro	91424	1588307050	Metro Nonfiction Bookbag Osceola Chapter Book 10 Pack	$79.95	2003
OK	2004	2010	Metro	91395	1588303756	Metro Nonfiction Bookbag Osceola Handbook and Tests 10 Pack	$78.95	2003
OK	2004	2010	Metro	91408	1588306259	Metro Nonfiction Bookbag Osceola Student Kit 10 Pack	$149.95	2003
OK	2004	2010	Metro	91336	1588302296	Metro Nonfiction Bookbag Osceola Teacher’s Guide	$—	2001
OK	2004	2010	Metro	95628	1588305589	Metro Nonfiction Bookbag Star Factories Chapter Book	$89.95	2003
OK	2004	2010	Metro	95708	1588305880	Metro Nonfiction Bookbag Star Factories Handbook	$78.95	2003
OK	2004	2010	Metro	95716	1588305945	Metro Nonfiction Bookbag Star Factories Student Kit	$169.95	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Metro	95695	1588305621	Metro Nonfiction Bookbag Star Factories Teacher’s Guide	$—	2001
OK	2004	2010	Metro	97914	1588307042	Metro Nonfiction Bookbag Tales from the Underground	$79.95	2003
OK	2004	2010	Metro	97885	1588303675	Metro Nonfiction Bookbag Tales from the Underground	$78.95	2003
OK	2004	2010	Metro	97893	1588306178	Metro Nonfiction Bookbag Tales from the Underground	$149.95	2003
OK	2004	2010	Metro	97842	1588302318	Metro Nonfiction Bookbag Tales from the Underground Railroad Teacher’s Guide	$—	2001
OK	2004	2010	Metro	99266	1588307107	Metro Nonfiction Bookbag Tenement Writer Chapter	$79.95	2003
OK	2004	2010	Metro	99311	1588303683	Metro Nonfiction Bookbag Tenement Writer Handbook	$78.95	2003
OK	2004	2010	Metro	99320	1588306186	Metro Nonfiction Bookbag Tenement Writer Student	$149.95	2003
OK	2004	2010	Metro	99258	1588302326	Metro Nonfiction Bookbag The Tenement Writer Teacher’s Guide	$—	2001
OK	2004	2010	Metro	99514	1588307069	Metro Nonfiction Bookbag These Lands Are Ours Chapter	$79.95	2003
OK	2004	2010	Metro	99549	1588303705	Metro Nonfiction Bookbag These Lands Are Ours Handbook	$78.95	2003
OK	2004	2010	Metro	99493	1588306208	Metro Nonfiction Bookbag These Lands Are Ours Student	$149.95	2003
OK	2004	2010	Metro	99485	1588302334	Metro Nonfiction Bookbag These Lands Are Ours Teacher’s Guide	$—	2001
OK	2004	2010	Metro	99653	1588307077	Metro Nonfiction Bookbag They Shall Be Heard Chapter	$89.95	2003
OK	2004	2010	Metro	99573	158830373X	Metro Nonfiction Bookbag They Shall Be Heard Handbook	$78.95	2003
OK	2004	2010	Metro	99629	1588306232	Metro Nonfiction Bookbag They Shad Be Heard Student	$149.95	2003
OK	2004	2010	Metro	99565	1588302342	Metro Nonfiction Bookbag They Shall Be Heard Teacher’s Guide	$—	2001
OK	2004	2010	Metro	100538	1588305600	Metro Nonfiction Bookbag Ultimate Field Trip Chapter	$89.95	2003
OK	2004	2010	Metro	100546	1588305902	Metro Nonfiction Bookbag Ultimate Field Trip Handbook	$78.95	2003
OK	2004	2010	Metro	100511	1588305961	Metro Nonfiction Bookbag Ultimate Field Trip Student	$159.95	2003
OK	2004	2010	Metro	100503	1588305848	Metro Nonfiction Bookbag Ultimate Field Trip Teacher’s Guide	$—	2001
OK	2004	2010	Metro	101451	1588307026	Metro Nonfiction Bookbag Walking for Freedom Chapter	$79.95	2003
OK	2004	2010	Metro	101362	1588303691	Metro Nonfiction Bookbag Walking for Freedom Handbook	$78.95	2003
OK	2004	2010	Metro	101371	1588306194	Metro Nonfiction Bookbag Walking for Freedom Student	$149.95	2003
OK	2004	2010	Metro	101320	1588302350	Metro Nonfiction Bookbag Walking for Freedom Teacher’s Guide	$—	2001
OK	2004	2010	Metro	101813	1588307115	Metro Nonfiction Bookbag When Justice Failed Chapter	$79.95	2003
OK	2004	2010	Metro	101901	1588303748	Metro Nonfiction Bookbag When Justice Failed Handbook	$78.95	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Metro	101805	1588306240	Metro Nonfiction Bookbag When Justice Failed Student	$149.95	2003
OK	2004	2010	Metro	101792	1588302369	Metro Nonfiction Bookbag When Justice Failed Teacher’s Guide	$—	2001
OK	2004	2010	Sopris	70404	1570355436	Language! 3rd Edition Assessment Progress Indicators and Summative Tests Teacher’s Book A	$—
OK	2004	2010	Sopris	70261	1593182635	Language! 3rd Edition Book A Volume 1 Teacher’s Edition	$—	2004
OK	2004	2010	Sopris	70279	1593183135	Language! 3rd Edition Book A Volume 2 Teacher’s Edition	$—
OK	2004	2010	Sopris	70295	1593182643	Language! 3rd Edition Interactive Textbook A	$11.50	2004
OK	2004	2010	Sopris		1570355495	Language! 3rd Edition Morpheme for Meaning Cards	$65.00	2004
OK	2004	2010	Sopris		413990703675	Language! 3rd Edition Overhead Timer	$50.00	2004
OK	2004	2010	Sopris		1570355479	Language! 3rd Edition Placement Student Edition	$2.50	2004
OK	2004	2010	Sopris		1570355460	Language! 3rd Edition Placement Teacher’s Edition	$—
OK	2004	2010	Sopris		413992009126	Language! 3rd Edition Plastic Tiles	$7.00	2004
OK	2004	2010	Sopris		400090703759	Language! 3rd Edition Pocket Chart	$40.00	2004
OK	2004	2010	Sopris		1593183070	Language! 3rd Edition Sortegories CD-Rom	$55.00	2004
OK	2004	2010	Sopris		1570355487	Language! 3rd Edition Sounds and Letter Cards	$30.00	2004
OK	2004	2010	Sopris	70287	1593182627	Language! 3rd Edition Student Textbook A	$28.00	2004
OK	2004	2010	Sopris		1593183925	Language! 3rd Edition Transparencies and Templates	$25.00	2004
OK	2004	2010	Sopris		1593183089	Language! 3rd Edition Wods for Teachers CD-Rom	$48.00	2004
OK	2004	2010	Sopris	84321	1588305864	Metro Nonfiction Bookbag Hungry Plants Handbook	$78.95	2003
OK	2004	2010	Sopris	84339	1588305929	Metro Nonfiction Bookbag Hungry Plants Student Kit 10 Pack	$129.95	2003
OK	2004	2010	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1999
OK	2004	2010	Sopris	28804	1570353158	Read Well Big Book of Alphabet Poems	$28.95	1999
OK	2004	2010	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1999
OK	2004	2010	Sopris	37006	1570353212	Read Well Big Book Units 4-6	$21.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1999
OK	2004	2010	Sopris	37145	1570352852	Read Well Classroom Package Slanted Text	$1,260.00	1999
OK	2004	2010	Sopris	37153	1570351651	Read Well Comp and Skill Workbook Masters Plain	$50.95	1999
OK	2004	2010	Sopris	37161	1570352496	Read Well Comp and Skill Workbook Masters Slanted	$50.95	1999
OK	2004	2010	Sopris	37532	1570352127	Read Well Comp/Skill Workbook 1 Plain	$4.75	1999
OK	2004	2010	Sopris	37541	1570352208	Read Well Comp/Skill Workbook 1 Slanted	$4.75	1999
OK	2004	2010	Sopris	37559	1570352135	Read Well Comp/Skill Workbook 2 Plain	$4.75	1999
OK	2004	2010	Sopris	37567	1570352216	Read Well Comp/Skill Workbook 2 Slanted	$4.75	1999
OK	2004	2010	Sopris	37575	1570352143	Read Well Comp/Skill Workbook 3 Plain	$4.75	1999
OK	2004	2010	Sopris	37583	1570352224	Read Well Comp/Skill Workbook 3 Slanted	$4.75	1999
OK	2004	2010	Sopris	36951	1570353367	Read Well Comp/Skill Workbook Plain	$11.95	1999
OK	2004	2010	Sopris	36960	1570353395	Read Well Comp/Skill Workbook Slanted	$11.95	1999
OK	2004	2010	Sopris	37217	1570351759	Read Well Decoding Folders Plain 6 Pack	$37.95	1999
OK	2004	2010	Sopris	37225	1570362151	Read Well Decoding Folders Slanted 6 Pack	$37.95	1999
OK	2004	Z010	Sopris	37305	1570351864	Read Well Enlarged Decoding Folders Plain	$14.95	1999
OK	2004	2010	Sopris	37313	1570352240	Read Well Enlarged Decoding Folders Slanted	$14.95	1999
OK	2004	2010	Sopris	37276	1570352507	Read Well Homework Plus Extra Practice	$45.95	1999
OK	2004	2010	Sopris	37284	1570352429	Read Well Instructor’s Package Plain	$285.00	1999
OK	2004	2010	Sopris	37292	1570352437	Read Well Instructor’s Package Slanted	$285.00	1999
OK	2004	2010	Sopris	54439	157035667X	Read Well K ABC Poem Posters	$39.00	2000
OK	2004	2010	Sopris	54391	1570356548	Read Well K ABC Wall Cards Plain	$30.00	2000
OK	2004	2010	Sopris	54383	1570356556	Read Well K ABC Wall Cards Slanted	$30.00	2000
OK	2004	2010	Sopris	54877	1570356696	Read Well K Assessment Manual	$17.50	2000
OK	2004	2010	Sopris	44716	1570356610	Read Well K Be A Star	$17.50	2000
OK	2004	2010	Sopris	54842	1593180373	Read Well K CD of Songs	$15.00	2000
OK	2004	2010	Sopris	44741	1570356645	Read Well K Celebrations	$17.50	2000
OK	2004	2010	Sopris	60329	1593180985	Read Well K Children’s Literature Set	$200.00	2000
OK	2004	2010	Sopris	55651	159318185X	Read Well K Classroom Package Plain	$975.00	2000
OK	2004	2010	Sopris	55642	1593181868	Read Well K Classroom Package Slanted	$975.00	2000
OK	2004	2010	Sopris	55651	1593181841	Read Well K Classroom Set Plain	$1,790.00	2000
OK	2004	2010	Sopris	55642	1593181833	Read Well K Classroom Set Slanted	$1,790.00	2000
OK	2004	2010	Sopris	44732	1570356837	Read Well K Down By the Sea	$17.50	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Sopris		1570356661	Read Well K Handwriting Posters Plain	$39.00	2000
OK	2004	2010	Sopris		1570357943	Read Well K Handwriting Posters Slanted	$39.00	2000
OK	2004	2010	Sopris	44724	1570355629	Read Well K How Does Your Garden Grow?	$17.50	2000
OK	2004	2010	Sopris	60273	1593182899	Read Well K Magazine 1-20 6 Pack Plain	$90.00	2000
OK	2004	2010	Sopris	60281	1593182902	Read Well K Magazine 1-20 6 Pack Slanted	$90.00	2000
OK	2004	2010	Sopris	60257	1593182139	Read Well K Magazine A-F 6 Pack Plain	$25.00	2000
OK	2004	2010	Sopris	60265	1593182147	Read Well K Magazine A-F 6 Pack Slanted	$25.00	2000
OK	2004	2010	Sopris	54869	1570356688	Read Well K Pocket Chart Cards	$59.00	2000
OK	2004	2010	Sopris	44708	1570356602	Read Well K Safe and Sound	$17.50	2000
OK	2004	2010	Sopris	60311	1570356718	Read Well K Small Group Blending Cards	$39.00	2000
OK	2004	2010	Sopris	60185	1593181817	Read Well K Small Group Package Plain	$625.00	2000
OK	2004	2010	Sopris	60193	1593181825	Read Well K Small Group Package Slanted	$625.00	2000
OK	2004	2010	Sopris	55407	1570356653	Read Well K Sound and Word Cards	$15.00	2000
OK	2004	2010	Sopris	44687	1570356580	Read Well K Spiders, Worms and Bugs	$17.50	2000
OK	2004	2010	Sopris	61647	1593181388	Read Well K Student Magazine 1-10 6 Pack Plain	$45.00	2000
OK	2004	2010	Sopris	61655	159318140X	Read Well K Student Magazine 1-10 6 Pack Slanted	$45.00	2000
OK	2004	2010	Sopris	61671	1593181396	Read Well K Student Magazine 11-20 6 Pack Plain	$45.00	2000
OK	2004	2010	Sopris	61663	1593181418	Read Well K Student Magazine 11-20 6 Pack Slanted	$45.00	2000
OK	2004	2010	Sopris	61436	1593181264	Read Well K Student Magazine A 6 Pack Plain	$6.00	2000
OK	2004	2010	Sopris	61495	1593181329	Read Well K Student Magazine A 6 Pack Slanted	$6.00	2000
OK	2004	2010	Sopris	61444	1593181272	Read Well K Student Magazine B 6 Pack Plain	$6.00	2000
OK	2004	2010	Sopris	61508	1593181337	Read Well K Student Magazine B 6 Pack Slanted	$6.00	2000
OK	2004	2010	Sopris	61452	1593181250	Read Well K Student Magazine C 6 Pack Plain	$6.00	2000
OK	2004	2010	Sopris	61516	1593181345	Read Well K Student Magazine C 6 Pack Slanted	$6.00	2000
OK	2004	2010	Sopris	61461	1593181299	Read Well K Student Magazine D 6 Pack Plain	$6.00	2000
OK	2004	2010	Sopris	61524	1593181353	Read Well K Student Magazine D 6 Pack Slanted	$6.00	2000
OK	2004	2010	Sopris	61479	1593181302	Read Well K Student Magazine E 6 Pack Plain	$6.00	2000
OK	2004	2010	Sopris	61532	1593181361	Read Well K Student Magazine E 6 Pack Slanted	$6.00	2000
OK	2004	2010	Sopris	61487	1593181310	Read Well K Student Magazine F 6 Pack Plain	$6.00	2000
OK	2004	2010	Sopris	61541	159318137X	Read Well K Student Magazine F 6 Pack Slanted	$6.00	2000
OK	2004	2010	Sopris	60775	1593180977	Read Well K Student Storybooks, Units 1-10	$19.50	2000
OK	2004	2010	Sopris	60927	1593181051	Read Well K Student Storybooks, Units 11-20	$19.50	2000
OK	2004	2010	Sopris	44695	1570356599	Read Well K There’s No Place Like Home	$17.50	2000
OK	2004	2010	Sopris	60206	1593181728	Read Well K Training Package Plain	$365.00	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Sopris	60214	1593181736	Read Well K Training Package Slanted	$365.00	2000
OK	2004	2010	Sopris	44679	1570356572	Read Well K Try, Try Again	$17.50	2000
OK	2004	2010	Sopris	44661	1570356564	Read Well K What a Wonderful School	$17.50	2000
OK	2004	2010	Sopris	54851	1593180652	Read Well K Whole Group Blending Cards	$39.00	2000
OK	2004	2010	Sopris	64021	1593181663	Read Well K Workbook 1 Plain	$4.50	2000
OK	2004	2010	Sopris	64055	1593181698	Read Well K Workbook 1 Slanted	$4.50	2000
OK	2004	2010	Sopris	64039	1593181671	Read Well K Workbook 2 Plain	$4.50	2000
OK	2004	2010	Sopris	64063	1593181701	Read Well K Workbook 2 Slanted	$4.50	2000
OK	2004	2010	Sopris	64047	159318168X	Read Well K Workbook 3 Plain	$4.50	2000
OK	2004	2010	Sopris	64071	159318171X	Read Well K Workbook 3 Slanted	$4.50	2000
OK	2004	2010	Sopris	64080	1593182058	Read Well K Workbook Set Plain	$13.50	2000
OK	2004	2010	Sopris	64098	1593182066	Read Well K Workbook Set Slanted	$13.50	2000
OK	2004	2010	Sopris	37233	1570352828	Read Well Small Group Set Plain	$490.00	1999
OK	2004	2010	Sopris	37241	1570352836	Read Well Small Group Set Slanted	$490.00	1999
OK	2004	2010	Sopris	37196	1570353360	Read Well Sound and Tricky Word Flash Cards	$11.95	1999
OK	2004	2010	Sopris	37401	1570351589	Read Well Student Storybook Set	$42.95	1999
OK	2004	2010	Sopris	37410	1570352488	Read Well Student Storybook Set Units 1-10	$19.95	1999
OK	2004	2010	Sopris	37428	1570353069	Read Well Student Storybook Set Units 11-38	$35.95	1999
OK	2004	2010	Sopris	37485	1570353379	Read Well Tricky Word Walt Cards	$22.95	1999
OK	2004	2010	Sopris	37452	1570352860	Read Well Workshop Supplement Plain Text	$1,045.00	1999
OK	2004	2010	Sopris	37461	1570352879	Read Well Workshop Supplement Slanted Text	$1,045.00	1999
OK	2004	2010	Sopris	24053	1570358024	REWARDS Plus Application to Social Student Teacher’s Guide	$—	2003
OK	2004	2010	Sopris	24037	1570358036	REWARDS Plus Social Studies Student Book	$6.95	2000
OK	2004	2010	Sopris	24045	1570358044	REWARDS Plus Social Studies Student Book 10 Pack	$56.00	2000
OK	2004	2010	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
OK	2004	2010	Sopris	24029	1570359482	REWARDS Student Book 10 Pack	$56.00	2000
OK	2004	2010	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$—	2000
OK	2004	2010	Sopris	24088	1570356181	REWARDS Video	$20.00	2000
OK	2004	2010	Sopris	65461	1593182600	Step Up to Writing 101 Reproducibles for Beginning	$35.00	2002
OK	2004	2010	Sopris	23296	157035524X	Step Up to Writing Classroom Reproducibles	$24.50	2002
OK	2004	2010	Sopris	29701	1570358109	Step Up to Writing Classroom Reproducibles Primary	$33.00	2002
OK	2004	2010	Sopris		41269161502	Step Up to Writing Elementary and Secondary Poster Sat	$36.00	2002

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2004	2010	Sopris		1570358982	Step Up To Writing Elementary Set	$187.00	2002
OK	2004	2010	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 10 Pack	$25.00	2002
OK	2004	2010	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 10 Pack	$25.00	2002
OK	2004	2010	Sopris	23350	157035457X	Step Up To Writing Manual	$79.00	2002
OK	2004	2010	Sopris	23190	1570355142	Step Up To Writing Overhead Masters	$36.00	2002
OK	2004	2010	Sopris	29858	1570359245	Step Up To Writing Primary Poster Set	$36.00	2002
OK	2004	2010	Sopris	29719	1570359253	Step Up To Writing Primary Set	$140.00	2002
OK	2004	2010	Sopris		1570358990	Step Up To Writing Secondary Set	$197.00	2002
OK	2004	2010	Sopris		1570355401		$1.50	2004
OK	2004	2010	Sopris		1593182945		$3.50	2004
OK	2004	2010	Sopris		1593183097		$48.00	2004
OK	2004	2010	Sopris		1593183151		$235.00	2004
OK	2005	2011	Sopris	23350	157035457X	Step Up To Writing Manual	$79.00	2002
OK	2005	2011	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 (pack of 10)	$25.00	2002
OK	2005	2011	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 (pack of 10)	$25.00	2002
OK	2005	2011	Sopris	29719	1570359253	Step Up To Writing Primary Set	$140.00	2002
OK .	2005	2011	Sopris	23317	1570358982	Step Up To Writing Elementary Set	$187.00	2002
OK	2005	2011	Sopris	23325	1570358990	Step Up To Writing Secondary Set	$197.00	2002
OK	2005	2011	Sopris	29858	1570359245	Step Up To Writing Primary Poster Set	$36.00	2002
OK	2005	2011	Sopris		41269161502	Step Up To Writing Elementary and Secondary Poster Set	$36.00	2002
OK	2005	2011	Sopris	23190	1570355142	Step Up Overhead Masters	$36.00	2002
OK	2005	2011	Sopris	29701	1570358109	Step Up To Writing Classroom Reproducibles Primary	$33.00	2002
OK	2005	2011	Sopris	23296	157035524X	Step Up To Writing Classroom Reproducibles	$24.50	2002
OK	2005	2011	Sopris	65461	1593182600	Spanish with English Translation	$35.00	2002
OK	2005	2011	Sopris	55651	1593181841	Read Well K Curriculum Classroom Set Plain	$1,790.00	2000
OK	2005	2011	Sopris	55642	1593181833	Road Well K Curriculum Classroom Sat Slanted	$1,790.00	2000
OK	2005	2011	Sopris	54391	1570356548	Road Well K ABC Wall Cards Plain Text	$30.00	2000
OK	2005	2011	Sopris	54383	1570356556	Road Well K ABC Wall Cards Slanted Text	$30.00	2000
OK	2005	2011	Sopris	54439	157035667X	Read Well K ABC Poem Posters	$39.00	2000
OK	2005	2011	Sopris	54842	1593180373	Read Well K CD of Songs	$15.00	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2005	2011	Sopris	54851	1593180652	Read Well K Group Blending Cards	$39.00	2000
OK	2005	2011	Sopris	54869	1570356688	Read Well K Pocket Chart Cards	$59.00	2000
OK	2005	2011	Sopris	54877	1570356696	Read Well K Assessment Manual	$17.50	2000
OK	2005	2011	Sopris	55407	1570356653	Read Well K Sound and Word Cards	$15.00	2000
OK	2005	2011	Sopris	60311	1570356718	Read Well K Small Group Blending Cards	$39.00	2000
OK	2005	2011	Sopris	60329	1593180985	Read Well K Children’s Literature Set	$200.00	2000
OK	2005	2011	Sopris	60775	1593180977	Read Well K Student Story Books Units 1-10	$19.50	2000
OK	2005	2011	Sopris	60927	1593181051	Read Well K Student Story Books Units 11-20	$19.50	2000
OK	2005	2011	Sopris	60185	1593181817	Read Well K Small Group Package Plain Text	$625.00	2000
OK	2005	2011	Sopris	60193	1593181825	Read Well K Small Group Package Slanted Text	$625.00	2000
OK	2005	2011	Sopris	58528	1570356661	Read Well K Plain Handwriting Posters	$39.00	2000
OK	2005	2011	Sopris	58536	1570357943	Read Well K Slant Handwriting Posters	$39.00	2000
OK	2005	2011	Sopris	60169	159318185X	Read Well K Class Pack Plain Text	$975.00	2000
OK	2005	2011	Sopris	60177	1593181868	Read Well K Class Pack Slanted Text	$975.00	2000
OK	2005	2011	Sopris	44661	1570356564	Read Well K What a Wonderful School	$17.50	2000
OK	2005	2011	Sopris	44679	1570356572	Read Well K Try, Try Again	$17.50	2000
OK	2005	2011	Sopris	44687	1570356580	Read Well K Spiders, Worms and Bugs	$17.50	2000
OK	2005	2011	Sopris	44695	1570356599	Read Well K There’s No Place Like Home	$17.50	2000
OK	2005	2011	Sopris	44708	1570356602	Read Well K Safe and Sound	$17.50	2000
OK	2005	2011	Sopris	44716	1570356610	Read Well K Be A Star	$17.50	2000
OK	2005	2011	Sopris	44724	1570356629	Read Well K How Does Your Garden Grow?	$17.50	2000
OK	2005	2011	Sopris	44732	1570356637	Read Well K Down By the Sea	$17.50	2000
OK	2005	2011	Sopris	44741	1570356645	Read Well K Celebrations	$17.50	2000
OK	2005	2011	Sopris	60257	1593182139	Read Well K Mag A-F Plain (set 6)	$25.00	2000
OK	2005	2011	Sopris	60265	1593182147	Read Well K Mag A-F Slanted (set 6)	$25.00	2000
OK	2005	2011	Sopris	60273	1593182899	Read Well K Mag 1-20 Plain (set 6)	$90.00	2000
OK	2005	2011	Sopris	60281	1593182902	Read Well K Mag 1-20 Slanted (set6)	$90.00	2000
OK	2005	2011	Sopris	61436	1593181264	Read Well K Stud Mag A Plain 6PK	$6.00	2000
OK	2005	2011	Sopris	61444	1593181272	Read Well K Stud Mag B Plain 6PK	$6.00	2000
OK	2005	2011	Sopris	61452	1593181280	Read Well K Stud Mag C Plain 6PK	$6.00	2000
OK	2005	2011	Sopris	61461	1593181299	Read Well K Stud Mag D Plain 6PK	$6.00	2000
OK	2005	2011	Sopris	61479	1593181302	Read Well K Stud Mag E Plain 6PK	$6.00	2000
OK	2005	2011	Sopris	61487	1593181310	Read Well K Stud Mag F Plain 6PK	$6.00	2000
OK	2005	2011	Sopris	61495	1593181329	Read Welt K Stud Mag A Slanted 6PK	$6.00	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2005	2011	Sopris	61508	1593181337	Read Well K Stud Mag B Slanted 6PK	$6.00	2000
OK	2005	2011	Sopris	61516	1593181345	Read Well K Stud Mag C Slanted 6PK	$6.00	2000
OK	2005	2011	Sopris	61524	1593181353	Read Well K Stud Mag O Slanted 6PK	$6.00	2000
OK	2005	2011	Sopris	61532	1593181361	Read Well K Stud Mag E Slanted 6PK	$6.00	2000
OK	2005	2011	Sopris	61541	159318137X	Read Well K Stud Mag F Slanted 6PK	$6.00	2000
OK	2005	2011	Sopris	61647	1593181388	Read Well K Stu Mag 1-10 Plain 6PK	$45.00	2000
OK	2005	2011	Sopris	61655	159318140X	Read Well K Stu Mag 1-10 Slanted 6PK	$45.00	2000
OK	2005	2011	Sopris	61663	1593181418	Read Well K Stu Mag 11-20 Plain 6PK	$45.00	2000
OK	2005	2011	Sopris	61671	1593181398	Read Well K Stu Mag 11-20 Slanted 6PK	$45.00	2000
OK	2005	2011	Sopris	64021	1593181663	Read Well K Plain Workbook 1	$4.50	2000
OK	2005	2011	Sopris	64039	1593181671	Read Well K Plain Workbook 2	$4.50	2000
OK	2005	2011	Sopris	64047	159318168X	Read Well K Plain Workbook 3	$4.50	2000
OK	2005	2011	Sopris	64055	1593181698	Read Well K Slanted Workbook 1	$4.50	2000
OK	2005	2011	Sopris	64063	1593181701	Read Well K Slanted Workbook 2	$4.50	2000
OK	2005	2011	Sopris	64071	159318171X	Read Well K Slanted Workbook 3	$4.50	2000
OK	2005	2011	Sopris	64080	1593182058	Read Well K Set Plain WKBKS 1, 2, 3	$13.50	2000
OK	2005	2011	Sopris	64098	1593182066	Read Well K Set Slanted WKBKS 1, 2, 3	$13.50	2000
OK	2005	2011	Sopris	60206	1593181728	Read Well K Training PKG Plain	$365.00	2000
OK	2005	2011	Sopris	60214	1593181736	Read Well K Training PKG Slanted	$365.00	2000
OK	2005	2011	Sopris	37284	1570352429	Read Well 1 Plain Instructors Package	$285.00	1999
OK	2005	2011	Sopris	37292	1570352437	Read Well 1 Slanted instructors Package	$285.00	1999
OK	2005	2011	Sopris	37401	1570351589	Read Well 1 Student Storybook Set	$42.95	1999
OK	2005	2011	Sopris	37276	1570352607	Read Well 1 Homework Plus Extra Practices	$45.95	1999
OK	2005	2011	Sopris	36994	1570351899	Read Well 1 Big Book Units 1-3	$21.95	1999
OK	2005	2011	Sopris	37006	1570353212	Read Well 1 Big Book Units 4-6	$21.95	1999
OK	2005	2011	Sopris	37217	1570351759	Read Well 1 BPK Plain Decoding Folders	$37.95	1999
OK	2005	2011	Sopris	37381	1570352461	Read Well 1 Alphabet Rhyme Posters 34 Post	$34.95	1999
OK	2005	2011	Sopris	38804	1570353158	Read Well 1 Big Book of Alphabet Poems	$28.95	1999
OK	2005	2011	Sopris	36951	1570353387	Read Well 1 Plain Comp/Skill Workbook	$11.95	1999
OK	2005	2011	Sopris	36960	1570353395	Read Well 1 Slanted Comp/Skill Workbook	$11.95	1999
OK	2005	2011	Sopris	37137	1570352844	Read Well 1 Plain Text Classroom Package	$1,260.00	1999
OK	2005	2011	Sopris	37145	1570352852	Read Well 1 Slanted Text Classroom Package	$1,260.00	1999
OK	2005	2011	Sopris	37153	1570351651	Read Well 1 Plain Comp & Skill WKBK MSTRS	$50.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2005	2011	Sopris	37161	1570352496	Read Well 1 Slanted Comp & Skill WKBK MSTRS	$50.95	1999
OK	2005	2011	Sopris	37196	1570353360	Read Well 1 Sound & Tricky Word Flash Card	$11.95	1999
OK	2005	2011	Sopris	37225	1570352151	Read Well 1 6-PK Startled Decoding Folders	$37.95	1999
OK	2005	2011	Sopris	37233	1570352828	Read Well 1 Plain Small Group Package	$490.00	1999
OK	2005	2011	Sopris	37241	1570352836	Read Well 1 Slanted Small Group Package	$490.00	1999
OK	2005	2011	Sopris	37305	1570351864	Read Well 1 Plain Enlarged Decoding Folder	$14.95	1999
OK	2005	2011	Sopris	37313	1570352240	Read Well 1 Slanted Enlarged Decoding Folder	$14.95	1999
OK	2005	2011	Sopris	37410	1570352488	Read Well 1 Stu StoryBook Set 1, Units 1-10	$19.95	1999
OK	2005	2011	Sopris	37428	1570353069	Read Well 1 Stu StoryBook Set 2, Unit 11-38	$35.95	1999
OK	2005	2011	Sopris	37452	1570352860	Read Well 1 Plain Workshop Supplement-CLAS	$1,045.00	1999
OK	2005	2011	Sopris	37461	1570352879	Read Well 1 Slanted Workshop Supplement-CLAS	$1,045.00	1999
OK	2005	2011	Sopris	37495	1570353379	Read Well 1 Tricky Word Wall Cards	$22.95	1999
OK	2005	2011	Sopris	37532	1570352127	Read Well 1 Plain Text Comp/Skill WKBK 1	$4.75	1999
OK	2005	2011	Sopris	37559	1570352135	Read Well 1 Plain Text Comp/Skill WKBK 2	$4.75	1999
OK	2005	2011	Sopris	37575	1570352143	Read Well 1 Plain Text Comp/Skill WKBK 3	$4.75	1999
OK	2005	2011	Sopris	37541	1570352208	Read Well 1 Slanted Text Comp/Skill WKBK 1	$4.75	1999
OK	2005	2011	Sopris	37567	1570352216	Read Well 1 Slanted Text Comp/Skill WKBK 2	$4.75	1999
OK	2005	2011	Sopris	37583	1570352224	Read Well 1 Slanted Text Comp/Skill WKBK 3	$4.75	1999
OK	2005	2011	Sopris	84339	1588305929	Hungry Plants 10 Student Kit	$129.95	2003
OK	2005	2011	Sopris	84321	1588305864	Hungry Plants Handbook/Test 10 Pack	$78.95	2003
OK	2005	2011	Sopris	84291	1588305562	Hungry Plants Chapter Book 10 Pack	$49.95	2003
OK	2005	2011	Sopris	74333	1588306151	All For The Better 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	74430	1588303659	All For The Better Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	74368	1588307034	All For The Better Chapter Book	$79.95	2003
OK	2005	2011	Sopris	76814	158830616X	Building A Dream 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	76902	1588303667	Building A Dream Handbook/Test 10 Pack	$78.95	2003
OK	2005	2011	Sopris	76831	1588307018	Building A Dream Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	73701	1588305837	Walk In The Desert 10 Student Kit	$159.95	2003
OK	2005	2011	Sopris	73752	1588305872	Walk In The Desert Handbook/Test 10 Pack	$78.95	2003
OK	2005	2011	Sopris	73672	1588305570	Walk In The Desert Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	97893	1588306178	Tales From Undrgrnd Railroad 10 ST Kit	$149.95	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2005	2011	Sopris	97885	1588303675	Tales From Undrgrnd Railroad HNDBK/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	97914	1588307042	Tales From Undrgrnd Railroad Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	99320	1588306186	Tenement Writer 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	99311	1588303683	Tenement Writer Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	99266	1588307107	Tenement Writer Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	84531	1588305953	Hurricanes! 10 Student Kit	$129.95	2003
OK	2005	2011	Sopris	84443	1588305899	Hurricanes! Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	84507	1588305597	Hurricanes! Chapter Book 10 Pack	$49.95	2003
OK	2005	2011	Sopris	101371	1588306194	Walking for Freedom 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	101362	1588303691	Walking for Freedom Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	101451	1588307026	Walking For Freedom Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	99493	1588306208	These Lands Are Ours 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	99549	1588303706	These Lands Are Ours Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	99514	1588307069	These Lands Are Ours Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	100511	1588305961	Ultimate Field Trip 10 Student Kit	$159.95	2003
OK	2005	2011	Sopris	100546	1588305902	Ultimate Field Trip Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	100538	1588305600	Ultimate Field Trip Chapter Book 10 Pack	$89.95	2003
OK	2005	2011	Sopris	78959	1588306216	Days Of Courage 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	78941	1588303713	Days Of Courage Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	78975	1588307085	Days Of Courage Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	85526	1588306224	La Causa 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	78941	1588303713	La Causa Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	85551	1588307093	La Causa Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	80143	158830597X	Earth’s Fiery Fury 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	80127	1588305910	Earth’s Fiery Fury Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	80055	1588305619	Earth’s Fiery Fury Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	99629	1588306232	They Shall Be Heard 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	99573	158830373X	They Shall Be Heard Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	99653	1588307077	They Shall Be Heard Chapter Book 10 Pack	$89.95	2003
OK	2005	2011	Sopris	101805	1588306240	When Justice Failed 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	101901	1588303748	When Justice Failed Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	101813	1588309115	When Justice Failed Chapter Book 10 Pack	$79.95	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
OK	2005	2011	Sopris	95716	1588305945	Star Factories 10 Student Kit	$169.95	2003
OK	2005	2011	Sopris	95708	1588305880	Star Factories Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	95628	1588305589	Star Factories Chapter Book 10 Pack	$89.95	2003
OK	2005	2011	Sopris	91408	1588306259	Osceola 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	91395	1588303756	Osceola Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	91424	1588307050	Osceola Chapter Book 10 Pack	$79.95	2003
OK	2005	2011	Sopris	73437	1588306267	A Place Called Heartbreak 10 Student Kit	$149.95	2003
OK	2005	2011	Sopris	73429	1588303764	A Place Called Heartbreak Handbook/Tests 10 Pack	$78.95	2003
OK	2005	2011	Sopris	73445	1588307123	A Place Called Heartbreak Chapter Book 10 Pack	$79.95	2003
TN	2001	2007	Metro	88313	1581202792	Metro Early Reading Program Activity Book	$9.95	1999
TN	2001	2007	Metro	75547	1581200889	Metro Early Reading Program Assessment Teacher’s Guide	$4.95	1999
TN	2001	2007	Metro	98212	1581202415	Metro Early Reading Program Best Ever Alphabet Kit	$195.95	1999
TN	2001	2007	Metro	75715	1581201214	Metro Early Reading Program Big Book Teacher’s Guide	$—	1999
TN	2001	2007	Metro	77981	158120616X	Metro Early Reading Program Complete ELL Program Kit	$—	1999
TN	2001	2007	Metro	83467	1581201230	Metro Early Reading Program Hanging Classroom Book Bag	$19.95	1999
TN	2001	2007	Metro	84822	1581200919	Metro Early Reading Program Individual Skills Inventory 10 Pack	$39.95	1999
TN	2001	2007	Metro	75707	1581201001	Metro Early Reading Program Kindergarten Big Book Super Pack	$495.95	1999
TN	2001	2007	Metro	78107	1581201222	Metro Early Reading Program Kindergarten Complete Kit for 10 Students	$99.95	1999
TN	2001	2007	Metro	78271	1581206909	Metro Early Reading Program Kindergarten Complete Kit for 20 Students	$1,325.00	1999
TN	2001	2007	Metro	77972	1581206003	Metro Early Reading Program Kindergarten ELL Program Complete Kit	$—	1999
TN	2001	2007	Metro	85809	1581200862	Metro Early Reading Program Kindergarten Letter Cards	$14.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 Pack of All Books	$229.95	1999
TN	2001	2007	Metro	85817	1581201850	Metro Early Reading Program Letter Cards	$4.95	1999
TN	2001	2007	Metro	85825	1581201869	Metro Early Reading Program Letter Cards 6 Pack	$24.95	1999
TN	2001	2007	Metro	85876	1581202016	Metro Early Reading Program Level A Assessment Kit 6 Pack	$23.95	1999
TN	2001	2007	Metro	86174	1581202385	Metro Early Reading Program Level A Basic Pack for 6 Students	$449.95	1999
TN	2001	2007	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$850.00	1999
TN	2001	2007	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$595.95	1999
TN	2001	2007	Metro	90114	1581201559	Metro Early Reading Program Level A My Literature Book — Hardcover	$24.95	1999
TN	2001	2007	Metro	90122	1581201567	Metro Early Reading Program Level A My Literature Book 6 Pack	$134.95	1999
TN	2001	2007	Metro	90131	1581201575	Metro Early Reading Program Level A My Literature Book Teacher’s Guide	$—	1999
TN	2001	2007	Metro	90595	1581201737	Metro Early Reading Program Level A My Practice Book	$6.95	1999
TN	2001	2007	Metro	90616	1581201745	Metro Early Reading Program Level A My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	85067	1581202725	Metro Early Reading Program Level A Program Organizer	$9.95	1999
TN	2001	2007	Metro	94342	158120194X	Metro Early Reading Program Level A Read Aloud Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	85905	1581202733	Metro Early Reading Program Level A Readers Kit 6 Pack	$199.95	1999
TN	2001	2007	Metro	85868	1581202008	Metro Earty Reading Program Level A Story 5 Assessment 6 Pack	$4.95	1999
TN	2001	2007	Metro	86297	1581202121	Metro Early Reading Program Level A Teacher’s Edition Units 1-5	$—	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	86300	158120213X	Metro Early Reading Program Level A Teacher’s Edition Units 6-10	$—	1999
TN	2001	2007	Metro	85850	1581201885	Metro Early Reading Program Level A Teacher’s Resource Book	$—	1999
TN	2001	2007	Metro	86406	1581202032	Metro Early Reading Program Level B Assessment 6 Pack	$2.95	1999
TN	2001	2007	Metro	86676	1581202393	Metro Early Reading Program Level B Basic Pack for 6 Students	$449.95	1999
TN	2001	2007	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$850.00	1999
TN	2001	2007	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$595.95	1999
TN	2001	2007	Metro	77796	1581202210	Metro Early Reading Program Level B Extruded Plastic Book Case	$19.55	1999
TN	2001	2007	Metro	90202	1581201583	Metro Early Reading Program Level B My Literature Book — Hardcover	$24.95	1999
TN	2001	2007	Metro	90211	1581201591	Metro Early Reading Program Level B My Literature Book 6 Pack	$134.95	1999
TN	2001	2007	Metro	90229	1581201605	Metro Early Reading Program Level B My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90624	1581201753	Metro Early Reading Program Level B My Practice Book	$6.95	1999
TN	2001	2007	Metro	90632	1581201761	Metro Early Reading Program Level B My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	94351	1581201958	Metro Early Reading Program Level B Read Aloud Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	86414	1581202741	Metro Early Reading Program Level B Readers Kit 6 Pack	$199.95	1999
TN	2001	2007	Metro	86393	1581202024	Metro Early Reading Program Level B Story 5 Assessment 6 Pack	$4.95	1999
TN	2001	2007	Metro	86748	1581202148	Metro Early Reading Program Level B Teacher’s Edition Units 1-5	$49.95	1999
TN	2001	2007	Metro	86756	1581202156	Metro Early Reading Program Level B Teacher’s Edition Units 6-10	$49.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	86385	1581201893	Metro Early Reading Program Level B Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	86801	1581202059	Metro Early Reading Program Level C Assessment 6 Pack	$23.95	1999
TN	2001	2007	Metro	87062	1581202407	Metro Early Reading Program Level C Basic Pack for 6 Students	$449.95	1999
TN	2001	2007	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$850.00	1999
TN	2001	2007	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$595:95	1999
TN	2001	2007	Metro	90288	1581201613	Metro Early Reading Program Level C My Literature Book — Hardcover	$24.95	1999
TN	2001	2007	Metro	90296	1581201621	Metro Early Reading Program Level C My Literature Book 6 Pack	$134.95	1999
TN	2001	2007	Metro	90309	158120163X	Metro Early Reading Program Level C My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90659	158120177X	Metro Early Reading Program Level C My Practice Book	$6.95	1999
TN	2001	2007	Metro	90667	1581201788	Metro Early Reading Program Level C My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	94369	1581201966	Metro Early Reading Program Level C Read Aloud Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	86810	1581202180	Metro Early Reading Program Level C Readers Kit 6 Pack	$199.55	1999
TN	2001	2007	Metro	86799	1581202040	Metro Early Reading Program Level C Story 5 Assessment 6 Pack	$4.95	1999
TN	2001	2007	Metro	87097	1581202164	Metro Early Reading Program Level C Teacher’s Edition Units 1-5	$49.95	1999
TN	2001	2007	Metro	87100	1581202172	Metro Early Reading Program Level C Teacher’s Edition Units 6-10	$49.95	1999
TN	2001	2007	Metro	86781	1581201907	Metro Early Reading Program Level C Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	87151	1581202075	Metro Early Reading Program Level D Assessment 6 Pack	$23.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	87142	1581202067	Metro Early Reading Program Level D Assessment Pack	$23.95	1999
TN	2001	2007	Metro	84929	1581201974	Metro Early Reading Program Level D Audio Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	87311	1581202849	Metro Early Reading Program Level D Complete Program Kit for 6 Students	$649.95	1999
TN	2001	2007	Metro	90350	1581201648	Metro Early Reading Program Level D My Literature Book — Hardcover	$29.95	1999
TN	2001	2007	Metro	90368	1581201656	Metro Early Reading Program Level D My Literature Book 6 Pack	$164.95	1999
TN	2001	2007	Metro	87126	1581201664	Metro Early Reading Program Level D My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90683	1581201796	Metro Early Reading Program Level D My Practice Book	$6.95	1999
TN	2001	2007	Metro	90691	158120180X	Metro Early Reading Program Level D My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	87484	1581202423	Metro Early Reading Program Level D Teacher’s Edition Units 1-5	$49.95	1999
TN	2001	2007	Metro	87492	1581202466	Metro Early Reading Program Level D Teacher’s Edition Units 6-10	$49.95	1999
TN	2001	2007	Metro	87134	1581201915	Metro Early Reading Program Level D Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	87564	1581202091	Metro Early Reading Program Level E Assessment 6 Pack	$23.95	1999
TN	2001	2007	Metro	87556	1581202083	Metro Early Reading Program Level E Assessment Pack	$23.95	1999
TN	2001	2007	Metro	100757	1581201982	Metro Early Reading Program Level E Audio Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	87661	1581202857	Metro Early Reading Program Level E Complete Program Kit for 6 Students	$649.95	1999
TN	2001	2007	Metro	90430	1581201672	Metro Early Reading Program Level E My Literature Book — Hardcover	$29.95	1999
TN	2001	2007	Metro	90448	1581201680	Metro Early Reading Program. Level E My Literature Book 6 Pack	$164.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	88559	1581201699	Metro Early Reading Program Level E My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90712	1581201818	Metro Early Reading Program Level E My Practice Book	$6.95	1999
TN	2001	2007	Metro	90721	1581201826	Metro Early Reading Program Level E My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	77850	1581202768	Metro Early Reading Program Level E Program Organizer	$9.95	1999
TN	2001	2007	Metro	87871	1581202520	Metro Early Reading Program Level E Teacher’s Edition Units 1-5	$49.95	1999
TN	2001	2007	Metro	87880	1581202563	Metro Early Reading Program Level E Teacher’s Edition Units 6-10	$49.95	1999
TN	2001	2007	Metro	87548	1581201923	Metro Early Reading Program Level E Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	87919	1581202113	Metro Early Reading Program Level F Assessment Kit 6 Pack	$23.95	1999
TN	2001	2007	Metro	85391	1581201990	Metro Early Reading Program Level F Audio Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	90510	1581201702	Metro Early Reading Program Level F My Literature Book - Hardcover	$29.95	1999
TN	2001	2007	Metro	90528	1581201710	Metro Early Reading Program Level F My Literature Book 6 Pack	$164.95	1999
TN	2001	2007	Metro	88567	1581201729	Metro Early Reading Program Level F My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90747	1581201834	Metro Early Reading Program Level F My Practice Book	$6.95	1999
TN	2001	2007	Metro	90755	1581201842	Metro Early Reading Program Level F My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	88014	1581202865	Metro Early Reading Program Level F Program Kit for 6 Students	$649.95	1999
TN	2001	2007	Metro	77876	1581202776	Metro Early Reading Program Level F Program Organizer	$6.95	1999
TN	2001	2007	Metro	88225	1581202628	Metro Early Reading Program Level F Teacher’s Edition Units 1-5	$49.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	88233	1581202679	Metro Early Reading Program Level F Teacher’s Edition Units 6-10	$49.95	1999
TN	2001	2007	Metro	87898	1581201931	Metro Early Reading Program Level F Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,495.00	1999
TN	2001	2007	Metro	95169	1581202806	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 6 Students	$1,699.95	1999
TN	2001	2007	Metro	See Tea	See Teacher’s Ed	Metro Early Reading Program Levels A-C Teacher’s Editions	$—	1999
TN	2001	2007	Metro	See Tea	See Teacher’s Re	Metro Early Reading Program Levels A-C Teacher’s Resource Book	$—	1999
TN	2001	2007	Metro	87505	1581206313	Metro Early Reading Program Levels D-F ELL Complete Kit	$—	1999
TN	2001	2007	Metro	89762	1581200870	Metro Early Reading Program Multicultural Song Collection 4 Pack	$29.95	1999
TN	2001	2007	Metro	89957	158120079X	Metro Early Reading Program My Letter Book	$7.95	1999
TN	2001	2007	Metro	89914	1581200803	Metro Early Reading Program My Letter Book Pack of 10	$69.95	1999
TN	2001	2007	Metro	89965	1581200811	Metro Early Reading Program My Letter Book Teacher’s Guide	$—	1999
TN	2001	2007	Metro	74464	158120082X	Metro Early Reading Program Poster Set	$49.95	1999
TN	2001	2007	Metro	93420	1581200838	Metro Early Reading Program Poster Set Teacher’s Guide	$—	1999
TN	2001	2007	Metro	94908	1581201249	Metro Early Reading Program School-to-Home Bags 6 pack	$12.95	1999
TN	2001	2007	Metro	95046	158120096X	Metro Early Reading Program Sing-Along Song Book	$14.95	1999
TN	2001	2007	Metro	97009	1581200900	Metro Early Reading Program Student Inventory/Assessment	$4.95	1999
TN	2001	2007	Metro	97797	1581200781	Metro Early Reading Program Take Home Readers Blackline Masters	$—	1999
TN	2001	2007	Metro	100642	1581200943	Metro Early Reading Program Teacher’s Edition Units 17-24	$—	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	100634	1581200927	Metro Early Reading Program Teacher’s Edition Units 1-8	$—	1999
TN	2001	2007	Metro	100651	1581200951	Metro Early Reading Program Teacher’s Edition Units 25-32	$—	1999
TN	2001	2007	Metro	100677	1581200935	Metro Early Reading Program Teacher’s Edition Units 9-16	$—	1999
TN	2001	2007	Metro	94123	1581200897	Metro Early Reading Program Teacher’s Program Guide	$—	1999
TN	2001	2007	Metro	91088	1581202784	Metro Early Reading Program Teacher’s Program Guide	$9.95	1999
TN	2001	2007	Metro	98044	1581200854	Metro Early Reading Program Teacher’s Resource Book Blackline Masters	$—	1999
TN	2001	2007	Metro	100183	1581200986	Metro Early Reading Program Transition #1 Quick Program For 10 Students	$245.95	1999
TN	2001	2007	Metro	100212	1581200978	Metro Early Reading Program Transition #2 Intensive Program for 10 Students	$395.95	1999
TX	2003	2009	Sopris	24926	1570353603	Building Early Literacy and Language Skills	$35.00	2001
TX	2003	2009	Sopris	63790	1570356491	We Can!	$1,425.00	2003
TX	2003	2009	Sopris	28960	931993083	We Can! A Word In Hand Book 1	$10.95	1984
TX	2003	2009	Sopris	27799	1570355991	We Can! Acetate Paddles	$39.00	2003
TX	2003	2009	Sopris	28919	931993482	We Can! Alphabet Lotto Game English/ASL	$6.95	1992
TX	2003	2009	Sopris	28871	931993652	We Can! Alphabet of Animal Signs	$3.95	1994
TX	2003	2009	Sopris	27334	1570356394	We Can! Animals 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27457	1570355355	We Can! Animals!	$20.00	2003
TX	2003	2009	Sopris	24141	1570356289	We Can! Attribute Blocks Desk Set	$40.00	2003
TX	2003	2009	Sopris	26403	1570355800	We Can! Black line Masters	$80.00	2003
TX	2003	2009	Sopris	26585	1570355657	We Can! Classroom Posters	$131.50	2003
TX	2003	2009	Sopris	26438	1570355924	We Can! Color Squares	$15.00	2003
TX	2003	2009	Sopris	27801	1570356300	We Can! Counting Manipulative Dotted Dice 6 Pack	$10.00	2003
TX	2003	2009	Sopris	24168	1570356262	We Can! Counting Objects	$30.00	2003
TX	2003	2009	Sopris	27318	1570356378	We Can! Fall 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27431	1570355339	We Can! Fall! 4 Pack	$20.00	2003
TX	2003	2009	Sopris	28898	931993873	We Can! Foods	$3.95	1997

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TX	2003	2009	Sopris	28901	931993881	We Can! Fruits and Vegetables	$3.95	1997
TX	2003	2009	Sopris	27086	1570355908	We Can! I CAN Big Books English/Spanish	$200.00	2003
TX	2003	2009	Sopris	27158	157035572X	We Can! I Can Draw Animals	$20.00	2003
TX	2003	2009	Sopris	27123	157035569X	We Can! I Can Draw Foods I Like To Eat	$20.00	2003
TX	2003	2009	Sopris	27094	1570355673	We Can! I Can Draw Me!	$20.00	2003
TX	2003	2009	Sopris	27115	1570355681	We Can! I Can Draw My House	$20.00	2003
TX	2003	2009	Sopris	27174	1570355746	We Can! I Can Draw Things in Spring	$20.00	2003
TX	2003	2009	Sopris	27107	1570355762	We Can! I Can Draw Things On A Farm	$20.00	2003
TX	2003	2009	Sopris	27140	1570355711	We Can! I Can Draw Things That Are Baked	$20.00	2003
TX	2003	2009	Sopris	27166	1570355738	We Can! I Can Draw Things That Go	$20.00	2003
TX	2003	2009	Sopris	27182	1570355754	We Can! I Can Draw Things That Grow	$20.00	2003
TX	2003	2009	Sopris	27131	1570355703	We Can! I Can Draw Things That Happen In Fall	$20.00	2003
TX	2003	2009	Sopris	26534	1570356327	We Can! Instructional Management Materials	$497.95	2003
TX	2003	2009	Sopris	26366	157035586X	We Can! Job Title Cards English/Spanish	$15.00	2003
TX	2003	2009	Sopris	27836	1570356440	We Can! Language Arts Material	$134.95	2003
TX	2003	2009	Sopris	28880	1570356483	We Can! Language Books English/ASL 4 Pack	$16.80	2003
TX	2003	2009	Sopris	27502	1570356319	We Can! Language/Early Literacy Development	$645.95	2003
TX	2003	2009	Sopris	27078	1570355517	We Can! Letters, Sounds and Strokes Flash Cards	$20.00	2003
TX	2003	2009	Sopris	27191	1570355533	We Can! Letters, Sounds and Strokes Letter Cards	$45.00	2003
TX	2003	2009	Sopris	27238	1570355525	We Can! Letters, Sounds and Strokes Memory Cards	$20.00	2003
TX	2003	2009	Sopris	27262	1570355509	We Can! Letters, Sounds, and Strokes Poster	$95.00	2003
TX	2003	2009	Sopris	27861	1570355983	We Can! Magnifying Glass	$29.00	2003
TX	2003	2009	Sopris	26569	1570355827	We Can! Manage the Preschool Classroom Management Video and Guide	$45.00	2003
TX	2003	2009	Sopris	27844	1570356467	We Can! Mathematics	$216.50	2003
TX	2003	2009	Sopris	27852	1570356297	We Can! Measurement Tools 6 Pack	$92.50	2003
TX	2003	2009	Sopris	27393	1570355304	We Can! My Big Book About Me!	$20.00	2003
TX	2003	2009	Sopris	27271	1570356343	We Can! My Big Book About Me! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27203	1570355770	We Can! My Big Book of Colors and Shapes	$20.00	2003
TX	2003	2009	Sopris	27211	1570355789	We Can! My Big Book of More or Less	$20.00	2003
TX	2003	2009	Sopris	27220	1570355797	We Can! My Big Book of Numbers and Counting	$20.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TX	2003	2009	Sopris	27414	1570355312	We Can! People Are Special and Different!	$20.00	2003
TX	2003	2009	Sopris	27297	1570356351	We Can! People Are Special and Different! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27300	157035636X	We Can! People That Help 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27422	1570355320	We Can! People That Help!	$20.00	2003
TX	2003	2009	Sopris	28927	093199389X	We Can! Pets, Animals and Creatures	$4.95	1997
TX	2003	2009	Sopris	24213	1570355967	We Can! Plastic Magnetic Letters, Lowercase	$44.00	2003
TX	2003	2009	Sopris	24264	1570355975	We Can! Plastic Magnetic Letters, Uppercase	$44.00	2003
TX	2003	2009	Sopris	24230	1570356270	We Can! Plastic Numerals Number Set	$44.00	2003
TX	2003	2009	Sopris	26577	1570355894	We Can! Program Overview	$—	2003
TX	2003	2009	Sopris	27908	1570356459	We Can! Science	$107.00	2003
TX	2003	2009	Sopris	27772	1570356254	We Can! Science Manipulative Color Centered Dice 6 Pack	$39.00	2003
TX	2003	2009	Sopris	27481	1570355371	We Can! Seeds Plants and Insects!	$20.00	2003
TX	2003	2009	Sopris	27369	1570356424	We Can! Seeds Plants and Insects! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	28257	157035717X	We Can! Sing English/Spanish Audio Cassette	$15.00	2003
TX	2003	2009	Sopris	28249	1570357161	We Can! Sing English/Spanish Audio CD	$45.00	2003
TX	2003	2009	Sopris	27385	1570356335	We Can! Student Activity Materials 8 Pack	$185.85	2003
TX	2003	2009	Sopris	27377	1570355290	We Can! Student Storybook Set	$140.00	2003
TX	2003	2009	Sopris	26690	1570355541	We Can! Teacher Edition Volume 1 August/September	$25.00	2003
TX	2003	2009	Sopris	26702	157035555X	We Can! Teacher Edition Volume 2 October	$25.00	2003
TX	2003	2009	Sopris	26711	1570355568	We Can! Teacher Edition Volume 3 November	$25.00	2003
TX	2003	2009	Sopris	26729	1570355576	We Can! Teacher Edition Volume 4 December	$25.00	2003
TX	2003	2009	Sopris	26737	1570355584	We Can! Teacher Edition Volume 5 January	$25.00	2003
TX	2003	2009	Sopris	26745	1570355592	We Can! Teacher Edition Volume 6 February	$25.00	2003
TX	2003	2009	Sopris	26753	1570355606	We Can! Teacher Edition Volume 7 March	$25.00	2003
TX	2003	2009	Sopris	26761	1570355614	We Can! Teacher Edition Volume 8 April	$25.00	2003
TX	2003	2009	Sopris	26770	1570355622	We Can! Teacher Edition Volume 9 May	$25.00	2003
TX	2003	2009	Sopris	26665	1570355878	We Can! Teacher Resource Material	$522.00	2003
TX	2003	2009	Sopris	27959	1570355916	We Can! Teacher Tools	$452.95	2003
TX	2003	2009	Sopris	26526	1570355649	We Can! Teacher’s Guide	$40.50	2003
TX	2003	2009	Sopris	27529	1570355959	We Can! Technology - CD-ROM The Learning Zoo	$59.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TX	2003	2009	Sopris	27490	1570355282	We Can! Theme Big Book Set	$200.00	2003
TX	2003	2009	Sopris	27473	157035538X	We Can! Things in Spring	$20.00	2003
TX	2003	2009	Sopris	27351	1570356416	We Can! Things in Spring! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27406	1570355398	We Can! Things On A Farm!	$20.00	2003
TX	2003	2009	Sopris	27289	1570356432	We Can! Things On A Farm! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27465	1570355363	We Can! Things That Move!	$20.00	2003
TX	2003	2009	Sopris	27342	1570356408	We Can! Things That Move! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	28951	931993369	We Can! Vocabulary Cards Primer	$6.95	1990
TX	2003	2009	Sopris	28935	931993237	We Can! Vocabulary Cards Set A	$6.95	1988
TX	2003	2009	Sopris	28943	931993245	We Can! Vocabulary Cards Set B	$6.95	1988
TX	2003	2009	Sopris	27449	1570355347	We Can! Winter!	$20.00	2003
TX	2003	2009	Sopris	27326	1570356386	We Can! Winter! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	26964	1570355886	We Can! Word Bank	$40.00	2003
UT	2001	2006	Metro	94650	1581203004	Metro Math Readers Complete Set	$469.25	1999
UT	2004	2009	Sopris	50278	1570359385	Algebra 1 Rescue! Classroom Set for 10	$400.00	2004
UT	2003	2008	Sopris	22314	1570322909	Language! Classroom Set for 20 Students, Level 1	$1,639.00	2001
UT	2003	2008	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1998
UT	2003	2008	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
UT	2003	2008	Sopris	25540	1570358230	Spellography Introductory Classroom Set	$185.00	2003
UT	2003	2008	Sopris	29719	1570359253	Step Up To Writing Primary Set	$140.00	2003
UT	2003	2008	Sopris	28783	1570353344	Write Well Spelling and Handwriting Plain Text	$180.00	2000
UT	2003	2008	Sopris	28791	1570353352	Write Well Spelling and Handwriting Slanted Text	$180.00	2000
UT	2003	2008	Sopris	28791	1570353352	Write Well Spelling and Handwriting Slanted Text	$2,446.00	2003
UT	2003	2008	Sopris	27641	1570359121	You Can Be Algebra Ready Classroom Set Part 1	$185.00	2003
UT	2004	2009	Metro		1588305937	A Walk in the Desert 10 Student Kit	$159.95
UT	2004	2009	Metro		1588305570	A Walk in the Desert Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588305872	A Walk in the Desert Student Handbook and Tests 10 pack	$78.95
UT	2004	2009	Metro		1588305813	A Walk in the Desert Teacher Guide	$9.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588309061	Adding it Up	$24.95
UT	2004	2009	Metro		1581208375	Africa and You Audiocassette	$7.98
UT	2004	2009	Metro		1588303039	Africa and You Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1581209762	All About You Audiocassette	$7.98
UT	2004	2009	Metro		1588303012	All About You Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1588306151	All for the Better 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307034	All For The Better Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303659	All for the Better Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302253	All for the Better Teacher Guide	$9.95
UT	2004	2009	Metro		158120437X	Bears Ten by Ten	$24.95
UT	2004	2009	Metro		1588301915	Blue Level Math Bridges Student Edition 1 Copy	$13.89
UT	2004	2009	Metro		1588303594	Blue Level Math Bridges Student Edition 10 Copies	$126.95
UT	2004	2009	Metro		1588303403	Blue Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		158830616X	Building a Dream 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307018	Building A Dream Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303667	Building a Dream Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302261	Building a Dream Teacher Guide	$9.95
UT	2004	2009	Metro		1581203462	Circles	$23.95
UT	2004	2009	Metro		1588309126	Coins Count	$24.95
UT	2004	2009	Metro		1588308421	Complete Kindergarten Kit	$447.86
UT	2004	2009	Metro		1588309770	Complete Spanish Kindergarten Kit	$447.86
UT	2004	2009	Metro		1588309029	Counting on Bears	$24.95
UT	2004	2009	Metro		1581204337	Counting on Friends 6 Pack	$24.95
UT	2004	2009	Metro		1588309185	Day by Day	$24.95
UT	2004	2009	Metro		1581208243	Families Blackline Masters Book 1	$14.95
UT	2004	2009	Metro		1581208251	Families Blackline Masters Book 2	$14.95
UT	2004	2009	Metro		1581208200	Families Student Edition Book 1	$16.95
UT	2004	2009	Metro		1581208219	Families Student Edition Book 2	$16.95
UT	2004	2009	Metro		1581208227	Families Teacher Edition Book 1	$14.95
UT	2004	2009	Metro		1581208235	Families Teacher Edition Book 2	$14.95
UT	2004	2009	Metro		1581204515	Feet Go Two By Two 6 Pack	$24.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588309053	Finding Fraction Facts	$24.95
UT	2004	2009	Metro		1581204523	Fingers Go Five By Five 6 Pack	$24.95
UT	2004	2009	Metro		1588303292	Gold Level Math Bridges Student Edition 1 Copy	$13.89
UT	2004	2009	Metro		1588303586	Gold Level Math Bridges Student Edition 10 Copies	$126.95
UT	2004	2009	Metro		1588306135	Gold Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		1588308456	Grade 1 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588303454	Grade 1 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588305015	Grade 1 Anchors Teacher Edition	$39.95
UT	2004	2009	Metro		1588308324	Grade 1 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588306127	Grade 1 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307603	Grade 1 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304892	Grade 1 Problem Solving Complete Student Kit	$97.99
UT	2004	2009	Metro		1588303217	Grade 1 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301710	Grade 1 Problem Solving Student Instruction Kit	$88.69
UT	2004	2009	Metro		1581207018	Grade 1 Problem Solving Student Worktexts	$9.59
UT	2004	2009	Metro		1581207115	Grade 1 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308502	Grade 1 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		158830812X	Grade 1 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308170	Grade 1 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308278	Grade 1 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308464	Grade 2 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588303462	Grade 2 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588305449	Grade 2 Anchors Teacher Edition	$59.95
UT	2004	2009	Metro		1588308332	Grade 2 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588306275	Grade 2 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307670	Grade 2 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304906	Grade 2 Problem Solving Complete Student Kit	$97.99
UT	2004	2009	Metro		1588303225	Grade 2 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301729	Grade 2 Problem Solving Student instruction Kit	$88.69
UT	2004	2009	Metro		1581207026	Grade 2 Problem Solving Student Worktext	$9.59
UT	2004	2009	Metro		1581207123	Grade 2 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308510	Grade 2 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		1588308138	Grade 2 Subtopic Tests Teacher Edition	$7.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588308189	Grade 2 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308286	Grade 2 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206100	Grade 2 Transparencies	$35.59
UT	2004	2009	Metro		1588303470	Grade 3 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588305457	Grade 3 Anchors Teacher Edition	$59.95
UT	2004	2009	Metro		1588306283	Grade 3 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307689	Grade 3 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304914	Grade 3 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		1588303233	Grade 3 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1581201737	Grade 3 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207026	Grade 3 Problem Solving Student Worktexts	$9.59
UT	2004	2009	Metro		1581207123	Grade 3 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308146	Grade 3 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308197	Grade 3 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308294	Grade 3 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206119	Grade 3 Transparencies	$35.59
UT	2004	2009	Metro		1588308480	Grade 4 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588303489	Grade 4 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588308367	Grade 4 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588306291	Grade 4 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307697	Grade 4 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304922	Grade 4 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		1588303241	Grade 4 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301745	Grade 4 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207042	Grade 4 Problem Solving Student Worktexts	$10.59
UT	2004	2009	Metro		158120714X	Grade 4 Problem Solving Teacher Edition	$9.95
UT	2004	2009	Metro		1588308537	Grade 4 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		1588308154	Grade 4 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308200	Grade 4 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308308	Grade 4 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206283	Grade 4 Transparencies	$35.59
UT	2004	2009	Metro		1588308499	Grade 5 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588304701	Grade 5 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588306119	Grade 5 Anchors Teacher Edition	$59.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588306305	Grade 5 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307700	Grade 5 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		158830499X	Grade 5 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		158830325X	Grade 5 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301753	Grade 5 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207050	Grade 5 Problem Solving Student Worktext	$10.59
UT	2004	2009	Metro		1581207158	Grade 5 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308545	Grade 5 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		1588308162	Grade 5 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308219	Grade 5 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308316	Grade 5 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206291	Grade 5 Transparencies	$35.59
UT	2004	2009	Metro		1588305058	Grade 6 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		1588303268	Grade 6 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301761	Grade 6 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207069	Grade 6 Problem Solving Student Worktext	$10.59
UT	2004	2009	Metro		1581207166	Grade 6 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588305066	Grade 7 Problem Solving Complete Student Kit	$114.95
UT	2004	2009	Metro		1588303276	Grade 7 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		158830177X	Grade 7 Problem Solving Student Instruction Kit	$106.69
UT	2004	2009	Metro		1581206739	Grade 7 Problem Solving Student Worktexts	$11.59
UT	2004	2009	Metro		1581206755	Grade 7 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588305074	Grade 8 Problem Solving Complete Student Kit	$114.95
UT	2004	2009	Metro		1588303284	Grade 8 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301788	Grade 8 Problem Solving Student Instruction Kit	$106.69
UT	2004	2009	Metro		158120681X	Grade 8 Problem Solving Student Worktexts	$11.59
UT	2004	2009	Metro		1581206836	Grade 8 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588302989	Green Level Math Bridges Student Edition 1 copy	$13.89
UT	2004	2009	Metro			Green Level Math Bridges Student Edition 10 copies
UT	2004	2009	Metro		1588302997	Green Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		1581204531	Half is Fair 6 Pack	$24.95
UT	2004	2009	Metro		1588309150	Hooray! Arrays!	$24.95

State	Start	End	Co	JOE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		158120454X	How Do We Use Money? 6 Pack	$24.95
UT	2004	2009	Metro		1588309088	How Heavy is It?	$24.95
UT	2004	2009	Metro		1588309096	How Hot is Hot?	$24.95
UT	2004	2009	Metro		1581203527	How Many Are Missing? 6 Pack	$23.95
UT	2004	2009	Metro		1581203519	How Many In All? 6 Pack	$23.95
UT	2004	2009	Metro		1581204396	How Many is Fifty? 6 Pack	$24.95
UT	2004	2009	Metro		1588305929	Hungry Plants 10 Student Kit	$129.95
UT	2004	2009	Metro		1588305562	Hungry plants Chapter Book 10 Pack	$49.95
UT	2004	2009	Metro		1588305864	Hungry Plants Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588305805	Hungry Plants Teacher Guide	$9.95
UT	2004	2009	Metro		1588305953	Hurricanes! 10 Student Kit	$129.95
UT	2004	2009	Metro		1588305597	Hurricanes! Chapter Book	$49.95
UT	2004	2009	Metro		1588305899	Hurricanes! Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		158830583X	Hurricanes! Teacher Guide	$9.95
UT	2004	2009	Metro		1581204477	In And Out of the Toy Box 6 Pack	$24.95
UT	2004	2009	Metro		1581204426	It’s About Time 6 Pack	$24.95
UT	2004	2009	Metro		1588309002	It’s Time for the Park	$24.95
UT	2004	2009	Metro		1581206852	Kindergarten Activity Cards Deck A	$59.29
UT	2004	2009	Metro		1581206771	Kindergarten Activity Cards Deck B	$24.95
UT	2004	2009	Metro		1581205988	Kindergarten Activity Cards Deck C	$19.49
UT	2004	2009	Metro		1588301419	Kindergarten Student Activity Book	$12.95
UT	2004	2009	Metro		1588308448	Kindergarten Teacher Resource Pack	$29.59
UT	2004	2009	Metro		158830843X	Kindergarten Teacher’s Guide	$19.95
UT	2004	2009	Metro		1581204469	Let’s Share 6 Pack	$24.95
UT	2004	2009	Metro		1581204353	Making Twelve Party Bags 6 Pack	$24.95
UT	2004	2009	Metro		1588309118	Measuring is Believing	$24.95
UT	2004	2009	Metro		1588309037	Measuring Tails	$24.95
UT	2004	2009	Metro		1588301133	Metro Math Reader Blue Level Complete Kit	$459.95
UT	2004	2009	Metro		1588301141	Metro Math Reader Blue Level Complete Spanish Kit	$459.95
UT	2004	2009	Metro		1588301176	Metro Math Reader Blue Level Student Kit 1 Copy	$79.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588308081	Metro Math Reader Blue Level Student Kit 6 Copies	$449.95
UT	2004	2009	Metro		158120325X	Metro Math Reader Red Level Student Kit 6 Copies	$489.95
UT	2004	2009	Metro		1581204000	Metro Math Reader Yellow Level Complete Kit	$569.95
UT	2004	2009	Metro		1581204639	Metro Math Reader Yellow Level Complete Spanish Kit	$549.95
UT	2004	2009	Metro		1588301168	Metro Math Reader Yellow Level Student Kit 1 Copy	$89.95
UT	2004	2009	Metro		1588301133	Metro Math Readers Blue Level Complete Kit	$459.95
UT	2004	2009	Metro		1588301141	Metro Math Readers Blue Level Spanish Complete Kit	$459.95
UT	2004	2009	Metro		1588301176	Metro Math Readers Blue Level Student Kit 1 Copy	$79.95
UT	2004	2009	Metro		1588301168	Metro Math Readers Yellow Level Student Kit 1 Copy	$89.95
UT	2004	2009	Metro		1588308324	Metro Voyages Mathematics Grade 1 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588308359	Metro Voyages Mathematics Grade 4 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588308367	Metro Voyages Mathematics Grade 5 Complete Student Kit	$29.59
UT	2004	2009	Metro		1581204418	Money Counts 6 Pack	$24.95
UT	2004	2009	Metro		1588309193	Moving Shapes	$24.95
UT	2004	2009	Metro		1581208340	Neighborhoods Blackline Masters Book 1	$14.95
UT	2004	2009	Metro		1581208359	Neighborhoods Blackline Masters Book 2	$14.95
UT	2004	2009	Metro		1581208308	Neighborhoods Student Edition Book 1	$16.95
UT	2004	2009	Metro		1581208316	Neighborhoods Teacher’s Edition Book 1	$16.95
UT	2004	2009	Metro		1581208324	Neighborhoods Teacher’s Edition Book 2	$14.95
UT	2004	2009	Metro		1581208332	Neighborhooods Student Edition Book 2	$14.95
UT	2004	2009	Metro		1581204485	Odd Number Thirteen 6 Pack	$24.95
UT	2004	2009	Metro		1581204361	Once There Were Twelve 6 Pack	$24.95
UT	2004	2009	Metro		158120754	People Around You Audiocassette	$7.98
UT	2004	2009	Metro		1588303020	People Around You Little Book 6 Pack	$26.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1581204345	Puppies In, Puppies Out 6 Pack	$24.95
UT	2004	2009	Metro		1588309010	Real Life Multiplication	$24.95
UT	2004	2009	Metro		1581203454	Rectangles	$23.95
UT	2004	2009	Metro		1588301907	Red Level Math Bridges Student Edition	$13.89
UT	2004	2009	Metro		1588303578	Red Level Math Bridges Student Edition 10 copies	$126.95
UT	2004	2009	Metro		1588302309	Red Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		158830115X	Red Level Student Kit 1 Copy	$89.95
UT	2004	2009	Metro		1581208006	Social Studies Big Book 1 All About You	$41.95
UT	2004	2009	Metro		1581208014	Social Studies Big Book 2 People Around You	$41.95
UT	2004	2009	Metro		1581208022	Social studies Big Book 3 Africa and You	$41.95
UT	2004	2009	Metro		1581208030	Social Studies Big Book 4 We Have Needs and Wants	$41.95
UT	2004	2009	Metro		1581208049	Social Studies Big Book 5 We Learn About the World	$41.95
UT	2004	2009	Metro		1581208057	Social Studies Big Book 6 The Tools We Use	$41.95
UT	2004	2009	Metro		1588303071	Social studies Big Book Audiocassette Collection	$39.95
UT	2004	2009	Metro		1581208111	Social Studies Big Book Super Pack	$299.95
UT	2004	2009	Metro		1581208073	Social Studies Big Books 1 to 3 Teacher Edition	$14.95
UT	2004	2009	Metro		1581208081	Social Studies Big Books 4 to 6 Teacher Edition	$14.95
UT	2004	2009	Metro		158120809X	Social Studies Black Line Masters Big Books 1 to 3	$14.95
UT	2004	2009	Metro		1581208103	Social Studies Black Line Masters Big Books 4 to 6	$14.95
UT	2004	2009	Metro		1581204310	Spending Dimes One At A Time 6 Pack	$24.95
UT	2004	2009	Metro		1581203438	Squares	$23.95
UT	2004	2009	Metro		1581204442	Symmetry	$24.95
UT	2004	2009	Metro		1588306178	Tales from the Underground Railroad 10 Student Kit	$159.95
UT	2004	2009	Metro		1588307042	Tales From the Underground Railroad Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303675	Tales from the Underground Railroad Student Handbook And Tests	$78.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588302318	Tales from the Underground Railroad Teacher Guide	$9.95
UT	2004	2009	Metro		1581204388	Tens and Ones Together 6 Pack	$24.95
UT	2004	2009	Metro		1588309045	That’s Close Enough!	$24.95
UT	2004	2009	Metro		158830907X	The Animal Data Files	$24.95
UT	2004	2009	Metro		158830910X	The Marvelous Lemonade Machine	$24.95
UT	2004	2009	Metro		1581204493	The Measurement Mysteries 6 Pack	$24.95
UT	2004	2009	Metro		1581203381	The Number Eight 6 Pack	$23.95
UT	2004	2009	Metro		1581203411	The Number Eleven 6 Pack	$23.95
UT	2004	2009	Metro		1581203357	The Number Five 6 Pack	$23.95
UT	2004	2009	Metro		1581203349	The Number Four 6 Pack	$23.95
UT	2004	2009	Metro		158120339X	The Number Nine 6 Pack	$23.95
UT	2004	2009	Metro		1581203314	The Number One 6 Pack	$23.95
UT	2004	2009	Metro		1581203373	The Number Seven 6 Pack	$23.95
UT	2004	2009	Metro		1581203365	The Number Six 6 Pack	$23.95
UT	2004	2009	Metro		1581203403	The Number Ten 6 Pack	$23.95
UT	2004	2009	Metro		1581203330	The Number Three 6 Pack	$23.95
UT	2004	2009	Metro		158120342X	The Number Twelve 6 Pack	$23.95
UT	2004	2009	Metro		1581203322	The Number Two 6 Pack	$23.95
UT	2004	2009	Metro		1588309177	The Secret of the Golden Ruler	$24.95
UT	2004	2009	Metro		1581204434	The Shape Game 6 Pack	$24.95
UT	2004	2009	Metro		1588309169	The Solids Show	$24.95
UT	2004	2009	Metro		1588306186	The Tenement Writer 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307107	The Tenement Writer Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303683	The Tenement Writer Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302326	The Tenement Writer Teacher Guide	$9.95
UT	2004	2009	Metro		1581208383	The Tools We Use Audiocassette	$7.98
UT	2004	2009	Metro		1588303063	The Tools We Use Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1588306208	These Land Are Ours 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307069	These Lands Are Ours Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303705	These Lands Are Ours Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302334	These Lands Are Ours Teacher Guide	$9.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1581203446	Triangles	$23.95
UT	2004	2009	Metro		1581204450	Turn to the Left, Turn to the Right 6 Pack	$24.95
UT	2004	2009	Metro		1581204329	Twenty, More or Less	$24.95
UT	2004	2009	Metro		1588306194	Walking for Freedom 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307026	Walking For Freedom Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303691	Walking for Freedom Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302350	Walking for Freedom Teacher Guide	$9.95		.
UT	2004	2009	Metro		158120440X	We Celebrate 100 6 Pack	$24.95
UT	2004	2009	Metro		1581208375	We Have Needs and Wants Audiocassette	$7.98
UT	2004	2009	Metro		1588303047	We Have Needs and Wants Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1581209991	We Learn About the World Audiocassette	$7.98
UT	2004	2009	Metro		1588303055	We Learn About the World Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1581203535	What is Half?	$23.95
UT	2004	2009	Metro		1588309134	What’s the Difference?	$24.95
UT	2004	2009	Metro		1588309142	What’s Your Money Worth?	$24.95
UT	2004	2009	Metro		1581203500	Which Belong Together 6 Pack	$23.95
UT	2004	2009	Metro		1581203470	Which One Is It? 6 Pack	$23.95
UT	2004	2009	Metro		1581204507	Which One Is More? 6 Pack	$24.95
UT	2004	2009	Metro		1581203543	Which One Is Next? 6 Pack	$23.95
UT	2004	2009	Metro		1581203489	Which Two Are the Same? 6 Pack	$23.95
UT	2004	2009	Metro		1581203497	Who Is Missing? 6 Pack	$23.95
UT	2004	2009	Sopris		1593180799	Alternative Math Techniques
UT	2004	2009	Sopris	24926	1570353603	Building Early Literacy and Language Skills	$35.00	2001
UT	2004	2009	Sopris		944584942	Building Self Esteem in the Classroom Intermediate Version
UT	2004	2009	Sopris		944584713	Building Self Esteem in the Classroom Primary Version
UT	2004	2009	Sopris			Cool Kids Companion Kit
UT	2004	2009	Sopris		1570351562	Cool Kids Reproducible Book Level 1
UT	2004	2009	Sopris		1570351570	Cool Kids Reproducible Book Level 2
UT	2004	2009	Sopris			Cool Kids Set
UT	2004	2009	Sopris			Cool Kids Starter Kit
UT	2004	2009	Sopris			Cool Kis Resupply Kit

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Sopris		157035121X	Creating a Caring Classroom Book
UT	2004	2009	Sopris	25460	1570355266	Directed Play: 230 Activities for Young Children	$28.00	2003
UT	2004	2009	Sopris	20829	157035023X	Exceptions	$22.50	1994
UT	2004	2009	Sopris	24918	1570354529	From Clunk to Click: Collaborative Strategic Reading	$25.00	2001
UT	2004	2009	Sopris	21354	1570352011	Functional Assessment and Intervention Program	$79.00	1999
UT	2004	2009	Sopris	21389	411791909203	Functional Assessment and Intervention Program 10 Install	$339.00	1999
UT	2004	2009	Sopris	25523	1570355207	Going for the Gold: A Parent’s Playbook for Behavior Change	$14.95	2003
UT	2004	2009	Sopris		1570353638	Good Talking Words
UT	2004	2009	Sopris	29680	1570357706	Greenwood Word Lists	$22.50	2003
UT	2004	2009	Sopris		157035006X	Helping Kids Find Their Strengths Book
UT	2004	2009	Sopris		944584969	Helping Kids Handle Anger Second Edition
UT	2004	2009	Sopris		1570358184	Helping Kids Handle Conflict Intermediate Version
UT	2004	2009	Sopris		1570351481	Helping Kids Handle Put-Downs Book
UT	2004	2009	Sopris		1570359202	Language and Literacy for English Learners
UT	2004	2009	Sopris	22314	1570322909	Language! Classroom Set for 20 Students, Level 1	$1,639.00	2001
UT	2004	2009	Sopris	25152	1570355150	Meeting Standards: Instructional Strategies for Struggling Students	$24.95	2003
UT	2004	2009	Sopris		1570351163	Multiple Intelligences Book
UT	2004	2009	Sopris	26278	1570358427	North Star: A Digital Guide to a Universe of Educator Resources (25 CD-ROMs)	$2,000.00	2003
UT	2004	2009	Sopris	26286	1570358435	North Star: A Digital Guide to a Universe of Educator Resources (40 CD-ROMs)	$3,000.00	2003
UT	2004	2009	Sopris	26294	1570358400	North Star: A Digital Guide to a Universe of Educator Resources (5 CD-ROMs)	$600.00	2003
UT	2004	2009	Sopris	26251	1570355258	North Star: A Digital Guide to a Universe of Educator Resources (CD-ROM)	$75.00	2003
UT	2004	2009	Sopris	26260	1570358419	North Star: A Digital Guide to a Unvierse of Educator Resources (10 CD-ROMs)	$1,000.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Sopris	27561	1570358745	Parenting Young Children	$48.00	2003
UT	2004	2009	Sopris	32281	1570350019	Please! Teach ALL of Me	$19.50	1994
UT	2004	2009	Sopris	25515	1570354537	Reaching Out To Today’s Kids	$12.95	2001
UT	2004	2009	Sopris			Read Well K ABC Poem Posters
UT	2004	2009	Sopris			Read Well K ABC Wall Cards Plain Text
UT	2004	2009	Sopris			Read Well K ABC Wall Cards Slanted Text
UT	2004	2009	Sopris			Read Well K Assessment Manual
UT	2004	2009	Sopris			Read Well K Assessment Manual
UT	2004	2009	Sopris			Read Well K CD of Songs
UT	2004	2009	Sopris			Read Well K Children’s Literature Set
UT	2004	2009	Sopris			Read Well K Classroom Package Plain
UT	2004	2009	Sopris			Read Well K Classroom Package Slanted
UT	2004	2009	Sopris			Read Well K Pocket Chart Cards
UT	2004	2009	Sopris			Read Well K Small Group Blending CArds
UT	2004	2009	Sopris			Read Well K Small Group Package Plain
UT	2004	2009	Sopris			Read Well K Small Group Package Slanted
UT	2004	2009	Sopris			Read well K Sound and Word Cards
UT	2004	2009	Sopris			Read Well K Student Story Books Units 1-10
UT	2004	2009	Sopris			Read Well K Student Story Books Units 11-20
UT	2004	2009	Sopris			Read Well K Whole Group Blending Cards
UT	2004	2009	Sopris	24037	1570358036	REWARDS Plus Application to Social Studies Student Book	$6.95	2003
UT	2004	2009	Sopris	24045	1570358044	REWARDS Plus Application to Social Studies Student Book Set of 10	$56.00	2003
UT	2004	2009	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
UT	2004	2009	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
UT	2004	2009	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
UT	2004	2009	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
UT	2004	2009	Sopris	32328	1570351600	SenseAble Strategies	$22.95	1998
UT	2004	2009	Sopris		1593180969	Spellography Modified Classroom Set
UT	2004	2009	Sopris		1570358265	Spellography Student Workbooks A Pack of 5
UT	2004	2009	Sopris		1570358273	Spellography Student Workbooks B Pack of 5
UT	2004	2009	Sopris		1570358281	Spellography Student Workbooks C Pack of 5

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Sopris	20503	1570354863	Stop & Think Social Skills Program Manual and Reproducible Forms Grades PreK - 1	$69.00	2001
UT	2004	2009	Sopris	20343	41029031618	Stop & Think Social Skills Program PreK - 1 Class Set	$125.00	2001
UT	2004	2009	Sopris		1570354898	Stop and Think Social Skills Manual and Reproducibles
UT	2004	2009	Sopris		1570353646	Stop and Think Social Skills Parent Training Video
UT	2004	2009	Sopris	30040	1570351198	Strategies and Tactics for Effective Instruction	$34.95	1997
UT	2004	2009	Sopris		1570350051	Teaching Cooperation Skills Book
UT	2004	2009	Sopris		944584705	Teaching Friendship Skills Intermediate Version
UT	2004	2009	Sopris		944584691	Teaching Friendship Skills Primary Version
UT	2004	2009	Sopris	26201	1570354308	The Parent Coach: A New Approach to Parenting in Today’s Society	$21.00	2003
UT	2004	2009	Sopris		1570359199	The Six Minute Solution
UT	2004	2009	Sopris	28855	1570355193	The Tough Kid Parent Book: Why Me?	$24.95	2003
UT	2004	2009	Sopris		1593182120	Vocabulary Through Morphemes Set
UT	2004	2009	Sopris	29891	1570351244	Why Don’t They Like Me?	$21.00	1998
UT	2004	2009	Sopris	28783		Write Well Spelling Alphabet and Wall Cards Plain Text
UT	2004	2009	Sopris	28791		Write Well Spelling Alphabet And Wall Cards Slanted Text

Attachment 2
Schedule 3.5(ii)
Royalty Contracts

Attachment 2

TITLE	AUTHORS/OWNER	Date of Contract	Title
Sopris Contracts
STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Exceptions and Smarts	CSDC	1/1/1988	Agreement
Get on Top of 10 (formerly GOT IT!)	Hartwig, Laurie	2/1/1994	Agreement
Get on Top of 10 (formerly GOT IT!)	Meredith, Gina	2/1/1994	Agreement
Basic Skill Builders	Anderson, Peggy	2/1/1995	Agreement
Basic Skill Builders	Beck, Ray	2/1/1995	Agreement
Basic Skill Builders	Conrad, Denise	2/1/1995	Agreement
Systematic Screening for Behavior Disorders	Severson, Herb	5/1/1989	Agreement
Systematic Screening for Behavior Disorders	Walker, Hill	5/1/1989	Agreement
Why Don’t They Like Me	Sheridan, Susan	4/1/1997	Agreement
Time Savers for Educators	Algozzine, Bob	1/1/1997	Agreement
Time Savers for Educators	Elliott, Judy	1/1/1997	Agreement
Time Savers for Educators	Ysseldyke, James	1/1/1997	Agreement
Teaching Self-Management to Adolescents	Morgan, Daniel P.	6/1/1990	Agreement
Teaching Self-Management to Adolescents	Smith, Deborah	6/1/1990	Agreement
Teaching Self-Management to Adolescents	West, Richard	6/1/1990	Agreement
Teaching Self-Management to Adolescents	Young, Richard	6/1/1990	Agreement
J&J Readers	Greene, Jane	1/21/2000	Publishing and Royalty Agreement
J&J Readers	Woods, Judy	1/21/2000	Publishing and Royalty Agreement
The Tough Kid BookSeries	Jenson, William	5/1/1996	Agreement
The Tough Kid BookSeries	Reavis, Ken (payable to G. Rhodes)	5/1/1996	Agreement
The Tough Kid BookSeries	Rhode, Ginger	5/1/1996	Agreement
Student/Staff Support Teams (SST)	McCullough-Santana, Laura	7/1/1992	Agreement
Student/Staff Support Teams (SST)	Phillips, Vicki	7/1/1992	Agreement
The Homework Partners Series	Utah Parent Center (UPC) (Dan Olympia)	9/1/1992	Agreement
Cool Kids	Conrad, Denise	6/1/1998	Publishing Agreement
Cool Kids	Kemp, Karen	6/1/1998	Publishing Agreement
Cool Kids	The Mulkey Company (Susan Fister-Mulkey)	6/1/1998	Publishing Agreement
Managing Acting-Out Behavior	Colvin, Geoff/Behavior Assoc.	5/1/1996	Agreement
Please! Teach All of Me	Crawford, Jackie	6/1/1993	Agreement
Please! Teach All of Me	Gums, Marcia	6/1/1993	Agreement
Please! Teach All of Me	Hanson, Joni	6/1/1993	Agreement
Please! Teach All of Me	Neys, Paula	6/1/1993	Agreement
Bully-Proofing Your School	Creating Caring Communities	10/30/2003	Letter of Agreement
Bully-Proofing Your Elementary School	The Bully Project	6/1/1993	Agreement
Acting-Out Child, The	Walker, Hill	5/1/1993	Agreement
Box	Jenson, William	5/1/1996	Agreement
Box	Reavis, Ken (payable to G. Rhodes)	5/1/1996	Agreement
Box	Rhode, Ginger	5/1/1996	Agreement
J&J Readers 3rd Edition	Greene, Jane	1/21/2000	Publishing and Royalty Agreement
J&J Readers 3rd Edition	Woods, Judy	1/21/2000	Publishing and Royalty Agreement
Add A-Z	McLaughlin, Phil	5/1/1999	Publishing Agreement
TGIF-One Minute Skill Builder	Kemp, Karen	10/1/1994	Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
TGIF-One Minute Skill Builder	The Mulkey Company (Susan Fister-Mulkey)	10/1/1994	Agreement
TGIF-One Minute Skill Builder	The Mulkey Company (Susan Fister-Mulkey)	11/2/2004	Agreement Amendment
Better IEPs	Bateman, Barbara	11/1/1994	Agreement
Better IEPs	Linden, Mary Ann	11/1/1994	Agreement
Different is Not Bad, Different is The World	Booz, Elizabeth	11/1/1994	Agreement
Different is Not Bad, Different is The World	Smith, Sally	6/1/1994	Agreement
On Track (Univ of MT)	Alt, Rhonda	2/1/1994	Agreement
On Track (Univ of MT)	Guidry, Jean	2/1/1994	Agreement
On Track (Univ of MT)	Keeley, Elizabeth	2/1/1994	Agreement
On Track (Univ of MT)	Neilson, Shelley	2/1/1994	Agreement
On Track (Univ of MT)	van den Pol, Richard	2/1/1994	Agreement
The Merit Program	Alt, Rhonda	2/1/1994	Agreement
The Merit Program	Guidry, Jean	2/1/1994	Agreement
The Merit Program	Keeley, Elizabeth	2/1/1994	Agreement
The Merit Program	Neilson, Shelley	2/1/1994	Agreement
The Merit Program	van den Pol, Richard	2/1/1994	Agreement
Teaching	Pragmatic Systems (DeBoer, Anita)	2/1/1995	Agreement
Teaching	The Mulkey Company (Susan Fister-Mulkey)	2/1/1995	Agreement
Communicating	Pragmatic Systems (DeBoer, Anita)	1/1/1995	Agreement
LI Supplements: 74CHART	Greene, Jane	9/29/2006	Author Agreement
Language! The Works (EXCEPT 74CHART)	Greene, Jane	9/29/2006	Author Agreement
The Tough Kid Social Skills Book	Sheridan, Susan	11/1/2001	Publishing Agreement
Tough Kids Video Series	Algozzine, Bob	11/13/2001	Publishing Agreement
Tough Kids Video Series	Archer, Anita	11/13/2001	Publishing Agreement
Tough Kids Video Series	Jenson, Bill	11/13/2001	Publishing Agreement
Tough Kids Video Series	Reavis, Ken (payable to G. Rhodes)	11/13/2001	Publishing Agreement
Tough Kids Video Series	Rhode, Ginger	11/13/2001	Publishing Agreement
Tough Kids Video Series	Sprick, Randy	11/13/2001	Publishing Agreement
Tough Kids Video Series	Walker, Hill	11/13/2001	Publishing Agreement
Tough Kids Video Series	Ysseldyke, James	11/13/2001	Publishing Agreement
BEST Practices	Utah Parent Center	3/1/1993	Agreement
Gangs-Straight Talk, Straight Up	Jenson, Mary	11/1/1994	Agreement
Gangs-Straight Talk, Straight Up	Yerrington, Phillip	11/1/1994	Agreement
Heroes	Raoul Wallenberg Foundation	11/1/1994	Agreement
How To Read With Your Children	Wilken, Phyllis	2/4/2002	Publishing Agreement
Teaching Kids To Learn	Seaman, John	5/1/1995	Agreement
Choice Makers Series	University Tech Corp (CUCS) (CU, Colo Springs)	4/1/1996	Agreement
Inclusion notes For Busy Teachers	Fad, Kathleen	2/1/1995	Agreement
Inclusion notes For Busy Teachers	Riddle, Margaret	2/1/1995	Agreement
The New Teacher’s Surival Guide	Fad, Kathleen	6/20/2001	Publishing Agreement
The New Teacher’s Surival Guide	Gilliam, James	6/20/2001	Publishing Agreement
Health ‘n Me	Bridge Communication (McCarthy, Alice)	5/1/2000	Independent Service Agreement
Supple Works (93CHART)	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
The Effective Elementary Classroom	Colvin, Geoff	11/1/2002	Publishing Agreement
The Effective Elementary Classroom	Lazar, Mike	11/1/2002	Publishing Agreement
Classwide Peer Tutoring	Univeristy of Kansas	9/1/1995	Agreement
Turning Our School Around	Wilken, Phyllis	10/30/1996	Letter of Understanding
First Step	Feil, Ed	7/1/1997	Agreement
First Step	Golly, Annemieke	7/1/1997	Agreement
First Step	Kavanagh, Kate	7/1/1997	Agreement
First Step	Severson, Herb	7/1/1997	Agreement
First Step	Stiller, Bruce	7/1/1997	Agreement
First Step	Walker, Hill	7/1/1997	Agreement
LANGUAGE! Roots	Alexander, John	9/1/1997	Agreement
LANGUAGE! Roots	Bebko, Anne	9/1/1997	Agreement
LANGUAGE! Roots	Doucet, Richard	9/1/1997	Agreement
LANGUAGE! Roots	Greene, Jane	9/1/1997	Publishing, Training, and Royalty Agreement
LANGUAGE ! — Third Edition	Eberhardl & Eberhardt LLC	4/1/2003	Letter of Agreement
LANGUAGE ! — Third Edition	Greene, Jennifer	11/13/2003	Letter of Agreement
LANGUAGE ! — Third Edition	The Greenwood School (John Alexander)	7/21/2004	Amendment to Agreement
One-Minute Fluency Builders	Anderson, Peggy	5/5/2003	Publishing Agreement
One-Minute Fluency Builders	Beck, Ray	5/5/2003	Publishing Agreement
One-Minute Fluency Builders	Conrad, Denise	5/5/2003	Publishing Agreement
CLAS Collections	Amy Santos	3/10/2003	Publishing Agreement
CLAS Collections	Susan Fowler	3/10/2003	Publishing Agreement
Alternative Techniques for Math	Ricahrd Cooper	3/24/2003	Publishing Agreement
Math Think Sheets	The Learner’s Edge, Inc.	3/23/2003	Publishing Agreement
Tough Kid Preschool Book	Bowen, Julie	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Preschool Book	Evans, Calvin	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Preschool Book	Jenson, Bill	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Preschool Book	Rhode, Ginger	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Evans, Calvin	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Jenson, Bill	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Morgan, Daniel P.	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Rhode, Ginger	9/23/2003	The Tough Kid Series Agreement Addendum
Stepping Stones to Literacy	Penny Cooper (and Jorge Gonzalez)	5/5/2003	Publishing Agreement
Stepping Stones to Literacy	Ron Nelson	5/5/2003	Publishing Agreement
Classroom Management for Algebra ! Rescue	Witt, Joseph	5/5/2003	Publishing Agreement
Algebra Readiness Assessment	Witt, Joseph	5/5/2003	Publishing Agreement
Teachers	Galiaway, Kate	12/16/2003	Addendum
Teachers	Witt, Joseph	12/16/2003	Addendum
Set	Creating Caring Communities	12/16/2003	Letter of Agreement
Caring Community	McCarnes, Kayla	5/12/2003	Publishing Agreement
Set	McCarnes, Kayla	5/12/2003	Publishing Agreement
Caring Community	Nelson, Karin	5/12/2003	Publishing Agreement
Set	Nelson, Karin	5/12/2003	Publishing Agreement
Caring Community	Sager, Nancy W	5/12/2003	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Set	Sager, Nancy W	5/12/2003	Publishing Agreement
Edition	Barris, Mitchell	12/17/2003	Amendmen for Bully-Proofing Agreements
Edition	Bonds, Maria	12/17/2003	Amendmen for Bully-Proofing Agreements
Edition	Carroty, Carta	10/20/2003	Amendmen for Bully-Proofing Agreements
Edition	Porter, Bill	10/20/2003	Amendmen for Bully-Proofing Agreements
Edition	Stoker, Sally	12/17/2003	Amendmen for Bully-Proofing Agreements
Sound Partners	Flrebaugh, Mary	6/25/2003	Publishing Agreement
Sound Partners	Jenkins, Joseph	6/25/2003	Publishing Agreement
Sound Partners	O’Connor, Rollanda	6/25/2003	Publishing Agreement
Sound Partners	Peyton, Julia	6725/2003	Publishing Agreement
Sound Partners	Pool, Kathleen	6/25/2003	Publishing Agreement
Sound Partners	Vadasy, Patricia	6/25/2003	Publishing Agreement
Intervention Planning	Liaupsin, Carl	7/8/2003	Publishing Agreement
intervention Planning	Nelson, C. Michael	7/8/2003	Publishing Agreement
Intervention Planning	Scott, Terrance M	7/8/2003	Publishing Agreement
Revision of Math Rescue	Bradsby, Shirley and Larry	9/23/2003	Publishing Agreement
Inverventions	Hall, Susan	9/23/2003	Publishing Agreement
Inverventions	Moats, Louisa	9/23/2003	Publishing Agreement
Success	Denton, Carolyn	4/12/2004	Addendum to the Coaching Reading Agreement
Success	Hasbrouck, Jan	10/14/2003	Publishing Agreement
Fun	Algozane, Bob	9/9/2003	Publishing Agreement
Fun	Ysseldyke, James	9/9/2003	Publishing Agreement
Advice on Teaching The Tough to Teach	Morgan, Daniel P. with payment to USU/CSF	9/22/2003	Publishing Agreement
Tutoring Reading Guide for Parapros	Glaser, Deborah	4/2/2003	Publishing Agreement
Phonics Comics	Lapin, Gloria	10/10/2003	Publishing Agreement
We Can ! Classroom Mgt Training Video	Gibson, Vicki	12/12/2001	First Amendment
A Spelling Program for Primary Grade	Javemick, Ellen	11/20/2003	Publishing Agreement
A Spelling Program for Primary Grade	Moats, Louisa	11/20/2003	Publishing Agreement
DIBELS Users Manual	Hancock, Carrie	11/5/2003	Dibel’s User Manual Amendment
DIBELS Users Manual	Reading Street, LLC (Linda Farrell)	11/5/2003	Publishing Agreement
Writing Rewards, Module 1-Score	Archer, Anita	12/5/2003	Publishing Agreement
Writing Rewards, Module 1-Score	Gleason-Ricker, Mary	12/5/2003	Publishing Agreement
Writing Rewards, Module 1-Score	Isaacson, Steven	12/5/2003	Publishing Agreement
Writing Rewards, Module 2-5	Archer, Anita	12/5/2003	Publishing Agreement
Writing Rewards, Module 2-5	Gleason-Ricker, Mary	12/5/2003	Publishing Agreement
Better Transitions	Linden, Mary Ann	1/5/2004	Publishing Agreement
Phoneme/Grapheme Mapping	Grace, Kathryn	12/19/2003	Publishing Agreement
Vocabulary is Power	Marchand-Martelia, Nancy	1/13/2004	Publishing Agreement
Vocabulary is Power	Nelson, Jay Ron	1/13/2004	Publishing Agreement
LETRS Presenter’s CD	Sedita, Joan	2/10/2004	Agreement Amendment
LETRS Presenter’s CD	Tolman, Carol	2/10/2004	Publishing Agreement
Stop & Think Curriculum	Project Achieve, Inc	2/10/2004	Publishing Agreement
The Reading Intervention Program (TRIP)	Farrell, Linda	3/23/2004	Publishing Agreement
The Reading Intervention Program {TRIP)	Hunter, Michael	3/23/2004	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
The Reading Intervention Program (TRIP)	Moats, Louisa	3/23/2004	Publishing Agreement
LETRS-Module 7 Revised	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
LETRS-Module 7 Revised	The Stern Center	4/14/2004	Publishing Agreement
Sortegories	Eberhardt, Nancy	4/5/2003	Publishing Agreement
Sortegories	Fertilo, Sheryl	4/5/2003	Publishing Agreement
Safeguarding Our Children: An Action Guide	American Institutes for Research	4/21/2004	Publishing Agreement
Bank (SSARB)	CO-TEACH/DERS Gift Account	6/16/2004	Publishing Agreement
Bank (SSARB)	Schuldberg, David	6/16/2004	Publishing Agreement
Bank (SSARB)	van den Pol, Richard	6/16/2004	Publishing Agreement
Responsive Reading	Denton, Carolyn	4/19/2003	Publishing Agreement
Responsive Reading	Hocker, Jennifer Lynn	4/19/2004	Publishing Agreement
of Violence	Browning-Wright, Diana	1/19/2004	Agreement Amendment No. 1
of Violence	Cornell, Dewey	6/1/2004	Publishing Agreement
of Violence	Sheras, Peter	6/1/2004	Publishing Agreement
Reading Comprehension	Sedita, Joan	6/1/2004	Publishing Agreement
Comprehensive Approach for High Schools	McDonald, Jill	4/27/2004	Publishing Agreement
Comprehensive Approach for High Schools	Stoker, Sally	4/27/2004	Publishing Agreement
Emerging Language and Literacy Curriculum	Children’s Therapeutic Learning Center	4/13/2004	Publishing Agreement
Power Readers	Ebbers, Susan M.	7/12/2004	Publishing Agreement
Teaching Students to Problem Solve	Daunic, Ann	7/1/2004	Publishing Agreement
Teaching Students to Problem Solve	Smith, Stephen	7/1/2004	Publishing Agreement
TASA Assessments	pay Pro-Ed on specific books calender qtr basis	11/8/2004	Distribution & License Agreement
Words for Teachers	Greene, Jane	11/6/2002	Publishing, Training, and Royalty Agreement
Colleague in the Classroom: Math	Frykholm, Jeff	8/4/2004	Publishing Agreement
Math Tools	Frykholm, Jeff	8/4/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	Fitzgerald, Martha	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	Kay, Pam	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	McConaugby, Stephanie	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	University of Vermont State & Agricultural College	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	Welkowitz, Julie	9/16/2004	Publishing Agreement
REWARDS-INTERMEDIATE	Archer, Anita	12/13/2004	Author Agreement
REWARDS-INTERMEDIATE	Gleason-Ricker, Mary	12/13/2004	Author Agreement
REWARDS-INTERMEDIATE	Vachon, Vicky	12/13/2004	Author Agreement
Primary Six-Minute Solution Teacher’s Guide	Adams, Gail	1/20/2005	Author Agreement
Primary Six-Minute Solution Teacher’s Guide	Brown, Sheron	1/20/2005	Author Agreement
Nate the Great	Weinman Sharmat, Marjorie	3/1/2005	Agreement
Rewards Plus Social Studies	Archer, Anita	12/13/2004	Author Agreement
ReadWell One Plus	Sprick, Marilyn	3/1/2005	Publishing Agreement
Li 3rd Training Syllabus	Greene, Jane	9/29/2006	Author Agreement
Step Up to Writing 2nd Edition	ReadWriteConnect (Maureen Auman)	1/1/2005	Author Agreement
Write Well Composition	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
RW Kindergarten Revised	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
ReadWell Grade 3	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
ReadWell Grade 2	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Step Up to Writing Revised	ReadWriteConnect (Maureen Auman)	1/1/2005	Author Agreement
DIBELS—Spanish	Dynamic Measurement Group (Roland Good)	2/23/2004	Strategic Alliance and License Agreement
Write Well — Spelling, Level 2	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
Write Well — Composition, Level 2	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
The Fast Read Vocab Program-LVL I & II	Nelson, Ron	3/7/2006	Author Agreement
The Fast Read Vocab Program-LVL I & II	Vadasy, Pat	3/7/2006	Author Agreement
Teaching Reading Essentials	Farrell, Linda	4/4/2006	Author Agreement
Teaching Reading Essentials	Moats, Louisa	4/4/2006	Author Agreement
Rewards Writing	Archer, Anita	12/13/2004	Author Agreement
Tier-II Math Intervention Curricula	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
Model	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
LETRS Basics	Glaser, Deborah	8/2/2006	Author Agreement
LETRS Basics	Moats, Louisa	8/2/2006	Author Agreement
Read Well K Center Activities	Sprick, Marilyn	3/1/2005	Publishing Agreement
Read Well 1 Center Activities	Sprick, Marilyn	3/1/2005	Publishing Agreement
Li Visual Vocabulary	Greene, Jane	9/29/2006	Author Agreement
Using Letrs with English Language Learners	Arguelles, Maria Elena	8/3/2006	Author Agreement
Using Letrs with English Language Learners	Baker, Scott	8/3/2006	Author Agreement
Using Letrs with English Language Learners	Moats, Louisa	8/3/2006	Author Agreement
Words for Academic Writing	Adams, Gall	9/6/2006	Author Agreement
Words for Academic Writing	Van Zant, Susan	9/6/2006	Author Agreement
The Reading Coach Presenter’s CD	Tolman, Carol	10/5/2006	Author Agreement
The Reading Coach Presenter’s CD	Hasbrouck, Jan	10/5/2006	Author Agreement
The Reading Coach Presenter’s CD	Denton, Carolyn	10/5/2006	Author Agreement
Good Talking Words	Paulson, Lucy Hart	4/1/1997	Agreement
Good Talking Words	van den Pol, Richard	4/1/1997	Agreement
Stop & Think (Supplemental Materials)	Batsche, George	2/1/2001	Publishing Agreement
Stop & Think (Supplemental Materials)	Knoff, H-Pay to Project Achieve	2/1/2001	Publishing Agreement
Project Achieve (Stop & Think Curriculum)	Knoff, H-Pay to Project Achieve	5/28/2003	Publishing Agreement
Degrees of Reading Power (DRP) Booklink	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
Is There LIFE in the Classroom	Allen, Cathi	8/1/1997	Agreement
Is There LIFE in the Classroom	Keith, Danelle	8/1/1997	Agreement
Is There LIFE in the Classroom	McDonnell, John	8/1/1997	Agreement
Is There LIFE in the Classroom	McQuivey, Camille	8/1/1997	Agreement
Is There LIFE in the Classroom	Thorson, Nadine	8/1/1997	Agreement
Is There LIFE in the Classroom	UPC	8/1/1997	Agreement
Languange Practice	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
Languange Practice	Woods, Judy	1/1/2000	Publishing, Training, and Royalty Agreement
Coping With Crisis: Lessons Learned	McCormick, Jami	5/15/1999	Publishing Agreement
Coping With Crisis: Lessons Learned	Poland, Scott	5/15/1999	Publishing Agreement
Good Thinking	Clark, CHERYL	12/1/1997	Agreement
Good Thinking	Hull, Wayne	12/1/1997	Agreement
IEP Connections	NASDE (Judy Schrag)	4/1/1998	Agreement
Assessments	Nelson, Jay Ron	6/1/1998	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Assessments	Roberts, Maura	6/1/1998	Publishing Agreement
Assessments	Smith, Deborah	6/1/1998	Publishing Agreement
Get ‘Em On Task	Althouse, Brad	6/1/1998	Publishing Agreement
Get ‘Em On Task	Jenson, William	6/1/1998	Publishing Agreement
Get ‘Em On Task	Likins, Marllyn	6/1/1998	Publishing Agreement
Get ‘Em On Task	Morgan, Daniel P.	6/1/1998	Publishing Agreement
Teaching Effective Classroom Routines	Gilbertson, Donna	2/1/1998	Agreement
Teaching Effective Classroom Routines	LaFleur, Lynn	2/1/1998	Agreement
Teaching Effective Classroom Routines	Naquin, Gail	2/1/1998	Agreement
Teaching Effective Classroom Routines	Witt, Joseph	2/1/1998	Agreement
Observe	Martin, Sandy (Psychsoft)	11/15/1999	Publishing Agreement
Functional Assessment Intervention Program	Utah Parent Center	2/5/1999	Publishing Agreement
Teaching Kids & Adults with Autism	Fad, Kathleen McConnell	2/1/1998	Agreement
Teaching Kids & Adults with Autism	Moulton, Rozelle	2/1/1998	Agreement
Assessment and Interventions (MISSING	Beck, Ray	3/1/1999	Publishing Agreement
Assessment and Interventions (MISSING	Witt, Joseph	3/1/1999	Publishing Agreement
Teachers	Greene, Jane	9/29/2006	Author Agreement
Guide LI 2nd Edition	Eberhardt, Nancy	5/1/2000	Publishing Agreement
Making Inclusion Work, Video 1 (ITN)	Beninghof, Anne	5/1/1999	Publishing Agreement
Making Inclusion Work, Video 1 (ITN)	McLaughlin, Phil	5/1/1999	Publishing Agreement
LANGUAGE! Categories	Eberhardt, Nancy	1/1/1999	Publishing Agreement
LANGUAGE! Categories	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
LANGUAGE! Categories	Powers Sorese, Denise	1/1/1999	Publishing Agreement
Guide to Salving Academic & Behavior	Daly, Edward	1/1/2000	Publishing Agreement
Guide to Solving Academic & Behavior	Noell, George	1/1/2000	Publishing Agreement
Guide to Solving Academic & Behavior	Witt, Joseph	1/1/2000	Publishing Agreement
Step Up To Writing	Auman, Maureen/dba The Read Write Connec.	1/1/2005	Author Agreement
High Noon Books	Greene, Jane	9/29/2006	Author Agreement
Bully-Proofing Your School — Middle Schools	Bonds, Maria	10/20/2003	Amendmen for Bully-Proofing Agreements
Bully-Proofing Your School — Middle Schools	Stoker, Sally	10/20/2003	Amendmen for Bully-Proofing Agreements
Bully-Proofing Your School — Middle Schools	The Bully Project	10/20/2003	Amendmen for Bully-Proofing Agreements
Think Time Strategy for Schools	Beth Ann Carr	3/14/2003	Think Time Agreement Amendment
Think Time Strategy for Schools	Ron Nelson	3/14/2003	Think Time Agreement Amendment
Special Education in Transition	Grimes, Jeffrey (accrual only)	2/1/1998	Publishing Agreement
Special Education in Transition	Reschly, Daniel (accrual only)	2/1/1998	Publishing Agreement
Special Education in Transition	Tiley, W. David III (accrual only)	2/1/1998	Publishing Agreement
Spellers	Coultas, Deb	12/1/1998	Publishing Agreement
Spellers	Greene, Jane	1/1/2000	Publishing, Training and Royalty Agreement
Spellers	Whitney, Anne	12/1/1998	Publishing Agreement
The Tough Class Discipline Kit	McNeil, Cheryl	5/1/1999	Publishing Agreement
REWARDS	Archer, Anita	10/15/2002	Rewards Agreement Addendum
REWARDS	Gleason-Ricker, Mary	10/15/2002	Rewards Agreement Addendum
REWARDS	Vachon, Vicky	10/15/2002	Rewards Agreement Addendum
First Aid for-Hurt Feelings	Barris, Mitchell	5/1/1999	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
First Aid for Hurt Feelings	Garrity, Carla	5/1/1999	Publishing Agreement
First Aid for Hurt Feelings	Porter, William	5/1/1999	Publishing Agreement
Sort Itl (LANGUAGE!)	Feriito, Sheryl	1/1/1999	Publishing Agreement
Sort Itl (LANGUAGE!)	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
Functiional Behavioral Assessment	Liaupsin, Carl	8/1/2000	Publishing Agreement
Functiional Behavioral Assessment	Nelson, C. Michael	8/1/2000	Publishing Agreement
Functiional Behavioral Assessment	Scott, Terrance M	8/1/2000	Publishing Agreement
Processing (CTOPP)	Greene, Jane	9/29/2006	Author Agreement
Test of Word Reading Efficiency (TOWR)	Greene, Jane	9/29/2006	Author Agreement
Teacher Directed PALS	Allen, Shelley	10/1/1999	Publishing Agreement
Teacher Directed PALS	Howard, Jill K.	10/1/1999	Publishing Agreement
Teacher Directed PALS	Mathes-Burnett, Patricia	10/1/1999	Publishing Agreement
Teacher Directed PALS	Torgesen, Joseph	10/1/1999	Publishing Agreement
Discovery Program-Videos	Dl Media, LLLP	1/1/2001	Publishing Agreement
Discovery Program-Workbooks	Discovery Institute	1/1/2001	Publishing Agreement
Attain IEP Success, Hostile, Resistant	Attainment Company, Inc.	10/17/2000	Nonexclusive Submaster Royalty Agreement
Resistance, Building Rapport	Maag, John	6/20/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Bryant, Diane	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Dimino, Joseph	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Klingner, Janette	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Schumm, Jeanne S.	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Vaughn, Sharon	6/29/2000	Publishing Agreement
Language Skills (BELLS)	Jepson, Stacia	8/21/2000	Publishing Agreement
Language Skills (BELLS)	Noble, Linda	8/21/2000	Publishing Agreement
Language Skills (BELLS)	Paulson, Lara	8/21/2000	Publishing Agreement
Language Skills (BELLS)	Paulson, Lucy Hart	8/21/2000	Publishing Agreement
Language Skills (BELLS)	van den Pol, Richard	8/21/2000	Publishing Agreement
First Step to Success	Feil, Edmound	1/29/2001	Publishing Agreement
First Step to Success	Golly, Annemieke	1/29/2001	Publishing Agreement
First Step to Success	Kavanagh, Kate	1/29/2001	Publishing Agreement
First Step to Success	Sleverson, Herb	1/29/2001	Publishing Agreement
First Step to Success	Stiller, Bruce	1/29/2001	Publishing Agreement
First Step to Success	Walker, Hill	1/29/2001	Publishing Agreement
The IEP Planner Series	DePry, Randall	6/16/2000	Publishing Agreement
The IEP Planner Series	Fletcher-Janzen, Elaine	6/16/2000	Publishing Agreement
Meeting Standards	Beninghof, Anne	2/19/2001	Publishing Agreement
KPALS	Clancy-Mencbetti, Jeanine	10/1/1999	Publishing Agreement
KPALS	Mathes-Bumetl, Patricia G	10/1/1999	Publishing Agreement
KPALS	Torgeson, Joseph K.	10/1/1999	Publishing Agreement
1st Grade PALS	Allen, Shelley	10/1/1999	Publishing Agreement
1st Grade PALS	Alior, Jill Howard	10/1/1999	Publishing Agreement
1st Grade PALS	Mathes-Burnett, Patricia G	10/1/1999	Publishing Agreement
1st Grade PALS	Torgeson, Joseph K.	10/1/1999	Publishing Agreement
Language!	Greene, Jane	9/29/2006	Author Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Directed Play	McCarthy-Rettig, Kelly	4/27/2001	Publishing Agreement
Directed Play	Rettig, Michael	4/27/2001	Publishing Agreement
Language Roots, 2nd Edition	Alexander, John	9/1/1997	Agreement
Language Roots, 2nd Edition	Bebko, Anne	9/1/1997	Agreement
Language Roots, 2nd Edition	Doucet, Richard	9/1/1997	Agreement
Language Roots, 2nd Edition	Greene, Jane	9/29/2006	Author Agreement
The Well Connected School Psychologist	Steingart, Sandra K.	5/4/2001	Publishing Agreement
Reaching Out to Today’s Kids	Flatau, Susie Kelly	6/12/2001	Publishing Agreement
Reaching Out to Today’s Kids	McConnell Fad, Kathleen	6/12/2001	Publishing Agreement
Making Your Child a Player in Life	Bessire, Linda	6/14/2001	Publishing Agreement
Making Your Child a Player in Life	Cronin, W. Jean	6/14/2001	Publishing Agreement
Spelling and Writing the English Language	Moats, Louisa	2/15/2000	Publishing Agreement
Book D only	Moats, Louisa	12/16/2003	Spellography Agreement Addendum
Spelling and Writing the English Language	Rosow, Bruce	2/15/2000	Publishing Agreement
Book D only	Rosow, Bruce	12/16/2003	Spellography Agreement Addendum
Teachers Make a Difference	Sheridan, Susan	6/29/2001	Publishing Agreement
Functional Assessment of Academic	Christenson, Sandra L.	7/11/2001	Publishing Agreement
Functional Assessment of Academic	Ysseidyke, James	7/11/2001	Publishing Agreement
Algebra 1 Rescue	Bradsby, Larry	7/12/2002	Publishing Agreement
Algebra 1 Rescue	Bradsby, Larry	7/12/2002	Publishing Agreement
ParaPros as Reading Tutors	DelQuadri, Joseph	10/3/2003	Publishing Agreement
ParaPros as Reading Tutors	Duval, Steve	10/3/2003	Publishing Agreement
ParaPros as Reading Tutors	Hall, Vance R.	10/3/2003	Publishing Agreement
The Parent Coach	Borchert, Carol	9/24/2001	Publishing Agreement
The Parent Coach	Richfield, Steven	9/24/2001	Publishing Agreement
Growing Writers	Kemp, Debra	10/26/2001	Publishing Agreement
Northstar (AKA Mentoria)	Boersma, Richard	8/28/2001	Purchase of Rights and Work-for-Hire Agreement
Read Well Kindergarten	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Special Education Modules	Algozzine, Bob	12/31/2001	Publishing Agreement
Special Education Modules	Ysseidyke, James	12/31/2001	Publishing Agreement
We Can Kit components (sold alone)	Gibson, Vicki	12/13/2001	Publishing Agreement
Addressing Student Problem Behavior	American Institutes for Research	11/28/2001	Publishing Agreement
Helping Kids Handle Conflict	Huggins, Pat	6/15/1999	Amendment to Agreement
Helping Kids Handle Conflict	Shakarian, Lorraine	6/15/1999	Amendment to Agreement
Primary Vers.	Huggins, Pat	5/31/1989	Agreement
Primary Vers.	Wood Manion, Donna	5/31/1989	Agreement
state adoption kit)	What Works With Kids, LLP (WWWK)	12/13/2001	Publishing Agreement
any state adoption kit)	What Works With Kids, LLP (WWWK)	12/13/2001	Publishing Agreement
state adoption kit other than TX)	What Works With Kids, LLP (WWWK)	12/13/2001	Publishing Agreement
Watchword (with Addendum)	Watchword, Inc	12/17/2001	Publishing Agreement
Behavior	Fox, Dr Robert	12/31/2001	Publishing Agreement
Behavior	Nicholson, Bonnie	12/31/2001	Publishing Agreement
Tips for Beginning Teachers	Algozzine, Bob	1/15/2002	Publishing Agreement
Tips for Beginning Teachers	Ysseidyke, James	1/15/2002	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Algebra Ready	Denver Public Schools	1/15/2002	Publishing Agreement
Algebra Ready	The Learner’s Edge, Inc.	1/15/2002	Publishing Agreement
Special Education Law	Yell, Mitchell	1/16/2002	Publishing Agreement
Literacy Skills	Ill & Ruth A Kaminski)	2/4/2004	Publishing Agreement
We Can Sing English and Spanish	Houston, Jack	2/18/2002	Agreement for Development of Media Products
ASSIST Series (Exciding 18 SEP & 18 CON)	Huggins, Pat	6/15/1999	Amendment to Agreement
STP Poster	Hergenrolder, Ernie (Artist)	1/7/1997	Agreement
Meaning Through Morphology	Ebbers, Susan M.	2/26/2002	Publishing Agreement
LETRS	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
Wright Well Grade One / The Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
The Tough Kid Parent Book	Jenson, Bill	3/1/2002	Publishing Agreement
The Tough Kid Parent Book	Rhode, Ginger	3/1/2002	Publishing Agreement
Colleague In The Classroom	World’s Best Teachers, Inc.	3/28/2002	Assignment Agreement
DVDs)	World’s Best Teachers, Inc.	3/28/2002	Assignment Agreement
Preventing Problem Behavior	Algozzine, Bob	4/18/2002	Publishing Agreement
TIPS: Pamphlets for Parents	Algozzine, Bob	4/26/2002	Publishing Agreement
TIPS: Pamphlets for Parents	Ysseldyke, James	4/26/2002	Publishing Agreement
An LEP Implementation Guide: Grades 7-12	Chavez)	4/30/2002	Publishing Agreement
An LEP Implementation Guide: Grades 7-12	Clark, Kevin	4/30/2002	Publishing Agreement
An LEP Implementation Guide: Grades 7-12	Porter, Rosalie	4/30/2002	Publishing Agreement
We Can Kits (other than NM or TX)	Gibson, Vicki	6/18/2002	Agreement Letter
We Can Kits (other than NM or TX)	Hickerson, Joel	6/18/2002	Agreement Letter
We Can Kit (NM)	Gibson, Vicki	6/18/2002	Agreement Letter
We Can Kit (NM)	Hickerson, Joel	6/18/2002	Agreement Letter
We Can Kit (TX)	Gibson, Vicki	12/31/2001	Publishing Agreement
Unified Discipline	Algozzine, Bob	5/7/2002	Publishing Agreement
Unified Discipline	White, Richard	5/7/2002	Publishing Agreement
Medication Fact Sheets	Konopasek, Dean	5/10/2002	Publishing Agreement
PRIDE	Algozzine, Bob	5/20/2002	Publishing Agreement
PRIDE	Campbell, Pam	5/20/2002	Publishing Agreement
PRIDE	Wang, Jianjun	5/20/2002	Publishing Agreement
PRIDE	Ysseldyke, James	5/20/2002	Publishing Agreement
Early Childhood Interagency Collaboration	Frederick, Linda	4/26/2002	Publishing Agreement
Early Childhood Interagency Collaboration	Hayden, Peggy	4/26/2002	Publishing Agreement
Early Childhood Interagency Collaboration	Smith, Barbara	4/26/2002	Publishing Agreement
Greenwood Word List Book	Greenwood Institute	5/29/2002	Publishing Agreement
Handbook	Algozzine, Bob	6/24/2002	Publishing Agreement
Handbook	Bateman, David	6/24/2002	Publishing Agreement
Handbook	O’Shea, Dorothy	6/24/2002	Publishing Agreement
Handbook	O’Shea, Lawrence	6/24/2002	Publishing Agreement
Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Assessments That Work	Reschly, Dan	4/21/2004	Publishing Agreement
Assessments That Work	Vanderwood, Michael	4/21/2004	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Assessments That Work	Ysseldyke, James	4/21/2004	Publishing Agreement
Learning Strategies	Algozzine, Bob	7/11/2002	Publishing Agreement
Learning Strategies	Lambert, Monica	7/11/2002	Publishing Agreement
Transitional Math	Siroh, Mary	8/1/2002	Publishing Agreement
Transitional Math	Woodward, John	8/1/2002	Publishing Agreement
Primary Steps Reproducibles	Auman, Maureen/dba The Read Write Connec.	3/1/2005	Author Agreement
Primary Steps Reproducibles	Karas, Gwen	3/1/2005	Author Agreement
Primary Steps Reproducibles	Sage, Margaret	3/1/2005	Author Agreement
Primary Steps Reproducibles	Tyler, Caela	3/1/2005	Author Agreement
Choose and Take Action	University Tech Corp (CUCS) (CU, Colo Springs)	9/17/2001	Publishing Agreement
Practical Writing Series	ReadWrite Connect, LLC (Maureen Auman)	3/1/2005	Author Agreement
Everybody Needs Fluency	Binder, Cart	9/17/2002	Publishing Agreement
The Tough Kid New Teacher Kit	Jenson, Bill	8/28/2002	Ammendment to Agreement
The Tough Kid New Teacher Kit	Morgan, Daniel P.	8/28/2002	Ammendment to Agreement
The Tough Kid New Teacher Kit	Rhode, Ginger	8/28/2002	Ammendment to Agreement
Misbehavior in Preschool Classrooms	McNeil, Cheryl B	9/5/2002	Publishing Agreement
Making Connections	State Board of Educ-Oregon	9/16/2002	Publishing Agreement
Step By Step	American Institutes for Research	9/30/2002	Publishing Agreement
Program	Adams, Gail	10/22/2002	Publishing Agreement
Program	Brown, Sheron	10/22/2002	Publishing Agreement
Effective Discipline	Bryant, Diane Pedrotty	11/15/2002	Publishing Agreement
Effective Discipline	Curran, Christina	11/15/2002	Publishing Agreement
Effective Discipline	Deutsch Smith, Deborah	11/15/2002	Publishing Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE 1 — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE 1 — Third Edition	Woods, Judy	1/1/2003	Letter of Agreement
Safe Schools Video Series	Montgomery County Public Schools	12/5/2002	Publishing Agreement
In Schools (CBITS)	The Rand Corporation	1/10/2003	Publishing Agreement
Building Effective Schools Together (BEST)	Golly, Annemieke	1/10/2003	Publishing Agreement
Building Effective Schools Together (BEST)	Sprague, Jeffrey	1/10/2003	Publishing Agreement
Primary Steps Poster Set	Auman, James	3/1/2005	Author Agreement
Primary Steps Poster Set	Auman, Paul	3/1/2005	Author Agreement
Primary Steps Poster Set	Tyler, Caela	3/1/2005	Author Agreement
by Bob Davies	Davies, Robert	1/27/2003	Publishing Agreement
Algebra One-Minute Fluency Builders	Anderson, Peggy	1/27/2003	Publishing Agreement
Algebra One-Minute Fluency Builders	Beck, Ray	1/27/2003	Publishing Agreement
Algebra One-Minute Fluency Builders	Conrad, Denise	1/27/2003	Publishing Agreement
Control	Huggins, Pat	2/11/2003	Amendment to Agreement
Control	Shakarian, Lorraine	2/11/2003	Amendment to Agreement
Internentions	Naquin, Gale	2/14/2003	Publishing Agreement
Internentions	Stephens, Tammy	2/14/2003	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
50 Simple Ways To Make Teaching More fun	Algozzine, Bob	12/1/1993	Agreement
Administrator’s Guide	Beninghof, Anne	9/18/2001	Publishing Agreement
Guide	Singer, Anne	9/18/2001	Publishing Agreement
Teacher’s Guide to Integrating Students with	Beninghof, Anne	8/24/2001	Publishing Agreement
Sensible Strategies	Beninghof, Anne	8/24/2001	Publishing Agreement
	The Mulkey Company (Susan Filster-Mulkey)	11/2/2004	Agreement Amendment

Cambium Learnig NY, Inc. Contracts
Chicago Early Intervention	Colleen Jones	2/16/1997	Authors Agreement
Chicago Early Intervention	Mary Keller	9/1/2002	Authors Agreement
Early Reading Program (Pre K-3)	Adria Klein	9/1/2002	Authors Agreement
Early Reading Program (Pre K-3)	Colleen Jones	1/1/1999	Authors Agreement
After School Reading	Colleen Jones	9/1/2002	Authors Agreement
Early Reading Program (Pre K-3) (CD only)	Jason Powe	2/4/2002	Authors Agreement
Early Reading Program (Pre K-3) (CD only)	Joshau Powe	2/4/2002	Authors Agreement
Early Reading Program (Pre K-3)	Lisa Fleisher	12/15/1999	Authors Agreement
After School Reading	Lisa Fleisher	12/15/1999	Authors Agreement
Early Reading Program (Pre K-3)	Mary Keller	1/1/1999	Authors Agreement
After School Reading	Mary Keller	3/1/2001	Authors Agreement
Metro Math Bridges	Colleen Jones	2/1/2000	Authors Agreement
Metro Math Bridges	Jack Beers	2/1/2000	Authors Agreement
Math Readers	Adria Klein	5/4/1999	Authors Agreement
Math Readers	Colleen Jones	2/19/1999	Authors Agreement
Metro Non Fiction Book Bag	Colleen Jones	3/1/2001	Authors Agreement
Metro Non Fiction Book Bag	Mary Keller	3/1/2001	Authors Agreement
Mission Possible	Andrea Kerr	2/25/2000	Consultant Agreement
Mission Possible	Audrey Donaldson	2/25/2000	Consultant Agreement
Mission Possible	Diana Dumetz Carry	2/25/2000	Authors Agreement
Problem Solving	Colleen Jones	2/19/1999	Authors Agreement
Problem Solving	Jack Beers	3/20/1999	Authors Agreement
Reading Acceleration Program	Colleen Jones	2/16/1997	Authors Agreement
Reading Acceleration Program	Mary Keller	9/1/2002	Authors Agreement
Fast Forward / Reading Central	Adria Klein	3/29/2000	Authors Agreement
Fast Forward / Reading Central	Colleen Jones	9/1/2002	Authors Agreement
Fast Forward / Reading Central	Mary Keller	3/1/2001	Authors Agreement
Voyages	Colleen Jones	3/1/2002	Authors Agreement
Voyages	Hillsborough County SD	Contracts
Voyages	Jack Beers	3/1/2001	Authors Agreement
The Spirit Within — Kids Anthology	AKA Sorority, Inc.	Contracts
Alabama Civil Rights book	Donna Elam	4/20/2004	Author Agreement
Alabama Civil Rights book	Jason Powe	4/20/2004	Author Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item

Alabama Civil Rights book	Between Donna Eiam and Jason Powe	1/1/2005	Royalty Assignment
Alabama Civil Rights book	Between Jason Powe and Donna Elam	1/1/2005	Royalty Assignment

Bully-Proofing Your School: A Comprehensive Approach for Elementary Schools, 3rd Edition. The Bully Porject		5/1/2003	Publishing Agreement

Schedule 5.18
Environmental Matters
None.

Schedule 5.19
Insurance

Policy No.	Insurer	Coverage	Limits	Effective Date	Renewal Date	Premium

P-630-0324L552-TIL-07	Travelers	Property	25,000,000	2/15/2007	2/15/2008	64,012
P-630-0324L552-TIL-07	Travelers	Computer	1,000,000	2/15/2007	2/15/2008
P-630-0324L552-TIL-07	Travelers	Business Interruption	26,000,000	2/15/2007	2/15/2008

P-630-0324L552-TIL-07	Travelers	General Liability:		2/15/2007	2/15/2008	42,352
		Per Occurrence	1,000,000
		General Aggregate	2,000,000
		Fire Damage	1,000,000
		Medical Expense	10,000
		Personal & Advertising Injury	1,000,000
		Products/Completed Operations	1,000,000
		Combined Single Limit	1,000,000

PFUB-9692C90-6-07	Travelers	Workers Compensation	500,000	2/15/2007	2/15/2008	154,489

104901371	Travelers	Crime	500,000	2/15/2007	2/15/2008	2,322

PSM-CUP-1231L517-TIL-07	Travelers	Umbrella		2/15/2007	2/15/2008	11,504
		Per Occurrence	10,000,000
		General Aggregate	10,000,000

Binder #B07031606599	Travelers	Foreign Liability:		2/15/2007	2/15/2008	2,500
		General Liability	1,000,000
		Automobile Liability	1,000,000
		Employers Liability	500,000
		Repatriation Expense	250,000

Schedule 5.21
Acquisition Agreement Exhibits and Schedules
Acquisition Documents
(i)
EXHIBITS AND SCHEDULES
Exhibits

Exhibit A	Form of Escrow Agreement
Exhibit B-1	Form of Option Termination Agreement — Non-Senior Management
Exhibit B-2	Form of Option Termination Agreement — Senior Management
Exhibit C	Form of Closing Certificate
Exhibit D	Form of Restrictive Covenants Agreement
Exhibit E	Form of Joinder Agreement
Exhibit F	Form of J.H. Whitney Non-Solicitation and Confidentiality Agreement
Schedules

Schedule 1(a)	Funded Debt
Schedule 1(b)	Net Working Capital Methodology
Schedule 2.2(f)	Equity Rollover Consideration
Schedule 3.1(b)	Jurisdictions Where Qualified to do Business
Schedule 3.2(a)	Stock Ownership
Schedule 3.2(b)	Optionholders
Schedule 3.3	Subsidiaries
Schedule 3.5	Noncontravention
Schedule 3.7	Financial Statements
Schedule 3.8	Undisclosed Liabilities
Schedule 3.9	Absence of Certain Changes
Schedule 3.10	Litigation
Schedule 3.11	Taxes
Schedule 3.12	Compliance with Laws; Permits
Schedule 3.13	Environmental Matters
Schedule 3.14	Material Contracts
Schedule 3.15	Employee Benefits
Schedule 3.16	Labor Relations; Employee Issues

Schedule 3.17	Intellectual Property
Schedule 3.18	Real Property
Schedule 3.19	Affiliate Transactions
Schedule 3.21	Insurance
Schedule 3.23	Bank Accounts
Schedule 3.24	Transaction Expenses
Schedule 5.5	Debt Financing Commitments
Schedule 6.1	Pre-Closing Covenant Exceptions
Schedule 6.3(b)	Material Contract Consents
Schedule 8.2	Specified Indemnities
(ii)
1.	Stock Purchase Agreement, dated as of January 29, 2007, by and among Cambium, Sellers and Purchaser

2.	Equity Commitment Letter, dated as of January 29, 2007, from VSS Communications Partners IV, L.P. (“Sponsor”), VSS Communications Parallel II Partners IV, L.P. and VSS SBS IV, LLC to Purchaser

3.	Commitment Letter, dated as of January 29, 2007, by and among Credit Suisse Securities (USA) LLC, Credit Suisse, Cayman Islands Branch, Barclays Bank PLC (collectively, the “Banks”) and Purchaser

4.	Fee Letter, dated as of January 29, 2007, by and among the Banks and Purchaser

5.	Sponsor Letter, dated as of January 29, 2007, by and among the Banks and Sponsor

6.	Letter dated January 29, 2007 (re: Stock Purchase Agreement) from EdNewco, LLC to Purchaser

7.	Letter dated January 29, 2007 (re: Whitney V, L.P.) from Whitney V, L.P. to Purchaser

8.	Letter dated January 29, 2007 from J.H. Whitney & Co. to Purchaser

Schedule 5.24
Commission Fees
None.

Schedule 8.2(a)(ii)
Outstanding Indebtedness
•	Build-to-Suit Net Lease between Opus Northwest, L.L.C. as Landlord and Sopris West Educational Services, Inc. as Tenant, dated September 30, 2005.
•	Letter of Credit issued by Citizens Bank of Massachusetts number S902948, dated November 15, 2005, in the amount of $1,000,000.
•	Letter of Credit issued by Citizens Bank of Massachusetts number S902308, dated March 10, 2005 as amended on June 28, 2005, July 16, 2005, October 25, 2005, February 27, 2007, in the amount of $555,000.

Schedule 8.2(b)(iii)
Permitted Liens
•	Debtor: Sopris West Educational Services, Inc.
Creditor: Crown Credit Company
Pursuant to: UCC Financing Statement of Crown Credit Company for 2 Crown Lift Trucks, 2 Deeka Batteries, 2 Ametek Chargers.

•	Debtor: IntelliTooIs, Inc. Creditor: CIT Technology Financing Services, Inc. Pursuant to: UCC Financing Statement for equipment lease.

Schedule 8.2(d)
Investments
None.

Schedule 8.2(i)
Affiliate Transactions
•	J. Stuart Horsfall has an ownership interest in Cactus Investments, LLC, which is the lessor of 4093 Specialty Place in Longmont, CO.
•	Operating agreement of VSS-Cambium Holdings, LLC
•	Payments pursuant to the termination of the Stock Option Plan.